As filed with the Securities and Exchange Commission on January 4, 2019
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811- 21715
NEUBERGER BERMAN ALTERNATIVE FUNDS
 (Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of principal executive offices – Zip Code)
Registrant’s telephone number, including area code: (212) 476-8800
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: October 31, 2018
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Commodity Strategy Fund

Global Allocation Fund

Hedged Option Premium Strategy Fund

Long Short Fund

Long Short Credit Fund

Multi-Asset Income Fund

Multi-Style Premia Fund

U.S. Equity Index PutWrite Strategy Fund

Annual Report

October 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

THE FUNDS
President's Letter	1
PORTFOLIO COMMENTARY
Commodity Strategy Fund	2
Global Allocation Fund	5
Hedged Option Premium Strategy Fund	8
Long Short Fund	11
Long Short Credit Fund	14
Multi-Asset Income Fund	18
Multi-Style Premia Fund	22
U.S. Equity Index PutWrite Strategy Fund	25
FUND EXPENSE INFORMATION	33
SCHEDULE OF INVESTMENTS
Commodity Strategy Fund	35
Global Allocation Fund	42
Positions by Industry	49
Hedged Option Premium Strategy Fund	62
Long Short Fund	67
Long Short Credit Fund	86
Multi-Asset Income Fund	94
Multi-Style Premia Fund	116
Positions by Industry	118
U.S. Equity Index PutWrite Strategy Fund	165
FINANCIAL STATEMENTS	168
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA
Commodity Strategy Fund	220
Global Allocation Fund	222
Hedged Option Premium Strategy Fund	222
Long Short Fund	224

Long Short Credit Fund	226
Multi-Asset Income Fund	228
Multi-Style Premia Fund	230
U.S. Equity Index PutWrite Strategy Fund	232
Report of Independent Registered Public Accounting Firms	236
Directory	239
Trustees and Officers	240
Proxy Voting Policies and Procedures	250
Quarterly Portfolio Schedule	250
Board Consideration of the Management Agreement	251
Notice to Shareholders	260

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2018 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Alternative and Multi-Asset Class Funds.

The global financial market generated mixed results over the 12 months ended October 31, 2018. Despite periods of volatility and a weak finish, U.S. equities posted a solid return during the reporting period. Robust corporate profits and the boost from the December 2017 tax reform bill led to overall positive investor demand. These positive factors more than offset continued U.S. Federal Reserve Board (Fed) monetary policy tightening and concerns over a global trade war. In contrast, equities outside the U.S. generated poor results amid signs of decelerating growth, trade war fears and a number of geopolitical uncertainties.

Meanwhile, the U.S. fixed income market generated weak results over the reporting period. Both short- and long-term Treasury yields moved higher as the economy continued to grow and inflation ticked higher. In addition, the Fed indicated that it would remain on its path to tightening monetary policy in 2019 (although more recent statements by some Fed officials have suggested a less aggressive approach). Elsewhere, central banks in developed countries outside the U.S. largely maintained their accommodative monetary policies. However, the Bank of England raised rates twice over the period and the European Central Bank announced that it would end its bond buying program by the end of the year.

All told, the U.S. equity market, as measured by the S&P 500® Index, gained 7.35% over the reporting period. International developed and emerging market equities, as measured by the MSCI EAFE® and MSCI Emerging Market Indices, returned –6.85% and –12.52%, respectively, over the 12 months ended October 31, 2018. Meanwhile, the overall U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned –2.05% during the period. Finally, inflation moved higher but was generally well contained over the period.

Looking ahead, if the economy gets through the remainder of 2018 without being derailed by geopolitical issues, Brexit, a trade war, rising U.S. inflation, or a failure of China to stimulate or of Europe and Japan to regain their growth impetus, we think that would bode well for a continuation of the business cycle through 2019 and 2020. That reads like a long list of risks, but many are interconnected and we regard all of them as containable. When the picture does clear, if things look positive, the rebound in sentiment could be sharp. That being said, some of the fog from the potential issues listed above could persist into the new year.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

JOSEPH V. AMATO
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Commodity Strategy Fund* Commentary (Unaudited)

Neuberger Berman Commodity Strategy Fund1 (formally Neuberger Berman Risk Balanced Commodity Strategy Fund) Institutional Class generated a total return of 1.19% for the 12 months ended October 31, 2018 and outperformed its benchmark, the Bloomberg Commodity Index (the Index), which posted a –1.73% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall commodity market generated mixed results over the reporting period. On one hand, energy-related commodities were highly resilient and generated positive results. However, this did not spill over to other commodities; non-energy commodities largely generated negative returns, as they were dragged down by periods of investor risk aversion, global trade war concerns and tightening monetary policy by the U.S. Federal Reserve Board. The weakest performers over the period included soybeans and soybean oil, zinc, lead, coffee and sugar.

Looking at the commodity sectors in which the Fund invests, energy was the largest contributor to performance relative to the benchmark. In particular, an out-of-benchmark allocation to gas oil and overweights to both gasoline and heating oil were additive for returns. Within the agriculture sector, the Fund's underweights to soybeans and soybean oil were beneficial for returns. Their prices fell sharply amid growing trade tensions between the U.S. and China, the latter of which is the world's largest soybean importer. Elsewhere, an overweight to cotton was additive for results, as were underweights to sugar and coffee. On the downside, out-of-benchmark allocations to lead and platinum detracted from returns as they performed poorly over the period.

The Fund seeks to gain exposure to the commodity markets by investing, directly or indirectly, in futures contracts on individual commodities and other commodity-linked derivative instruments. The Fund's tactical positioning in commodity futures detracted from performance during the reporting period.

Despite recent challenges, we continue to believe that fundamentals are generally healthy for much of the commodities complex. We are optimistic, but cautious, as we believe that trade war and China slowdown fears may prove overblown. We believe that higher inflation expectations and geopolitical hedging will provide support for precious metals. We remain cautious on agricultural and soft commodities based on what we view as the low chance of supply reduction in the near term.

On top of this, if assets in the equity markets continue to stretch their already expensive valuations, we anticipate marginal investment dollars will start to search for cheaper diversifying sources of returns. As always, in this complex market environment, we advocate for an actively managed, risk-aware approach to commodities investing, in order to dynamically adjust to the uncertainty that lies ahead.

Sincerely,

HAKAN KAYA, THOMAS SONTAG AND DAVID YI WAN
PORTFOLIO MANAGERS

*  As previously announced, effective November 8, 2018, the name of Neuberger Berman Risk Balanced Commodity Strategy Fund changed to Neuberger Berman Commodity Strategy Fund.

1  Much of the Fund's investment exposure is accomplished through the use of derivatives which may not require the Fund to deposit the full notional amount of the investment with its counterparties, such as a futures commission merchant. The Fund's resulting cash balances are invested in a variety of conservative fixed income securities.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Commodity Strategy Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NRBIX
Class A	NRBAX
Class C	NRBCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	22.0%
Corporate Bonds	65.6
Short-Term Investments	8.0
Other Assets Less Liabilities	4.4 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives (other than Options Purchased), if any.

(as a % of Total Notional Value)
Commodity Futures:
Agriculture	21.2%
Energy	34.0
Industrial Metals	15.6
Livestock	6.4
Precious Metals	17.7
Softs	5.1
Total	100.0%

PERFORMANCE HIGHLIGHTS3

	Inception	Average Annual Total Return Ended 10/31/2018
	Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	08/27/2012	1.19%	–6.51%	–6.88%
Class A	08/27/2012	0.81%	–6.85%	–7.22%
Class C	08/27/2012	0.15%	–7.67%	–8.03%
With Sales Charge
Class A		–4.98%	–7.95%	–8.11%
Class C		–0.83%	–7.67%	–8.03%
Index
Bloomberg Commodity Index[1,2]		–1.73%	–7.31%	–8.18%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.18%,1.56% and 3.20% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 0.73%, 1.09% and 1.84% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Commodity Strategy Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Allocation Fund Commentary (Unaudited)

Neuberger Berman Global Allocation Fund Institutional Class generated a –3.14% total return for the 12 month reporting period ended October 31, 2018, underperforming its benchmark, a custom blend consisting of 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Index (together, the Index), which provided a –1.01% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Global equities posted mixed results over the 12 month period. The 2017 calendar year ended with steady gains that continued into the new year. However, despite an improving global macroeconomic backdrop, the threat of rising inflation and the possibility of faster rate hikes by the U.S. Federal Reserve Board spooked global markets, which triggered a sharp sell-off in the first half of February. Although a v-shaped recovery in global markets ensued, rising interest rates and inflation expectations led to higher volatility, and a more challenging environment for markets. The rise of anti-globalization rhetoric by the U.S. presidential administration through proposed tariffs, and the resulting threats of retaliation sparked a wave of uncertainty across global trade relations. During the third quarter of 2018, global equity markets found some steady footing as the U.S. economy continued to demonstrate healthy economic fundamentals combined with strong corporate earnings. However, toward the end of the 12 month period, the U.S. equity market posted steep losses in October as global slowdown fears overshadowed fundamentals, bringing down the global equity markets.

The fixed income markets struggled as Treasury yields moved higher over the year and spread widening negatively impacted credit sector performance. Inflation failed to trend meaningfully higher resulting in Treasury Inflation-Protected Securities (TIPS) lagging. Additionally, emerging market (EM) debt exposure faced headwinds stemming from global trade concerns and country-specific events; namely, in Turkey and Argentina.

Over the period, the Fund struggled across asset classes. Gains from U.S. equity exposure were not enough to offset losses from non-U.S. developed and EM equities. Within fixed income, credit, TIPS and EM debt were detractors. The Fund also posted losses from its opportunistic investments, including its allocation to commodities and a systematic tactical asset allocation strategy.

The Fund's aggregate use of futures, forward foreign currency, swap and option contracts detracted from performance during the reporting period.

Looking back over the 12 month period, markets have experienced unprecedented divergence across regions and styles and within asset class (two examples: the S&P 500® Index has outperformed the MSCI EM Index by almost 20% and the Russell 1000® Growth Index has outperformed the Russell 1000® Value Index by over 7%). Looking forward, we believe it's crucial for investors to consider whether these relationships will continue to diverge, or will re-converge to a historically more "normal" state. The portfolio management team believes that global markets will re-converge, and as such, continues to be positioned with overweights to EM equity and debt, which we think stand to be notable beneficiaries if markets do indeed re-converge. The Fund's exposure to non-U.S. developed equity has also increased based on the reconvergence theme. We have increased exposure to interest rate duration given the recent rise in yields, but remain shorter than benchmark in anticipation of higher risk premiums given central bank plans toward policy normalization. Also, corporate spreads have recently widened, which we think presents an opportunity if, as we anticipate, fundamentals remain healthy and the economic business cycle extends.

We continue to believe that a flexible, multi-dimensional approach to a diversified portfolio is prudent. Our multi-asset class solution offers a "global go-anywhere" strategy, complemented with historically uncorrelated sources of return and a risk framework at both the security and portfolio level, in addition to independent firm oversight.

Sincerely,

ERIK KNUTZEN, BRADLEY TANK AND AJAY JAIN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Allocation Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGLIX
Class A	NGLAX
Class C	NGLCX

PERFORMANCE HIGHLIGHTS3

	Inception	Average Annual Total Return Ended 10/31/2018
	Date	1 Year	5 Year	Life of Fund
At NAV
Institutional Class	12/29/2010	–3.14%	2.63%	5.05%
Class A	12/29/2010	–3.49%	2.26%	4.68%
Class C	12/29/2010	–4.25%	1.50%	3.90%
With Sales Charge
Class A		–9.00%	1.05%	3.89%
Class C		–5.16%	1.50%	3.90%
Index
Blended Benchmark*[1,2]		–1.01%	3.91%	5.09%
MSCI All Country World Index (Net)[1,2]		–0.52%	6.15%	7.29%

*  Blended Benchmark is composed of 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 4.03%, 4.53% and 5.27% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 0.93%, 1.32% and 2.06% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Allocation Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended Benchmark is composed of 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Index.

Hedged Option Premium Strategy Fund Commentary (Unaudited)

Neuberger Berman Hedged Option Premium Strategy Fund Institutional Class generated a total return of –4.74% for the 12 month reporting period ending October 31, 2018, underperforming its primary benchmark, the CBOE S&P 500® Iron Condor Index (the Index), which generated a total return of –3.66% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The Fund pursues an absolute return objective and is intended to experience limited correlation to broader equity markets. The Fund seeks to achieve its goal primarily through a strategy of selling (writing) put and call option spreads on U.S. indices, including the S&P 500® Index and the Russell 2000® Index, on exchange traded funds (ETFs) or on equity securities, and through investments in fixed income instruments. The Fund attempts to generate returns through the receipt of premiums from selling put and call option spreads, as well as through investments in fixed income instruments. Collectively, these strategies are intended to reduce volatility relative to what it would be if the Fund held the underlying reference asset (e.g., the underlying index, ETF or security) on which the options are written. In an effort to diversify exposures and limit volatility, the Fund sells put and call option spreads at varying strike prices and with varying expiration dates on various reference assets.

The significant price reversals in the S&P 500 and Russell 2000 Indices in the first and third quarters of 2018 resulted in losses for the Fund. In particular, the rapid increase in the S&P 500 in the first four weeks of the calendar year (+7.6%) resulted in losses from the Fund's short call spread strategy. Subsequently, the Fund suffered additional losses from its put spread strategy during the –10% drawdown in the S&P 500 from January 26 to February 8. Option exposures to the S&P 500 Index outperformed comparable exposures to the Russell 2000 Index for the period despite higher levels of implied volatility for the Russell 2000 as the S&P 500 remained within narrower limits for the year.

The Fund's fixed income collateral holdings of short-term U.S. Treasuries contributed marginally to returns as short-term U.S. Treasury bond yields increased over the period with the 2-Year U.S. Treasury yield increasing by roughly 130 basis points to 2.87%. We continue to roll maturing bond collateral into new two to three year U.S. Treasury notes at yield levels that are markedly higher than a year ago. Despite the significant rise in short term rates, our fixed income collateral holdings have avoided any meaningful losses. Over time we anticipate the strategy to benefit from higher levels of short-term interest rates as the shorter duration exposures of the Fund's fixed income portfolio allow the Fund to capture what we anticipate will be higher yields without experiencing significant duration risk.

As we reflect on our strategy results in 2018, we feel compelled to drop 'cautious' from the 'cautious optimism' we had coming into the year. We are pleased to have avoided a significant erosion of capital suffered by many volatility and risk-premia strategies in 2018, and believe that if we have increased market uncertainty without a full recessionary economic environment, it bodes well for our ability to earn equity index option premiums and short-term bond income relative to a continued dependence on capital appreciation.

Further, we anticipate equity market return dispersion to continue to increase across various regions, sectors and industries—due to a combination of diverse interest rate politics, increased global competition and geopolitics (e.g., U.S. tax reform and Brexit). As a result, we think equity index returns are likely to be at or below longer-term averages which has the potential to lead to higher relative returns for the Fund versus the Fund's benchmark and related U.S. equity market indexes such as the S&P 500 and Russell 2000 Indices.

Sincerely,

DEREK DEVENS
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Hedged Option Premium Strategy Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NHOIX
Class A	NHOAX
Class C	NHOCX
Class R6	NHORX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
U.S. Treasury Obligations	101.6%
Options Purchased	0.2
Options Written	(2.3)
Short-Term Investments	0.7
Liabilities Less Other Assets	(0.2)
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 10/31/2018
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	04/12/2017	–4.74%	–1.88%
Class A	04/12/2017	–5.12%	–2.24%
Class C	04/12/2017	–5.84%	–2.98%
Class R6	04/12/2017	–4.71%	–1.84%
With Sales Charge
Class A		–10.57%	–5.90%
Class C		–6.77%	–2.98%
Index
CBOE S&P 500 Iron Condor Index[1,2]		–3.66%	–1.94%
S&P 500® Index[1,2]		7.35%	11.63%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for the fiscal period ended 2017 are 5.26%, 5.89%, 6.60% and 5.19% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the fiscal period ended 2017 are 0.68%, 1.04%, 1.79% and 0.61% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the fiscal period ended 2017 have been restated to reflect actual expenses excluding organization expenses incurred during that period. The expense ratios for the annual period ended October 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Hedged Option Premium Strategy Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Long Short Fund Commentary (Unaudited)

Neuberger Berman Long Short Fund Institutional Class generated a 2.32% total return for the 12-month reporting period ended October 31, 2018, outperforming its primary benchmark, the HFRX Equity Hedge Index (the Index), which returned –2.99% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite several setbacks, the U.S. stock market generated a positive return during the reporting period. The market was initially supported by generally solid corporate profits. However, the market fell sharply in February and March 2018, partially due to fears that the U.S. Federal Reserve Board (Fed) would take a more aggressive approach in terms of future interest rate hikes. The market then rallied over the next six months as generally positive economic data and robust corporate profits overshadowed concerns over a global trade war. The market ended the reporting period on a weak note amid renewed worries over Fed monetary policy tightening, fears of moderating economic growth and ongoing trade war rhetoric. All told, the S&P 500® Index gained 7.35% over the 12 months ended October 31, 2018.

The Fund remained constructively positioned, albeit increasingly selective, during the period for an ongoing economic recovery in the U.S. Against this backdrop, the Fund's largest sector weights were in Industrials and Consumer Discretionary.

We categorize our long investment exposure into three groups: Capital Growth, Total Return and Opportunistic. Capital Growth continues to represent our largest allocation followed by Total Return and Opportunistic. We continued to identify compelling opportunities in Capital Growth relative to Total Return, as higher interest rates could negatively impact longer duration assets and cash flows. The portfolio's short exposure includes both single name "Fundamental" shorts and "Market" shorts. During the period, equity long exposure increased against the backdrop of heightened market volatility and greater sector dispersion as fundamentals came back into focus while overall total shorts decreased. Market shorts that consist primarily of sector and market cap-specific indices to help manage broader portfolio exposures decreased slightly during the period.

Equity long exposure added to Fund performance, while Fundamental shorts and the Fund's aggregate use of index futures, options and swaps related to hedging activity detracted from performance during the period given the overall positive move in markets.

Despite recent market gyrations, we believe the economic backdrop in the U.S. remains strong and continues to look positive. Looking ahead, the state of U.S. and global growth will likely be the determining factor of how equities perform. Close attention will be paid on whether rising interest rates and recently enacted tariffs will choke off economic activity. However, we anticipate that the path and timing of these policies will continue to be announced in an erratic manner and, therefore, drive near-term market volatility. Against this backdrop, we believe this will create more dispersion and potential opportunities both long and short. Nevertheless, we are very mindful of the complex world in which we live and invest. The risks of the long-term inflationary effects of continued government intervention, coupled with a myriad of ongoing geopolitical issues around the world, remain top of mind.

Sincerely,

CHARLES KANTOR AND MARC REGENBAUM
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Long Short Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLSIX
Class A	NLSAX
Class C	NLSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Common Stocks	79.4%	(12.4)%
Convertible Bonds	0.2	—
Corporate Bonds	5.3	(1.1)
Exchange Traded Funds	—	(0.6)
Master Limited Partnerships	1.4	(0.3)
Options Purchased	0.2	—
Preferred Stocks	0.9	—
Short-Term Investments	10.5	—
Other Assets Less Liabilities	16.5 *	—
Total	114.4%	(14.4)%

*  Includes the impact of the Fund's open positions in derivatives (other than Options Purchased), if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2018
	Date	1 Year	5 Year	Life of Fund
At NAV
Institutional Class	12/29/2011	2.32%	3.32%	5.91%
Class A	12/29/2011	2.01%	2.95%	5.54%
Class C	12/29/2011	1.27%	2.18%	4.75%
With Sales Charge
Class A		–3.85%	1.73%	4.63%
Class C		0.27%	2.18%	4.75%
Index
HFRX Equity Hedge Index[1,2]		–2.99%	1.19%	2.85%
S&P 500® Index[1,2]		7.35%	11.34%	14.34%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.81%, 2.17% and 2.92% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended October 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Long Short Credit Fund Commentary (Unaudited)

Neuberger Berman Long Short Credit Fund Institutional Class returned –1.00% for the 12-month reporting period ended October 31 2018, underperforming its primary benchmark, the HRFX Fixed Income-Credit Index (the Index), which returned –0.19%% for the same period. The Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, which returned –2.05% for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Credit markets had a difficult time over the reporting period. Concerns over rising rates, the continuation of tightening monetary policy by the U.S. Federal Reserve Board (Fed), uncertainty on global growth, trade tensions between the U.S. and China and a volatile equity backdrop all contributed to investor nervousness and poor performance. Investors appeared to be concerned about the onset of a global slowdown. In addition, continued concerns about the length of the cycle for both credit markets and the overall U.S. business expansion also had investors concerned. Another influencing factor was the pickup in overall market volatility, both in equity and fixed income markets. We believe investors have become accustomed to low volatility trending markets in both credit and equity. For now it appears as if the concerns highlighted above as well as the increase in U.S. interest rates may be breaking that calming influence on investors' risk appetites.

The increase in U.S. Treasuries during the period has, in our view, played a significant role in credit returns. The 10-year U.S. Treasury yield started the period at 2.38% and ended at 3.15%. This move was driven by a number of factors, primarily strong U.S. GDP growth as well as the communication by the Fed of continued interest rate hikes. The total number of interest rate hikes in the reporting period was four and the market has been pricing in approximately a 90% probability of a further hike in December 2018. The upward move in interest rates does not appear to have been absorbed as well as the interest rate hikes of 2017. There appears to be a concern that the number of hikes may begin to choke off the business cycle and that the tightening of financial conditions may accelerate the onset of a recession.

We believe the Fed policy and the move in interest rates will be a dominant feature in driving credit returns over the next 12 months. In addition, the European Central Bank has signaled that they may begin removing some of their extraordinary monetary accommodation. We are somewhat skeptical that the Fed will raise rates at the same pace over the next 12 months as over the past 12 months. When we look at the U.S. economy, we still believe that the economy is healthy and that while we anticipate growth may slow, it should still be robust, albeit not at the same level as the economy is currently operating at. In addition, from a fundamental perspective, credit appears to us to be fairly priced for the default environment. The issue in our minds is the degree to which one is being paid to take both interest rate and credit risk. We continue to believe in the attractiveness of credit, from the standpoint of fundamentals. We do however worry about the valuation levels and question whether investors are being paid appropriately for the interest rate risks.

Over the period, our gains mainly came from our positioning in the communications, financial and basic materials sectors, while our losses stemmed principally from our short positioning in the consumer non-cyclical and healthcare spaces.

The Fund's aggregate use of futures, forward foreign currency, swap, swaption and option contracts detracted from performance during the reporting period.

We intend to remain invested in credit, without taking too much interest rate risk. We believe the market does offer pockets of value, but we intend to remain invested conservatively. We believe that we are entering an interesting time in credit. Much of the adrenalin from central banks, delivered over the last nine years, may be coming to an end. If global growth resurfaces and inflation measures pick up, we expect that the markets will adjust. We do not believe that the transition will be as smooth as is currently predicted. It is our expectation that volatility in credit will increase and we are hoping to benefit from that. We have constructed a portfolio of single name long and short positions based on fundamental analysis. We hope to be able to capture the idiosyncratic opportunities that we believe are mispriced. This continues to be expressed through relative value trades, capital structure arbitrage trades and directional long and short positions.

We do not believe that investors need to be exposed to the full credit market; rather, we think that a balanced book of longs and shorts may perhaps be a better solution for the upcoming changes we are anticipating. The Fund seeks to deliver a stable series of returns that are not correlated to either the volatility or general return of the broad credit markets. We believe that a portfolio of fundamental long and short positions in credit, with little interest rate risk, should be able to help accomplish this in the upcoming year.

Sincerely,

RICK DOWDLE* AND NORMAN MILNER
PORTFOLIO MANAGERS

*  As previously disclosed in a supplement to the Fund's prospectus, Rick Dowdle will cease his portfolio management responsibilities on or about December 31, 2018. Norman Milner will continue to manage the Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Long Short Credit Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLNIX
Class A	NLNAX
Class C	NLNCX
Class R6	NRLNX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Common Stocks	0.1%
Corporate Bonds	45.9
Foreign Government Securities	0.3
Short Term Investments	27.3
Other Assets Less Liabilities	26.4 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives (other than Options Purchased), if any.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 10/31/2018
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	06/29/2015	–1.00%	0.56%
Class A	06/29/2015	–1.43%	0.20%
Class C	06/29/2015	–2.14%	–0.50%
Class R6	06/29/2015	–0.93%	0.63%
With Sales Charge
Class A		–5.64%	–1.08%
Class C		–3.09%	–0.50%
Index
HFRX Fixed Income - Credit Index[1,2]		–0.19%	0.55%
Bloomberg Barclays U.S. Aggregate Bond Index[1,2]		–2.05%	1.50%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.99%, 2.43%, 3.15% and 1.96% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 0.80%, 1.18%, 1.93% and 0.74% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Credit Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Multi-Asset Income Fund Commentary (Unaudited)

Neuberger Berman Multi-Asset Income Fund Institutional Class generated a –1.92% total return for the 12-month reporting period ended October 31, 2018, underperforming its benchmark, a custom blend consisting of 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index (together, the Index), which provided a 1.77% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Global equities posted mixed results over the 12-month period. The 2017 calendar year ended with steady gains that continued into the new year. However, despite an improving global macroeconomic backdrop, the threat of rising inflation and the possibility of faster rate hikes by the U.S. Federal Reserve Board spooked global markets, which triggered a sharp sell-off in the first half of February. Although a v-shaped recovery in global markets ensued, rising interest rates and inflation expectations led to higher volatility, and a more challenging environment for markets. The rise of anti-globalization rhetoric by the U.S. presidential administration through proposed tariffs, and the resulting threats of retaliation sparked a wave of uncertainty across global trade relations. During the third quarter of 2018, global equity markets found some steady footing as the U.S. economy continued to demonstrate healthy economic fundamentals combined with strong corporate earnings. However, toward the end of the 12-month period, the U.S. equity market posted steep losses in October as global slowdown fears overshadowed fundamentals, bringing down the global equity markets.

The fixed income markets struggled as Treasury yields moved higher over the year and spread widening negatively impacted credit sector performance. Inflation failed to trend meaningfully higher resulting in Treasury Inflation-Protected Securities (TIPS) lagging. Additionally, emerging market (EM) debt exposure faced headwinds stemming from global trade concerns and country-specific events, namely in Turkey and Argentina.

Over the 12-month period ending October 31, 2018 the Fund posted positive contributions to total returns from U.S. equities and real estate investment trusts (REITs) but losses in non-U.S. equities and master limited partnerships (MLPs). Furthermore, our tactical decision to be overweight EM equities weighed on performance. Within fixed income, gains from high yield and bank loans were additive, but unable to stem losses from other asset classes, particularly EM debt and TIPS. In general, our fixed income positioning added value relative to the Barclays U.S. Aggregate Bond Index. With regard to the Fund's opportunistic strategies, the Diversified Currency strategy contributed positively, but allocations to systematic Global Tactical Asset Allocation (GTAA) and the Iron Condor options strategy detracted from performance.

The Fund's aggregate use of futures, forward foreign currency, swap and option contracts detracted from performance during the reporting period.

Looking back over the 12-month period, markets have experienced unprecedented divergence across regions and styles and within asset class (for example: the S&P 500® Index has outperformed the MSCI EM Index by almost 20% and the Russell 1000® Growth Index has outperformed the Russell 1000® Value Index by over 7%). Looking forward, we believe it's crucial for investors to consider whether these relationships will continue to diverge, or will re-converge to a historically more "normal" state. The portfolio management team believes that global markets will re-converge, and as such continues to be positioned with overweights to EM equity and debt, which we think stand to be notable beneficiaries if markets do indeed re-converge. The Fund's exposure to non-U.S. developed equity has also increased based on the reconvergence theme. We have increased exposure to interest rate duration given the recent rise in yields, but remain shorter than benchmark in anticipation of higher risk premiums given central bank plans toward policy normalization. Also, corporate spreads have recently widened, which we think presents an opportunity if, as we expect, fundamentals remain healthy and the economic business cycle extends.

We continue to believe that a multi-dimensional approach to yield is prudent. Our multi-asset class approach offers diversified income sources, complemented with historically uncorrelated sources of return and a risk framework that seeks to mitigate volatility and deliver an attractive return and income profile.

Sincerely,

ERIK KNUTZEN, BRADLEY TANK AND AJAY JAIN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Multi-Asset Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NANIX
Class A	NANAX
Class C	NANCX
Class R6	NRANX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	1.8%
Common Stocks	35.6
Convertible Bonds	1.2
Corporate Bonds	9.9
Exchange Traded Funds	3.0
Investment Companies	20.8
Mortgage-Backed Securities	15.5
Master Limited Partnerships	3.4
Options Purchased	0.0
Preferred Stocks	2.1
U.S. Government Agency Securities	0.5
U.S. Treasury Obligations	13.2
Short-Term Investments	4.5
Liabilities Less Other Assets	(11.5)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives (other than Options Purchased), if any.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 10/31/2018
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	03/27/2015	–1.92%	2.80%
Class A	03/27/2015	–2.28%	2.42%
Class C	03/27/2015	–3.02%	1.66%
Class R6	03/27/2015	–1.86%	2.87%
With Sales Charge
Class A		–6.42%	1.21%
Class C		–3.96%	1.66%
Index
Blended Benchmark*[1,2]		1.77%	4.65%
Bloomberg Barclays U.S. Aggregate Bond Index[1,2]		–2.05%	0.86%

*  Blended Benchmark is composed of 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2018, the 30-day SEC yields were 3.75%, 3.37%, 2.61% and 3.82% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.96%, 1.52%, 0.82% and 2.03% for Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 3.28%, 3.72%, 4.42% and 3.23% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 0.75%, 1.12%, 1.87% and 0.68% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Asset Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended Benchmark is composed of 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index.

Multi-Style Premia Fund Commentary (Unaudited)

Neuberger Berman Multi-Style Premia Fund Institutional Class generated a –1.16% total return for the period from its inception on May 18, 2018 to October 31, 2018 (the reporting period). In contrast, its benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index (the Index), provided a 0.91% return during the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The Fund seeks absolute returns with low correlation to traditional asset classes. The Fund invests both long and short in a variety of instruments across multiple asset classes (i.e. equities, fixed income, currencies, commodities and interest rates), as it seeks to generate returns in both up and down markets with low sensitivity to directional market movements.

We experienced a mixed macroeconomic environment during the reporting period. While corporate profits were robust overall, equities experienced a setback late in the period as investor risk aversion increased. This was driven by a number of factors, including escalating trade war rhetoric, continued monetary policy tightening by the U.S. Federal Reserve Board, uncertainties surrounding the U.S. midterm elections and several geopolitical events. Towards the latter part of the period, we began to see a more pronounced rotation in the market from momentum factors to more defensive themes.

The largest detractor from the Fund's performance during the reporting period was its currency positioning. The Fund's long positions in higher yielding emerging market currencies and short positions in lower yielding developed market currencies was a headwind for performance as investor risk aversion increased due to escalating trade concerns. The Fund's commodity exposure was mixed but ended slightly down during the period. In particular, the Fund's long energy positions added value in September as oil prices rallied, but detracted during the October sell-off. The largest contributor to performance was the Fund's equity exposure. While global equity markets struggled in October, the Fund's equity book benefited from short positions in low quality/high risk stocks across the Information Technology, Energy and Communication Services sectors, which fell sharply over the month. Elsewhere, the Fund's volatility strategy, which includes managed futures trend following and equity index put selling, was slightly down overall during the period. The Fund's interest rates strategy ended the reporting period slightly positive.

The Fund's aggregate use of futures, forward foreign currency, swap and option contracts contributed positively to performance during the reporting period.

A number of derivative instruments are used to more efficiently manage the portfolio. The Fund utilizes commodity futures, currency forwards, and equity index derivatives, among others. We believe equity valuations are inflated and that, together with forecasted monetary policy tightening, if it occurs, should set the stage for diversified alternative strategies going forward. We saw hints of this late in the reporting period and, should these trends continue to develop, we believe that we could see a further resurrection of those risk premiums that have delivered healthy risk-adjusted performance to investors for many decades. As the current market cycle continues to move forward, the potential upside of highly market correlated strategies appears to be decreasing. In our view, market dislocations are already creating opportunities to systematically harvest returns from differentiated sources.

Sincerely,

RAY CARROLL, SIMON GRIFFITHS AND FRANK MAEBA
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Multi-Style Premia Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMLIX
Class A	NMLAX
Class C	NMLCX
Class R6	NMLRX

PERFORMANCE HIGHLIGHTS

		Cumulative Total Return Ended 10/31/2018
	Inception Date	Life of Fund
At NAV
Institutional Class	05/18/2018	–1.16%
Class A	05/18/2018	–1.32%
Class C	05/18/2018	–1.64%
Class R6	05/18/2018	–1.12%
With Sales Charge
Class A		–7.01%
Class C		–2.62%
Index
ICE BofAML 3-Month U.S. Treasury Bill Index[1,2]		0.91%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2018 are 2.25%, 2.61%, 3.36% and 2.18% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated total annual operating expense ratios for fiscal year 2018 are 0.99%, 1.35%, 2.10% and 0.92% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Style Premia Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

U.S. Equity Index PutWrite Strategy Fund Commentary (Unaudited)

Neuberger Berman U.S. Equity Index PutWrite Strategy Fund Institutional Class generated a total return of –0.16% for the 12-month reporting period ended October 31, 2018, underperforming its primary benchmark, a blend of 85% CBOE S&P 500 PutWrite Index (PUT) and 15% CBOE Russell 2000 PutWrite Index (PUTR) (together, the Index), which posted a total return of 1.29% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Relative performance challenges continue to be residuals of the benchmark price reversals experienced during the first quarter of 2018, rather than a structural change in market conditions. To the contrary, material increases in both equity index option implied volatility levels and short-term U.S. Treasury rates have created a healthy market environment for index put writing strategies.

As we see it, equity markets appear to have transitioned to a more favorable environment for our strategies through a series of small, abruptly painful events rather than a major dislocation. The favorable environment includes a resetting of equity market implied volatility to levels that are materially higher than 2017 averages, the exiting of a number of speculative volatility strategies from the markets, and interest rates that have increased significantly. After the U.S. equity market 'perfection' in 2017, 2018 is a year in which avoiding capital impairment is going to be a reasonable outcome in our view after already suffering two major dislocations. We have been waiting a long time for a less robust equity environment with higher volatility and higher rates, yet we always presumed the transition to that environment would require a more dramatic event. Now that we are here, we believe there is a solid value proposition of allocating to equity strategies with lower market correlation, such as ours.

The Fund posted gains during the second and third quarters, but performance lagged the S&P 500® and Russell 2000® Indices and the Index due to the benchmark's higher market exposure ("beta")1 at the beginning of the quarter. Within the Fund, our S&P 500 and Russell 2000 put writing strategies continued to recover from the 1st quarter and during the most recent drawdown (October 2018), the tides turned. For the month of October, the Fund (–5.00%) outperformed both the PUT (–5.59%) and PUTR (–8.98%), as our diversified risk management benefited from the more orderly/systemic drawdown where volatility remained elevated and the duration of the drawdown was longer as compared to the first quarter dislocation.

The S&P 500 put writing strategy was a positive contributor to the Fund. Despite losses resulting from the first quarter price reversals of the S&P 500 Index, the cumulative premium collection has offset those losses. Net of the short spells of price volatility during the first and third quarters, the S&P 500 Index returned 7.35% over the past 12 months which is a market environment in which we would expect the strategy to underperform.

The Fund's Russell 2000 put writing strategy was a slight detractor to the Fund on an absolute basis. While the Fund's Russell 2000 put writing strategy outperformed PUTR, it underperformed relative to the Russell 2000 Index which had strong second and third quarters, returning 1.85% for the last 12 months.

We continue to roll maturing bond collateral into new two to three year U.S. Treasury notes at yield levels that are markedly higher than a year ago. Despite the significant rise in short term rates, our fixed income collateral holdings have avoided any meaningful losses.

As we reflect on our strategy results in 2018, we feel compelled to drop 'cautious' from the 'cautious optimism' we had coming into the year. We are pleased to have avoided a significant erosion of capital suffered by many volatility and risk-premia strategies year-to-date, and believe that if we have increased market uncertainty without a full recessionary economic environment it bodes well for our ability to earn equity index option premiums and short-term bond income relative to a continued dependence on capital appreciation.

Sincerely,

DEREK DEVENS
PORTFOLIO MANAGER

1  Beta is a measure of the systematic risk of a portfolio. It is the covariance of the portfolio and a market index divided by the variance of the market index. Beta measures the historical sensitivity of a portfolio's returns to movements in the market index. The beta of the market index will always be one. A portfolio with a beta above the market index (i.e. >1) means that the portfolio has greater volatility than the market index. If the beta of the portfolio is 1.2, a market increase in return of 1% implies a 1.2% increase in the portfolio's return. If the beta of the portfolio is 0.8, a market decrease in return of 1% implies a 0.8% decrease in the portfolio's return.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

U.S. Equity Index PutWrite Strategy Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NUPIX
Class A	NUPAX
Class C	NUPCX
Class R6	NUPRX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
U.S. Treasury Obligations	100.3%
Put Options Written	(2.2)
Short-Term Investments	1.9
Liabilities Less Other Assets	—
Total	100.0%

PERFORMANCE HIGHLIGHTS4

		Average Annual Total Return Ended 10/31/2018
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	09/16/2016	–0.16%	6.31%
Class A	09/16/2016	–0.55%	5.96%
Class C	09/16/2016	–1.30%	5.14%
Class R6	09/16/2016	–0.09%	6.41%
With Sales Charge
Class A		–6.26%	3.05%
Class C		–2.23%	5.14%
Index
Blended Benchmark*[1,2]		1.29%	6.57%

*  Blended Benchmark is composed of 85% CBOE S&P 500 PutWrite Index and 15% Russell 2000 PutWrite Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.98%, 1.35%, 2.12% and 0.94% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 0.66%, 1.02%, 1.77% and 0.59% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

U.S. Equity Index PutWrite Strategy Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended Benchmark is composed of 85% CBOE S&P 500 PutWrite Index and 15% Russell 2000 PutWrite Index.

Endnotes

1  Please see "Glossary of Indices" on page 30 for a description of indices. Please note that individuals cannot invest directly in any index. The HFRX Equity Hedge Index and HFRX Fixed Income-Credit Index do take into account fees and expenses, but not the tax consequences, of investing since they are based on the underlying hedge funds' net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  During the period from December 2010 through April 2011, Neuberger Berman Global Allocation Fund had only one shareholder and the Fund was relatively small, which could have impacted Fund performance. During the period from May 2017 through August 2017, Neuberger Berman Hedged Option Premium Strategy Fund was relatively small, which could have impacted Fund performance. During the period from August 2012 through January 2013, Neuberger Berman Commodity Strategy Fund was relatively small, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

4  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, see the Fund's prospectus, which can be obtained by calling us at (800) 877-9700, or visiting our website at www.nb.com.

Glossary of Indices

Bloomberg Barclays Global Aggregate Index:

The index measures global investment grade debt from twenty-four different local currency markets and includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers. The index is largely comprised of three major regional aggregate components: the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays Pan-European Aggregate Bond Index, and the Bloomberg Barclays Asian-Pacific Aggregate Index. In addition to securities from these three indices, the Bloomberg Barclays Global Aggregate Index also includes investment grade Eurodollar, Euro-Yen, Canadian, and 144A Index-eligible securities not already in these three indices.

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index:	The blended index is composed of 60% Bloomberg Barclays U.S. Aggregate Bond Index (described above) and 40% S&P 500® Index (described below), and is rebalanced monthly.
Bloomberg Commodity Index:

The index is a rolling index composed of exchange-traded futures contracts on physical commodities. The index relies primarily on liquidity data of futures contracts, along with U.S. dollar-adjusted production data, in determining the relative quantities of included commodities. The index is designed to be a highly liquid and diversified benchmark for commodities investments. The version of the index that is calculated on a total return basis reflects the returns on a fully collateralized investment in the underlying commodity futures contracts, combined with the returns on cash collateral invested in Treasury Bills.

CBOE Russell 2000® PutWrite Index:

The index tracks the value of a passive investment strategy which consists of overlaying Russell 2000 (RUT) short put options over a money market account invested in one-month Treasury bills. The RUT puts are struck at-the-money and are sold on a monthly basis.

CBOE S&P 500® Iron Condor Index:

The index is designed to track the performance of a hypothetical option selling strategy that sells monthly call and put spreads and holds a money market account invested in one-month Treasury bills. The call spread consists of a short position in an out-of-the-money S&P 500 Index call option with a delta of approximately 0.20 and a long position in a further out-of-the-money S&P 500 Index call option with a delta of approximately 0.05. The put spread consists of a short position in an out-of-the-money S&P 500 Index put option with a delta of approximately –0.20 and a long position in a further out-of-the-money S&P 500 Index put option with a delta of approximately –0.05. Call and put spread positions are sized such that their notional strike differences represent 5% of the market value of the money market account. The money market account is rebalanced on option roll days and is designed to limit the downside return of the index. The delta of an option measures its price sensitivity to the price of the underlying asset. For example, if a call option has a delta of 0.20 and the price of the underlying asset increases by $1, the value of the option will increase by $0.20.

CBOE S&P 500® PutWrite Index:

The index tracks the value of a passive investment strategy which consists of overlaying S&P 500 (SPX) short put options over a money market account invested in one- and three-months Treasury bills. The SPX puts are struck at-the-money and are sold on a monthly basis.

Glossary of Indices (cont'd)

85% CBOE S&P 500® PutWrite Index and 15% CBOE Russell 2000® PutWrite Index:	The blended index is composed of 85% CBOE S&P 500 PutWrite Index (described above) and 15% CBOE Russell 2000 PutWrite Index (described above), and is rebalanced monthly.
HFRX Fixed Income-Credit Index:

The index tracks the performance of hedge fund strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. The investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. Constituents are weighted by a representative optimization methodology. The index is rebalanced quarterly.

HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

ICE BofAML 3-Month U.S. Treasury Bill Index:

The index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

MSCI All Country World Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 5% of their free float-adjusted market capitalization. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Glossary of Indices (cont'd)

60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Index:

The blended index is composed of 60% MSCI All Country World Index (Net) (described above) and 40% Bloomberg Barclays Global Aggregate Index (described above), and is rebalanced monthly. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During the Period(1) 5/1/18 - 10/31/18		Expense Ratio	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During the Period(2) 5/1/18 - 10/31/18	Expense Ratio
Commodity Strategy Fund
Institutional Class	$1,000.00	$937.90	$3.61		0.74%	$1,000.00	$1,021.48	$3.77	0.74%
Class A	$1,000.00	$936.70	$5.37		1.10%	$1,000.00	$1,019.66	$5.60	1.10%
Class C	$1,000.00	$932.80	$8.96		1.84%	$1,000.00	$1,015.93	$9.35	1.84%
Global Allocation Fund
Institutional Class	$1,000.00	$949.70	$2.21		0.45%	$1,000.00	$1,022.94	$2.29	0.45%
Class A	$1,000.00	$948.50	$3.98		0.81%	$1,000.00	$1,021.12	$4.13	0.81%
Class C	$1,000.00	$944.40	$7.65		1.56%	$1,000.00	$1,017.34	$7.93	1.56%
Hedged Option Premium Strategy Fund
Institutional Class	$1,000.00	$987.40	$3.31		0.66%	$1,000.00	$1,021.88	$3.36	0.66%
Class A	$1,000.00	$985.30	$5.05		1.01%	$1,000.00	$1,020.11	$5.14	1.01%
Class C	$1,000.00	$981.50	$8.84		1.77%	$1,000.00	$1,016.28	$9.00	1.77%
Class R6	$1,000.00	$987.00	$2.95		0.59%	$1,000.00	$1,022.23	$3.01	0.59%
Long Short Fund
Institutional Class	$1,000.00	$1,000.00	$7.86		1.56%	$1,000.00	$1,017.34	$7.93	1.56%
Class A	$1,000.00	$998.60	$9.67		1.92%	$1,000.00	$1,015.53	$9.75	1.92%
Class C	$1,000.00	$994.90	$13.43		2.67%	$1,000.00	$1,011.75	$13.54	2.67%
Long Short Credit Fund
Institutional Class	$1,000.00	$1,003.50	$5.96		1.18%	$1,000.00	$1,019.26	$6.01	1.18%
Class A	$1,000.00	$1,001.70	$7.67		1.52%	$1,000.00	$1,017.54	$7.73	1.52%
Class C	$1,000.00	$996.90	$11.43		2.27%	$1,000.00	$1,013.76	$11.52	2.27%
Class R6	$1,000.00	$1,003.90	$5.46		1.08%	$1,000.00	$1,019.76	$5.50	1.08%
Multi-Asset Income Fund
Institutional Class	$1,000.00	$979.20	$2.74		0.55%	$1,000.00	$1,022.43	$2.80	0.55%
Class A	$1,000.00	$977.40	$4.59		0.92%	$1,000.00	$1,020.57	$4.69	0.92%
Class C	$1,000.00	$973.70	$8.31		1.67%	$1,000.00	$1,016.79	$8.49	1.67%
Class R6	$1,000.00	$979.60	$2.40		0.48%	$1,000.00	$1,022.79	$2.45	0.48%
Multi-Style Premia Fund
Institutional Class	$1,000.00	$988.40	$4.32	(3)	0.95%	$1,000.00	$1,018.53	$4.39	0.95%
Class A	$1,000.00	$986.80	$5.95		1.31%	$1,000.00	$1,016.88	$6.04	1.31%
Class C	$1,000.00	$983.60	$9.35		2.06%	$1,000.00	$1,013.45	$9.49	2.06%
Class R6	$1,000.00	$988.80	$4.00		0.88%	$1,000.00	$1,018.85	$4.06	0.88%
U.S. Equity Index PutWrite Strategy Fund
Institutional Class	$1,000.00	$1,011.30	$3.35		0.66%	$1,000.00	$1,021.88	$3.36	0.66%
Class A	$1,000.00	$1,010.00	$5.17		1.02%	$1,000.00	$1,020.06	$5.19	1.02%
Class C	$1,000.00	$1,005.20	$8.95		1.77%	$1,000.00	$1,016.28	$9.00	1.77%
Class R6	$1,000.00	$1,011.70	$2.99		0.59%	$1,000.00	$1,022.23	$3.01	0.59%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(3)  Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 167/365 (to reflect the period shown of May 18, 2018 (Commencement of Operations) to October 31, 2018).

Consolidated Schedule of Investments Commodity Strategy Fund(a)
October 31, 2018

PRINCIPAL AMOUNT	VALUE
(000's omitted)	(000's omitted)
Asset-Backed Securities 22.0%
	Ally Auto Receivables Trust
$534	Ser. 2017-3, Class A2, 1.53%, due 3/16/20	$534
121	Ser. 2016-1, Class A3, 1.47%, due 4/15/20	121
528	Ser. 2017-5, Class A2, 1.81%, due 6/15/20	527
1,504	Ser. 2018-1, Class A2, 2.14%, due 9/15/20	1,500
1,200	Ser. 2018-2, Class A2, 2.64%, due 2/16/21	1,198
1,600	Bank of The West Auto Trust, Ser. 2018-1, Class A2, 3.09%, due 4/15/21	1,600	(b)(h)
138	BMW Vehicle Lease Trust, Ser. 2017-1, Class A2, 1.64%, due 7/22/19	138
554	BMW Vehicle Owner Trust, Ser. 2018-A, Class A2A, 2.09%, due 11/25/20	552
	Canadian Pacer Auto Receivables Trust
206	Ser. 2017-1A, Class A2A, 1.77%, due 12/19/19	206	(b)
602	Ser. 2018-1A, Class A2A, 2.70%, due 8/19/20	601	(b)
750	Ser. 2018-2A, Class A2A, 3.00%, due 6/21/21	749	(b)
1,200	Chase Issuance Trust, Ser. 2018-A1, Class A1, (1 month USD LIBOR + 0.20%), 2.48%, due 4/17/23	1,202	(c)
	Citibank Credit Card Issuance Trust
1,125	Ser. 2017-A1, Class A1, (1 month USD LIBOR + 0.25%), 2.54%, due 1/19/21	1,126	(c)
1,000	Ser. 2014-A6, Class A6, 2.15%, due 7/15/21	995
1,110	Evergreen Credit Card Trust, Ser. 2018-2, Class A, (1 month USD LIBOR + 0.35%), 2.63%, due 7/15/22	1,112	(b)(c)
	Ford Credit Auto Owner Trust
34	Ser. 2017-A, Class A2A, 1.33%, due 12/15/19	34
2,500	Ser. 2018-B, Class A2A, 2.96%, due 9/15/21	2,499	(d)
	GM Financial Consumer Automobile Receivables Trust
735	Ser. 2017-3A, Class A2A, 1.71%, due 9/16/20	732	(b)
879	Ser. 2018-1, Class A2A, 2.08%, due 1/19/21	875
1,220	Ser. 2018-2, Class A2A, 2.55%, due 5/17/21	1,217
491	Honda Auto Receivables Owner Trust, Ser. 2017-3, Class A2, 1.57%, due 1/21/20	490
	Navient Student Loan Trust
939	Ser. 2018-2A, Class A1, (1 month USD LIBOR + 0.24%), 2.52%, due 3/25/67	940	(b)(c)
1,085	Ser. 2018-3A, Class A1, (1 month USD LIBOR + 0.27%), 2.55%, due 3/25/67	1,086	(b)(c)
750	Ser. 2018-4A, Class A1, (1 month USD LIBOR + 0.25%), 2.39%, due 6/27/67	750	(b)(c)
656	Nissan Auto Receivables Owner Trust, Ser. 2017-B, Class A2A, 1.56%, due 5/15/20	654
204	Securitized Term Auto Receivables Trust, Ser. 2017-2A, Class A2A, 1.78%, due 1/27/20	204	(b)
	Toyota Auto Receivables Owner Trust
1,012	Ser. 2017-C, Class A2A, 1.58%, due 7/15/20	1,008
775	Ser. 2017-D, Class A2A, 1.74%, due 8/17/20	772
1,500	Ser. 2018-B, Class A2A, 2.64%, due 3/15/21	1,496
1,140	Ser. 2018-C, Class A2A, 2.77%, due 8/16/21	1,138
	Verizon Owner Trust
1,500	Ser. 2017-1A, Class A, 2.06%, due 9/20/21	1,486	(b)
1,320	Ser. 2018-1A, Class A1B, (1 month USD LIBOR + 0.26%), 2.54%, due 9/20/22	1,322	(b)(c)
	World Omni Auto Receivables Trust
811	Ser.2017-B, Class A2A, 1.61%, due 2/16/21	806
965	Ser. 2018-A, Class A2, 2.19%, due 5/17/21	962
1,460	Ser. 2018-B, Class A2, 2.57%, due 7/15/21	1,456
490	Ser. 2018-C, Class A2, 2.80%, due 1/18/22	489
	Total Asset-Backed Securities (Cost $32,615)	32,577

See Notes to Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund(a) (cont'd)

PRINCIPAL AMOUNT	VALUE
(000's omitted)	(000's omitted)
Corporate Bonds 65.6%
Aerospace & Defense 2.2%
$1,560	General Dynamics Corp., (3 month USD LIBOR + 0.38%), 2.72%, due 5/11/21	$1,565	(c)
1,675	United Technologies Corp., (3 month USD LIBOR + 0.65%), 2.97%, due 8/16/21	1,677	(c)
		3,242
Agriculture 2.0%
2,965	BAT Capital Corp., (3 month USD LIBOR + 0.59%, Floor 0.00%), 2.91%, due 8/14/20	2,974	(b)(c)
Auto Manufacturers 5.2%
	American Honda Finance Corp.
785	(3 month USD LIBOR + 0.34%), 2.66%, due 2/14/20	786	(c)
520	(3 month USD LIBOR + 0.27%), 2.74%, due 7/20/20	521	(c)
1,855	BMW U.S. Capital LLC, (3 month USD LIBOR + 0.37%), 2.69%, due 8/14/20	1,859	(b)(c)
520	Daimler Finance N.A. LLC, (3 month USD LIBOR + 0.25%), 2.59%, due 11/5/18	520	(b)(c)
1,965	Harley-Davidson Financial Services, Inc., (3 month USD LIBOR + 0.50%), 2.81%, due 5/21/20	1,967	(b)(c)
1,720	Nissan Motor Acceptance Corp., (3 month USD LIBOR + 0.63%), 2.98%, due 9/21/21	1,723	(b)(c)
335	Toyota Motor Credit Corp., (3 month USD LIBOR + 0.82%), 3.14%, due 2/19/19	336	(c)
		7,712
Banks 24.4%
	Bank of America Corp.
2,745	(3 month USD LIBOR + 1.42%), 3.87%, due 4/19/21	2,809	(c)
350	(3 month USD LIBOR + 0.66%), 3.13%, due 7/21/21	352	(c)
	Capital One Financial Corp.
225	(3 month USD LIBOR + 0.76%), 3.10%, due 5/12/20	226	(c)
2,200	(3 month USD LIBOR + 0.45%), 2.97%, due 10/30/20	2,198	(c)
	Citigroup, Inc.
2,590	(3 month USD LIBOR + 1.38%), 3.77%, due 3/30/21	2,643	(c)
855	(3 month USD LIBOR + 1.19%), 3.75%, due 8/2/21	869	(c)
3,170	Goldman Sachs Group, Inc., (3 month USD LIBOR + 1.36%), 3.85%, due 4/23/21	3,233	(c)
2,260	HSBC Holdings PLC, (3 month USD LIBOR + 0.60%), 2.92%, due 5/18/21	2,263	(c)
	JPMorgan Chase & Co.
2,300	(3 month USD LIBOR + 0.55%), 2.88%, due 3/9/21	2,303	(c)
625	(3 month USD LIBOR + 1.10%), 3.42%, due 6/7/21	636	(c)
2,850	Morgan Stanley, (3 month USD LIBOR + 0.55%), 2.89%, due 2/10/21	2,851	(c)
1,485	National Australia Bank Ltd., (3 month USD LIBOR + 0.51%), 2.82%, due 5/22/20	1,490	(b)(c)
3,020	Royal Bank of Canada, (3 month USD LIBOR + 0.39%), 2.91%, due 4/30/21	3,024	(c)
880	Santander UK PLC, (3 month USD LIBOR + 0.62%), 2.94%, due 6/1/21	883	(c)
765	Sumitomo Mitsui Financial Group, Inc., (3 month USD LIBOR + 1.11%), 3.55%, due 7/14/21	778	(c)
	Toronto-Dominion Bank
1,080	(3 month USD LIBOR + 0.24%), 2.73%, due 1/25/21	1,079	(c)
1,235	(3 month USD LIBOR + 0.43%), 2.76%, due 6/11/21	1,239	(c)
	U.S. Bank N.A.
1,135	(3 month USD LIBOR + 0.32%), 2.83%, due 4/26/21	1,137	(c)
445	(3 month USD LIBOR + 0.29%), 2.60%, due 5/21/21	445	(c)
3,170	Wells Fargo Bank N.A., (3 month USD LIBOR + 0.50%), 2.98%, due 7/23/21	3,172	(c)
2,550	Westpac Banking Corp., (3 month USD LIBOR + 0.85%), 3.17%, due 8/19/21	2,584	(c)
		36,214

See Notes to Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund(a) (cont'd)

PRINCIPAL AMOUNT	VALUE
(000's omitted)	(000's omitted)
Beverages 2.8%
	Anheuser-Busch InBev Finance, Inc.
$2,030	(3 month USD LIBOR + 0.40%), 2.94%, due 2/1/19	$2,031	(c)
1,305	(3 month USD LIBOR + 1.26%), 3.82%, due 2/1/21	1,333	(c)
785	Diageo Capital PLC, (3 month USD LIBOR + 0.24%), 2.56%, due 5/18/20	786	(c)
		4,150
Diversified Financial Services 1.6%
835	AIG Global Funding, (3 month USD LIBOR + 0.48%), 2.88%, due 7/2/20	836	(b)(c)
1,500	American Express Co., (3 month USD LIBOR + 0.53%), 2.84%, due 5/17/21	1,502	(c)
		2,338
Electric 4.4%
1,060	Caroline Power & Light Co., 5.30%, due 1/15/19	1,066
3,040	Dominion Energy, Inc., (3 month USD LIBOR + 0.55%), 2.87%, due 6/1/19	3,045	(b)(c)
2,430	Sempra Energy, (3 month USD LIBOR + 0.50%), 2.94%, due 1/15/21	2,430	(c)
		6,541
Healthcare—Services 1.9%
1,860	Halfmoon Parent, Inc., (3 month USD LIBOR + 0.65%), 2.98%, due 9/17/21	1,860	(b)(c)
915	UnitedHealth Group, Inc., (3 month USD LIBOR + 0.26%), 2.59%, due 6/15/21	915	(c)
		2,775
Machinery—Construction & Mining 1.2%
1,785	Caterpillar Financial Services Corp., (3 month USD LIBOR + 0.28%), 2.60%, due 9/7/21	1,781	(c)
Machinery-Diversified 1.5%
2,230	John Deere Capital Corp., (3 month USD LIBOR + 0.29%), 2.66%, due 6/22/20	2,235	(c)
Media 1.4%
960	Comcast Corp., (3 month USD LIBOR + 0.44%), 2.85%, due 10/1/21	960	(c)
1,050	NBCUniversal Enterprise, Inc., (3 month USD LIBOR + 0.40%), 2.74%, due 4/1/21	1,050	(b)(c)
		2,010
Miscellaneous Manufacturer 2.3%
2,010	General Electric Co., (3 month USD LIBOR + 0.51%), 2.95%, due 1/14/19	2,010	(c)
1,460	Siemens Financieringsmaatschappij NV, (3 month USD LIBOR + 0.34%), 2.67%, due 3/16/20	1,462	(b)(c)
		3,472
Oil & Gas 3.1%
1,865	BP AMI Leasing, Inc., 5.52%, due 5/8/19	1,888	(b)
2,020	Phillips 66, (3 month USD LIBOR + 0.65%), 3.09%, due 4/15/19	2,020	(b)(c)
620	Total Capital Int'l SA, (3 month USD LIBOR + 0.35%), 2.69%, due 6/19/19	621	(c)
		4,529

See Notes to Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund(a) (cont'd)

PRINCIPAL AMOUNT	VALUE
(000's omitted)	(000's omitted)
Pharmaceuticals 3.4%
$1,630	Bayer U.S. Finance II LLC, (3 month USD LIBOR + 0.63%), 3.00%, due 6/25/21	$1,631	(b)(c)
2,255	CVS Health Corp., (3 month USD LIBOR + 0.72%), 3.05%, due 3/9/21	2,267	(c)
1,165	GlaxoSmithKline Capital PLC, (3 month USD LIBOR + 0.35%), 2.67%, due 5/14/21	1,167	(c)
		5,065
Pipelines 1.9%
2,845	Enterprise Products Operating LLC, Ser. N, 6.50%, due 1/31/19	2,868
Real Estate Investment Trusts 2.0%
3,005	Simon Property Group L.P., 2.20%, due 2/1/19	3,000
Retail 0.8%
1,215	Walmart, Inc., (3 month USD LIBOR + 0.23%), 2.60%, due 6/23/21	1,220	(c)
Telecommunications 3.5%
2,500	AT&T, Inc., (3 month USD LIBOR + 0.95%), 3.39%, due 7/15/21	2,527	(c)
2,575	Verizon Communications, Inc., (3 month USD LIBOR + 0.55%, Floor 0.00%), 2.86%, due 5/22/20	2,587	(c)
		5,114
	Total Corporate Bonds (Cost $97,257)	97,240
NUMBER OF SHARES
Short-Term Investments 8.0%
Investment Companies 8.0%
3,478,724	State Street Institutional Treasury Money Market Fund Premier Class, 2.09%(e)	3,479	(f)
8,341,973	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.09%(e)	8,342	(f)
	Total Short-Term Investments (Cost $11,821)	11,821
	Total Investments 95.6% (Cost $141,693)	141,638
	Other Assets Less Liabilities 4.4%	6,541	(g)
	Net Assets 100.0%	$148,179

(a)  Formerly Risk Balanced Commodity Strategy Fund through November 8, 2018.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to approximately $35,113,000, which represents 23.7% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(c)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2018 and changes periodically.

See Notes to Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund(a) (cont'd)

  Benchmarks for Variable/Floating Rates:

  LIBOR - London Interbank Offered Rate

(d)  When-issued security. Total value of all such securities at October 31, 2018 amounted to approximately $2,499,000, which represents 1.7% of net assets of the Fund.

(e)  Represents 7-day effective yield as of October 31, 2018.

(f)  All or a portion of this security is segregated in connection with obligations for futures and/or when-issued securities with a total value of approximately $11,821,000.

(g)  Includes the impact of the Fund's open positions in derivatives at October 31, 2018.

(h)  Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2018 amounted to approximately $1,600,000, which represents 1.1% of net assets of the Fund.

Derivative Instruments

Futures contracts ("futures")

At October 31, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2018	107	Lead	$5,144,025	$(455,952)
12/2018	62	Nickel	4,265,538	(794,916)
12/2018	59	Primary Aluminum	2,888,788	(206,571)
12/2018	138	RBOB Gasoline	10,156,331	(1,651,685)
12/2018	83	Zinc	5,218,106	52,408
1/2019	145	Brent Crude Oil	10,888,050	(1,168,726)
1/2019	42	Feeder Cattle	3,152,625	(51,374)
1/2019	110	Lead	5,288,250	(55,044)
1/2019	92	Low Sulphur Gasoil	6,384,800	(394,275)
1/2019	60	Nickel	4,136,760	(490,032)
1/2019	187	Platinum	7,882,050	466,196
1/2019	54	Primary Aluminum	2,630,475	(120,775)
1/2019	89	Soybean	3,790,288	(111,442)
1/2019	203	Soybean Meal	6,256,460	(198,382)
1/2019	138	Soybean Oil	2,338,272	(102,168)
1/2019	83	Zinc	5,181,794	(355,862)
2/2019	115	Gold 100 Oz.	14,039,200	292,100
2/2019	133	Lean Hogs	3,475,290	(39,522)
2/2019	152	Natural Gas	4,509,840	(251,699)

See Notes to Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund(a) (cont'd)

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
2/2019	115	New York Harbor ULSD	$10,791,186	$(769,258)
2/2019	113	Sugar 11	1,669,326	265,103
2/2019	152	WTI Crude Oil	9,990,960	(1,176,690)
3/2019	36	Coffee 'C'	1,572,075	675
3/2019	104	Copper	6,962,800	(344,860)
3/2019	66	Cotton No. 2	2,583,900	11,164
3/2019	168	Hard Red Winter Wheat	4,351,200	(211,437)
3/2019	76	Silver	5,471,620	(37,620)
3/2019	141	Wheat	3,637,800	(134,662)
4/2019	66	Live Cattle	3,256,440	20,906
5/2019	88	Cocoa	1,991,440	118,660
5/2019	651	Corn	12,491,063	581
Total Long Positions			$172,396,752	$(7,895,159)
Short Futures:
Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2018	107	Lead	$(5,144,025)	$30,721
12/2018	62	Nickel	(4,265,538)	520,530
12/2018	59	Primary Aluminum	(2,888,788)	145,771
12/2018	83	Zinc	(5,218,106)	354,273
Total Short Positions			$(17,516,457)	$1,051,295
Total Futures				$(6,843,864)

At October 31, 2018, the Fund had $13,584,583 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2018, the average notional value of futures for the Fund was $151,972,584 for long positions and $(8,073,286) for short positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Asset-Backed Securities	$—	$32,577	$—	$32,577
Corporate Bonds(a)	—	97,240	—	97,240
Short-Term Investments	—	11,821	—	11,821
Total Investments	$—	$141,638	$—	$141,638

See Notes to Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund(a) (cont'd)

(a)  The Consolidated Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining the value:

	Beginning balance, as of 11/1/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 10/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2018
Investments in Securities:
(000's omitted)
Asset Backed Securities(c)	$480	$—	$—	$—	$—	$—	$—	$(480)	$—	$—
Total	$480	$—	$—	$—	$—	$—	$—	$(480)	$—	$—

(c)  At the beginning of the year, these investments were valued based on a single quotation obtained from a dealer. The Fund held no Level 3 investments at October 31, 2018.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$2,279	$—	$—	$2,279
Liabilities	(9,123)	—	—	(9,123)
Total	$(6,844)	$—	$—	$(6,844)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund October 31, 2018

	Number of Shares	Value (000's omitted)
Common Stocks 26.2%
Australia 0.5%
Alumina Ltd.	2,141	$4
Australia & New Zealand Banking Group Ltd.	1,509	28
BHP Billiton PLC	9	—
Macquarie Group Ltd.	108	9
Rio Tinto PLC	422	20
Wesfarmers Ltd.	1,017	34
		95
Austria 0.1%
Telekom Austria AG	1,641	12	*
voestalpine AG	3	—
		12
Belgium 0.1%
Ageas	166	8
Colruyt SA	51	3
KBC Group NV	103	7
		18
Bermuda 0.1%
Marvell Technology Group Ltd.	847	14
Canada 0.6%
Bank of Montreal	111	8
Canadian Imperial Bank of Commerce	3	—
CGI Group, Inc. Class A	45	3	*
Dream Global Real Estate Investment Trust	395	4
National Bank of Canada	275	13
Rogers Communications, Inc. Class B	272	14
Royal Bank of Canada	1	—
Sun Life Financial, Inc.	543	20
Toronto-Dominion Bank	791	44
		106
China 0.5%
Alibaba Group Holding Ltd. ADR	379	54	*(a)
JD.com, Inc. ADR	2,037	48	*
		102
	Number of Shares	Value (000's omitted)
Denmark 0.0%(b)
Carlsberg A/S Class B	12	$1
H Lundbeck A/S	60	3
		4
Finland 0.2%
Fortum OYJ	383	8
Sampo OYJ, A Shares	161	8
UPM-Kymmene OYJ	475	15
		31
France 0.4%
Capgemini SE	68	8
CNP Assurances	213	5
Eiffage SA	67	6
Engie SA	1,640	22
Orange SA	1,708	27
TOTAL SA	214	13
		81
Germany 0.2%
Covestro AG	126	8	(c)
Deutsche Lufthansa AG	667	13
E.ON SE	831	8
SAP SE	37	4
Wuestenrot & Wuerttembergische AG	331	7
		40
Hong Kong 0.3%
CLP Holdings Ltd.	1,500	17
Great Eagle Holdings Ltd.	1,000	4
HKT Trust & HKT Ltd.	3,000	4
Hongkong Land Holdings Ltd.	610	4
Jardine Matheson Holdings Ltd.	36	2
Link REIT	2,000	18
NWS Holdings Ltd.	1,000	2
Swire Pacific Ltd. Class A	500	5
		56
Israel 0.0%(b)
Bank Leumi Le-Israel BM	1,340	8
Italy 0.2%
Assicurazioni Generali SpA	156	3
ASTM SpA	102	2
	Number of Shares	Value (000's omitted)
Eni SpA	2,041	$36
Snam SpA	890	4
		45
Japan 1.5%
AGC, Inc.	200	7
Astellas Pharma, Inc.	600	9
Canon, Inc.	1,000	29
Daiichi Sankyo Co. Ltd.	200	8
EDION Corp.	800	8
FUJIFILM Holdings Corp.	300	13
Haseko Corp.	200	3
Hitachi Ltd.	800	24
ITOCHU Corp.	1,300	24
Japan Tobacco, Inc.	100	3
JXTG Holdings, Inc.	800	5
KDDI Corp.	300	7
Marubeni Corp.	1,900	15
Mitsubishi Corp.	800	23
Mitsui & Co. Ltd.	1,400	23
NEC Corp.	500	14
Nippon Telegraph & Telephone Corp.	600	25
NTT DOCOMO, Inc.	1,200	30
Sumitomo Corp.	1,400	21
		291
Netherlands 0.4%
Heineken Holding NV	95	8
Koninklijke Ahold Delhaize NV	1,107	26
Koninklijke DSM NV	163	14
Royal Dutch Shell PLC, B Shares	402	13
Wolters Kluwer NV	256	15
		76
Norway 0.1%
DNB ASA	388	7
Telenor ASA	683	13
		20
Portugal 0.0%(b)
EDP—Energias de Portugal SA	2,305	8
Singapore 0.1%
Ascendas Real Estate Investment Trust	2,200	4

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value (000's omitted)
Singapore Telecommunications Ltd.	3,900	$9
		13
Spain 0.3%
Aena SME SA	49	8	(c)
Bankinter SA	610	5
Enagas SA	204	5
Endesa SA	282	6
Red Electrica Corp. SA	382	8
Repsol SA	1,199	22
		54
Sweden 0.1%
Skandinaviska Enskilda Banken AB, Class A	1,441	15
Telia Co. AB	102	—
		15
Switzerland 0.7%
ABB Ltd.	55	1
Chocoladefabriken Lindt & Spruengli AG	1	7
Ferguson PLC	176	12
Garrett Motion, Inc.	6	—	*
Novartis AG	631	55
Roche Holding AG	88	21
Swiss Life Holding AG	25	10	*
Zurich Insurance Group AG	73	23
		129
United Kingdom 0.9%
Anglo American PLC	55	1
Aviva PLC	3,126	17
BP PLC	565	4
Diageo PLC	268	9
Evraz PLC	1,322	9
GlaxoSmithKline PLC	2,322	45
HSBC Holdings PLC	29	—
J Sainsbury PLC	954	4
John Menzies PLC	739	5
Legal & General Group PLC	5,040	16
Pearson PLC	682	8
Rio Tinto Ltd.	360	20
Royal Mail PLC	811	4
WM Morrison Supermarkets PLC	7,632	24
		166
	Number of Shares	Value (000's omitted)
United States 18.9%
AbbVie, Inc.	77	$6
Adobe, Inc.	262	64	*
Aetna, Inc.	69	14	(a)
Aflac, Inc.	744	32
Agilent Technologies, Inc.	218	14
AGNC Investment Corp.	1,109	20
Allergan PLC	355	56
Alphabet, Inc. Class A	74	81	*
Alphabet, Inc. Class C	22	24	*(a)
Amazon.com, Inc.	81	129	*(a)
Amgen, Inc.	184	35	(a)
Amphenol Corp. Class A	27	2
Annaly Capital Management, Inc.	2,958	29
Anthem, Inc.	278	77
Apple, Inc.	827	181	(a)
Archer-Daniels- Midland Co.	587	28
ARMOUR Residential REIT, Inc.	269	6
Avnet, Inc.	229	9
AVX Corp.	271	5
Bank of America Corp.	2,593	71	(a)
Baxter International, Inc.	346	22
Boeing Co.	51	18
Booking Holdings, Inc.	49	92	*
Camden Property Trust	65	6
Carnival Corp.	233	13
CDW Corp.	138	12
CenterPoint Energy, Inc.	374	10
Cheniere Energy, Inc.	1,066	64	*(a)
Chevron Corp.	244	27	(a)
Chimera Investment Corp.	57	1
Cisco Systems, Inc.	524	24	(a)
Coca-Cola Co.	220	11
Comerica, Inc.	159	13
Corning, Inc.	533	17	(a)
Cummins, Inc.	33	5
Danaher Corp.	142	14	(a)
Darden Restaurants, Inc.	113	12
DowDuPont, Inc.	972	52
DTE Energy Co.	53	6
Eaton Corp. PLC	400	29	(a)
Emerson Electric Co.	262	18
Exelon Corp.	119	5
	Number of Shares	Value (000's omitted)
Extra Space Storage, Inc.	68	$6
Exxon Mobil Corp.	558	44
Facebook, Inc. Class A	552	84	*(a)
Fidelity National Information Services, Inc.	179	19
Ford Motor Co.	1,143	11
Gaming and Leisure Properties, Inc.	146	5
Garmin Ltd.	90	6
Gilead Sciences, Inc.	152	10
Harris Corp.	181	27	(a)
Hartford Financial Services Group, Inc.	23	1
Home Depot, Inc.	198	35
Honeywell International, Inc.	122	18
Host Hotels & Resorts, Inc.	289	6
HP, Inc.	226	5
Humana, Inc.	21	7
Huntsman Corp.	45	1
Ingredion, Inc.	33	3
Intel Corp.	1,005	47	(a)
International Paper Co.	95	4
Invesco Mortgage Capital, Inc.	360	5
Jabil, Inc.	235	6
Johnson & Johnson	207	29	(a)
JPMorgan Chase & Co.	653	71	(a)
Kansas City Southern	86	9
Kellogg Co.	78	5
Kohl's Corp.	149	11
Lam Research Corp.	15	2
Las Vegas Sands Corp.	278	14
Lear Corp.	24	3
Leidos Holdings, Inc.	85	6
Loews Corp.	277	13
lululemon Athletica, Inc.	90	13	*
LyondellBasell Industries NV Class A	300	27
MasterCard, Inc. Class A	321	63
McDonald's Corp.	301	53
Medtronic PLC	125	11	(a)
Merck & Co., Inc.	426	31
MFA Financial, Inc.	1,481	10

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value (000's omitted)
Micron Technology, Inc.	106	$4	*
Microsoft Corp.	1,242	133	(a)
Mohawk Industries, Inc.	346	43	*(a)
Mondelez International, Inc. Class A	216	9
Morgan Stanley	189	9
Netflix, Inc.	203	61	*
New Residential Investment Corp.	158	3
Newmont Mining Corp.	145	5
NIKE, Inc. Class B	297	22
Norfolk Southern Corp.	39	7
Nucor Corp.	152	9
Occidental Petroleum Corp.	82	6
OGE Energy Corp.	28	1
ONEOK, Inc.	34	2
Parker-Hannifin Corp.	12	2
PepsiCo, Inc.	229	26
Pfizer, Inc.	887	38
Phillips 66	274	28
PNC Financial Services Group, Inc.	299	38	(a)
Procter & Gamble Co.	125	11
Prudential Financial, Inc.	132	12
Quest Diagnostics, Inc.	93	9
Raytheon Co.	135	24
Reinsurance Group of America, Inc.	164	23
Reliance Steel & Aluminum Co.	29	2
Republic Services, Inc.	190	14
Resideo Technologies, Inc.	20	—	*
Royal Caribbean Cruises Ltd.	74	8
Shire PLC ADR	381	69
Sirius XM Holdings, Inc.	1,319	8
State Street Corp.	180	12
Steel Dynamics, Inc.	202	8
STERIS PLC	256	28
Sysco Corp.	46	3
T-Mobile US, Inc.	989	68	*
Tapestry, Inc.	255	11
Target Corp.	297	25
TE Connectivity Ltd.	315	24
	Number of Shares	Value (000's omitted)
Texas Instruments, Inc.	249	$23	(a)
U.S. Bancorp	54	3
Union Pacific Corp.	42	6
United Technologies Corp.	485	60
UnitedHealth Group, Inc.	420	110
Universal Health Services, Inc. Class B	521	63
Valero Energy Corp.	310	28
Ventas, Inc.	101	6
Verizon Communications, Inc.	772	44
VF Corp.	143	12
Visa, Inc. Class A	566	78	(a)
Vishay Intertechnology, Inc.	196	4
Walgreens Boots Alliance, Inc.	119	10
Walmart, Inc.	452	45	(a)
Walt Disney Co.	579	67
Waste Management, Inc.	79	7
WEC Energy Group, Inc.	242	17
Wells Fargo & Co.	1,328	71
Weyerhaeuser Co.	680	18
WP Carey, Inc.	78	5
Xerox Corp.	723	20
		3,577
Total Common Stocks (Cost $4,795)		4,961
	Principal Amount (000's omitted)
U.S. Treasury Obligations 7.3%
U.S. Treasury Bill, 2.03%, due 11/23/18	$100	100	(a)(d)
U.S. Treasury Bond, 3.88%, due 8/15/40	25	27
U.S. Treasury Inflation-Indexed Bonds(e)
1/15/26 2.00%, due	277	294
4/15/28 3.63%, due	86	105
	Principal Amount (000's omitted)	Value (000's omitted)
3.88%, due 4/15/29	$117	$147
3.38%, due 4/15/32	7	9
1.00%, due 2/15/46	48	44
U.S. Treasury Notes
1.38%, due 11/30/18	190	190
1.00%, due 10/15/19	255	251
2.13%, due 12/31/21	25	24
2.38%, due 8/15/24	15	14
1.63%, due 2/15/26	5	5
2.25%, due 11/15/27	190	177
Total U.S. Treasury Obligations (Cost $1,415)		1,387
U.S. Government Agency Securities 0.5%
Federal Home Loan Bank, 5.50%, due 7/15/36 (Cost $106)	80	99
Mortgage-Backed Securities 9.3%
Collateralized Mortgage Obligations 2.0%
Fannie Mae Connecticut Avenue Securities
Ser. 2017-C02, Class 2M2, (1 month USD LIBOR + 3.65%), 5.93%, due 9/25/29	130	142	(f)
Ser. 2018-C02, Class 2M2, (1 month USD LIBOR + 2.20%), 4.48% , due 1/25/30–8/25/30	95	97	(f)
Ser. 2017-C03, Class 1M2, (1 month USD LIBOR + 3.00%), 5.28%, due 10/25/29	25	27	(f)
Ser. 2017-C04, Class 2M2, (1 month USD LIBOR + 2.85%), 5.13%, due 11/25/29	70	73	(f)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Principal Amount (000's omitted)	Value (000's omitted)
Ser. 2017-C06, Class 1M2, (1 month USD LIBOR + 2.65%), 4.93%, due 2/25/30	$15	$16	(f)
Ser. 2017-C06, Class 2M2, (1 month USD LIBOR + 2.80%), 5.08%, due 2/25/30	20	21	(f)
Freddie Mac Multifamily Structured Pass Through Certificates, Ser. KI02, Class A (1 month USD LIBOR + 0.20%), 2.46% due 2/25/21	4	4	(f)
		380
Fannie Mae 3.7%
Pass-Through Certificates
3.50%, TBA, 30 Year Maturity	120	117	(g)
4.00%, TBA, 15 Year Maturity	25	25	(g)
4.00%, TBA, 30 Year Maturity	390	390	(g)
4.50%, TBA, 30 Year Maturity	175	179	(g)
		711
Freddie Mac 3.1%
Pass-Through Certificates
3.50%, TBA, 30 Year Maturity	120	117	(g)
4.00%, TBA, 30 Year Maturity	315	315	(g)
4.50%, TBA, 30 Year Maturity	115	118	(g)
5.00%, TBA, 30 Year Maturity	40	42	(g)
		592
Ginnie Mae 0.5%
Pass-Through Certificates
4.50%, TBA, 30 Year Maturity	85	87	(g)
Total Mortgage- Backed Securities (Cost $1,760)		1,770
	Principal Amount (000's omitted)	Value (000's omitted)
Corporate Bonds 6.4%
Australia 0.2%
Westpac Banking Corp., (5 year USD ICE Swap + 2.89%), 5.00%, due 9/21/27	$35	$31	(f)(h)
Belgium 0.2%
Anheuser-Busch InBev Finance, Inc., 4.70%, due 2/1/36	10	10
Anheuser-Busch InBev Worldwide, Inc.
4.60%, due 4/15/48	15	13
4.75%, due 4/15/58	25	22
		45
Brazil 0.1%
Vale Overseas Ltd., 6.25%, due 8/10/26	15	16
Mexico 0.2%
Grupo Bimbo SAB de CV, 4.70%, due 11/10/47	25	22	(i)
Petroleos Mexicanos, 6.50%, due 3/13/27	10	10
		32
Spain 0.1%
Banco Santander SA, 3.80%, due 2/23/28	20	18
United Kingdom 0.8%
Barclays PLC, 4.38%, due 1/12/26	45	43
BAT Capital Corp., 4.54%, due 8/15/47	40	35	(i)
HSBC Holdings PLC, (5 year USD ICE Swap + 3.75%), 6.00%, due 5/22/27	30	28	(f)(h)
Nationwide Building Society, (3 month USD LIBOR + 1.45%), 4.30%, due 3/8/29	10	9	(f)(i)
	Principal Amount (000's omitted)	Value (000's omitted)
Royal Bank of Scotland Group PLC, (3 month USD LIBOR + 1.91%), 5.08%, due 1/27/30	$10	$10	(f)
Vodafone Group PLC, 3.75%, due 1/16/24	25	24
		149
United States 4.8%
AbbVie, Inc., 4.70%, due 5/14/45	20	18
Apple, Inc., 4.65%, due 2/23/46	20	21
AT&T, Inc.
4.75%, due	20	17
5/15/46
5.45%, due	30	28
3/1/47
AXA Equitable Holdings, Inc., 5.00%, due 4/20/48	20	18	(i)
Bank of America Corp.
(3 month USD LIBOR + 0.37%), 2.74%, due 1/23/22	20	20	(f)
(3 month USD LIBOR + 1.07%), 3.97%, due 3/5/29	20	19	(f)
Broadcom Corp./ Broadcom Cayman Finance Ltd., 3.88%, due 1/15/27	80	73
Charter Communications Operating LLC/Charter Communications Operating Capital
4.91%, due	30	30
7/23/25
5.38%, due	5	4
5/1/47
5.75%, due	10	9
4/1/48
Citigroup, Inc.
(3 month USD LIBOR + 1.56%), 3.89%, due 1/10/28	10	10	(f)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Principal Amount (000's omitted)	Value (000's omitted)
(3 month USD LIBOR + 1.15%), 3.52%, due 10/27/28	$10	$9	(f)
Comcast Corp.
3.70%, due 4/15/24	20	20
4.00%, due 8/15/47	20	17
4.95%, due 10/15/58	25	24
Concho Resources, Inc., 4.88%, due 10/1/47	15	14
CVS Health Corp.
4.30%, due 3/25/28	20	20
5.05%, due 3/25/48	45	44
Diamond 1 Finance Corp./ Diamond 2 Finance Corp.
5.45%, due 6/15/23	30	31	(i)
6.02%, due 6/15/26	15	16	(i)
Energy Transfer Partners L.P.
Ser. B, (3 month USD LIBOR + 4.16%), 6.63%, due 2/15/28	30	28	(f)(h)
5.80%, due 6/15/38	10	10
General Electric Co., Ser. D, (3 month USD LIBOR + 3.33%), 5.00%, due 1/21/21	80	74	(f)(h)
Goldman Sachs Group, Inc.
2.60%, due 4/23/20	10	10
(3 month USD LIBOR + 1.51%), 3.69%, due 6/5/28	20	19	(f)
(3 month USD LIBOR + 1.16%), 3.81%, due 4/23/29	35	33	(f)
(3 month USD LIBOR + 1.37%), 4.02%, due 10/31/38	20	18	(f)
5.15%, due 5/22/45	15	15
	Principal Amount (000's omitted)	Value (000's omitted)
HP Enterprise Co.
3.60%, due 10/15/20	$20	$20
4.90%, due 10/15/25	15	15
JPMorgan Chase & Co.
(3 month USD LIBOR + 1.12%), 4.01%, due 4/23/29	30	29	(f)
(3 month USD LIBOR + 1.36%), 3.88%, due 7/24/38	15	14	(f)
(3 month USD LIBOR + 1.22%), 3.90%, due 1/23/49	15	13	(f)
Kinder Morgan Energy Partners L.P., 4.15%, due 2/1/24	20	20
Kinder Morgan, Inc., 5.55%, due 6/1/45	25	25
Marathon Oil Corp., 4.40%, due 7/15/27	5	5
Morgan Stanley, (3 month USD LIBOR + 1.34%), 3.59%, due 7/22/28	30	28	(f)
MPLX L.P., 4.70%, due 4/15/48	30	26
Shire Acquisitions Investments Ireland DAC, 2.40%, due 9/23/21	25	24
Synchrony Financial, 2.70%, due 2/3/20	10	10
Wabtec Corp., 4.15%, due 3/15/24	20	20
		918
Total Corporate Bonds (Cost $1,293)		1,209
	Principal Amount (000's omitted)	Value (000's omitted)
Asset-Backed Securities 0.6%
Ally Auto Receivables Trust, Ser. 2017-3, Class A2, 1.53%, due 3/16/20	$2	$2
Bear Stearns Asset Backed Securities Trust, Ser. 2006-SD2, Class M2, (1 month USD LIBOR + 0.80%), 3.08%, due 6/25/36	100	100	(f)
Capital One Multi-Asset Execution Trust, Ser. 2016-A1, Class A1, (1 month USD LIBOR + 0.45%), 2.73%, due 2/15/22	10	10	(f)
Toyota Auto Receivables Owner Trust, Ser. 2017-B, Class A2A, 1.46%, due 1/15/20	7	7
Total Asset-Backed Securities (Cost $111)		119
	Number of Shares
Exchange-Traded Funds 2.4%
iShares TIPS Bond ETF	2,850	310
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	5,506	149
Total Exchange- Traded Funds (Cost $472)		459

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value (000's omitted)
Investment Companies 53.3%(j)
Neuberger Berman Commodity Strategy Fund Institutional Class	211,186	$1,307
Neuberger Berman Emerging Markets Debt Fund Institutional Class	128,548	1,032
Neuberger Berman Emerging Markets Equity Fund Class R6	66,315	1,155
Neuberger Berman Floating Rate Income Fund Institutional Class	30,013	296
Neuberger Berman Genesis Fund Class R6	11,702	683
Neuberger Berman High Income Bond Fund Class R6	117,176	980
	Number of Shares	Value (000's omitted)
Neuberger Berman International Select Fund Class R6	239,312	$2,783	(k)
Neuberger Berman Long Short Credit Fund Class R6	43,992	402
Neuberger Berman Short Duration High Income Fund Institutional Class	15,948	150
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund Class R6	124,493	1,327
Total Investment Companies (Cost $10,149)		10,115
	Number of Shares	Value (000's omitted)
Total Options Purchased(m) 0.0%(b) (Cost $4)		$2
Short-Term Investments 1.0%
Investment Companies 1.0%
State Street Institutional U.S. Government Money Market Fund Premier Class, 2.09%(l) (Cost $182)	182,028	182	(k)
Total Investments 107.0% (Cost $20,287)		20,303
Liabilities Less Other Assets (7.0%)		(1,336	)(n)
Net Assets 100.0%		$18,967

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for futures and/or options writtten.

(b)  Represents less than 0.05% of net assets.

(c)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2018 amounted to approximately $16,000, which represents 0.1% of net assets of the Fund.

(d)  Rate shown was the discount rate at the date of purchase.

(e)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(f)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2018 and changes periodically.

  Benchmarks for Variable / Floating Rates:

  LIBOR = London Interbank Offered Rate

  ICE = Intercontinental Exchange

(g)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at October 31, 2018 amounted to approximately $1,390,000, which represents 7.3% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

(h)  Perpetual Bond Security. The rate reflected was the rate in effect on October 31, 2018. The maturity date reflects the next call date.

(i)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to approximately $131,000 or 0.7% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(j)  Affiliated company as defined under the Investment Company Act of 1940, as amended (see Note F of Notes to Financial Statements).

(k)  All or a portion of this security is segregated in connection with obligations for to be announced securities, options written, futures, forward foreign currency contracts and/or swaps with a total value of approximately $2,965,000.

(l)  Represents 7-day effective yield as of October 31, 2018.

(m)  See "Purchased option contracts" under Derivative Instruments.

(n)  Includes the impact of the Fund's open positions in derivatives at October 31, 2018.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Investment Companies*	$10,115	53.3%
Mortgage-Backed Securities	1,770	9.3%
U.S. Treasury Obligations	1,387	7.3%
Banks	769	4.1%
Exchange-Traded Funds	459	2.4%
Pharmaceuticals	401	2.1%
Internet & Direct Marketing Retail	323	1.7%
Oil, Gas & Consumable Fuels	301	1.6%
Health Care Providers & Services	280	1.5%
Technology Hardware, Storage & Peripherals	262	1.4%
Insurance	216	1.1%
Software	201	1.1%
Interactive Media & Services	189	1.0%
IT Services	177	0.9%
Food & Staples Retailing	149	0.8%
Diversified Telecommunication Services	134	0.7%
Aerospace & Defense	129	0.7%
Entertainment	128	0.7%
Biotechnology	120	0.6%
Media	120	0.6%
Asset-Backed Securities	119	0.6%
Wireless Telecommunication Services	119	0.6%
Trading Companies & Distributors	118	0.6%
Pipelines	109	0.6%
Computers	103	0.5%
Electronic Equipment, Instruments & Components	103	0.5%
Chemicals	102	0.5%
Beverages	100	0.5%
Hotels, Restaurants & Leisure	100	0.5%
U.S. Government Agency Securities	99	0.5%
Semiconductors & Semiconductor Equipment	90	0.5%
Equity Real Estate Investment Trusts	78	0.4%
Metals & Mining	78	0.4%
Health Care Equipment & Supplies	75	0.4%
Miscellaneous Manufacturers	74	0.4%
Mortgage Real Estate Investment	74	0.4%
Semiconductors	73	0.4%
Telecommunications	69	0.4%
Multi-Utilities	63	0.3%
Textiles, Apparel & Luxury Goods	58	0.3%
Electric Utilities	53	0.3%
Food Products	52	0.3%
Household Durables	52	0.3%
Electrical Equipment	48	0.2%
Specialty Retail	43	0.2%
Multiline Retail	36	0.2%
Agriculture	35	0.2%
Capital Markets	30	0.2%
Oil & Gas	29	0.2%
Communications Equipment	24	0.1%
Food	22	0.1%
Industrial Conglomerates	22	0.1%

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

POSITIONS BY INDUSTRY (cont'd)

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Road & Rail	$22	0.1%
Commercial Services & Supplies	21	0.1%
Machinery-Diversified	20	0.1%
Iron—Steel	16	0.1%
Paper & Forest Products	15	0.1%
Professional Services	15	0.1%
Life Sciences Tools & Services	14	0.1%
Airlines	13	0.1%
Real Estate Management & Development	13	0.1%
Automobiles	11	0.1%
Household Products	11	0.1%
Diversified Financial Services	10	0.1%
Transportation Infrastructure	10	0.1%
Savings & Loans	9	0.1%
Building Products	7	0.0%
Machinery	7	0.0%
Construction & Engineering	6	0.0%
Distributors	5	0.0%
Air Freight & Logistics	4	0.0%
Containers & Packaging	4	0.0%
Auto Components	3	0.0%
Tobacco	3	0.0%
Short-Term Investments and Other Liabilities—Net	(1,152)	(6.0)%
	$18,967	100.0%

*  Each position is an Investment Company under the 1940 Act, as amended, and is not treated as an industry for purposes of the Fund's policy on industry concentration. This represents the aggregate of all investment companies.

Derivative Instruments

Futures contracts ("futures")

At October 31, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
11/2018	2	IBEX 35 Index	$201,304	$(2,754)
11/2018	2	HSCEI Index	129,215	(178)
12/2018	4	Euro-Bund	726,074	4,688
12/2018	1	Euro-OAT	172,117	1,316
12/2018	3	Topix Index	436,301	(9,305)
12/2018	13	U.S. Treasury Note, 10 Year	1,539,688	(23,326)
12/2018	5	Euro STOXX 50 Index	180,884	(10,624)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2018	14	MSCI Emerging Markets Index	$669,690	$(53,078)
12/2018	5	S&P 500 E-Mini Index	677,775	(27,152)
12/2018	4	U.S. Treasury Note, 2 Year	842,625	(2,362)
12/2018	5	U.S. Treasury Note, 5 Year	561,914	(4,570)
Total Long Positions			$6,137,587	$(127,345)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2018	4	Euro-Bund	$(726,074)	$489
12/2018	1	Euro-OAT	(172,118)	32
12/2018	2	U.S. Treasury Note, Ultra 10 Year	(250,219)	2,736
12/2018	8	U.S. Treasury Long Bond	(1,105,000)	34,342
12/2018	3	U.S. Treasury Note, 10 Year	(355,312)	5,358
12/2018	1	U.S. Treasury Ultra Long Bond	(149,219)	9,797
12/2018	3	Mini DAX Future	(194,660)	11,867
12/2018	2	FTSE 100 Index	(181,786)	9,331
12/2018	3	MSCI World Index	(174,300)	12,990
12/2018	1	United Kingdom Long Gilt Bond	(156,464)	(1,994)
Total Short Positions			$(3,465,152)	$84,948
Total Futures				$(42,397)

At October 31, 2018, the Fund had $289,133 deposited in a segregated account to cover margin requirements on open futures. The Fund had securities pledged in the amount of $99,868 to cover collateral requirements on open futures.

For the year ended October 31, 2018, the average notional value of futures for the Fund was $4,697,438 for long positions and $(3,230,924) for short positions.

Forward foreign currency contracts ("forward contracts")

At October 31, 2018, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
24,853	AUD	17,597	USD	Citibank, N.A.	1/17/2019	$18
439,041	AUD	311,183	USD	Citibank, N.A.	1/17/2019	4
144,855	AUD	102,670	USD	Citibank, N.A.	1/17/2019	1
324,147	USD	455,977	AUD	Royal Bank of Canada	1/17/2019	955
33,089	USD	46,623	AUD	Royal Bank of Canada	1/17/2019	43
195,807	USD	275,338	AUD	Standard Chartered Bank	1/17/2019	650

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
14,032	USD	19,732	AUD	Standard Chartered Bank	1/17/2019	$47
132,135	USD	185,824	AUD	State Street Bank and Trust Company	1/17/2019	425
22,418	USD	31,527	AUD	State Street Bank and Trust Company	1/17/2019	72
272,483	USD	356,342	CAD	Citibank, N.A.	1/17/2019	1,360
72,579	USD	93,946	CAD	Citibank, N.A.	1/17/2019	1,100
600,040	USD	776,236	CAD	Goldman Sachs International	1/17/2019	9,441
68,217	USD	88,260	CAD	Goldman Sachs International	1/17/2019	1,064
498,988	USD	645,845	CAD	JPMorgan Chase Bank N.A.	1/17/2019	7,597
342,392	USD	442,694	CAD	Royal Bank of Canada	1/17/2019	5,568
36,710	USD	47,677	CAD	Royal Bank of Canada	1/17/2019	435
127,311	USD	166,806	CAD	Royal Bank of Canada	1/17/2019	397
116,199	USD	150,186	CAD	Standard Chartered Bank	1/17/2019	1,930
473,232	USD	611,889	CAD	State Street Bank and Trust Company	1/17/2019	7,676
35,118	USD	45,984	CAD	State Street Bank and Trust Company	1/17/2019	131
235,748	USD	231,993	CHF	Citibank, N.A.	1/17/2019	3,559
59,814	USD	58,861	CHF	Citibank, N.A.	1/17/2019	903
10,249	USD	10,095	CHF	Goldman Sachs International	1/17/2019	145
12,915	USD	12,858	CHF	Goldman Sachs International	1/17/2019	46
48,219	USD	47,422	CHF	JPMorgan Chase Bank N.A.	1/17/2019	757
40,818	USD	40,143	CHF	JPMorgan Chase Bank N.A.	1/17/2019	641
465,718	USD	458,090	CHF	Royal Bank of Canada	1/17/2019	7,241
743,475	USD	730,784	CHF	Societe Generale	1/17/2019	12,073
252,302	USD	248,005	CHF	Standard Chartered Bank	1/17/2019	4,087
165,371	USD	162,643	CHF	State Street Bank and Trust Company	1/17/2019	2,590
14,293	USD	14,153	CHF	State Street Bank and Trust Company	1/17/2019	128
331,553	USD	286,466	EUR	Citibank, N.A.	1/17/2019	4,775
161,268	USD	138,976	EUR	Citibank, N.A.	1/17/2019	2,735
53,061	USD	45,957	EUR	Citibank, N.A.	1/17/2019	637
514,847	USD	444,562	EUR	Goldman Sachs International	1/17/2019	7,726
179,850	USD	154,964	EUR	Goldman Sachs International	1/17/2019	3,080
40,925	USD	35,756	EUR	Goldman Sachs International	1/17/2019	137
7,436	USD	6,421	EUR	Goldman Sachs International	1/17/2019	112
84,123	USD	72,012	EUR	Royal Bank of Canada	1/17/2019	1,978
34,988	USD	30,671	EUR	Royal Bank of Canada	1/17/2019	1
2,249,951	USD	1,941,915	EUR	State Street Bank and Trust Company	1/17/2019	34,768
13,990	USD	12,211	EUR	State Street Bank and Trust Company	1/17/2019	61
143,792	GBP	183,938	USD	Royal Bank of Canada	1/17/2019	608
9,774	GBP	12,534	USD	Royal Bank of Canada	1/17/2019	11
247,702	USD	188,155	GBP	Citibank, N.A.	1/17/2019	6,220
160,863	USD	122,192	GBP	Citibank, N.A.	1/17/2019	4,039
129,612	USD	99,459	GBP	Citibank, N.A.	1/17/2019	1,964
216,740	USD	164,152	GBP	Goldman Sachs International	1/17/2019	6,063
149,913	USD	113,879	GBP	Goldman Sachs International	1/17/2019	3,757

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
112,651	USD	85,835	GBP	Goldman Sachs International	1/17/2019	$2,489
183,350	USD	138,691	GBP	Standard Chartered Bank	1/17/2019	5,350
155,641	USD	117,731	GBP	Standard Chartered Bank	1/17/2019	4,542
799,536	USD	605,058	GBP	State Street Bank and Trust Company	1/17/2019	22,989
189,288	USD	143,246	GBP	State Street Bank and Trust Company	1/17/2019	5,443
36,644,230	JPY	326,237	USD	Citibank, N.A.	1/17/2019	720
241,370	JPY	2,149	USD	Citibank, N.A.	1/17/2019	5
48,009,672	JPY	427,711	USD	Royal Bank of Canada	1/17/2019	654
50,466,164	JPY	449,609	USD	Standard Chartered Bank	1/17/2019	673
30,152,373	JPY	268,539	USD	State Street Bank and Trust Company	1/17/2019	494
120,163	USD	13,426,460	JPY	Citibank, N.A.	1/17/2019	366
90,529	USD	10,116,585	JPY	Citibank, N.A.	1/17/2019	264
141,521	USD	15,688,277	JPY	Royal Bank of Canada	1/17/2019	1,543
62,152	USD	6,963,573	JPY	Royal Bank of Canada	1/17/2019	20
155,874	USD	17,418,233	JPY	State Street Bank and Trust Company	1/17/2019	461
61,319	USD	1,180,153	MXN	Citibank, N.A.	1/17/2019	3,912
248,581	USD	2,047,833	NOK	Citibank, N.A.	1/17/2019	4,767
76,676	USD	627,163	NOK	Goldman Sachs International	1/17/2019	2,006
12,963	USD	108,431	NOK	Goldman Sachs International	1/17/2019	53
543,097	USD	4,473,217	NOK	JPMorgan Chase Bank N.A.	1/17/2019	10,518
99,574	USD	808,390	NOK	Royal Bank of Canada	1/17/2019	3,328
231,459	USD	1,895,813	NOK	Standard Chartered Bank	1/17/2019	5,744
59,698	USD	488,972	NOK	Standard Chartered Bank	1/17/2019	1,482
61,412	USD	503,444	NOK	State Street Bank and Trust Company	1/17/2019	1,472
761,667	NZD	491,747	USD	Citibank, N.A.	1/17/2019	5,708
1,274,100	NZD	823,406	USD	Goldman Sachs International	1/17/2019	8,726
302,931	NZD	195,774	USD	Goldman Sachs International	1/17/2019	2,075
168,748	NZD	108,716	USD	Goldman Sachs International	1/17/2019	1,496
46,355	NZD	29,968	USD	Royal Bank of Canada	1/17/2019	307
139,125	USD	211,918	NZD	Citibank, N.A.	1/17/2019	719
200,171	USD	304,630	NZD	Goldman Sachs International	1/17/2019	1,213
12,968	USD	19,746	NZD	Goldman Sachs International	1/17/2019	72
163,497	USD	249,523	NZD	Royal Bank of Canada	1/17/2019	530
40,184	USD	61,456	NZD	Royal Bank of Canada	1/17/2019	47
119,517	SEK	13,153	USD	Royal Bank of Canada	1/17/2019	6
180,953	USD	1,618,243	SEK	Citibank, N.A.	1/17/2019	2,776
469,675	USD	4,244,026	SEK	Citibank, N.A.	1/17/2019	2,386
81,133	USD	734,258	SEK	Citibank, N.A.	1/17/2019	287
840,396	USD	7,593,397	SEK	Goldman Sachs International	1/17/2019	4,326
453,118	USD	4,094,150	SEK	Goldman Sachs International	1/17/2019	2,332
103,992	USD	924,045	SEK	Goldman Sachs International	1/17/2019	2,250
57,185	USD	516,549	SEK	JPMorgan Chase Bank N.A.	1/17/2019	310
110,296	USD	993,096	SEK	Societe Generale	1/17/2019	951
Total unrealized appreciation						$265,568

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
155,567	AUD	110,423	USD	Goldman Sachs International	1/17/2019	$(159)
901,419	AUD	639,728	USD	Goldman Sachs International	1/17/2019	(812)
976,910	AUD	693,303	USD	Goldman Sachs International	1/17/2019	(880)
384,370	AUD	274,856	USD	Goldman Sachs International	1/17/2019	(2,419)
161,797	AUD	115,050	USD	Societe Generale	1/17/2019	(370)
132,132	USD	186,719	AUD	Citibank, N.A.	1/17/2019	(213)
253,564	USD	358,177	AUD	Citibank, N.A.	1/17/2019	(308)
138,877	USD	195,945	AUD	JPMorgan Chase Bank N.A.	1/17/2019	(7)
620,311	USD	875,212	AUD	JPMorgan Chase Bank N.A.	1/17/2019	(30)
28,079	CAD	21,623	USD	Citibank, N.A.	1/17/2019	(259)
211,784	CAD	162,141	USD	Citibank, N.A.	1/17/2019	(1,005)
631,548	CAD	487,908	USD	Citibank, N.A.	1/17/2019	(7,395)
167,086	CAD	128,486	USD	Goldman Sachs International	1/17/2019	(1,358)
243,233	CAD	188,022	USD	Goldman Sachs International	1/17/2019	(2,958)
184,972	CAD	142,912	USD	JPMorgan Chase Bank N.A.	1/17/2019	(2,176)
980,499	CAD	758,556	USD	Societe Generale	1/17/2019	(12,543)
100,372	CAD	77,658	USD	Standard Chartered Bank	1/17/2019	(1,290)
19,262	CAD	14,717	USD	State Street Bank and Trust Company	1/17/2019	(61)
372,231	CAD	287,882	USD	State Street Bank and Trust Company	1/17/2019	(4,670)
21,022	CHF	21,168	USD	Citibank, N.A.	1/17/2019	(128)
158,943	CHF	161,356	USD	Citibank, N.A.	1/17/2019	(2,279)
48,144	CHF	48,996	USD	Goldman Sachs International	1/17/2019	(811)
110,902	CHF	112,867	USD	Goldman Sachs International	1/17/2019	(1,871)
517,291	CHF	526,441	USD	Goldman Sachs International	1/17/2019	(8,712)
10,812	CHF	10,826	USD	Royal Bank of Canada	1/17/2019	(4)
10,958	CHF	11,021	USD	Royal Bank of Canada	1/17/2019	(53)
106,551	CHF	109,076	USD	Royal Bank of Canada	1/17/2019	(2,434)
165,674	CHF	168,544	USD	Standard Chartered Bank	1/17/2019	(2,730)
16,438	CHF	16,571	USD	State Street Bank and Trust Company	1/17/2019	(119)
563,071	CHF	572,515	USD	State Street Bank and Trust Company	1/17/2019	(8,967)
134,088	EUR	153,993	USD	Citibank, N.A.	1/17/2019	(1,036)
222,760	EUR	255,248	USD	Citibank, N.A.	1/17/2019	(1,142)
85,730	EUR	99,034	USD	Citibank, N.A.	1/17/2019	(1,240)
214,314	EUR	248,045	USD	Citibank, N.A.	1/17/2019	(3,572)
146,589	EUR	170,879	USD	Citibank, N.A.	1/17/2019	(3,662)
29,935	EUR	34,675	USD	Goldman Sachs International	1/17/2019	(528)
244,276	EUR	282,481	USD	JPMorgan Chase Bank N.A.	1/17/2019	(3,830)
1,333,040	EUR	1,541,527	USD	JPMorgan Chase Bank N.A.	1/17/2019	(20,901)
166,021	EUR	189,835	USD	Royal Bank of Canada	1/17/2019	(451)
71,655	EUR	83,002	USD	Royal Bank of Canada	1/17/2019	(1,263)
9,179	EUR	10,639	USD	Societe Generale	1/17/2019	(169)
51,252	EUR	59,412	USD	Standard Chartered Bank	1/17/2019	(947)
175,426	EUR	203,355	USD	Standard Chartered Bank	1/17/2019	(3,243)
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
18,814	EUR	21,764	USD	State Street Bank and Trust Company	1/17/2019	$(302)
58,595	EUR	67,232	USD	State Street Bank and Trust Company	1/17/2019	(391)
250,052	EUR	289,717	USD	State Street Bank and Trust Company	1/17/2019	(4,477)
7,744	GBP	10,102	USD	Citibank, N.A.	1/17/2019	(163)
179,996	GBP	231,703	USD	Citibank, N.A.	1/17/2019	(691)
117,500	GBP	155,135	USD	Goldman Sachs International	1/17/2019	(4,333)
452,186	GBP	597,021	USD	Goldman Sachs International	1/17/2019	(16,674)
36,325	GBP	47,811	USD	JPMorgan Chase Bank N.A.	1/17/2019	(1,191)
606,313	GBP	798,035	USD	JPMorgan Chase Bank N.A.	1/17/2019	(19,878)
245,824	GBP	324,901	USD	Royal Bank of Canada	1/17/2019	(9,405)
107,798	GBP	142,530	USD	Societe Generale	1/17/2019	(4,179)
7,676	GBP	9,883	USD	State Street Bank and Trust Company	1/17/2019	(32)
12,917	USD	10,108	GBP	Goldman Sachs International	1/17/2019	(55)
1,653,503	JPY	14,865	USD	Citibank, N.A.	1/17/2019	(111)
8,812,808	JPY	79,039	USD	Citibank, N.A.	1/17/2019	(408)
11,880,109	JPY	106,735	USD	Citibank, N.A.	1/17/2019	(735)
2,819,743	JPY	25,239	USD	Goldman Sachs International	1/17/2019	(80)
17,540,594	JPY	156,624	USD	Goldman Sachs International	1/17/2019	(119)
5,909,107	JPY	52,838	USD	State Street Bank and Trust Company	1/17/2019	(114)
6,065,978	JPY	54,809	USD	State Street Bank and Trust Company	1/17/2019	(686)
71,075	USD	7,971,289	JPY	Goldman Sachs International	1/17/2019	(48)
98,247	USD	11,018,685	JPY	Goldman Sachs International	1/17/2019	(67)
318,138	USD	35,680,260	JPY	Goldman Sachs International	1/17/2019	(218)
92,057	USD	10,342,149	JPY	JPMorgan Chase Bank N.A.	1/17/2019	(221)
213,139	USD	23,945,221	JPY	JPMorgan Chase Bank N.A.	1/17/2019	(511)
47,957	USD	5,375,093	JPY	Royal Bank of Canada	1/17/2019	(2)
139,144	USD	15,617,632	JPY	Societe Generale	1/17/2019	(203)
77,111	USD	8,655,285	JPY	Standard Chartered Bank	1/17/2019	(115)
464,986	USD	52,210,004	JPY	State Street Bank and Trust Company	1/17/2019	(856)
1,180,153	MXN	61,122	USD	Goldman Sachs International	1/17/2019	(3,715)
270,311	NOK	32,549	USD	Citibank, N.A.	1/17/2019	(366)
2,249,511	NOK	273,036	USD	Citibank, N.A.	1/17/2019	(5,210)
3,347,426	NOK	406,335	USD	Citibank, N.A.	1/17/2019	(7,792)
212,549	NOK	25,783	USD	Goldman Sachs International	1/17/2019	(477)
402,241	NOK	48,805	USD	Goldman Sachs International	1/17/2019	(915)
1,862,248	NOK	225,897	USD	Goldman Sachs International	1/17/2019	(4,179)
837,957	NOK	101,737	USD	JPMorgan Chase Bank N.A.	1/17/2019	(1,970)
105,331	NOK	12,560	USD	Royal Bank of Canada	1/17/2019	(20)
592,399	NOK	70,834	USD	Royal Bank of Canada	1/17/2019	(304)
1,427,648	NOK	174,129	USD	Royal Bank of Canada	1/17/2019	(4,154)
2,247,380	NOK	274,276	USD	Societe Generale	1/17/2019	(6,704)
1,082,845	NOK	132,089	USD	State Street Bank and Trust Company	1/17/2019	(3,166)
24,995	NZD	16,338	USD	Royal Bank of Canada	1/17/2019	(13)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
27,546	NZD	18,018	USD	State Street Bank and Trust Company	1/17/2019	$(27)
211,654	USD	327,830	NZD	Citibank, N.A.	1/17/2019	(2,457)
63,285	USD	98,029	NZD	JPMorgan Chase Bank N.A.	1/17/2019	(739)
116,077	USD	179,804	NZD	JPMorgan Chase Bank N.A.	1/17/2019	(1,355)
502,055	USD	775,642	NZD	Societe Generale	1/17/2019	(4,527)
38,615	USD	59,649	NZD	Standard Chartered Bank	1/17/2019	(343)
506,939	USD	783,084	NZD	Standard Chartered Bank	1/17/2019	(4,504)
9,721	USD	14,920	NZD	State Street Bank and Trust Company	1/17/2019	(24)
231,671	USD	358,037	NZD	State Street Bank and Trust Company	1/17/2019	(2,167)
304,538	USD	470,649	NZD	State Street Bank and Trust Company	1/17/2019	(2,849)
913,451	SEK	101,089	USD	Citibank, N.A.	1/17/2019	(514)
1,207,972	SEK	135,223	USD	Citibank, N.A.	1/17/2019	(2,219)
1,344,772	SEK	148,885	USD	Goldman Sachs International	1/17/2019	(819)
5,160	SEK	571	USD	JPMorgan Chase Bank N.A.	1/17/2019	(3)
734,158	SEK	82,619	USD	Royal Bank of Canada	1/17/2019	(1,784)
3,516,399	SEK	390,264	USD	Royal Bank of Canada	1/17/2019	(3,092)
1,064,170	SEK	118,180	USD	Standard Chartered Bank	1/17/2019	(1,010)
2,019,344	SEK	224,256	USD	Standard Chartered Bank	1/17/2019	(1,916)
2,265,787	SEK	251,537	USD	State Street Bank and Trust Company	1/17/2019	(2,063)
15,032,149	SEK	1,668,799	USD	State Street Bank and Trust Company	1/17/2019	(13,686)
12,967	USD	117,803	SEK	Goldman Sachs International	1/17/2019	(4)
17,620	USD	160,519	SEK	Royal Bank of Canada	1/17/2019	(54)
Total unrealized depreciation						$(260,411)
Total net unrealized appreciation						$5,157

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

EUR = Euro

GBP = Pound Sterling

JPY = Japanese Yen

MXN = Mexican Peso

NOK = Norwegian Krone

NZD = New Zealand Dollar

SEK = Swedish Krona

For the year ended October 31, 2018, the Fund's investments in forward contracts had an average notional value of $32,979,215.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Total return swap contracts ("total return swaps")

At October 31, 2018, the Fund had outstanding total return swaps as follows:

Over-the-counter total return swaps — Long

Counterparty	Reference Entity	Notional Amount(o)		Maturity Date	Variable- rate(n)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Citibank, N.A.	S&P 500 Financials Sector Total Return Index		$100,765	12/13/2018	2.45	%(a)	$(5,070)	$(339)	$(5,409)
Citibank, N.A.	S&P 500 Financials Sector Total Return Index		99,315	4/26/2019	2.58	%(b)	(5,680)	(354)	(6,034)
Goldman Sachs International	S&P Industry Sector Total Return Index		161,299	12/19/2018	2.56	%(c)	(3,468)	(152)	(3,620)
JPMorgan Chase Bank N.A.	STOXX Europe 600 Travel & Leisure (Net Return) Index	EUR	180,945	11/15/2018	(0.44	)%(d)	(14,926)	214	(14,712)
JPMorgan Chase Bank N.A.	S&P 500 Total Return Index		$112,759	4/3/2019	2.78	%(e)	5,204	(399)	4,805
JPMorgan Chase Bank N.A.	MSCI Europe ex UK Financials (Net Return) Index	EUR	75,779	9/17/2019	(0.69	)%(f)	(5,936)	30	(5,906)
Total							$(29,876)	$(1,000)	$(30,876)

Over-the-counter total return swaps — Short

Counterparty	Reference Entity	Notional Amount(o)		Maturity Date	Variable- rate(n)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Citibank, N.A.	S&P 500 Total Return Index		$(110,978)	12/13/2018	2.27	%(g)	$1,815	$324	$2,139
Citibank, N.A.	S&P 500 Consumer Discretionary Sector Total Return Index		(113,428)	4/26/2019	2.45	%(h)	4,475	349	4,824
Goldman Sachs International	S&P 500 Consumer Durables & Apparel Group Total Return Index		(184,107)	12/19/2018	2.45	%(i)	15,721	149	15,870
JPMorgan Chase Bank N.A.	FTSE 100 Net Tax Index	GBP	(92,949)	11/15/2018	(0.34	)%(j)	4,080	(85)	3,995
JPMorgan Chase Bank N.A.	STOXX Europe 600 (Net Return) Index	EUR	(102,381)	11/15/2018	(0.66	)%(k)	4,982	(162)	4,820
JPMorgan Chase Bank N.A.	S&P 500 Utilities Sector Total Return Index		$(97,612)	4/3/2019	2.65	%(l)	(9,374)	134	(9,240)
JPMorgan Chase	MSCI Daily Total Return	EUR	(84,730)	9/17/2019	(0.10	)%(m)	4,262	(4)	4,258
Bank N.A.	Gross Europe ex UK Index
Total							$25,961	$705	$26,666

(a)  Fund pays 3-month USD LIBOR plus 0.12%. Payment frequency—quarterly. Fund receives return on reference entity. Payment frequency—upon termination.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

(b)  Fund pays 3-month USD LIBOR plus 0.25%. Payment frequency—quarterly. Fund receives return on reference entity. Payment frequency—upon termination.

(c)  Fund pays 1-month USD LIBOR plus 0.28%. Payment frequency—monthly. Fund receives return on reference entity. Payment frequency—upon termination.

(d)  Fund pays 3-month EURIBOR minus 0.12%. Payment frequency—quarterly. Fund receives return on reference entity. Payment frequency—quarterly.

(e)  Fund pays 1-month USD LIBOR plus 0.50%. Payment frequency—monthly. Fund receives return on reference entity. Payment frequency—upon termination.

(f)  Fund pays 1-month EURIBOR minus 0.32%. Payment frequency—monthly. Fund receives return on reference entity. Payment frequency—upon termination.

(g)  Fund receives 3-month USD LIBOR minus 0.06%. Payment frequency—quarterly. Fund pays return on reference entity. Payment frequency—upon termination.

(h)  Fund receives 3-month USD LIBOR minus 0.12%. Payment frequency—quarterly. Fund pays return on reference entity. Payment frequency—upon termination.

(i)  Fund receives 1-month USD LIBOR plus 0.17%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(j)  Fund receives 3-month EURIBOR minus 0.02%. Payment frequency—quarterly in EUR currency. Fund pays return on reference entity. Payment frequency—quarterly in EUR Currency.

(k)  Fund receives 3-month EURIBOR minus 0.34%. Payment frequency—quarterly. Fund pays return on reference entity. Payment frequency—quarterly.

(l)  Fund receives 1-month USD LIBOR plus 0.37%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(m)  Fund receives 1-month EURIBOR plus 0.27%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

EURIBOR = Euro Interbank Offered Rate

LIBOR = London Interbank Offered Rate

(n)  Effective rate at October 31, 2018.

(o)  Notional amount is stated in the currency in which the contract is denominated.

EUR = Euro

For the year ended October 31, 2018, the average notional value of total return swaps was $779,611 for long positions and $(916,880) for short positions.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Purchased option contracts ("options purchased")

At October 31, 2018, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
S&P 500 Mini Index	9	$244,053	$292	11/7/2018	$—	(a)(b)
S&P 500 Mini Index	9	244,053	292	11/21/2018	68
S&P 500 Mini Index	8	216,936	292	11/14/2018	—	(a)(b)
S&P 500 Mini Index	10	271,170	305	11/14/2018	—	(a)(b)
S&P 500 Mini Index	8	216,936	307	11/7/2018	—	(a)(b)
S&P 500 Mini Index	8	216,936	306	11/7/2018	—	(a)(b)
Total calls					$68
Puts
Index
S&P 500 Mini Index	9	244,053	250	11/14/2018	540
S&P 500 Mini Index	16	433,872	250	11/7/2018	376
S&P 500 Mini Index	8	216,936	240	11/14/2018	200
S&P 500 Mini Index	9	244,053	239	11/7/2018	85
S&P 500 Mini Index	9	244,053	240	11/21/2018	374
Total puts					$1,575
Total options purchased (cost $4,082)					$1,643

(a)  Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees.

(b)  Value determined using significant unobservable inputs.

Written option contracts ("options written")

At October 31, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
S&P 500 Mini Index	9	$(244,053)	$271	11/21/2018	$(4,279)
S&P 500 Mini Index	8	(216,936)	284	11/7/2018	(56)
S&P 500 Mini Index	8	(216,936)	283	11/7/2018	(76)
S&P 500 Mini Index	10	(271,170)	285	11/14/2018	(190)
S&P 500 Mini Index	8	(216,936)	270	11/14/2018	(3,760)
S&P 500 Mini Index	9	(244,053)	268	11/7/2018	(4,563)
Total calls					$(12,924)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
S&P 500 Mini Index	8	$(216,936)	$262	11/14/2018	$(1,552)
S&P 500 Mini Index	8	(216,936)	272	11/7/2018	(3,180)
S&P 500 Mini Index	8	(216,936)	275	11/7/2018	(4,572)
S&P 500 Mini Index	9	(244,053)	273	11/14/2018	(5,031)
S&P 500 Mini Index	9	(244,053)	260	11/21/2018	(1,899)
S&P 500 Mini Index	9	(244,053)	263	11/7/2018	(1,121)
Total puts					$(17,355)
Total options written (premium received $33,600)					$(30,279)

For the year ended October 31, 2018, the Fund had an average market value of $918 in options purchased and $(15,687) in options written. At October 31, 2018, the Fund had securities pledged in the amount of $814,762 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(c)	Total
Investments:
Common Stocks
Australia	$20	$75	$—	$95
Hong Kong	—	56	—	56
Japan	—	291	—	291
Singapore	—	13	—	13
United Kingdom	146	20	—	166
Other Common Stocks(a)	4,340	—	—	4,340
Total Common Stocks	4,506	455	—	4,961
U.S. Treasury Obligations	—	1,387	—	1,387
U.S. Government Agency Securities	—	99	—	99
Mortgage-Backed Securities(a)	—	1,770	—	1,770
Corporate Bonds(a)	—	1,209	—	1,209
Asset-Backed Securities	—	119	—	119
Exchange-Traded Funds	459	—	—	459
Investment Companies	—	10,115	—	10,115
Options Purchased(b)(d)	2	—	—	2
Short-Term Investments	—	182	—	182
Total Investments	$4,967	$15,336	$—	$20,303

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

(b)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

(c)  The reconciliation between beginning and ending balances of investments in which unobservable inputs (Level 3) were used is not presented as all values rounded to less than $1,000.

(d)  As of the year ended October 31, 2018, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Futures(a)
Assets	$93	$—	$—	$93
Liabilities	(135)	—	—	(135)
Forward Contracts(a)
Assets	—	266	—	266
Liabilities	—	(261)	—	(261)
Swaps
Assets	—	41	—	41
Liabilities	—	(45)	—	(45)
Options Written(c)
Liabilities	(30)	—	—	(30)
Total	$(72)	$1	$—	$(71)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

(b)  The reconciliation between beginning and ending balances of investments in which unobservable inputs (Level 3) were used is not presented as all values rounded to less than $1,000.

(c)  As of the year ended October 31, 2018, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

See Notes to Financial Statements

Schedule of Investments Hedged Option Premium Strategy Fund
October 31, 2018

PRINCIPAL AMOUNT	VALUE
(000's omitted)	(000's omitted)
U.S. Treasury Obligations 101.6%
	U.S. Treasury Notes
$600	1.25%, due 12/15/18	$599	(a)
700	1.00%, due 3/15/19	697
4,000	0.88%, due 6/15/19—9/15/19	3,949
3,100	1.38%, due 12/15/19—9/15/20	3,036
2,500	1.63%, due 3/15/20—6/30/20	2,456	(b)
1,400	1.50%, due 6/15/20	1,370
2,200	1.88%, due 12/15/20	2,155	(b)
Total U.S. Treasury Obligations (Cost $14,438)		14,262
Total Options Purchased(c) 0.2% (Cost $37)		24
NUMBER OF SHARES
Short-Term Investments 0.7%
Investment Companies 0.7%
96,081	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.09%(d)	96	(a)
	(Cost $96)
	Total Investments 102.5% (Cost $14,571)	14,382
	Liabilities Less Other Assets (2.5)%	(354	)(e)
	Net Assets 100.0%	$14,028

(a)  All or a portion of this security is segregated in connection with obligations for options written with a total value of approximately $695,000.

(b)  All or a portion of the security is pledged as collateral for options written.

(c)  See "Purchased option contracts" under Derivative Instruments.

(d)  Represents 7-day effective yield as of October 31, 2018.

(e)  Includes the impact of the Fund's open positions in derivatives at October 31, 2018.

See Notes to Financial Statements

Schedule of Investments Hedged Option Premium Strategy Fund
(cont'd)

Derivative Instruments

Purchased option contracts ("options purchased")

At October 31, 2018, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
Russell 2000 Index	1	$151,141	$1,690	11/2/2018	$—	(a)(b)
Russell 2000 Index	1	151,141	1,700	11/2/2018	—	(a)(b)
Russell 2000 Index	2	302,283	1,800	11/2/2018	—	(a)(b)
Russell 2000 Index	1	151,141	1,640	11/9/2018	32
Russell 2000 Index	2	302,283	1,690	11/9/2018	—	(a)(b)
Russell 2000 Index	1	151,141	1,700	11/9/2018	10
Russell 2000 Index	1	151,141	1,640	11/16/2018	85
Russell 2000 Index	2	302,283	1,700	11/16/2018	30
Russell 2000 Index	2	302,283	1,640	11/23/2018	320
S&P 500 Index	4	1,084,696	2,960	11/7/2018	40
S&P 500 Index	5	1,355,870	3,075	11/7/2018	—	(a)(b)
S&P 500 Index	5	1,355,870	3,100	11/7/2018	—	(a)(b)
S&P 500 Index	5	1,355,870	2,960	11/14/2018	225
S&P 500 Index	5	1,355,870	3,010	11/14/2018	175
S&P 500 Index	5	1,355,870	3,075	11/14/2018	—	(a)(b)
S&P 500 Index	5	1,355,870	2,950	11/21/2018	263
S&P 500 Index	5	1,355,870	3,000	11/21/2018	225
S&P 500 Index	5	1,355,870	3,000	11/28/2018	250
Total calls					$1,655
Puts
Index
Russell 2000 Index	1	$151,141	$1,380	11/2/2018	$22
Russell 2000 Index	1	151,141	1,390	11/2/2018	27
Russell 2000 Index	2	302,283	1,470	11/2/2018	660
Russell 2000 Index	1	151,141	1,340	11/9/2018	128
Russell 2000 Index	2	302,283	1,380	11/9/2018	505
Russell 2000 Index	1	151,141	1,390	11/9/2018	308
Russell 2000 Index	1	151,141	1,340	11/16/2018	258
Russell 2000 Index	2	302,283	1,390	11/16/2018	1,090
Russell 2000 Index	2	302,283	1,340	11/23/2018	820
S&P 500 Index	4	1,084,696	2,420	11/7/2018	410
S&P 500 Index	6	1,627,044	2,520	11/7/2018	1,635
S&P 500 Index	4	1,084,696	2,525	11/7/2018	1,170

See Notes to Financial Statements

Schedule of Investments Hedged Option Premium Strategy Fund
(cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
S&P 500 Index	5	1,355,870	$2,420	11/14/2018	$1,375
S&P 500 Index	4	1,084,696	2,460	11/14/2018	1,540
S&P 500 Index	5	1,355,870	2,520	11/14/2018	3,350
S&P 500 Index	5	1,355,870	2,425	11/21/2018	2,350
S&P 500 Index	5	1,355,870	2,460	11/21/2018	3,050
S&P 500 Index	5	1,355,870	2,460	11/28/2018	3,975
Total puts					$22,673
Total options purchased (cost $36,993)					$24,328

(a)  Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees.

(b)  Value determined using significant unobservable inputs.

Written option contracts ("options written")

At October 31, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
Russell 2000 Index	2	$(302,283)	$1,560	11/2/2018	$(135)
Russell 2000 Index	2	(302,283)	1,665	11/2/2018	—	(a)(b)
Russell 2000 Index	1	(151,141)	1,505	11/9/2018	(3,025)
Russell 2000 Index	3	(453,424)	1,565	11/9/2018	(1,770)
Russell 2000 Index	1	(151,141)	1,515	11/16/2018	(2,960)
Russell 2000 Index	2	(302,283)	1,575	11/16/2018	(1,470)
Russell 2000 Index	2	(302,283)	1,520	11/23/2018	(6,320)
S&P 500 Index	4	(1,084,696)	2,715	11/7/2018	(12,420)
S&P 500 Index	5	(1,355,870)	2,845	11/7/2018	(275)
S&P 500 Index	5	(1,355,870)	2,875	11/7/2018	(175)
S&P 500 Index	5	(1,355,870)	2,730	11/14/2018	(16,375)
S&P 500 Index	5	(1,355,870)	2,765	11/14/2018	(8,650)
S&P 500 Index	5	(1,355,870)	2,860	11/14/2018	(763)
S&P 500 Index	5	(1,355,870)	2,745	11/21/2018	(15,650)
S&P 500 Index	5	(1,355,870)	2,775	11/21/2018	(9,600)
S&P 500 Index	5	(1,355,870)	2,790	11/28/2018	(8,825)
Total calls					$(88,413)

See Notes to Financial Statements

Schedule of Investments Hedged Option Premium Strategy Fund
(cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Index
Puts
Russell 2000 Index	1	$(151,141)	$1,510	11/2/2018	$(1,380)
Russell 2000 Index	1	(151,141)	1,530	11/2/2018	(2,520)
Russell 2000 Index	2	(302,283)	1,600	11/2/2018	(17,940)
Russell 2000 Index	1	(151,141)	1,475	11/9/2018	(1,495)
Russell 2000 Index	2	(302,283)	1,505	11/9/2018	(4,990)
Russell 2000 Index	1	(151,141)	1,520	11/9/2018	(3,170)
Russell 2000 Index	1	(151,141)	1,470	11/16/2018	(1,865)
Russell 2000 Index	2	(302,283)	1,515	11/16/2018	(6,930)
Russell 2000 Index	2	(302,283)	1,460	11/23/2018	(4,010)
S&P 500 Index	4	(1,084,696)	2,665	11/7/2018	(7,300)
S&P 500 Index	6	(1,627,044)	2,760	11/7/2018	(35,850)
S&P 500 Index	4	(1,084,696)	2,765	11/7/2018	(25,300)
S&P 500 Index	5	(1,355,870)	2,650	11/14/2018	(12,200)
S&P 500 Index	4	(1,084,696)	2,710	11/14/2018	(17,440)
S&P 500 Index	5	(1,355,870)	2,745	11/14/2018	(30,225)
S&P 500 Index	5	(1,355,870)	2,635	11/21/2018	(13,300)
S&P 500 Index	5	(1,355,870)	2,695	11/21/2018	(22,075)
S&P 500 Index	5	(1,355,870)	2,680	11/28/2018	(21,375)
Total puts					$(229,365)
Total options written (premium received $327,362)					$(317,778)

(a)  Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees.

(b)  Value determined using significant unobservable inputs.

For the year ended October 31, 2018, the Fund had an average market value of $8,921 in options purchased and $(148,996) in options written. At October 31, 2018, the Fund had securities pledged in the amount of $2,352,902 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
U.S. Treasury Obligations	$—	$14,262	$—	$14,262
Options Purchased(a)	24	—	—	24
Short-Term Investments	—	96	—	96
Total Investments	$24	$14,358	$—	$14,382

(a)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Hedged Option Premium Strategy Fund
(cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/01/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2018
Investments in Securities: (000's omitted)
Options Purchased(c)
Index	$—	$—	$(1)	$—	$1	$—	$—	$—	$—	$(1)
Total	$—	$—	$(1)	$—	$1	$—	$—	$—	$—	$(1)

(c)  As of the year ended October 31, 2018, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Options Written
Liabilities	$(318)	$—	$—	$(318)
Total	$(318)	$—	$—	$(318)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/01/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2018
Other Financial Instruments: (000's omitted)
Options Written(c)
Index	$—	$—	$—	$3	$—	$(3)	$—	$—	$—	$3
Total	$—	$—	$—	$3	$—	$(3)	$—	$—	$—	$3

(c)  As of the year ended October 31, 2018, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

See Notes to Financial Statements

Schedule of Investments Long Short Fund October 31, 2018

	Number of Shares	Value (000's omitted)
Long Positions 97.9%
Common Stocks 79.4%
Aerospace & Defense 3.0%
General Dynamics Corp.	386,000	$66,616	(a)
Raytheon Co.	137,000	23,980
		90,596
Airlines 1.3%
Delta Air Lines, Inc.	700,000	38,311
Banks 3.1%
Comerica, Inc.	373,900	30,495
JPMorgan Chase & Co.	581,000	63,341
		93,836
Biotechnology 1.1%
Gilead Sciences, Inc.	470,000	32,045
Capital Markets 5.3%
BlackRock, Inc.	118,987	48,954
Brookfield Asset Management, Inc. Class A	1,020,898	41,601
CME Group, Inc.	220,900	40,478
Goldman Sachs Group, Inc.	129,100	29,095
		160,128
Chemicals 1.3%
Ashland Global Holdings, Inc.	521,500	38,581
Commercial Services 0.7%
LegalZoom.com, Inc.	2,158,660	22,623	*(b)(c)(l)
Construction & Engineering 0.5%
Valmont Industries, Inc.	132,900	16,521
Diversified Financial Services 1.2%
CF Corp. Class A	465,000	3,674	*
	Number of Shares	Value (000's omitted)
FGL Holdings	4,324,966	$34,167	*
		37,841
Electric Utilities 1.1%
NextEra Energy, Inc.	189,900	32,758
Electrical Equipment 1.6%
Eaton Corp. PLC	674,000	48,306
Electronic Equipment, Instruments & Components 2.2%
Amphenol Corp. Class A	240,000	21,480
CDW Corp.	505,200	45,473
		66,953
Energy Equipment & Services 1.2%
Cactus, Inc. Class A	476,579	15,947	*
Schlumberger Ltd.	420,000	21,550
		37,497
Entertainment 3.5%
Activision Blizzard, Inc.	511,900	35,347
Spotify Technology SA	270,800	40,536	*
Twenty-First Century Fox, Inc. Class B	676,000	30,541
		106,424
Food & Staples Retailing 2.2%
Costco Wholesale Corp.	94,000	21,491
Sprouts Farmers Market, Inc.	707,400	19,022	*
Walmart, Inc.	250,700	25,140
		65,653
Food Products 3.8%
Conagra Brands, Inc.	2,060,000	73,336
Hain Celestial Group, Inc.	1,708,700	42,513	*
		115,849
Health Care Equipment & Supplies 1.0%
DENTSPLY SIRONA, Inc.	869,100	30,097
	Number of Shares	Value (000's omitted)
Health Care Providers & Services 2.9%
CVS Health Corp.	608,900	$44,078
DaVita, Inc.	125,000	8,417	*
UnitedHealth Group, Inc.	130,800	34,185
		86,680
Holding Companies—Diversified 0.3%
Collier Creek Holdings	988,100	10,049	*
Hotels, Restaurants & Leisure 3.0%
Marriott International, Inc. Class A	96,500	11,280
McDonald's Corp.	313,700	55,493
MGM Resorts International	430,400	11,483
Papa John's International, Inc.	261,000	14,235	(d)
		92,491
Interactive Media & Services 4.3%
Alphabet, Inc. Class A	59,000	64,344	*
Alphabet, Inc. Class C	10,353	11,148	*
Facebook, Inc. Class A	353,000	53,582	*(a)
		129,074
Internet & Direct Marketing Retail 4.1%
Amazon.com, Inc.	23,900	38,193	*
Booking Holdings, Inc.	28,900	54,175	*
eBay, Inc.	371,500	10,785	*
Expedia Group, Inc.	157,500	19,755
		122,908
IT Services 4.6%
PayPal Holdings, Inc.	328,600	27,665	*
Visa, Inc. Class A	579,400	79,870
WEX, Inc.	180,800	31,814	*
		139,349
Life Sciences Tools & Services 0.5%
Mettler-Toledo International, Inc.	26,800	14,655	*

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

	Number of Shares	Value (000's omitted)
Machinery 0.6%
Gates Industrial Corp. PLC	1,298,000	$19,535	*
Multi-Utilities 1.9%
Brookfield Infrastructure Partners LP	1,026,200	38,298
Sempra Energy	104,100	11,463
WEC Energy Group, Inc.	110,000	7,524
		57,285
Oil, Gas & Consumable Fuels 2.8%
Cheniere Energy, Inc.	228,700	13,816	*
Enbridge, Inc.	2,250,000	69,997	(d)
		83,813
Professional Services 4.2%
Equifax, Inc.	418,000	42,402
IHS Markit Ltd.	1,326,500	69,681	*
Verisk Analytics, Inc.	130,300	15,615	*
		127,698
Road & Rail 1.8%
CSX Corp.	620,000	42,693
Norfolk Southern Corp.	77,000	12,923
		55,616
Semiconductors & Semiconductor Equipment 0.5%
ASML Holding NV	85,500	14,737
Software 1.4%
Microsoft Corp.	400,000	42,724
Specialty Retail 5.3%
Asbury Automotive Group, Inc.	150,000	9,765	*
Home Depot, Inc.	263,300	46,309
Hudson Ltd. Class A	1,464,700	30,964	*
Lowe's Cos., Inc.	310,000	29,518
Party City Holdco, Inc.	2,396,702	25,093	*(d)
Tractor Supply Co.	212,000	19,481
		161,130
	Number of Shares	Value (000's omitted)
Technology Hardware, Storage & Peripherals 1.5%
Apple, Inc.	210,000	$45,961
Textiles, Apparel & Luxury Goods 2.2%
PVH Corp.	555,000	67,038
Tobacco 0.5%
Philip Morris International, Inc.	163,700	14,417
Trading Companies & Distributors 2.4%
HD Supply Holdings, Inc.	1,213,500	45,591	*
Univar, Inc.	1,048,100	25,804	*
		71,395
Water Utilities 0.5%
American Water Works Co., Inc.	180,000	15,935
Total Common Stocks (Cost $2,053,307)		2,406,509
Preferred Stocks 0.9%
Health Care 0.5%
Moderna, Inc. Ser. F	1,315,490	13,234	*(b)(c)(l)
Moderna, Inc. Ser. G	175,905	1,769	*(b)(c)(l)
		15,003
Multi-Utilities 0.4%
Sempra Energy, Ser. B, 6.75%	125,650	12,527
Total Preferred Stocks (Cost $26,063)		27,530
	Principal Amount (000's omitted)
Corporate Bonds 5.3%
Commercial Services 1.3%
APX Group, Inc., 8.75%, due 12/1/20	$19,112	18,634
IHS Markit Ltd., 4.00%, due 3/1/26	21,540	20,272	(e)
		38,906
	Principal Amount (000's omitted)	Value (000's omitted)
Gas 0.8%
Rockpoint Gas Storage Canada Ltd., 7.00%, due 3/31/23	$23,870	$23,751	(e)
Real Estate 0.4%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, due 11/15/25	12,422	12,306	(e)
Retail 2.2%
Party City Holdings, Inc., 6.63%, due 8/1/26	7,080	6,885	(d)(e)
PetSmart, Inc.
due 6/1/25 5.88%,	46,379	36,292	(e)
due 6/1/25 8.88%,	34,299	23,752	(d)(e)
		66,929
Semiconductors 0.3%
MagnaChip Semiconductor SA, 6.63%, due 7/15/21	11,252	10,577
Software 0.3%
Project Homestake Merger Corp., 8.88%, due 3/1/23	9,360	8,588	(d)(e)
Total Corporate Bonds (Cost $164,945)		161,057
Convertible Bonds 0.2%
Semiconductor 0.2%
MagnaChip Semiconductor Corp., 5.00%, due 3/1/21 (Cost $4,823)	4,020	4,890

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

	Number of Shares	Value (000's omitted)
Master Limited Partnerships 1.4%
Capital Markets 1.4%
Ares Management LP	853,200	$16,731
Blackstone Group LP	801,300	25,930
Total Master Limited Partnerships (Cost $47,818)		42,661
Total Options Purchased(i) 0.2% (Cost $9,385)		6,723
Short-Term Investments 10.5%
Investment Companies 10.5%
State Street Institutional U.S. Government Money Market Fund Premier Class, 2.09%(f)	244,426,840	244,427	(g)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.18%(f)	73,894,629	73,895	(h)
Total Short-Term Investments (Cost $318,322)		318,322
Total Long Positions (97.7)% (Cost $2,624,663)		2,967,692
Short Positions ((14.4)%)(j)
Common Stocks Sold Short (12.4)%
Automobiles (0.4)%
Harley- Davidson, Inc.	(117,356)	(4,485)
Tesla, Inc.	(24,800)	(8,366	)*
		(12,851)
	Number of Shares	Value (000's omitted)
Banks (0.2)%
BankUnited, Inc.	(145,500)	$(4,816)
Beverages (0.2)%
National Beverage Corp.	(62,600)	(5,787)*
Capital Markets (1.2)%
FactSet Research Systems, Inc.	(52,500)	(11,748)
Federated Investors, Inc. Class B	(631,100)	(15,569)
Focus Financial Partners, Inc. Class A	(224,000)	(8,557)*
Greenhill & Co., Inc.	(92,200)	(2,033)
		(37,907)
Commercial Services & Supplies (0.4)%
Ritchie Bros Auctioneers, Inc.	(372,000)	(12,503)
Containers & Packaging (0.4)%
Aptar Group, Inc.	(108,900)	(11,104)
Diversified Telecommunication Services (0.3)%
CenturyLink, Inc.	(400,000)	(8,256)
Electric Utilities (0.4)%
Southern Co.	(260,600)	(11,735)
Energy Equipment & Services (0.3)%
Core Laboratories NV	(86,100)	(7,339)
Covia Holdings Corp.	(284,164)	(1,643)*
		(8,982)
Equity Real Estate Investment Trusts (0.9)%
Lamar Advertising Co. Class A	(154,000)	(11,291)
Realty Income Corp.	(277,300)	(16,713)
		(28,004)
	Number of Shares	Value (000's omitted)
Food & Staples Retailing (0.6)%
BJ's Wholesale Club Holdings, Inc.	(503,000)	$(11,141)*
United Natural Foods, Inc.	(320,000)	(6,954)*
		(18,095)
Food Products (1.1)%
General Mills, Inc.	(390,700)	(17,113)
Kellogg Co.	(118,500)	(7,759)
McCormick & Co., Inc.	(53,100)	(7,646)
		(32,518)
Hotels, Restaurants & Leisure (0.8)%
BJ's Restaurants, Inc.	(61,000)	(3,732)
Darden Restaurants, Inc.	(81,000)	(8,631)
Dine Brands Global, Inc.	(100,000)	(8,104)
Texas Roadhouse, Inc.	(72,000)	(4,353)
		(24,820)
Household Durables (0.3)%
PulteGroup, Inc.	(371,900)	(9,138)
IT Services (0.7)%
GreenSky, Inc. Class A	(369,800)	(4,874)*
Western Union Co.	(880,123)	(15,877)
		(20,751)
Machinery (0.6)%
Graco, Inc.	(193,000)	(7,842)
PACCAR, Inc.	(157,500)	(9,010)
		(16,852)
Media (1.0)%
Discovery, Inc. Class A	(520,000)	(16,843)*
New Media Investment Group, Inc.	(303,000)	(4,257)
Omnicom Group, Inc.	(132,100)	(9,818)
		(30,918)

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)
	Number of Shares	Value (000's omitted)
Multi-Utilities (0.4)%
Consolidated Edison, Inc.	(161,400)	$(12,266)
Multiline Retail (0.2)%
Ollie's Bargain Outlet Holdings, Inc.	(67,300)	(6,252	)*
Oil, Gas & Consumable Fuel (0.2)%
Tallgrass Energy LP	(290,000)	(6,310)
Semiconductors & Semiconductor Equipment (0.2)%
NVIDIA Corp.	(32,500)	(6,852)
Software (0.1)%
Ellie Mae, Inc.	(57,000)	(3,778	)*
Specialty Retail (1.1)%
Five Below, Inc.	(53,300)	(6,067	)*
Gap, Inc.	(113,200)	(3,090)
Sally Beauty Holdings, Inc.	(630,000)	(11,220	)*
Williams- Sonoma, Inc.	(234,400)	(13,919)
		(34,296)
Technology Hardware, Storage & Peripherals (0.2)%
Seagate Technology PLC	(180,000)	(7,241)
Textiles, Apparel & Luxury Goods (0.2)%
Ralph Lauren Corp.	(45,600)	(5,910)
Total Common Stocks Sold Short (Proceeds $(388,589))(377,942)
	Principal Amount (000's omitted)
Corporate Bonds Sold Short (1.1)%
Energy Equipment & Services (0.1)%
Hi-Crush Partners LP, 9.50%, due 8/1/26	$(4,000)	(3,180	)(e)
Media (0.2)%
CBS Radio, Inc., 7.25%, due 11/1/24	(7,000)	(6,659	)(e)
	Principal Amount (000's omitted)	Value (000's omitted)
Oil & Gas (0.1)%
Apache Corp., 4.25%, due 1/15/44	$(4,000)	$(3,371)
Retail (0.7)%
JC Penney Corp., Inc., 5.88%, due 7/1/23	(2,000)	(1,750	)(e)
JC Penney Corp., Inc., 8.63%, due 3/15/25	(2,000)	(1,320	)(e)
Bed Bath & Beyond, Inc., 3.75%, due 8/1/24	(3,000)	(2,629)
Beacon Roofing Supply, Inc., 4.88%, due 11/1/25	(5,000)	(4,531	)(e)
Sally Holdings LLC/Sally Capital, Inc., 5.63%, due 12/1/25	(10,000)	(9,387)
		(19,617)
Total Corporate Bonds Sold Short (Proceeds $(34,987))		(32,827)
	Number of Shares
Exchange-Traded Funds Sold Short (0.6)%
Vanguard REIT ETF (Proceeds $(18,027))	(231,600)	(18,139)
Master Limited Partnerships Sold Short (0.3)%
Energy Equipment & Services (0.3)%
Hi-Crush Partners LP (Proceeds $(15,973))	(1,281,200)	(9,647)
Total Short Positions (Proceeds $(457,576))		(438,555)
Total Investments 83.5% (Cost $2,167,087)		2,529,137
Other Assets Less Liabilities 16.5%		501,583	(k)
Net Assets 100.0%		$3,030,720

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  Value determined using significant unobservable inputs.

(c)  Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2018 amounted to approximately $37,626,000, which represents 1.2% of net assets of the Fund.

(d)  The security or a portion of this security is on loan at October 31, 2018. Total value of all such securities at October 31, 2018 amounted to approximately $73,230,000 for the Fund. (see Note A of the Notes to Financial Statements).

(e)  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to approximately $131,846,000 of long positions and $(17,440,000) of short positions, which represents 4.4% and (0.6)%, respectively, of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(f)  Represents 7-day effective yield as of October 31, 2018.

(g)  All or a portion of this security is segregated in connection with obligations for securities sold short, options written, swaps and/or futures with a total value of approximately $244,427,000.

(h)  Represents investment of cash collateral received from securities lending.

(i)  See "Purchased option contracts" under Derivative Instruments.

(j)  At October 31, 2018 the Fund had approximately $615,878,000 deposited, in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

(k)  Includes the impact of the Fund's open positions in derivatives at October 31, 2018.

(l)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale.

At October 31, 2018, these securities amounted to approximately $37,626,000, which represents 1.2% of net assets of the Fund.

Restricted Security (000's omitted)	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 10/31/2018	Fair Value Percentage of Net Assets as of 10/31/2018
LegalZoom.com, Inc.	8/21/2018	$22,623	0.6%	$22,623	0.7%
Moderna Therapeutics (Ser. F Preferred Shares)	8/10/2016	11,550	0.5%	13,234	0.4%
Moderna Therapeutics (Ser. G Preferred Shares)	1/30/2018	1,769	0.1%	1,769	0.1%
Total		$35,942	1.2%	$37,626	1.2%

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2018, open positions in futures for the Fund were as follows:

Short Futures

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2018	722	NASDAQ 100 E-Mini Index	$(100,726,220)	$5,429,041
12/2018	563	Russell 2000 Mini Index	(42,559,971)	3,987,980
12/2018	2,100	S&P 500 E-Mini Index	(284,665,500)	21,404,236
12/2018	50	U.S. Treasury Long Bond	(6,906,250)	174,220
Total Futures			$(434,857,941)	$30,995,477

For the year ended October 31, 2018, the average notional value of futures for the Fund was $(432,880,426) for short positions.

Total return basket swap contracts ("total return basket swaps")

At October 31, 2018, the Fund had outstanding total return basket swaps(a) as follows:

Over-the-counter total return basket swaps — Short

Counterparty	Description	Maturity Date(s)	Value
JPMorgan Chase Bank N.A.	The Fund pays the total return on a portfolio of short positions, and receives a specified LIBOR rate plus or minus a spread*.
The receipts may be denominated in various foreign
currencies based on the local currencies of the positions
	within the swaps.
		5/4/2020	$(423,870)

(a)  The following table represents required component disclosures associated with the total return basket swaps with JPMorgan Chase Bank N.A. as of October 31, 2018.

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
Short Positions
JPNBGCND(b)
Amazon.com Inc.	(4,131)	$(5,998,820)	$(75,426)	17.8%
Home Depot Inc./The	(9,040)	(1,444,820)	(18,166)	4.3%
Toyota Motor Corp.	(26,019)	(1,383,485)	(17,395)	4.1%
McDonald's Corp.	(7,888)	(1,267,966)	(15,943)	3.8%
NIKE Inc.	(13,556)	(924,360)	(11,622)	2.7%
Booking Holdings Inc.	(507)	(863,238)	(10,854)	2.6%
LVMH Moet Hennessy Louis Vuitton SE	(2,964)	(818,590)	(10,292)	2.4%
Lowe's Cos. Inc.	(8,626)	(746,369)	(9,384)	2.2%

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
Short Positions
JPNBGCND(b)
Starbucks Corp.	(13,660)	$(723,335)	$(9,095)	2.2%
TJX Cos. Inc./The	(7,088)	(707,761)	(8,899)	2.1%
Sony Corp.	(13,987)	(690,311)	(8,680)	2.1%
Daimler AG	(12,017)	(646,473)	(8,128)	1.9%
General Motors Co.	(15,535)	(516,524)	(6,494)	1.5%
Honda Motor Co. Ltd.	(19,536)	(508,946)	(6,399)	1.5%
Compass Group PLC	(25,629)	(457,439)	(5,752)	1.4%
Cie Financiere Richemont SA	(6,566)	(435,712)	(5,478)	1.3%
Ross Stores Inc.	(4,831)	(434,613)	(5,465)	1.3%
adidas AG	(2,031)	(433,922)	(5,456)	1.3%
Target Corp.	(5,646)	(429,041)	(5,394)	1.3%
Ford Motor Co.	(47,257)	(410,112)	(5,156)	1.2%
Bayerische Motoren Werke AG	(4,915)	(384,929)	(4,840)	1.1%
Volkswagen AG	(2,502)	(382,471)	(4,809)	1.1%
Kering SA	(926)	(374,510)	(4,709)	1.1%
Industria de Diseno Textil SA	(13,897)	(355,934)	(4,475)	1.1%
Marriott International Inc./MD	(3,278)	(348,182)	(4,378)	1.0%
Yum! Brands Inc.	(4,156)	(341,421)	(4,293)	1.0%
Panasonic Corp.	(33,522)	(336,686)	(4,233)	1.0%
Carnival Corp.	(6,502)	(331,112)	(4,163)	1.0%
Fast Retailing Co. Ltd.	(691)	(317,185)	(3,988)	0.9%
VF Corp.	(4,202)	(316,465)	(3,979)	0.9%
eBay Inc.	(11,622)	(306,583)	(3,855)	0.9%
Aptiv PLC	(4,375)	(305,311)	(3,839)	0.9%
O'Reilly Automotive Inc.	(1,002)	(292,036)	(3,672)	0.9%
Dollar General Corp.	(2,869)	(290,343)	(3,651)	0.9%
Michelin	(3,057)	(285,005)	(3,583)	0.9%
Denso Corp.	(6,647)	(269,823)	(3,393)	0.8%
Bridgestone Corp.	(7,605)	(266,721)	(3,354)	0.8%
Oriental Land Co. Ltd./Japan	(3,124)	(266,591)	(3,352)	0.8%
Subaru Corp.	(10,581)	(259,677)	(3,265)	0.8%
Hilton Worldwide Holdings Inc.	(3,804)	(246,018)	(3,093)	0.7%
Hermes International	(473)	(245,335)	(3,085)	0.7%
Suzuki Motor Corp.	(5,336)	(242,342)	(3,047)	0.7%
Magna International Inc.	(5,341)	(239,041)	(3,006)	0.7%
Continental AG	(1,574)	(236,007)	(2,967)	0.7%
AutoZone Inc.	(349)	(232,823)	(2,927)	0.7%
Swatch Group AG/The	(759)	(232,785)	(2,927)	0.7%
Royal Caribbean Cruises Ltd.	(2,294)	(218,355)	(2,745)	0.6%
Best Buy Co. Inc.	(3,359)	(214,146)	(2,693)	0.6%
Persimmon PLC	(8,009)	(212,963)	(2,678)	0.6%

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
Short Positions
JPNBGCND(b)
Dollar Tree Inc.	(2,768)	$(212,069)	$(2,666)	0.6%
Genuine Parts Co.	(2,362)	(210,152)	(2,642)	0.6%
Nissan Motor Co. Ltd.	(25,428)	(210,019)	(2,641)	0.6%
Taylor Wimpey PLC	(111,095)	(207,944)	(2,615)	0.6%
Expedia Group Inc.	(1,816)	(207,012)	(2,603)	0.6%
Whitbread PLC	(4,038)	(205,897)	(2,589)	0.6%
Toyota Industries Corp.	(4,580)	(204,302)	(2,569)	0.6%
Hennes & Mauritz AB	(12,514)	(200,599)	(2,522)	0.6%
Tiffany & Co.	(1,955)	(197,777)	(2,487)	0.6%
Sekisui House Ltd.	(14,774)	(197,377)	(2,482)	0.6%
Ulta Beauty Inc.	(781)	(194,788)	(2,449)	0.6%
Restaurant Brands International Inc.	(3,877)	(193,103)	(2,428)	0.6%
Sumitomo Electric Industries Ltd.	(15,292)	(189,547)	(2,383)	0.6%
MGM Resorts International	(7,778)	(188,581)	(2,371)	0.6%
Lennar Corp.	(4,684)	(182,942)	(2,300)	0.5%
DR Horton Inc.	(5,585)	(182,520)	(2,295)	0.5%
Hasbro Inc.	(2,166)	(180,514)	(2,270)	0.5%
Advance Auto Parts Inc.	(1,231)	(178,721)	(2,247)	0.5%
InterContinental Hotels Group PLC	(3,707)	(176,598)	(2,220)	0.5%
CarMax Inc.	(2,770)	(170,929)	(2,149)	0.5%
Chipotle Mexican Grill Inc.	(403)	(168,506)	(2,119)	0.5%
Macy's Inc.	(5,226)	(162,855)	(2,048)	0.5%
Canadian Tire Corp Ltd	(1,589)	(162,615)	(2,045)	0.5%
Fiat Chrysler Automobiles NV	(11,545)	(158,528)	(1,993)	0.5%
Bandai Namco Holdings Inc.	(4,816)	(155,431)	(1,954)	0.5%
Ralph Lauren Corp.	(1,302)	(153,294)	(1,927)	0.5%
LKQ Corp.	(5,718)	(141,706)	(1,782)	0.4%
Nokian Renkaat OYJ	(4,832)	(139,405)	(1,753)	0.4%
Next PLC	(2,214)	(133,512)	(1,679)	0.4%
L Brands Inc.	(4,396)	(129,508)	(1,628)	0.4%
Newell Brands Inc.	(8,473)	(122,263)	(1,537)	0.4%
		$(33,711,651)	$(423,870)
Accrued Net Interest Receivable/(Payable)			—
Total Return Basket Swaps, at Value			$(423,870)

(b)  Fund receives 3-month LIBOR minus 0.65% (effective rate at 10/31/2018 was 1.89%). Payment frequency-quarterly. Fund pays return on reference entity. Payment frequency-upon termination.

*  Benchmark Floating Rates

  LIBOR - London Interbank Offered Rate

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

Total return swap contracts ("total return swaps")

At October 31, 2018, the Fund had outstanding over-the-counter total return swaps as follows:

Over-the-counter total return swaps — Short

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable-Rate(j)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Citibank, N.A.	Dow Jones Industrial Average Index	$(12,596,650)	5/15/2019	2.09	%(a)	$(590,084)	$12,984	$(577,100)
Goldman Sachs International	iShares S&P 500 Value ETF	(33,741,477)	11/29/2019	2.62	%(b)	(529,937)	42,474	(487,463	)(k)
Goldman Sachs International	Russell Mid-Cap Index	(33,267,101)	1/28/2019	1.73	%(c)	(2,298,197)	29,047	(2,269,150)
Citibank, N.A.	S&P 500 Growth Index	(104,358,388)	5/13/2019	2.09	%(a)	1,520,856	86,112	1,606,968	(l)
Citibank, N.A.	S&P 500 Growth Index	(35,562,290)	5/13/2019	2.09	%(a)	518,263	29,344	547,607	(m)
Citibank, N.A.	S&P 500 Growth Index	(12,489,138)	5/13/2019	2.09	%(a)	182,009	10,305	192,314
Citibank, N.A.	SPDR S&P Retail ETF	(19,423,800)	1/22/2019	0.88	%(d)	166,050	6,612	172,662
Citibank, N.A.	Tallgrass Energy Partners LP	(7,394,828)	8/8/2019	(0.21	)%(e)	(983,510)	(872)	(984,382)
Citibank, N.A.	Trupanion, Inc.	(1,302,358)	3/9/2020	(2.72	)%(f)	196,499	(1,421)	195,078
Citibank, N.A.	Trupanion, Inc.	(1,995,132)	3/9/2020	(2.07	)%(g)	427,540	(2,754)	424,786
Citibank, N.A.	Trupanion, Inc.	(935,468)	3/9/2020	(3.72	)%(h)	215,096	(1,266)	213,830
Citibank, N.A.	Trupanion, Inc.	(1,239,240)	3/9/2020	(3.72	)%(h)	240,720	(1,754)	238,966
Citibank, N.A.	Trupanion, Inc.	(1,496,971)	3/9/2020	(3.72	)%(h)	324,838	(2,059)	322,779
Citibank, N.A.	Trupanion, Inc.	(1,909,888)	3/9/2020	(3.72	)%(h)	402,280	(2,649)	399,631
Citibank, N.A.	Trupanion, Inc.	(1,486,487)	3/9/2020	(3.72	)%(h)	327,920	(2,035)	325,885
Citibank, N.A.	Trupanion, Inc.	(385,647)	3/9/2020	(3.72	)%(h)	89,014	(1,663)	87,351
Citibank, N.A.	Trupanion, Inc.	(1,298,637)	3/9/2020	(3.72	)%(h)	282,982	(1,785)	281,197
Citibank, N.A.	Utilities Select Sector SPDR Fund	(23,192,670)	9/19/2019	0.53	%(i)	(215,330)	5,853	(209,477)
Total						$277,009	$204,473	$481,482

(a)  Fund receives 3-month USD LIBOR minus 0.35%. Payment frequency—quarterly. Fund pays return on reference entity. Payment frequency—quarterly.

(b)  Fund receives 1-month USD LIBOR plus 0.35%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(c)  Fund receives 1-month USD LIBOR minus 0.55%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(d)  Fund receives 1-month USD LIBOR minus 1.40%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—monthly.

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

(e)  Fund receives 1-month USD LIBOR minus 2.50%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(f)  Fund receives 1-month USD LIBOR minus 5.00%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(g)  Fund receives 1-month USD LIBOR minus 4.35%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(h)  Fund receives 1-month USD LIBOR minus 6.00%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(i)  Fund receives 1-month USD LIBOR minus 1.75%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

  LIBOR = London Interbank Offered Rate

(j)   Effective rate at October 31, 2018.

(k)   The following table represents required component disclosures associated with the S&P 500 Value Index swap as of October 31, 2018:

Description	Index Shares	Component Weighting	Fund Value
Berkshire Hathaway Inc. Class B	(251)	3.8%	$(18,569)
JPMorgan Chase & Co.	(230)	3.5%	(17,002)
Exxon Mobil Corporation	(211)	3.2%	(15,654)
Verizon Communications Inc.	(148)	2.2%	(10,946)
Wells Fargo & Company	(145)	2.2%	(10,706)
AT&T Inc.	(140)	2.1%	(10,338)
Chevron Corporation	(134)	2.0%	(9,927)
Johnson & Johnson	(108)	1.6%	(8,016)
Citigroup Inc.	(103)	1.6%	(7,644)
Walmart Inc.	(90)	1.4%	(6,678)
Procter & Gamble Company	(87)	1.3%	(6,453)
Pfizer Inc.	(85)	1.3%	(6,325)
Bank of America Corp	(83)	1.3%	(6,164)
DowDuPont Inc.	(78)	1.2%	(5,773)
Merck & Co., Inc.	(77)	1.2%	(5,723)
Cisco Systems, Inc.	(71)	1.1%	(5,240)
International Business Machines Corporation	(66)	1.0%	(4,889)
Coca-Cola Company	(63)	1.0%	(4,677)
Costco Wholesale Corporation	(63)	1.0%	(4,652)
United Technologies Corporation	(59)	0.9%	(4,335)
Intel Corporation	(58)	0.9%	(4,313)
Walt Disney Company	(57)	0.9%	(4,200)
General Electric Company	(55)	0.8%	(4,073)
Comcast Corporation Class A	(55)	0.8%	(4,046)
ConocoPhillips	(51)	0.8%	(3,769)
PepsiCo, Inc.	(51)	0.8%	(3,761)
U.S. Bancorp	(50)	0.8%	(3,714)
Goldman Sachs Group, Inc.	(50)	0.8%	(3,672)

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

Description	Index Shares	Component Weighting	Fund Value
CVS Health Corporation	(46)	0.7%	$(3,420)
Schlumberger NV	(44)	0.7%	(3,295)
Medtronic plc	(43)	0.7%	(3,208)
Philip Morris International Inc.	(43)	0.7%	(3,176)
Oracle Corporation	(42)	0.6%	(3,139)
Walgreens Boots Alliance Inc.	(42)	0.6%	(3,122)
Mondelez International, Inc. Class A	(39)	0.6%	(2,857)
Danaher Corporation	(38)	0.6%	(2,840)
Morgan Stanley	(38)	0.6%	(2,809)
PNC Financial Services Group, Inc.	(37)	0.6%	(2,768)
Duke Energy Corporation	(37)	0.6%	(2,731)
Chubb Limited	(36)	0.6%	(2,685)
QUALCOMM Incorporated	(36)	0.5%	(2,668)
Express Scripts Holding Company	(34)	0.5%	(2,530)
Altria Group Inc.	(34)	0.5%	(2,503)
Union Pacific Corporation	(33)	0.5%	(2,408)
Occidental Petroleum Corporation	(32)	0.5%	(2,380)
Amgen Inc.	(32)	0.5%	(2,374)
Allergan plc	(32)	0.5%	(2,339)
General Motors Company	(30)	0.5%	(2,228)
Twenty-First Century Fox, Inc. Class A	(30)	0.5%	(2,226)
Marathon Petroleum Corporation	(30)	0.4%	(2,192)

(l)   The following table represents required component disclosures associated with the S&P 500 Growth Index swap as of October 31, 2018:

Description	Index Shares	Component Weighting	Fund Value
Apple Inc.	(2,258)	8.1%	$129,920
Microsoft Corporation	(1,842)	6.6%	105,962
Amazon.com, Inc.	(1,472)	5.3%	84,702
Facebook, Inc. Class A	(823)	2.9%	47,360
Alphabet Inc. Class C	(746)	2.7%	42,892
Alphabet Inc. Class A	(733)	2.6%	42,174
UnitedHealth Group Incorporated	(566)	2.0%	32,543
Visa Inc. Class A	(551)	2.0%	31,685
Johnson & Johnson	(456)	1.6%	26,237
Home Depot, Inc.	(453)	1.6%	26,034
Boeing Company	(426)	1.5%	24,529
Mastercard Incorporated Class A	(406)	1.5%	23,330
McDonald's Corporation	(309)	1.1%	17,755
Netflix, Inc.	(296)	1.1%	17,001
NVIDIA Corporation	(288)	1.0%	16,584
Intel Corporation	(277)	1.0%	15,941
Bank of America Corp	(276)	1.0%	15,863
Abbott Laboratories	(272)	1.0%	15,647
Adobe Inc.	(271)	1.0%	15,569
AbbVie, Inc.	(265)	0.9%	15,251

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

Description	Index Shares	Component Weighting	Fund Value
Pfizer Inc.	(261)	0.9%	$15,022
3M Company	(251)	0.9%	14,439
salesforce.com, inc.	(234)	0.8%	13,435
PayPal Holdings Inc.	(224)	0.8%	12,893
Broadcom Inc.	(217)	0.8%	12,481
Cisco Systems, Inc.	(216)	0.8%	12,446
Texas Instruments Incorporated	(203)	0.7%	11,676
Booking Holdings Inc.	(200)	0.7%	11,513
Comcast Corporation Class A	(196)	0.7%	11,281
Coca-Cola Company	(185)	0.7%	10,669
Procter & Gamble Company	(184)	0.7%	10,566
Walt Disney Company	(180)	0.6%	10,384
PepsiCo, Inc.	(175)	0.6%	10,076
Amgen Inc.	(166)	0.6%	9,525
Merck & Co., Inc.	(163)	0.6%	9,371
Oracle Corporation	(158)	0.6%	9,109
American Tower Corporation	(154)	0.6%	8,886
Altria Group Inc.	(154)	0.6%	8,883
Philip Morris International Inc.	(154)	0.6%	8,856
Thermo Fisher Scientific Inc.	(152)	0.5%	8,767
NIKE, Inc. Class B	(145)	0.5%	8,329
Accenture Plc Class A	(143)	0.5%	8,232
Honeywell International Inc.	(143)	0.5%	8,209
Eli Lilly and Company	(142)	0.5%	8,180
Automatic Data Processing, Inc.	(142)	0.5%	8,166
Becton, Dickinson and Company	(139)	0.5%	7,979
Intuitive Surgical, Inc.	(133)	0.5%	7,670
Gilead Sciences, Inc.	(129)	0.5%	7,433
Charter Communications, Inc. Class A	(129)	0.5%	7,400
Union Pacific Corporation	(126)	0.5%	7,274

(m)   The following table represents required component disclosures associated with the S&P 500 Growth Index swap as of October 31, 2018:

Description	Index Shares	Component Weighting	Fund Value
Apple Inc.	(679)	8.1%	$44,273
Microsoft Corporation	(554)	6.6%	36,109
Amazon.com, Inc.	(443)	5.3%	28,864
Facebook, Inc. Class A	(248)	2.9%	16,139
Alphabet Inc. Class C	(224)	2.7%	14,616
Alphabet Inc. Class A	(220)	2.6%	14,372
UnitedHealth Group Incorporated	(170)	2.0%	11,090
Visa Inc. Class A	(166)	2.0%	10,797
Johnson & Johnson	(137)	1.6%	8,941
Home Depot, Inc.	(136)	1.6%	8,872
Boeing Company	(128)	1.5%	8,359
Mastercard Incorporated Class A	(122)	1.5%	7,950

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

Description	Index Shares	Component Weighting	Fund Value
McDonald's Corporation	(93)	1.1%	$6,050
Netflix, Inc.	(89)	1.1%	5,794
NVIDIA Corporation	(87)	1.0%	5,651
Intel Corporation	(83)	1.0%	5,432
Bank of America Corp	(83)	1.0%	5,406
Abbott Laboratories	(82)	1.0%	5,332
Adobe Inc.	(81)	1.0%	5,305
AbbVie, Inc.	(80)	0.9%	5,197
Pfizer Inc.	(79)	0.9%	5,119
3M Company	(75)	0.9%	4,920
salesforce.com, inc.	(70)	0.8%	4,578
PayPal Holdings Inc.	(67)	0.8%	4,393
Broadcom Inc.	(65)	0.8%	4,253
Cisco Systems, Inc.	(65)	0.8%	4,241
Texas Instruments Incorporated	(61)	0.7%	3,979
Booking Holdings Inc.	(60)	0.7%	3,923
Comcast Corporation Class A	(59)	0.7%	3,844
Coca-Cola Company	(56)	0.7%	3,636
Procter & Gamble Company	(55)	0.7%	3,601
Walt Disney Company	(54)	0.6%	3,539
PepsiCo, Inc.	(53)	0.6%	3,434
Amgen Inc.	(50)	0.6%	3,246
Merck & Co., Inc.	(49)	0.6%	3,193
Oracle Corporation	(48)	0.6%	3,104
American Tower Corporation	(46)	0.6%	3,028
Altria Group Inc.	(46)	0.6%	3,027
Philip Morris International Inc.	(46)	0.6%	3,018
Thermo Fisher Scientific Inc.	(46)	0.5%	2,987
NIKE, Inc. Class B	(44)	0.5%	2,838
Accenture Plc Class A	(43)	0.5%	2,805
Honeywell International Inc.	(43)	0.5%	2,797
Eli Lilly and Company	(43)	0.5%	2,788
Automatic Data Processing, Inc.	(43)	0.5%	2,783
Becton, Dickinson and Company	(42)	0.5%	2,719
Intuitive Surgical, Inc.	(40)	0.5%	2,614
Gilead Sciences, Inc.	(39)	0.5%	2,533
Charter Communications, Inc. Class A	(39)	0.5%	2,522
Union Pacific Corporation	(38)	0.5%	2,479

At October 31, 2018, the Fund had cash collateral of $1,720,000 deposited in a segregated account for Goldman Sachs International and received cash collateral of $150,000 from Citibank, N.A., respectively to cover collateral requirements on over-the-counter derivatives.

For the year ended October 31, 2018, the average notional value of total return basket swaps and total return swaps for the Fund was $(285,409,120) for short positions.

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

Purchased option contracts ("options purchased")

At October 31, 2018, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Aerospace & Defense
General Dynamics Corp.	438	$7,559,004	$205	11/16/2018	$1,314
Capital Markets
BlackRock, Inc.	250	10,285,500	500	1/18/2019	31,875
Energy Equipment & Services
Hi-Crush Partners LP	5,503	4,143,759	12.5	11/16/2018	5,503
Schlumberger Ltd.	1,370	7,029,470	70	6/21/2019	36,990
					42,493
Food Products
Hain Celestial Group, Inc.	2,723	6,774,824	31	11/16/2018	—	(a)(b)
Hain Celestial Group, Inc.	1,200	2,985,600	36	11/16/2018	—	(a)(b)
Hain Celestial Group, Inc.	3,000	7,464,000	30	2/15/2019	217,500
					217,500
Index
S&P 500 Index	1,014	274,970,436	3,000	12/21/2018	141,960
Machinery
Caterpillar, Inc.	940	11,404,080	150	11/16/2018	4,230
Oil, Gas & Consumable Fuels
Tellurian, Inc.	7,308	5,846,400	12.5	4/18/2019	438,480
Professional Services
Nielsen Holdings PLC	4,570	11,872,860	30	2/15/2019	319,900
Specialty Retail
Lowe's Cos., Inc.	939	8,941,158	110	1/18/2019	87,797
Party City Holdco, Inc.	2,457	2,572,479	12.5	1/18/2019	110,565
Party City Holdco, Inc.	4,500	4,711,500	15	1/18/2019	78,750
					277,112
Total calls					$1,474,864
Puts
Energy Equipment & Services
Hi-Crush Partners LP	4,575	$3,444,975	$12.5	1/18/2019	$2,584,875
Hi-Crush Partners LP	769	579,057	15	1/18/2019	630,580
Hi-Crush Partners LP	1,988	1,496,964	12.5	3/15/2019	1,371,720
Hi-Crush Partners LP	85	64,005	15	3/15/2019	83,725
					4,670,900
Entertainment
Twenty-First Century Fox, Inc.	2,926	13,219,668	40	1/18/2019	351,120
Interactive Media & Services
Zillow Group, Inc.	1,965	7,911,090	36.5	11/9/2018	225,975
Total puts					$5,247,995
Total options purchased (Cost $9,385,184)					$6,722,859

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

(a)  Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees.

(b)  Value determined using significant unobservable inputs.

Written option contracts ("options written")

At October 31, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Insurance
American Equity Investment Life Holding Co.	5,905	$(18,435,410)	$35	2/15/2019	$(487,162)
Interactive Media & Services
Zillow Group, Inc.	982	(3,953,532)	40	1/18/2019	(436,990)
Zillow Group, Inc.	983	(3,957,558)	45	1/18/2019	(223,633)
					(660,623)
IT Services
WEX, Inc.	548	(9,642,608)	200	11/16/2018	—	(a)(b)
Specialty Retail
Hudson Ltd.	914	(1,932,196)	20	11/16/2018	(148,525)
Total calls					$(1,296,310)
Puts
Aerospace & Defense
General Dynamics Corp.	438	$(7,559,004)	$180	11/16/2018	$(367,920)
Banks
Comerica, Inc.	625	(5,097,500)	90	1/18/2019	(582,813)
Capital Markets
Blackstone Group LP	2,433	(7,873,188)	31	3/15/2019	(385,631)
Goldman Sachs Group, Inc.	366	(8,248,542)	220	12/21/2018	(225,090)
					(610,721)
Energy Equipment & Services
Cactus, Inc.	1,826	(6,109,796)	35	2/15/2019	(748,660)
Schlumberger Ltd.	1,370	(7,029,470)	55	6/21/2019	(907,625)
					(1,656,285)
Entertainment
Spotify Technology SA	625	(9,355,625)	155	1/18/2019	(978,125)
Food Products
Hain Celestial Group, Inc.	2,723	(6,774,824)	25	11/16/2018	(347,183)
Hain Celestial Group, Inc.	1,200	(2,985,600)	28	11/16/2018	(402,000)
Hain Celestial Group, Inc.	3,000	(7,464,000)	20	2/15/2019	(172,500)
					(921,683)
Insurance
American Equity Investment Life Holding Co.	1,673	(5,223,106)	30	2/15/2019	(288,592)
Interactive Media & Services
Facebook, Inc.	500	(7,589,500)	160	11/16/2018	(468,750)

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
IT Services
PayPal Holdings, Inc.	1,210	$(10,186,990)	$77.5	1/18/2019	$(269,225)
Visa, Inc.	895	(12,337,575)	125	3/15/2019	(311,012)
WEX, Inc.	457	(8,041,372)	180	2/15/2019	(571,250)
					(1,151,487)
Machinery
Caterpillar, Inc.	940	(11,404,080)	120	11/16/2018	(305,500)
Oil, Gas & Consumable Fuels
Cheniere Energy, Inc.	1,826	(11,030,866)	57.5	1/18/2019	(458,326)
Professional Services
Nielsen Holdings PLC.	4,570	(11,872,860)	22	2/15/2019	(377,025)
Specialty Retail
Lowe's Cos., Inc.	939	(8,941,158)	92.5	1/18/2019	(377,947)
Party City Holdco, Inc.	6,957	(7,283,979)	10	4/18/2019	(817,448)
					(1,195,395)
Total puts					$(9,362,622)
Total options written (premium received $8,915,127)					$(10,658,932)

(a)  Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees.

(b)  Value determined using significant unobservable inputs.

At October 31, 2018, the Fund had an average market value of $8,583,211 in options purchased and $(8,019,746) in options written. At October 31, 2018, the Fund had securities pledged in the amount of $98,140,590 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(c)	Total
Investments:
Common Stocks
Commercial Services	$—	$—	$22,623	$22,623
Other Common Stocks(a)	2,383,886	—	—	2,383,886
Total Common Stocks	2,383,886	—	22,623	2,406,509
Preferred Stocks
Health Care	—	—	15,003	15,003
Other Preferred Stocks(a)	—	12,527	—	12,527
Total Preferred Stocks	—	12,527	15,003	27,530
Corporate Bonds(a)	—	161,057	—	161,057
Convertible Bonds(a)	—	4,890	—	4,890
Master Limited Partnerships(a)	42,661	—	—	42,661

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

Asset Valuation Inputs
	Level 1	Level 2	Level 3(c)	Total
Options Purchased
Food Products	$218	$—	$—	$218
Other Options Purchased(b)	6,505	—	—	6,505
Total Options Purchased	6,723	—	—	6,723
Short-Term Investments	—	318,322	—	318,322
Total Long Positions	$2,433,270	$496,796	$37,626	$2,967,692

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2018
Investments in Securities: (000's omitted)
Common Stocks(d)
Commercial Services	$—	$—	$—	$—	$22,623	$—	$—	$—	$22,623	$—
Preferred Stocks(d)
Health Care	11,550	—	—	1,684	1,769	—	—	—	15,003	1,684
Options Purchased(f)
Food Products	—	—	—	(654)	654	—	—	—	—	(654)
Total	$11,550	$—	$—	$1,030	$25,046	$—	$—	$—	$37,626	$1,030

(d)  The following table presents additional information about valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of as of October 31, 2018:

Asset class	Fair value at 10/31/2018	Valuation approach	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from increase in input(e)
Common Stocks	$22,623	Market Approach	Transaction Price	$10.48	$10.48	Increase
Preferred Stocks	13,234	Market Approach	Transaction Price	10.06	10.06	Increase
Preferred Stocks	1,769	Market Approach	Transaction Price	10.06	10.06	Increase

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

(e)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(f)  As of the year ended October 31, 2018, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Liabilities Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short(a)	$(377,942)	$—	$—	$(377,942)
Corporate Bonds Sold Short(a)	—	(32,827)	—	(32,827)
Exchange-Traded Funds Sold Short	(18,139)	—	—	(18,139)
Master Limited Partnerships Sold Short(a)	(9,647)	—	—	(9,647)
Total Short Positions	$(405,728)	$(32,827)	$—	$(438,555)

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Futures(a)
Assets	$30,995	$—	$—	$30,995
Swaps
Assets	—	5,009	—	5,009
Liabilities	—	(4,951)	—	(4,951)
Options Written
Liabilities	(10,659)	—	—	(10,659)
Total	$20,336	$58	$—	$20,394

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2018
Other Financial Instruments: (000's omitted)
Options Written(c)
IT Services	$—	$—	$—	$358	$—	$(358)	$—	$—	$—	$358
Total	$—	$—	$—	$358	$—	$(358)	$—	$—	$—	$358

(c)  As of the year ended October 31, 2018, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund October 31, 2018

NUMBER OF SHARES		VALUE
		(000's omitted)
Common Stock 0.1%
Energy Equipment & Services 0.1%
869	Seadrill Ltd. (Cost $—)	$16	*(n)
PRINCIPAL AMOUNT(a)
(000's omitted)
Corporate Bonds 45.9%
Banks 5.4%
$250	Barclays Bank PLC, 7.63%, due 11/21/22	267
250	HSBC Holdings PLC, (5 year USD ICE Swap + 5.51%), 6.88%, due 6/1/21	259	(b)(c)
359	JPMorgan Chase & Co., Ser. 1, (3 month USD LIBOR + 3.47%), 5.99%, due 1/30/19	360	(b)(c)
		886
Commercial Services 1.3%
200	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/23	212	(d)
Electric 0.6%
100	Pampa Energia SA, 7.38%, due 7/21/23	92	(d)
Food 2.5%
400	JBS USA LUX SA/JBS USA Finance, Inc., 7.25%, due 6/1/21	404	(d)
Healthcare—Services 1.2%
200	HCA, Inc., 4.50%, due 2/15/27	195
Iron/Steel 3.4%
550	Steel Dynamics, Inc., 5.13%, due 10/1/21	554
Media 10.7%
350	Altice Luxembourg SA, 7.75%, due 5/15/22	324	(d)
350	CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, due 5/1/23	348	(d)
400	Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, due 12/15/21	399	(d)
	Comcast Corp.
250	(3 month USD LIBOR + 0.33%), 2.74%, due 10/1/20	250	(c)
250	3.30%, due 10/1/20	250
200	DISH DBS Corp., 5.00%, due 3/15/23	175
		1,746
Mining 1.8%
150	First Quantum Minerals Ltd., 7.00%, due 2/15/21	147	(d)
150	Hudbay Minerals, Inc., 7.25%, due 1/15/23	149	(d)
		296
See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	(000's omitted)		(000's omitted)
	Oil & Gas 3.3%
	$116	Antero Resources Corp., 5.38%, due 11/1/21	$116
	200	PBF Holding Co. LLC/PBF Finance Corp., 7.00%, due 11/15/23	207
	250	Seadrill Ltd., 6.13%, due 9/15/17	—	(e)(f)(m)
	12	Seadrill New Finance Ltd., 4.00% Cash/8.00% PIK, 12.00%, due 7/15/25	13	(d)(g)
	200	YPF SA, 8.50%, due 3/23/21	202	(d)
			538
	Packaging & Containers 1.2%
	209	ARD Securities Finance SARL, 8.75% Cash/8.75% PIK, due 1/31/23	201	(d)(g)
	Pharmaceuticals 2.8%
	500	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, due 7/21/21	467
	Semiconductors 1.2%
	200	NXP BV/NXP Funding LLC, 4.63%, due 6/1/23	198	(d)
	Software 3.8%
	250	Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% Cash/7.88% PIK, 7.13%, due 5/1/21	251	(d)(g)
	246	Project Homestake Merger Corp., 8.88%, due 3/1/23	226	(d)
	150	Rackspace Hosting, Inc., 8.63%, due 11/15/24	141	(d)
			618
	Storage/Warehousing 1.4%
EUR	200	Algeco Global Finance PLC, 6.50%, due 2/15/23	234	(d)
	Telecommunications 5.3%
	$500	Intelsat Jackson Holdings SA, 5.50%, due 8/1/23	448
	400	Qwest Corp., 6.75%, due 12/1/21	417
			865
		Total Corporate Bonds (Cost $7,722)	7,506
	Foreign Government Securities 0.3%
	100	Argentine Republic Government International Bond, 2.50%, due 12/31/38 (Cost $74)	56	(h)
Total Swaptions Purchased 0.1%(i) (Cost $20)			7

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

NUMBER OF SHARES		VALUE
		(000's omitted)
Short-Term Investments 27.3%
Investment Companies 27.3%
4,466,120	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.09%(j)(Cost $4,466)	$4,466	(k)
	Total Investments 73.6% (Cost $12,282)	12,051
	Other Assets Less Liabilities 26.4%	4,298	(l)
	Net Assets 100.0%	$16,349

*  Non-income producing security.

(a)  Principal amount is stated in the currency in which the security is denominated.

EUR = Euro

(b)  Perpetual Bond Security. The rate reflected was the rate in effect on October 31, 2018. The maturity date reflects the next call date.

(c)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2018 and changes periodically.

  Benchmarks for Variable/Floating Rates:

  LIBOR - London Interbank Offered Rate

  ICE - Intercontinental Exchange

(d)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to approximately $3,541,000, which represents 21.7% of net assets of the Fund. Securities denoted with (d) but without (e) have been deemed by the investment manager to be liquid.

(e)  Illiquid security.

(f)  Value determined using significant unobservable inputs.

(g)  Payment-in-kind (PIK) security.

(h)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2018.

(i)  See "Purchased swaption contracts" under Derivative Instruments.

(j)  Represents 7-day effective yield as of October 31, 2018.

(k)  All or a portion of this security is segregated in connection with obligations for forward foreign currency contracts, futures and/or swaps with a total value of approximately $4,466,000.

(l)  Includes the impact of the Fund's open positions in derivatives at October 31, 2018.

(m)  Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2018 amounted to approximately $0, which represents 0.0% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

(n)  This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale.

At October 31, 2018, this security amounted to approximately $16,000, which represents 0.10% of net assets of the Fund.

Restricted Security (000's omitted)	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 10/31/2018	Fair Value Percentage of Net Assets as of 10/31/2018
Seadrill Ltd. (Restricted Common Shares)	7/3/2018	$7,998.00	0.1%	$16,285	0.1%

Reverse Repurchase Agreements

There were no open reverse repurchase agreements outstanding as of October 31, 2018. For the year ended October 31, 2018, the average interest rate paid and the average principal amount were 2.37% and $4,965,955, respectively.

Derivative Instruments

Futures contracts ("futures")

At October 31, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2018	10	U.S. Treasury Note, 5 year	$1,000,000	$(937)
Total Futures			$1,000,000	$(937)

At October 31, 2018, the Fund had $6,250 deposited in a segregated account to cover margin requirements on open futures. For the year ended October 31, 2018, the average notional value of futures for the Fund was $1,248,883 for long positions and $(3,722,504) for short positions.

Forward foreign currency contracts ("forward contracts")

At October 31, 2018, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
463,384	USD	400,000	EUR	Goldman Sachs International	1/17/2019	$7,096
205,378	USD	177,285	EUR	Goldman Sachs International	1/17/2019	3,145
15,851	USD	13,651	EUR	Goldman Sachs International	1/17/2019	279
Total unrealized appreciation						$10,520
175,936	EUR	204,190	USD	Goldman Sachs International	1/17/2019	$(3,496)
200,000	EUR	231,724	USD	Goldman Sachs International	1/17/2019	(3,580)
Total unrealized depreciation						$(7,076)
Total net unrealized appreciation						$3,444

EUR = Euro

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

For the year ended October 31, 2018, the Fund's investments in forward contracts had an average notional value of $261,678.

Credit default swap contracts ("credit default swaps")

At October 31, 2018, the Fund had outstanding credit default swaps as follows:

Over-the-counter credit default swaps — Sell Protection

Swap Counterparty	Reference Entity	Notional Amount	Financing Rate Paid by the Fund(a)	Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Citibank N.A.	Petróleo Brasileiro S.A. Senior Securities	$300,000	1.00%	12/20/2023	$(31,984)	$8,936	$350	$(22,698)

(a)  Payment frequency—quarterly.

Centrally Cleared credit default swaps — Sell Protection

Clearinghouse	Reference Entity	Notional Amount	Financing Rate Received by the Fund(a)	Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE Clear Credit LLC	CDX Emerging Markets Index Ser. 30 V1	$3,000,000	1.00%	12/20/2023	$(140,756)	$(1,726)	$3,500	$(138,982)
ICE Clear Credit. LLC	CDX North American Investment Grade Index Ser. 31 V1	5,000,000	1.00%	12/20/2023	72,004	1,706	5,833	79,543
ICE Clear Credit LLC	CDX North American High Yield Index Ser. 31 V1	2,000,000	5.00%	12/20/2023	97,402	8,010	11,667	117,079
Total					$28,650	$7,990	$21,000	$57,640

(a)  Payment frequency—quarterly.

At October 31, 2018, the Fund had cash collateral of $504,823 deposited in a segregated account for Goldman Sachs to cover collateral requirements on centrally cleared swaps.

For the year ended October 31, 2018, the average notional value of credit default swaps for the Fund was $3,476,758 for buy protection and $7,232,599 for sell protection.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

Total return swap contracts ("total return swaps")

At October 31, 2018, the Fund had outstanding total return swaps as follows:

Over-the-counter total return swaps — Long

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(b)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
BNP Paribas S.A.	Antero Resources Corp., Senior Unsecured Notes, 5.38%, due 11/1/2021	$148,602	4/15/2019	3.13	%(a)	$(6,182)	$(216)	$(6,398)
BNP Paribas S.A.	Chesapeake Energy Corp., Senior Unsecured Notes, 5.60%, due 4/15/2019	522,709	6/17/2019	3.13	%(a)	3,344	(635)	2,709
Total						$(2,838)	$(851)	$(3,689)

(a)  Fund pays 1-month USD LIBOR plus 0.85%. Payment frequency—monthly. Fund receives return on reference entity. Payment frequency—upon termination.

(b)  Effective rate at October 31, 2018.

Over-the-counter total return swaps — Short

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(c)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
BNP Paribas S.A.	Macy's Retail Holdings, Inc., Senior Unsecured Notes, 3.88%, due 1/15/2022	$(506,653)	11/15/2018	2.78	%(a)	$6,035	$618	$6,653
BNP Paribas S.A.	Michael's Stores, Inc., Senior Subordinated Notes, 5.88%, due 12/15/2020	(508,566)	11/15/2018	1.78	%(b)	8,171	395	8,566
BNP Paribas S.A.	SBA Communications Corp., Senior Unsecured Notes, 4.88%, due 7/15/2022	(259,091)	11/15/2018	1.78	%(b)	8,893	198	9,091
BNP Paribas S.A.	Sabra Health Care LP, Senior Unsecured Notes, 5.13%, due 8/15/2026	(200,003)	11/13/2019	1.78	%(b)	(136)	139	3
Total						$22,963	$1,350	$24,313

(a)  Fund receives 1-month USD LIBOR plus 0.50%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(b)  Fund receives 1-month USD LIBOR minus 0.50%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(c)  Effective rate at October 31, 2018.

For the year ended October 31, 2018, the average notional value of total return swaps was $4,259,481 for long positions and $(5,552,958) for short positions.

At October 31, 2018, the Fund had cash collateral of $470,000 deposited in a segregated account for BNP Paribas SA to cover collateral requirements on over-the-counter derivatives.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

Purchased option contracts ("options purchased")

At October 31, 2018, the Fund did not have any outstanding options purchased. For the year ended October 31, 2018, the Fund had an average market value of $10,550 in options purchased.

Purchased swaption contracts ("swaptions purchased")

At October 31, 2018, the Fund had outstanding swaptions purchased as follows:

Description	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
CDX North American Investment Grade Index Ser. 31 V1, 5 year Swaption(a)	$20,000,000	$80	11/21/2018	$7,253
Total swaptions purchased (cost $19,600)

(a)  OTC swaption. Counterparty is Goldman Sachs International.

For the year ended October 31, 2018, the Fund had an average market value of $31,274 in swaptions purchased.

Written option contracts ("options written") and written swaptions

At October 31, 2018, the Fund did not have any outstanding options written or swaptions written. For the year ended October 31, 2018, the Fund had an average market value of $(15,475) in options written and $(26,786) in swaptions written, respectively.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(c)	Total
Investments:
Common Stock—Oil & Gas	$—	$16	$—	$16
Corporate Bonds
Oil & Gas	—	538	—	538
Other Corporate Bonds(a)	—	6,968	—	6,968
Total Corporate Bonds	—	7,506	—	7,506
Foreign Government Securities	—	56	—	56
Swaptions purchased(b)	—	7	—	7
Short-Term Investments	—	4,466	—	4,466
Total Investments	$—	$12,051	$—	$12,051

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The "Purchased swaption contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 10/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2018
Investments in Securities:
Loan Assignments(c)
Steel	$204	$—	$4	$(6)	$—	$(202)	$—	$—	$—	$—
Total	$204	$—	$4	$(6)	$—	$(202)	$—	$—	$—	$—

(c)  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Liabilities	$(1)	$—	$—	$(1)
Forward Contracts(a)
Assets	—	11	—	11
Liabilities	—	(7)	—	(7)
Swaps
Assets	—	223	—	223
Liabilities	—	(168)	—	(168)
Total	$(1)	$59	$—	$58

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund October 31, 2018

	Number of Shares	Value (000's omitted)
Common Stocks 35.6%
Aerospace & Defense 0.5%
Boeing Co.	89	$32
Lockheed Martin Corp.	240	70
Raytheon Co.	76	13
		115
Air Freight & Logistics 0.2%
Cia de Distribucion Integral Logista Holdings SA	422	10
Oesterreichische Post AG	443	18
Royal Mail PLC	3,391	16
		44
Airlines 0.0%(a)
Copa Holdings SA Class A	87	6
Auto Components 0.1%
Nokian Renkaat OYJ	525	17
Automobiles 0.5%
Bayerische Motoren Werke AG	59	5
Bayerische Motoren Werke AG, Preference Shares	133	10
Daimler AG	309	18
Ford Motor Co.	3,163	30
Honda Motor Co. Ltd.	200	6
Nissan Motor Co. Ltd.	2,100	19
Renault SA	248	19
		107
Banks 1.9%
Aozora Bank Ltd.	500	17
Australia & New Zealand Banking Group Ltd.	711	13
Bank of NT Butterfield & Son Ltd.	155	6
BB&T Corp.	576	28
Citigroup, Inc.	350	23
Credit Agricole SA	737	9
Danske Bank A/S	134	3
First Hawaiian, Inc.	980	24
Huntington Bancshares, Inc.	458	7
	Number of Shares	Value (000's omitted)
ING Groep NV	844	$10
Intesa Sanpaolo SpA	4,527	10
JPMorgan Chase & Co.	625	68
KBC Group NV	242	17
Nordea Bank Abp	882	8
People's United Financial, Inc.	977	15
PNC Financial Services Group, Inc.	208	27
Royal Bank of Canada	258	19
Skandinaviska Enskilda Banken AB, Class A	438	4
SunTrust Banks, Inc.	679	43
U.S. Bancorp	528	28
Umpqua Holdings Corp.	2,090	40
Wells Fargo & Co.	478	25
		444
Beverages 0.5%
Coca-Cola Amatil Ltd.	2,359	17
Coca-Cola Co.	706	34
PepsiCo, Inc.	529	59
		110
Biotechnology 0.2%
Gilead Sciences, Inc.	625	43
Building Products 0.0%(a)
Resideo Technologies, Inc.	17	—	*
Capital Markets 0.4%
Bank of New York Mellon Corp.	143	7
CME Group, Inc.	177	32
Virtu Financial, Inc. Class A	1,775	42
		81
Chemicals 0.8%
BASF SE	92	7
Celanese Corp. Series A	297	29
Chemours Co.	249	8
Eastman Chemical Co.	355	28
Evonik Industries AG	462	14
	Number of Shares	Value (000's omitted)
Huntsman Corp.	728	$16
Linde PLC	139	23
LyondellBasell Industries NV Class A	298	27
Nutrien Ltd.	450	24
PolyOne Corp.	196	6
Trinseo SA	102	5
		187
Commercial Services & Supplies 0.4%
KAR Auction Services, Inc.	396	23
Republic Services, Inc.	155	11
Societe BIC SA	220	21
Waste Management, Inc.	337	30
		85
Communications Equipment 0.4%
Cisco Systems, Inc.	1,503	69
Nokia OYJ	1,684	9
VTech Holdings Ltd.	1,800	21
		99
Construction & Engineering 0.1%
Ferrovial SA	1,349	27
Containers & Packaging 0.4%
Amcor Ltd.	534	5
Avery Dennison Corp.	260	23
Bemis Co., Inc.	264	12
International Paper Co.	571	26
Sonoco Products Co.	289	16
		82
Diversified Telecommunication Services 1.2%
AT&T, Inc.	918	28
BCE, Inc.	487	19
Bezeq Israeli Telecommunication Corp. Ltd.	7,655	9
CenturyLink, Inc.	671	14
Cogent Communications Holdings, Inc.	127	7
Elisa OYJ	528	21
Koninklijke KPN NV	2,051	5
Nippon Telegraph & Telephone Corp.	100	4

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Number of Shares	Value (000's omitted)
Orange SA	1,186	$18
Singapore Telecommunications Ltd.	4,600	10
Sunrise Communications Group AG	268	24	*(b)
Swisscom AG	45	21
Telia Co. AB	1,130	5
Verizon Communications, Inc.	1,614	92
		277
Electric Utilities 1.9%
CK Infrastructure Holdings Ltd.	500	4
CLP Holdings Ltd.	1,000	11
EDP—Energias de Portugal SA	2,034	7
Endesa SA	950	20
Evergy, Inc.	907	51
Exelon Corp.	1,357	59
FirstEnergy Corp.	930	35
Fortum OYJ	1,013	21
Hawaiian Electric Industries, Inc.	104	4
HK Electric Investments & HK Electric Investments Ltd.	10,500	10	(b)
IDACORP, Inc.	147	14
Mercury NZ Ltd.	1,108	2
NextEra Energy, Inc.	391	67
OGE Energy Corp.	595	22
Portland General Electric Co.	262	12
Power Assets Holdings Ltd.	3,000	20
PPL Corp.	889	27
Southern Co.	450	20
SSE PLC	1,176	17
		423
Electrical Equipment 0.2%
Eaton Corp. PLC	375	27
Emerson Electric Co.	421	29
		56
Energy Equipment & Services 0.1%
Helmerich & Payne, Inc.	325	20
Schlumberger Ltd.	17	1
		21
Entertainment 0.0%(a)
Cinemark Holdings, Inc.	3	—
	Number of Shares	Value (000's omitted)
Equity Real Estate Investment Trusts 5.5%
Alexandria Real Estate Equities, Inc.	462	$56
American Campus Communities, Inc.	532	21
American Tower Corp.	297	46
Apple Hospitality REIT, Inc.	657	11
Ascendas Real Estate Investment Trust	5,200	9
British Land Co. PLC	609	5
Camden Property Trust	85	8
CapitaLand Commercial Trust	2,000	3
CapitaLand Mall Trust	12,000	18
Colony Capital, Inc.	230	1
CoreSite Realty Corp.	245	23
Covivio	49	5
Crown Castle International Corp.	1,002	109
CubeSmart	105	3
Digital Realty Trust, Inc.	240	25
Douglas Emmett, Inc.	650	24
Equinix, Inc.	30	11
Equity Lifestyle Properties, Inc.	250	24
Extra Space Storage, Inc.	653	59
Four Corners Property Trust, Inc.	550	14
Gaming and Leisure Properties, Inc.	586	20
H&R Real Estate Investment Trust	1,262	19
Highwoods Properties, Inc.	548	23
Host Hotels & Resorts, Inc.	2,400	46
Iron Mountain, Inc.	291	9
Kimco Realty Corp.	1,482	24
Klepierre SA	362	12
	Number of Shares	Value (000's omitted)
Lamar Advertising Co. Class A	20	$1
LaSalle Hotel Properties	484	16
Life Storage, Inc.	136	13
Macerich Co.	325	17
Medical Properties Trust, Inc.	2,409	36
Merlin Properties Socimi SA	380	5
Mid-America Apartment Communities, Inc.	248	24
Mirvac Group	10,992	17
National Health Investors, Inc.	93	7
National Retail Properties, Inc.	300	14
OMEGA Healthcare Investors, Inc.	1,174	39
Park Hotels & Resorts, Inc.	1,122	33
Piedmont Office Realty Trust, Inc. Class A	360	6
Prologis, Inc.	545	35
Public Storage	122	25
RioCan Real Estate Investment Trust	1,192	22
Senior Housing Properties Trust	714	11
Simon Property Group, Inc.	109	20
Spirit Realty Capital, Inc.	943	7
STAG Industrial, Inc.	1,076	28
Stockland	5,693	15
Sun Communities, Inc.	427	43
Ventas, Inc.	858	50
VEREIT, Inc.	982	7
VICI Properties, Inc.	362	8
Vicinity Centres	7,137	13
Welltower, Inc.	710	47
Weyerhaeuser Co.	1,740	46
WP Carey, Inc.	312	21
		1,254
Food & Staples Retailing 0.7%
Axfood AB	257	5
ICA Gruppen AB	176	6

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Number of Shares	Value (000's omitted)
Kesko OYJ, B Shares	384	$22
METRO AG	1,372	21
Sysco Corp.	410	29
Walgreens Boots Alliance, Inc.	110	9
Walmart, Inc.	553	55
Wesfarmers Ltd.	683	23
		170
Food Products 0.8%
Archer-Daniels- Midland Co.	556	26
Flowers Foods, Inc.	1,512	29
Hershey Co.	302	33
Kellogg Co.	440	29
Nestle SA	203	17
Orkla ASA	2,357	20
Salmar ASA	234	12
Tate & Lyle PLC	690	6
		172
Gas Utilities 0.1%
AltaGas Ltd.	228	3
APA Group	2,343	16
Gas Natural SDG SA	196	5
		24
Health Care Equipment & Supplies 0.1%
Medtronic PLC	351	32
Health Care Providers & Services 0.2%
Cardinal Health, Inc.	226	12
Encompass Health Corp.	93	6
Patterson Cos., Inc.	284	6
Quest Diagnostics, Inc.	289	27
		51
Hotels, Restaurants & Leisure 0.9%
Carnival Corp.	1,296	73
Carnival PLC	309	17
Cracker Barrel Old Country Store, Inc.	69	11
Crown Resorts Ltd.	2,074	18
Darden Restaurants, Inc.	83	9
Extended Stay America, Inc.	576	9
Genting Singapore Ltd.	6,000	4
Las Vegas Sands Corp.	466	24
McDonald's Corp.	170	30
	Number of Shares	Value (000's omitted)
Six Flags Entertainment Corp.	218	$12
		207
Household Durables 0.2%
Berkeley Group Holdings PLC	391	17
Garmin Ltd.	492	33
		50
Household Products 0.1%
Kimberly-Clark Corp.	64	7
Procter & Gamble Co.	275	24
		31
Independent Power and Renewable Electricity Producers 1.0%
AES Corp.	1,978	29
Clearway Energy, Inc.	4,100	81
NextEra Energy Partners LP	2,599	118
		228
Industrial Conglomerates 0.2%
Honeywell International, Inc.	100	15
Hopewell Holdings Ltd.	3,000	9
NWS Holdings Ltd.	4,000	8
Siemens AG ADR	400	23
		55
Insurance 0.6%
Ageas	207	10
Baloise Holding AG	33	5
Fidelity National Financial, Inc.	367	12
First American Financial Corp.	134	6
Legal & General Group PLC	5,710	18
MetLife, Inc.	154	6
Poste Italiane SpA	2,735	20	(b)
Power Corp. of Canada	957	20
Power Financial Corp.	377	8
Swiss Life Holding AG	15	6	*
Swiss Re AG	109	10
	Number of Shares	Value (000's omitted)
UNIQA Insurance Group AG	700	$7
Zurich Insurance Group AG	19	6
		134
IT Services 0.4%
Automatic Data Processing, Inc.	170	25
IBM Corp.	210	24
Paychex, Inc.	447	29
Western Union Co.	1,322	24
		102
Machinery 0.2%
Cummins, Inc.	204	28
Kone OYJ Class B	6	—
Pentair PLC	491	20
		48
Media 0.8%
Comcast Corp. Class A	623	24
Interpublic Group of Cos., Inc.	2,781	64
John Wiley & Sons, Inc. Class A	139	8
Mediaset Espana Comunicacion SA	1,043	7
Nexstar Media Group, Inc. Class A	140	10
NOS SGPS SA	1,344	8
Omnicom Group, Inc.	448	33
RTL Group SA	287	18
Tribune Media Co. Class A	200	8
		180
Metals & Mining 0.9%
Alumina Ltd.	10,423	19
BHP Billiton Ltd.	964	22
BHP Billiton PLC	1,070	22
Evraz PLC	704	5
Fortescue Metals Group Ltd.	3,932	11
Franco-Nevada Corp.	335	21
JFE Holdings, Inc.	100	2
Nucor Corp.	120	7
Rio Tinto PLC	414	20
Rio Tinto PLC ADR	900	44
Southern Copper Corp.	775	30
		203

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Number of Shares	Value (000's omitted)
Mortgage Real Estate Investment 0.9%
AGNC Investment Corp.	2,169	$39
Annaly Capital Management, Inc.	5,642	56
Apollo Commercial Real Estate Finance, Inc.	354	7
Blackstone Mortgage Trust, Inc. Class A	1,276	43
Chimera Investment Corp.	551	10
MFA Financial, Inc.	902	6
New Residential Investment Corp.	562	10
Starwood Property Trust, Inc.	1,637	35
Two Harbors Investment Corp.	760	11
		217
Multi-Utilities 1.3%
A2A SpA	2,710	4
Ameren Corp.	450	29
CenterPoint Energy, Inc.	1,153	31
Centrica PLC	11,200	21
Dominion Resources, Inc.	325	23
DTE Energy Co.	200	23
Engie SA	1,363	18
Innogy SE	15	1	(b)
NiSource, Inc.	850	22
NorthWestern Corp.	120	7
Sempra Energy	800	88
WEC Energy Group, Inc.	486	33
		300
Multiline Retail 0.2%
Marks & Spencer Group PLC	1,403	5
Target Corp.	450	38
		43
Oil, Gas & Consumable Fuels 4.2%
Antero Midstream GP LP	3,000	48
BP PLC	3,036	22
Caltex Australia Ltd.	196	4
Chevron Corp.	241	27
CVR Energy, Inc.	266	11
Enagas SA	781	21
	Number of Shares	Value (000's omitted)
Enbridge Income Fund Holdings, Inc.	890	$21
Eni SpA	1,246	22
Exxon Mobil Corp.	391	31
Galp Energia SGPS SA	224	4
Marathon Petroleum Corp.	424	30
Occidental Petroleum Corp.	407	27
ONEOK, Inc.	3,406	223
Pembina Pipeline Corp.	1,100	36
Phillips 66	291	30
Repsol SA	812	15
Royal Dutch Shell PLC, A Shares	636	20
Snam SpA	5,273	22
Suncor Energy, Inc.	2,174	72
Targa Resources Corp.	1,750	90
TOTAL SA	337	20
Total SA ADR	575	34
Valero Energy Corp.	327	30
Washington H Soul Pattinson & Co. Ltd.	121	3
Williams Cos., Inc.	3,877	94
		957
Paper & Forest Products 0.2%
Louisiana Pacific Corp.	329	7
Navigator Co. SA	4,157	21
UPM-Kymmene OYJ	664	21
		49
Personal Products 0.1%
Unilever PLC	369	20
Pharmaceuticals 1.7%
AstraZeneca PLC	311	24
AstraZeneca PLC ADR	950	37
Bristol-Myers Squibb Co.	559	28
Eli Lilly & Co.	372	40
GlaxoSmithKline PLC	1,196	23
Johnson & Johnson	341	48
Merck & Co., Inc.	513	38
Novartis AG	283	25
	Number of Shares	Value (000's omitted)
Pfizer, Inc.	1,781	$77
Roche Holding AG	81	20
Sanofi	265	23
		383
Professional Services 0.1%
Nielsen Holdings PLC	110	3
RELX PLC	1,039	20
		23
Real Estate Management & Development 0.4%
Brookfield Property Partners LP	1,548	30	*
Castellum AB	21	—
First Capital Realty, Inc.	1,294	19
Swire Pacific Ltd. Class A	1,500	16
Swire Pacific Ltd. Class B	2,500	4
Swiss Prime Site AG	230	19	*
		88
Road & Rail 0.2%
CSX Corp.	575	40
Semiconductors & Semiconductor Equipment 0.7%
ASM Pacific Technology Ltd.	1,000	9
KLA-Tencor Corp.	297	27
Lam Research Corp.	43	6
Maxim Integrated Products, Inc.	1,067	53
QUALCOMM, Inc.	350	22
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	550	21
Texas Instruments, Inc.	277	26
		164
Software 0.5%
CA, Inc.	798	35
Micro Focus International PLC	621	10
Microsoft Corp.	625	67
		112

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Number of Shares	Value (000's omitted)
Specialty Retail 0.5%
Foot Locker, Inc.	1,000	$47
Home Depot, Inc.	289	51
Williams-Sonoma, Inc.	425	25
		123
Technology Hardware, Storage & Peripherals 0.8%
Apple, Inc.	425	93
Canon, Inc.	700	20
HP, Inc.	1,346	33
Seagate Technology PLC	447	18
Western Digital Corp.	402	17
		181
Textiles, Apparel & Luxury Goods 0.1%
HUGO BOSS AG	241	17
Pandora A/S	64	4
		21
Thrifts & Mortgage Finance 0.1%
Genworth MI Canada, Inc.	137	5
New York Community Bancorp, Inc.	1,406	13
TFS Financial Corp.	204	3
		21
Tobacco 0.4%
Altria Group, Inc.	514	33
Imperial Brands PLC	500	17
Japan Tobacco, Inc.	700	18
Philip Morris International, Inc.	117	10
Vector Group Ltd.	340	5
		83
Trading Companies & Distributors 0.4%
ITOCHU Corp.	1,200	22
Marubeni Corp.	3,000	24
Mitsubishi Corp.	500	14
Mitsui & Co. Ltd.	1,300	22
Sumitomo Corp.	300	5
Watsco, Inc.	80	12
		99
Transportation Infrastructure 0.0%(a)
Atlantia SpA	149	3
Hutchison Port Holdings Trust	2,700	1
Sydney Airport	1,600	7
		11
	Number of Shares	Value (000's omitted)
Water Utilities 0.1%
United Utilities Group PLC	1,857	$17
Wireless Telecommunication Services 0.2%
NTT DOCOMO, Inc.	800	20
Rogers Communications, Inc. Class B	165	9
Vodafone Group PLC	7,573	14
		43
Total Common Stocks (Cost $7,907)		8,160
Preferred Stocks 2.1%
Equity Real Estate Investment Trusts 2.1%
American Homes 4 Rent, Ser. D, 6.50%	746	18
Ashford Hospitality Trust, Inc., Ser. F, 7.38%	600	14
Ashford Hospitality Trust, Inc., Ser. H, 7.50%	1,579	37
Brookfield Property REIT, Inc., Ser. A, 6.38%	1,226	29
Cedar Realty Trust, Inc., Ser. B, 7.25%	156	4
Colony Capital, Inc., Ser. J, 7.13%	793	18
Digital Realty Trust, Inc., Ser. C, 6.63%	1,923	50
Hersha Hospitality Trust, Ser. C, 6.88%	764	18
Hersha Hospitality Trust, Ser. D, 6.50%	675	14
National Retail Properties, Inc., Ser. F, 5.20%	2,025	44
Pebblebrook Hotel Trust, Ser. D, 6.38%	2,221	54
Pennsylvania Real Estate Investment Trust, Ser. D, 6.88%	500	11
	Number of Shares	Value (000's omitted)
PS Business Parks, Inc., Ser. U, 5.75%	800	$19
Public Storage, Ser. E, 4.90%	1,725	38
QTS Realty Trust, Inc., Ser. A, 7.13%	250	6
Rexford Industrial Realty, Inc., Ser. A, 5.88%	533	12
Saul Centers, Inc., Ser. D, 6.13%	600	13
Sunstone Hotel Investors, Inc., Ser. E, 6.95%	1,500	38
UMH Properties, Inc., Ser. D, 6.38%	375	8
VEREIT, Inc., Ser. F, 6.70%	1,014	25
Vornado Realty Trust, Ser. K, 5.70%	1,050	25
Total Preferred Stocks (Cost $519)		495
	Principal Amount (000's omitted)
Convertible Bonds 1.2%
Biotechnology 0.0%(a)
BioMarin Pharmaceutical, Inc., 0.60%, due 8/1/24	$10	10
Communications Equipment 0.0%(a)
Finisar Corp., 0.50%, due 12/15/36	5	4
Equity Real Estate Investment Trusts 0.3%
Extra Space Storage LP, 3.13%, due 10/1/35	50	54	(c)
IH Merger Sub LLC, 3.50%, due 1/15/22	10	11
		65

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Principal Amount (000's omitted)	Value (000's omitted)
Independent Power and Renewable Electricity Producers 0.1%
NextEra Energy Partners L.P., 1.50%, due 9/15/20	$15	$15	(c)
Internet & Direct Marketing Retail 0.0%(a)
Liberty Expedia Holdings, Inc., 1.00%, due 6/30/47	10	10	(c)
Internet Software & Services 0.1%
Envestnet, Inc., 1.75%, due 6/1/23	20	20	(c)
Zillow Group, Inc., 2.00%, due 12/1/21	10	11
		31
Media 0.2%
Gannett Co., Inc., 4.75%, due 4/15/24	10	10	(c)
Liberty Media Corp., 2.13%, due 3/31/48	25	25	(c)
		35
Metals & Mining 0.1%
Endeavour Mining Corp., 3.00%, due 2/15/23	20	19	(c)
Oil Field Equipment & Services 0.1%
Ensco Jersey Finance Ltd., 3.00%, due 1/31/24	20	18
Oil, Gas & Consumable Fuels 0.1%
Golar LNG Ltd., 2.75%, due 2/15/22	15	15
Teekay Corp., 5.00%, due 1/15/23	10	9	(c)
		24
Software 0.2%
DocuSign, Inc., 0.50%, due 9/15/23	5	5	(c)
Guidewire Software, Inc., 1.25%, due 3/15/25	20	20
	Principal Amount (000's omitted)	Value (000's omitted)
PROS Holdings, Inc., 2.00%, due 6/1/47	$10	$9
Splunk, Inc., 0.50%, due 9/15/23	5	5	(c)
		39
Total Convertible Bonds (Cost $270)		270
Corporate Bonds 9.9%
Agriculture 0.3%
BAT Capital Corp., 4.54%, due 8/15/47	75	65	(c)
Banks 2.8%
Banco Santander SA, 3.80%, due 2/23/28	40	36
Bank of America Corp. (3 month USD LIBOR + 0.37%), 2.74%, due 1/23/22	45	44	(d)
(3 month USD LIBOR + 1.07%), 3.97%, due 3/5/29	40	38	(d)
Citigroup, Inc. (3 month USD LIBOR + 1.56%), 3.89%, due 1/10/28	15	14	(d)
(3 month USD LIBOR + 1.15%), 3.52%, due 10/27/28	20	19	(d)
Goldman Sachs Group, Inc. 2.60%, due 4/23/20	20	20
(3 month USD LIBOR + 1.51%), 3.69%, due 6/5/28	40	38	(d)
(3 month USD LIBOR + 1.16%), 3.81%, due 4/23/29	75	70	(d)
(3 month USD LIBOR + 1.37%), 4.02%, due 10/31/38	35	31	(d)
5.15%, due 5/22/45	30	29
	Principal Amount (000's omitted)	Value (000's omitted)
HSBC Holdings PLC, (5 year USD ICE Swap + 3.75%), 6.00%, due 5/22/27	$65	$60	(d)(e)
JPMorgan Chase & Co. (3 month USD LIBOR + 1.12%), 4.01%, due 4/23/29	60	58	(d)
(3 month USD LIBOR + 1.36%), 3.88%, due 7/24/38	30	27	(d)
(3 month USD LIBOR + 1.22%), 3.90%, due 1/23/49	25	22	(d)
Morgan Stanley, (3 month USD LIBOR + 1.34%), 3.59%, due 7/22/28	60	56	(d)
Royal Bank of Scotland Group PLC, (3 month USD LIBOR + 1.91%), 5.08%, due 1/27/30	20	20	(d)
Westpac Banking Corp., (5 year USD ICE Swap + 2.89%), 5.00%, due 9/21/27	65	57	(d)(e)
		639
Beverages 0.4%
Anheuser-Busch InBev Finance, Inc., 4.70%, due 2/1/36	20	19
Anheuser-Busch InBev Worldwide, Inc. 4.60%, due 4/15/48	25	22
4.75%, due 4/15/58	55	49
		90
Computers 0.9%
Apple, Inc., 4.65%, due 2/23/46	35	36

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Principal Amount (000's omitted)	Value (000's omitted)
Diamond 1 Finance Corp./ Diamond 2 Finance Corp. 5.45%, due 6/15/23	$65	$67	(c)
6.02%, due 6/15/26	35	36	(c)
HP Enterprise Co. 3.60%, due 10/15/20	40	40
4.90%, due 10/15/25	30	31
		210
Diversified Financial Services 0.1%
Synchrony Financial, 2.70%, due 2/3/20	20	20
Food 0.2%
Grupo Bimbo SAB de CV, 4.70%, due 11/10/47	55	48	(c)
Insurance 0.1%
AXA Equitable Holdings, Inc., 5.00%, due 4/20/48	35	31	(c)
Iron—Steel 0.1%
Vale Overseas Ltd., 6.25%, due 8/10/26	30	32
Machinery-Diversified 0.1%
Wabtec Corp., 4.15%, due 3/15/24	35	34
Media 0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.91%, due 7/23/25	55	55
5.38%, due 5/1/47	15	14
5.75%, due 4/1/48	20	19
Comcast Corp.
3.70%, due 4/15/24	35	35
4.00%, due 8/15/47	40	35
	Principal Amount (000's omitted)	Value (000's omitted)
4.95%, due 10/15/58	$45	$44
		202
Miscellaneous Manufacturers 0.6%
General Electric Co., Ser. D, (3 month USD LIBOR + 3.33%), 5.00%, due 1/21/21	145	134	(d)(e)
Oil & Gas 0.3%
Concho Resources, Inc., 4.88%, due 10/1/47	25	24
Marathon Oil Corp., 4.40%, due 7/15/27	15	15
Petroleos Mexicanos, 6.50%, due 3/13/27	25	24
		63
Pharmaceuticals 0.9%
AbbVie, Inc., 4.70%, due 5/14/45	40	36
CVS Health Corp.4.30%, due 3/25/28	35	34
5.05%, due 3/25/48	90	88
Shire Acquisitions Investments Ireland DAC, 2.40%, due 9/23/21	45	43
		201
Pipelines 1.0%
Energy Transfer Partners L.P. Ser. B, (3 month USD LIBOR + 4.16%), 6.63%, due 2/15/28	55	51	(d)(e)
5.80%, due 6/15/38	20	20
Kinder Morgan Energy Partners L.P., 4.15%, due 2/1/24	45	45
Kinder Morgan, Inc., 5.55%, due 6/1/45	50	50
	Principal Amount (000's omitted)	Value (000's omitted)
MPLX L.P., 4.70%, due 4/15/48	$60	$53
		219
Savings & Loans 0.1%
Nationwide Building Society, (3 month USD LIBOR + 1.45%), 4.30%, due 3/8/29	20	19	(c)(d)
Semiconductors 0.5%
Broadcom Corp./ Broadcom Cayman Finance Ltd., 3.88%, due 1/15/27	130	119
Telecommunications 0.6%
AT&T, Inc.
4.75%, due 5/15/46	35	30
5.45%, due 3/1/47	65	62
Vodafone Group PLC, 3.75%, due 1/16/24	55	54
		146
Total Corporate Bonds (Cost $2,401)		2,272
Mortgage-Backed Securities 15.5%
Collateralized Mortgage Obligations 3.3%
Fannie Mae Connecticut Avenue Securities Ser. 2017-C02, Class 2M2, (1 month USD LIBOR + 3.65%), 5.93%, due 9/25/29	230	252(d)
Ser. 2017-C03, Class 1M2, (1 month USD LIBOR + 3.00%), 5.28%, due 10/25/29	45	48	(d)
Ser. 2017-C04, Class 2M2, (1 month USD LIBOR + 2.85%), 5.13%, due 11/25/29	120	126	(d)
See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Principal Amount (000's omitted)	Value (000's omitted)
Ser. 2017-C05, Class 1M2, (1 month USD LIBOR + 2.20%), 4.48%, due 1/25/30	$35	$36	(d)
Freddie Mac Multifamily Structured Pass-Through Certificates, Ser. KI02, Class A, (1 month USD LIBOR + 0.20%), 2.46%, due 2/25/23	13	13	(d)
Freddie Mac Structured Agency Credit Risk Debt Notes, Ser. 2017-DNA2, Class M2, (1 month USD LIBOR + 3.45%), 5.73%, due 10/25/29	250	273	(d)
		748
Fannie Mae 6.2%
Pass-Through Certificates
3.50%, TBA, 30 Year Maturity	240	234	(f)
4.00%, TBA, 15 Year Maturity	50	51	(f)
4.00%, TBA, 30 Year Maturity	785	785	(f)
4.50%, TBA, 30 Year Maturity	350	358	(f)
		1,428
Freddie Mac 5.2%
Pass-Through Certificates
3.50%, TBA, 30 Year Maturity	235	229	(f)
4.00%, TBA, 30 Year Maturity	650	650	(f)
4.50%, TBA, 30 Year Maturity	230	236	(f)
	Principal Amount (000's omitted)	Value (000's omitted)
5.00%, TBA, 30 Year Maturity	$80	$83	(f)
		1,198
Ginnie Mae 0.8%
Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	165	169	(f)
Total Mortgage-Backed Securities (Cost $3,510)		3,543
U.S. Treasury Obligations 13.2%
U.S. Treasury Bill, 2.03%, due 11/23/18	100	100	(g)(h)
U.S. Treasury Bonds
5.38%, due 2/15/31	100	122
4.50%, due 2/15/36	121	141
3.88%, due 8/15/40	171	185
U.S. Treasury Inflation-Indexed Bonds(i)
2.00%, due 1/15/26	582	618	(h)
1.75%, due 1/15/28	12	13
3.63%, due 4/15/28	78	95
3.88%, due 4/15/29	152	192	(h)
3.38%, due 4/15/32	21	27
1.00%, due 2/15/46	101	94
U.S. Treasury Notes
0.88%, due 7/31/19	850	839
2.13%, due 12/31/21	150	146
2.38%, due 8/15/24	40	39
1.63%, due 2/15/26	30	27
2.25% , due 11/15/27-8/15/46	415	383
Total U.S. Treasury Obligations (Cost $3,128)		3,021
	Principal Amount (000's omitted)	Value (000's omitted)
U.S. Government Agency Securities 0.5%
Federal Home Loan Bank, 5.50%, due 7/15/36 (Cost $134)	$95	$118
Asset-Backed Securities 1.8%
Ally Auto Receivables Trust, Ser. 2017-3, Class A2, 1.53%, due 3/16/20	5	5
Bear Stearns Asset Backed Securities Trust, Ser. 2006-SD2, Class M2, (1 month USD LIBOR + 0.80%), 3.08%, due 6/25/36	170	169	(d)
Capital One Multi-Asset Execution Trust, Ser. 2016-A1, Class A1, (1 month LIBOR + 0.45%), 2.73%, due 2/15/22	20	20	(d)
Toyota Auto Receivables Owner Trust, Ser. 2017-B, Class A2A, 1.46%, due 1/15/20	12	12
Verizon Owner Trust, Ser. 2017-1A, Class A, 2.06%, due 9/20/21	200	198	(c)
Total Asset-Backed Securities (Cost $391)		404
	Number of Shares
Exchange-Traded Funds 3.0%
SPDR Bloomberg Barclays Short Term High Yield Bond ETF (Cost $689)	25,155	680

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Number of Shares	Value (000's omitted)
Master Limited Partnerships 3.4%
Hotels, Restaurants & Leisure 0.4%
Cedar Fair LP	1,600	$82
Oil, Gas & Consumable Fuels 3.0%
Antero Midstream Partners LP	2,300	69
Dominion Energy Midstream Partners LP	3,975	72
Energy Transfer Equity LP	9,560	149
Enterprise Products Partners LP	5,100	137
EQT GP Holdings LP	2,200	35
EQT Midstream Partners LP	1,725	79
NuStar Energy LP	900	21
Western Gas Equity Partners LP	4,450	128
		690
Total Master Limited Partnerships (Cost $952)		772
	Number of Shares	Value (000's omitted)
Investment Companies(j) 20.8%
Neuberger Berman Emerging Markets Debt Fund Institutional Class	183,733	$1,475	(k)
Neuberger Berman Floating Rate Income Fund Institutional Class	93,067	917	(k)
Neuberger Berman High Income Bond Fund Class R6	229,178	1,916	(k)
Neuberger Berman Long Short Credit Fund Class R6	51,167	468	(k)
Total Investment Companies (Cost $4,981)		4,776
Total Options Purchased(l) 0.0%(a) (Cost $4)		2
	Number of Shares	Value (000's omitted)
Short-Term Investments 4.5%
Investment Companies 4.5%
State Street Institutional U.S. Government Money Market Fund Premier Class, 2.09%(m) (Cost $1,026)	1,026,118	$1,026	(k)
Total Investments 111.5% (Cost $25,912)		25,539
Liabilities Less Other Assets (11.5)%		(2,641	)(n)
Net Assets 100.0%		$22,898

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2018 amounted to approximately $55,000, which represents 0.2% of net assets of the Fund.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to approximately $636,000, which represents 2.8% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(d)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2018 and changes periodically.

  Benchmarks for Variable/Floating Rates:

  ICE = Intercontinental Exchange

  LIBOR = London Interbank Offered Rate

(e)  Perpetual Bond Security. The rate reflected was the rate in effect on October 31, 2018. The maturity date reflects the next call date.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

(f)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at October 31, 2018 amounted to approximately $2,795,000, which represents 12.2% of net assets of the Fund.

(g)  Rate shown was the discount rate at the date of purchase.

(h)  All or a portion of the security is pledged as collateral for futures and/or options written.

(i)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(j)  Affiliated company as defined under the Investment Company Act of 1940, as amended (see Note F of Notes to Financial Statements).

(k)  All or a portion of this security is segregated in connection with obligations for to be announced securities, futures, forward foreign currency contracts, options written and/or swaps with a total value of approximately $5,800,000.

(l)  See "Purchased option contracts" under Derivative Instruments.

(m)  Represents 7-day effective yield as of October 31, 2018.

(n)  Includes the impact of the Fund's open positions in derivatives at October 31, 2018.

Derivative Instruments

Futures contracts ("futures")

At October 31, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
11/2018	2	HSCEI Index	$129,215	$(179)
11/2018	2	IBEX 35 Index	201,304	(2,754)
12/2018	5	Euro-Bund	907,593	4,575
12/2018	1	Euro-OAT	172,118	1,319
12/2018	6	Euro STOXX 50 Index	217,061	(12,765)
12/2018	25	MSCI Emerging Markets Index	1,195,875	(92,223)
12/2018	5	S&P 500 E-Mini Index	677,775	(27,152)
12/2018	3	Topix Index	436,301	(9,305)
12/2018	1	U.S. Treasury Ultra Long Bond	125,109	(672)
12/2018	14	U.S. Treasury Note, 10 Year	1,658,125	(25,154)
12/2018	14	U.S. Treasury Note, 2 Year	2,949,188	(8,265)
12/2018	12	U.S. Treasury Note, 5 Year	1,348,594	(10,968)
Total Long Positions			$10,018,258	$(183,543)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2018	4	Euro-Bund	$(726,074)	$489
12/2018	2	Euro-OAT	(344,235)	74
12/2018	2	FTSE100 Index	(181,786)	9,344
12/2018	3	Mini-DAX Index	(194,660)	11,867
12/2018	3	MSCI World Index	(174,300)	12,990
12/2018	1	United Kingsom Long Gilt Bond	(156,465)	(1,994)
12/2018	15	U.S. Treasury Long Bond	(2,071,875)	78,035
12/2018	3	U.S. Treasury Note, 10 Year	(355,313)	5,358
12/2018	5	U.S. Treasury Ultra Long Bond	(746,094)	39,948
Total Short Positions			$(4,950,802)	$156,111
Total Futures				$(27,432)

At October 31, 2018, the Fund had $317,279 deposited in a segregated account to cover margin requirements on open futures. The Fund had securities pledged in the amount of $99,868 to cover collateral requirements on open futures.

For the year ended October 31, 2018, the average notional value of futures for the Fund was $7,499,663 for long positions and $(4,908,498) for short positions.

Forward foreign currency contracts ("forward contracts")

At October 31, 2018, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
501,582	AUD	355,511	USD	Citibank, N.A.	1/17/2019	$4
170,264	AUD	120,680	USD	Citibank, N.A.	1/17/2019	1
377,589	USD	531,154	AUD	Royal Bank of Canada	1/17/2019	1,113
40,590	USD	57,193	AUD	Royal Bank of Canada	1/17/2019	52
227,873	USD	320,428	AUD	Standard Chartered Bank	1/17/2019	757
14,268	USD	20,063	AUD	Standard Chartered Bank	1/17/2019	47
70,785	USD	99,546	AUD	State Street Bank and Trust Company	1/17/2019	228
25,663	USD	36,090	AUD	State Street Bank and Trust Company	1/17/2019	83
323,460	USD	423,008	CAD	Citibank, N.A.	1/17/2019	1,615
81,779	USD	105,855	CAD	Citibank, N.A.	1/17/2019	1,239
505,178	USD	653,518	CAD	Goldman Sachs International	1/17/2019	7,949
80,542	USD	104,207	CAD	Goldman Sachs International	1/17/2019	1,256
555,630	USD	719,158	CAD	JPMorgan Chase Bank N.A.	1/17/2019	8,459
96,215	USD	124,401	CAD	Royal Bank of Canada	1/17/2019	1,565
44,758	USD	58,130	CAD	Royal Bank of Canada	1/17/2019	530
153,905	USD	201,650	CAD	Royal Bank of Canada	1/17/2019	480
135,127	USD	174,650	CAD	Standard Chartered Bank	1/17/2019	2,244

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
548,377	USD	709,051	CAD	State Street Bank and Trust Company	1/17/2019	$8,895
40,202	USD	52,641	CAD	State Street Bank and Trust Company	1/17/2019	150
223,483	USD	219,923	CHF	Citibank, N.A.	1/17/2019	3,374
63,924	USD	62,906	CHF	Citibank, N.A.	1/17/2019	965
15,061	USD	14,835	CHF	Goldman Sachs International	1/17/2019	214
77,841	USD	76,554	CHF	JPMorgan Chase Bank N.A.	1/17/2019	1,222
55,953	USD	55,028	CHF	JPMorgan Chase Bank N.A.	1/17/2019	878
498,648	USD	490,480	CHF	Royal Bank of Canada	1/17/2019	7,753
511,996	USD	503,256	CHF	Societe Generale	1/17/2019	8,314
279,149	USD	274,395	CHF	Standard Chartered Bank	1/17/2019	4,522
175,546	USD	172,650	CHF	State Street Bank and Trust Company	1/17/2019	2,750
14,890	USD	14,744	CHF	State Street Bank and Trust Company	1/17/2019	133
387,296	USD	334,629	EUR	Citibank, N.A.	1/17/2019	5,578
189,737	USD	163,510	EUR	Citibank, N.A.	1/17/2019	3,218
62,801	USD	54,393	EUR	Citibank, N.A.	1/17/2019	754
602,927	USD	520,617	EUR	Goldman Sachs International	1/17/2019	9,048
213,260	USD	183,751	EUR	Goldman Sachs International	1/17/2019	3,652
169,658	USD	146,497	EUR	Goldman Sachs International	1/17/2019	2,546
49,002	USD	42,813	EUR	Goldman Sachs International	1/17/2019	164
97,747	USD	83,674	EUR	Royal Bank of Canada	1/17/2019	2,298
41,561	USD	36,433	EUR	Royal Bank of Canada	1/17/2019	2
10,460	USD	9,024	EUR	Societe Generale	1/17/2019	166
2,355,242	USD	2,032,791	EUR	State Street Bank and Trust Company	1/17/2019	36,396
15,804	USD	13,794	EUR	State Street Bank and Trust Company	1/17/2019	68
172,050	GBP	220,086	USD	Royal Bank of Canada	1/17/2019	727
12,589	GBP	16,143	USD	Royal Bank of Canada	1/17/2019	14
177,035	USD	134,476	GBP	Citibank, N.A.	1/17/2019	4,445
154,445	USD	118,515	GBP	Citibank, N.A.	1/17/2019	2,340
81,282	USD	61,742	GBP	Citibank, N.A.	1/17/2019	2,041
251,008	USD	190,106	GBP	Goldman Sachs International	1/17/2019	7,021
176,359	USD	133,969	GBP	Goldman Sachs International	1/17/2019	4,420
129,269	USD	98,497	GBP	Goldman Sachs International	1/17/2019	2,856
205,934	USD	155,774	GBP	Standard Chartered Bank	1/17/2019	6,009
176,573	USD	133,565	GBP	Standard Chartered Bank	1/17/2019	5,153
833,953	USD	631,104	GBP	State Street Bank and Trust Company	1/17/2019	23,979
224,126	USD	169,610	GBP	State Street Bank and Trust Company	1/17/2019	6,444
42,638,255	JPY	379,601	USD	Citibank, N.A.	1/17/2019	837
43,097,207	JPY	383,946	USD	Royal Bank of Canada	1/17/2019	587
57,356,420	JPY	510,995	USD	Standard Chartered Bank	1/17/2019	765
34,465,737	JPY	306,954	USD	State Street Bank and Trust Company	1/17/2019	565
143,254	USD	16,006,579	JPY	Citibank, N.A.	1/17/2019	436
107,090	USD	11,967,329	JPY	Citibank, N.A.	1/17/2019	312
165,602	USD	18,357,690	JPY	Royal Bank of Canada	1/17/2019	1,806

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
75,460	USD	8,454,577	JPY	Royal Bank of Canada	1/17/2019	$25
185,734	USD	20,754,993	JPY	State Street Bank and Trust Company	1/17/2019	549
51,956	USD	999,944	MXN	Citibank, N.A.	1/17/2019	3,315
289,838	USD	2,387,711	NOK	Citibank, N.A.	1/17/2019	5,558
89,279	USD	730,253	NOK	Goldman Sachs International	1/17/2019	2,336
15,521	USD	129,835	NOK	Goldman Sachs International	1/17/2019	63
588,303	USD	4,845,559	NOK	JPMorgan Chase Bank N.A.	1/17/2019	11,394
114,567	USD	930,103	NOK	Royal Bank of Canada	1/17/2019	3,829
273,044	USD	2,236,421	NOK	Standard Chartered Bank	1/17/2019	6,777
68,042	USD	557,316	NOK	Standard Chartered Bank	1/17/2019	1,689
40,655	USD	333,284	NOK	State Street Bank and Trust Company	1/17/2019	974
12,024	USD	100,156	NOK	State Street Bank and Trust Company	1/17/2019	100
945,674	NZD	610,546	USD	Citibank, N.A.	1/17/2019	7,086
1,425,280	NZD	921,109	USD	Goldman Sachs International	1/17/2019	9,761
352,107	NZD	227,554	USD	Goldman Sachs International	1/17/2019	2,411
192,998	NZD	124,339	USD	Goldman Sachs International	1/17/2019	1,711
135,549	NZD	87,708	USD	State Street Bank and Trust Company	1/17/2019	821
168,669	USD	256,920	NZD	Citibank, N.A.	1/17/2019	871
237,844	USD	361,963	NZD	Goldman Sachs International	1/17/2019	1,441
15,528	USD	23,644	NZD	Goldman Sachs International	1/17/2019	86
199,949	USD	305,154	NZD	Royal Bank of Canada	1/17/2019	649
50,953	USD	77,925	NZD	Royal Bank of Canada	1/17/2019	59
193,721	SEK	21,319	USD	Royal Bank of Canada	1/17/2019	10
200,974	USD	1,797,287	SEK	Citibank, N.A.	1/17/2019	3,084
534,636	USD	4,831,024	SEK	Citibank, N.A.	1/17/2019	2,717
85,054	USD	769,737	SEK	Citibank, N.A.	1/17/2019	302
924,792	USD	8,355,958	SEK	Goldman Sachs International	1/17/2019	4,760
536,689	USD	4,849,252	SEK	Goldman Sachs International	1/17/2019	2,762
116,759	USD	1,037,497	SEK	Goldman Sachs International	1/17/2019	2,526
66,426	USD	600,029	SEK	JPMorgan Chase Bank N.A.	1/17/2019	360
98,772	USD	889,331	SEK	Societe Generale	1/17/2019	852
Total unrealized appreciation						$280,317
185,378	AUD	131,583	USD	Goldman Sachs International	1/17/2019	(189)
1,033,769	AUD	733,656	USD	Goldman Sachs International	1/17/2019	(931)
1,072,167	AUD	760,906	USD	Goldman Sachs International	1/17/2019	(966)
462,760	AUD	330,912	USD	Goldman Sachs International	1/17/2019	(2,913)
115,029	AUD	81,794	USD	Societe Generale	1/17/2019	(263)
18,793	AUD	13,324	USD	State Street Bank and Trust Company	1/17/2019	(3)
27,165	AUD	19,302	USD	State Street Bank and Trust Company	1/17/2019	(48)
148,361	USD	209,653	AUD	Citibank, N.A.	1/17/2019	(239)
295,188	USD	416,974	AUD	Citibank, N.A.	1/17/2019	(359)
160,264	USD	226,121	AUD	JPMorgan Chase Bank N.A.	1/17/2019	(8)
697,871	USD	984,643	AUD	JPMorgan Chase Bank N.A.	1/17/2019	(34)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
12,181	USD	17,210	AUD	State Street Bank and Trust Company	1/17/2019	$(17)
32,620	CAD	25,120	USD	Citibank, N.A.	1/17/2019	(301)
247,334	CAD	189,358	USD	Citibank, N.A.	1/17/2019	(1,174)
746,472	CAD	576,693	USD	Citibank, N.A.	1/17/2019	(8,740)
194,403	CAD	149,492	USD	Goldman Sachs International	1/17/2019	(1,580)
287,822	CAD	222,490	USD	Goldman Sachs International	1/17/2019	(3,501)
208,794	CAD	161,317	USD	JPMorgan Chase Bank N.A.	1/17/2019	(2,456)
688,453	CAD	532,616	USD	Societe Generale	1/17/2019	(8,807)
103,485	CAD	80,066	USD	Standard Chartered Bank	1/17/2019	(1,330)
22,457	CAD	17,158	USD	State Street Bank and Trust Company	1/17/2019	(71)
211,539	CAD	163,603	USD	State Street Bank and Trust Company	1/17/2019	(2,654)
18,656	CHF	18,785	USD	Citibank, N.A.	1/17/2019	(114)
187,004	CHF	189,843	USD	Citibank, N.A.	1/17/2019	(2,681)
12,055	CHF	12,268	USD	Goldman Sachs International	1/17/2019	(203)
123,565	CHF	125,754	USD	Goldman Sachs International	1/17/2019	(2,085)
576,034	CHF	586,223	USD	Goldman Sachs International	1/17/2019	(9,701)
120,164	CHF	123,011	USD	Royal Bank of Canada	1/17/2019	(2,745)
188,640	CHF	191,908	USD	Standard Chartered Bank	1/17/2019	(3,109)
19,136	CHF	19,291	USD	State Street Bank and Trust Company	1/17/2019	(139)
289,063	CHF	293,911	USD	State Street Bank and Trust Company	1/17/2019	(4,604)
158,306	EUR	181,807	USD	Citibank, N.A.	1/17/2019	(1,224)
262,653	EUR	300,960	USD	Citibank, N.A.	1/17/2019	(1,346)
102,862	EUR	118,825	USD	Citibank, N.A.	1/17/2019	(1,488)
249,630	EUR	288,919	USD	Citibank, N.A.	1/17/2019	(4,161)
168,572	EUR	196,504	USD	Citibank, N.A.	1/17/2019	(4,211)
32,217	EUR	37,319	USD	Goldman Sachs International	1/17/2019	(568)
283,252	EUR	327,553	USD	JPMorgan Chase Bank N.A.	1/17/2019	(4,441)
1,451,664	EUR	1,678,704	USD	JPMorgan Chase Bank N.A.	1/17/2019	(22,761)
198,446	EUR	226,911	USD	Royal Bank of Canada	1/17/2019	(539)
114,038	EUR	132,096	USD	Royal Bank of Canada	1/17/2019	(2,011)
53,345	EUR	61,838	USD	Standard Chartered Bank	1/17/2019	(986)
214,314	EUR	248,434	USD	Standard Chartered Bank	1/17/2019	(3,962)
17,212	EUR	19,911	USD	State Street Bank and Trust Company	1/17/2019	(276)
69,642	EUR	79,907	USD	State Street Bank and Trust Company	1/17/2019	(465)
296,135	EUR	343,109	USD	State Street Bank and Trust Company	1/17/2019	(5,302)
9,166	GBP	11,957	USD	Citibank, N.A.	1/17/2019	(193)
212,708	GBP	273,812	USD	Citibank, N.A.	1/17/2019	(817)
132,294	GBP	174,668	USD	Goldman Sachs International	1/17/2019	(4,878)
348,990	GBP	460,772	USD	Goldman Sachs International	1/17/2019	(12,869)
42,294	GBP	55,668	USD	JPMorgan Chase Bank N.A.	1/17/2019	(1,387)
697,411	GBP	917,939	USD	JPMorgan Chase Bank N.A.	1/17/2019	(22,865)
250,977	GBP	331,712	USD	Royal Bank of Canada	1/17/2019	(9,602)
103,937	GBP	137,425	USD	Societe Generale	1/17/2019	(4,030)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
9,308	GBP	11,985	USD	State Street Bank and Trust Company	1/17/2019	$(39)
15,468	USD	12,104	GBP	Goldman Sachs International	1/17/2019	(66)
1,957,058	JPY	17,594	USD	Citibank, N.A.	1/17/2019	(132)
10,449,861	JPY	93,722	USD	Citibank, N.A.	1/17/2019	(483)
14,061,111	JPY	126,330	USD	Citibank, N.A.	1/17/2019	(870)
3,218,525	JPY	28,808	USD	Goldman Sachs International	1/17/2019	(91)
21,002,979	JPY	187,541	USD	Goldman Sachs International	1/17/2019	(143)
6,884,596	JPY	61,561	USD	State Street Bank and Trust Company	1/17/2019	(133)
7,275,467	JPY	65,737	USD	State Street Bank and Trust Company	1/17/2019	(822)
32,794	USD	3,683,547	JPY	Citibank, N.A.	1/17/2019	(72)
87,673	USD	9,832,746	JPY	Goldman Sachs International	1/17/2019	(60)
89,286	USD	10,013,650	JPY	Goldman Sachs International	1/17/2019	(61)
367,285	USD	41,192,273	JPY	Goldman Sachs International	1/17/2019	(252)
106,029	USD	11,911,893	JPY	JPMorgan Chase Bank N.A.	1/17/2019	(254)
258,707	USD	29,064,526	JPY	JPMorgan Chase Bank N.A.	1/17/2019	(620)
58,313	USD	6,535,802	JPY	Royal Bank of Canada	1/17/2019	(2)
131,401	USD	14,748,487	JPY	Societe Generale	1/17/2019	(192)
83,681	USD	9,392,736	JPY	Standard Chartered Bank	1/17/2019	(125)
424,220	USD	47,632,682	JPY	State Street Bank and Trust Company	1/17/2019	(781)
999,944	MXN	51,789	USD	Goldman Sachs International	1/17/2019	(3,148)
361,563	NOK	43,536	USD	Citibank, N.A.	1/17/2019	(489)
2,666,547	NOK	323,654	USD	Citibank, N.A.	1/17/2019	(6,176)
3,564,005	NOK	432,625	USD	Citibank, N.A.	1/17/2019	(8,296)
480,082	NOK	58,250	USD	Goldman Sachs International	1/17/2019	(1,091)
727,219	NOK	88,214	USD	Goldman Sachs International	1/17/2019	(1,632)
2,147,908	NOK	260,548	USD	Goldman Sachs International	1/17/2019	(4,819)
970,604	NOK	117,842	USD	JPMorgan Chase Bank N.A.	1/17/2019	(2,282)
151,927	NOK	18,117	USD	Royal Bank of Canada	1/17/2019	(28)
684,874	NOK	81,892	USD	Royal Bank of Canada	1/17/2019	(351)
1,510,617	NOK	184,249	USD	Royal Bank of Canada	1/17/2019	(4,395)
2,030,667	NOK	247,827	USD	Societe Generale	1/17/2019	(6,057)
125,727	NOK	15,061	USD	State Street Bank and Trust Company	1/17/2019	(92)
1,266,597	NOK	154,503	USD	State Street Bank and Trust Company	1/17/2019	(3,703)
20,763	NZD	13,572	USD	Royal Bank of Canada	1/17/2019	(11)
31,237	NZD	20,432	USD	State Street Bank and Trust Company	1/17/2019	(31)
247,876	USD	383,935	NZD	Citibank, N.A.	1/17/2019	(2,877)
132,850	USD	205,786	NZD	JPMorgan Chase Bank N.A.	1/17/2019	(1,551)
541,570	USD	838,896	NZD	JPMorgan Chase Bank N.A.	1/17/2019	(6,324)
107,833	USD	166,797	NZD	Royal Bank of Canada	1/17/2019	(1,104)
366,673	USD	566,486	NZD	Societe Generale	1/17/2019	(3,306)
45,667	USD	70,543	NZD	Standard Chartered Bank	1/17/2019	(406)
554,680	USD	856,832	NZD	Standard Chartered Bank	1/17/2019	(4,928)
16,034	USD	24,610	NZD	State Street Bank and Trust Company	1/17/2019	(39)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
349,517	USD	540,161	NZD	State Street Bank and Trust Company	1/17/2019	$(3,270)
949,841	SEK	105,116	USD	Citibank, N.A.	1/17/2019	(534)
1,478,454	SEK	165,501	USD	Citibank, N.A.	1/17/2019	(2,716)
1,620,592	SEK	179,423	USD	Goldman Sachs International	1/17/2019	(987)
151,378	SEK	16,758	USD	JPMorgan Chase Bank N.A.	1/17/2019	(91)
831,580	SEK	93,582	USD	Royal Bank of Canada	1/17/2019	(2,021)
3,440,601	SEK	381,852	USD	Royal Bank of Canada	1/17/2019	(3,025)
1,313,544	SEK	145,874	USD	Standard Chartered Bank	1/17/2019	(1,246)
1,946,597	SEK	216,177	USD	Standard Chartered Bank	1/17/2019	(1,847)
2,789,507	SEK	309,678	USD	State Street Bank and Trust Company	1/17/2019	(2,540)
17,448,826	SEK	1,937,087	USD	State Street Bank and Trust Company	1/17/2019	(15,886)
15,527	USD	141,056	SEK	Goldman Sachs International	1/17/2019	(4)
20,807	USD	189,548	SEK	Royal Bank of Canada	1/17/2019	(63)
Total unrealized depreciation						$(274,911)
Total net unrealized appreciation						$5,406

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

EUR = Euro

GBP = Pound Sterling

JPY = Japanese Yen

MXN = Mexican Peso

NOK = Norwegian Krone

NZD = New Zealand Dollar

SEK = Swedish Krona

For the year ended October 31, 2018, the Fund's instruments in forward contracts had an average notional value of $34,390,614.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Total return swap contracts ("total return swaps")

At October 31, 2018, the Fund had outstanding total return swaps as follows:

Over-the-counter total return swaps — Long

Counterparty	Reference Entity	Notional Amount(o)		Maturity Date	Variable-Rate(n)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Citibank, N.A.	S&P 500 Financials Sector Total Return Index		$113,814	4/26/2019	2.53	%(a)	$(6,510)	$(198)	$(6,708)
Citibank, N.A.	S&P 500 Financials Sector Total Return Index		114,539	12/13/2018	2.45	%(b)	(5,763)	(451)	(6,214)
Goldman Sachs International	S&P Industry Sector Total Return Index		183,121	12/19/2018	2.56	%(c)	(3,938)	(203)	(4,141)
JPMorgan Chase Bank N.A.	STOXX Europe 600 Travel & Leisure (Net Return) Index	EUR	183,811	11/15/2018	(0.44	)%(d)	(15,162)	217	(14,945)
JPMorgan Chase Bank N.A.	S&P 500 Total Return Index		$123,498	4/3/2019	2.78	%(e)	5,700	(513)	5,187
JPMorgan Chase Bank N.A.	MSCI Europe ex UK Financials (Net Return) Index	EUR	87,016	9/17/2019	(0.69	)%(f)	(6,816)	35	(6,781)
Total							$(32,489)	$(1,113)	$(33,602)

Over-the-counter total return swaps — Short

Counterparty	Reference Entity	Notional Amount(o)	Maturity Date	Variable-Rate(n)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Citibank, N.A.	S&P 500 Total Return Index	$(122,076)	12/13/2018	2.27	%(g)	$1,997	$410	$2,407
Citibank, N.A.	S&P 500 Consumer Discretionary Sector Total Return Index	(129,632)	4/26/2019	2.45	%(h)	5,115	399	5,514
Goldman Sachs International	S&P 500 Consumer Durables & Apparel Group Total Return Index	(209,599)	12/19/2018	2.45	%(i)	17,898	170	18,068

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(o)			Maturity Date	Variable-Rate(n)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPMorgan Chase Bank N.A.	FTSE 100 Net Tax Index	GBP	(94,4	27)	11/15/2018	(0.34	)%(j)	$4,144	$(101)	$4,043
JPMorgan Chase Bank N.A.	STOXX Europe 600 (Net Return) Index	EUR	(104,002)		11/15/2018	(0.66	)%(k)	5,060	(192)	4,868
JPMorgan Chase Bank N.A.	S&P 500 Utilities Sector Total Return Index		$(107,194)		4/3/2019	2.65	%(l)	(10,294)	147	(10,147)
JPMorgan Chase Bank N.A.	MSCI Daily Total Return Gross Europe ex UK Index	EUR	(97,223)		9/17/2019	(0.10	)%(m)	4,891	(6)	4,885
Total								$28,811	$827	$29,638

(a)  Fund pays 1-month USD LIBOR plus 0.25%. Payment frequency—monthly. Fund receives return on reference entity. Payment frequency—upon termination.

(b)  Fund pays 3-month USD LIBOR plus 0.12%. Payment frequency—quarterly. Fund receives return on reference entity. Payment frequency—upon termination.

(c)  Fund pays 1-month USD LIBOR plus 0.28%. Payment frequency—monthly. Fund receives return on reference entity. Payment frequency—upon termination.

(d)  Fund receives 3-month EURIBOR minus 0.12%. Payment frequency—quarterly. Fund pays return on reference entity. Payment frequency—quarterly.

(e)  Fund pays 1-month USD LIBOR plus 0.50%. Payment frequency—monthly. Fund receives return on reference entity. Payment frequency—upon termination.

(f)  Fund receives 1-month EURIBOR minus 0.32%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(g)  Fund receives 3-month USD LIBOR minus 0.06%. Payment frequency—quarterly. Fund pays return on reference entity. Payment frequency—upon termination.

(h)  Fund receives 3-month USD LIBOR plus 0.12%. Payment frequency—quarterly. Fund pays return on reference entity. Payment frequency—upon termination.

(i)  Fund receives 1-month USD LIBOR plus 0.17%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(j)  Fund pays 3-month EURIBOR minus 0.02%. Payment frequency—quarterly in EUR currency. Fund receives return on reference entity. Payment frequency—quarterly in EUR currency.

(k)  Fund pays 3-month EURIBOR minus 0.34%. Payment frequency—quarterly. Fund receives return on reference entity. Payment frequency—quarterly.

(l)  Fund receives 1-month USD LIBOR plus 0.37%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

(m)  Fund pays 1-month EURIBOR plus 0.27%. Payment frequency—monthly. Fund receives return on reference entity. Payment frequency—upon termination.

(n)  Effective rate at October 31, 2018.

(o)  Notional amount is stated in the currency in which the contract is denominated.

EUR = Euro

For the year ended October 31, 2018, the average notional value of total return swaps was $853,400 for long positions and $(1,038,114) for short positions.

Purchased option contracts ("options purchased")

At October 31, 2018, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
S&P 500 Mini Index	9	$244,053	$292	11/7/2018	$—	(a)(b)
S&P 500 Mini Index	9	244,053	306	11/7/2018	—	(a)(b)
S&P 500 Mini Index	9	244,053	307	11/7/2018	—	(a)(b)
S&P 500 Mini Index	9	244,053	292	11/14/2018	—	(a)(b)
S&P 500 Mini Index	10	271,170	305	11/14/2018	—	(a)(b)
S&P 500 Mini Index	10	271,170	292	11/21/2018	75
Total calls					$75
Puts
Index
S&P 500 Mini Index	8	$216,936	$239	11/7/2018	$76
S&P 500 Mini Index	18	488,106	250	11/7/2018	423
S&P 500 Mini Index	9	244,053	250	11/14/2018	540
S&P 500 Mini Index	9	244,053	240	11/14/2018	225
S&P 500 Mini Index	11	298,287	240	11/21/2018	457
Total puts					$1,721
Total options purchased (cost $4,496)					$1,796

(a)  Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees.

(b)  Value determined using significant unobservable inputs.

Written option contracts ("options written")

At October 31, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
S&P 500 Mini Index	9	$(244,053)	$268	11/7/2018	$(4,563)
S&P 500 Mini Index	9	(244,053)	283	11/7/2018	(86)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
S&P 500 Mini Index	9	$(244,053)	$284	11/7/2018	$(63)
S&P 500 Mini Index	9	(244,053)	270	11/14/2018	(4,230)
S&P 500 Mini Index	10	(271,170)	285	11/14/2018	(190)
S&P 500 Mini Index	10	(271,170)	271	11/21/2018	(4,755)
Total calls					$(13,887)
Puts
Index
S&P 500 Mini Index	8	$(216,936)	$263	11/7/2018	$(996)
S&P 500 Mini Index	9	(244,053)	272	11/7/2018	(3,578)
S&P 500 Mini Index	9	(244,053)	275	11/7/2018	(5,144)
S&P 500 Mini Index	9	(244,053)	262	11/14/2018	(1,746)
S&P 500 Mini Index	9	(244,053)	273	11/14/2018	(5,031)
S&P 500 Mini Index	11	(298,287)	260	11/21/2018	(2,321)
Total puts					$(18,816)
Total options written (premium received $36,300)					$(32,703)

For the year ended October 31, 2018, the Fund had an average market value of $955 in options purchased and $(16,751) in options written. At October 31, 2018, the Fund had securities pledged in the amount of $611,468 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(c)	Total
Investments:
Common Stocks
Automobiles	$82	$25	$—	$107
Banks	414	30	—	444
Beverages	93	17	—	110
Communications Equipment	78	21	—	99
Containers & Packaging	77	5	—	82
Diversified Telecommunication Services	263	14	—	277
Electric Utilities	376	47	—	423
Equity Real Estate Investment Trusts	1,179	75	—	1,254
Food & Staples Retailing	147	23	—	170
Gas Utilities	8	16	—	24
Hotels, Restaurants & Leisure	185	22	—	207
Industrial Conglomerates	38	17	—	55
Metals & Mining	149	54	—	203
Oil, Gas & Consumable Fuels	950	7	—	957

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Asset Valuation Inputs (cont'd)
(000's omitted)	Level 1	Level 2	Level 3(c)	Total
Real Estate Management & Development	$68	$20	$—	$88
Semiconductors & Semiconductor Equipment	155	9	—	164
Technology Hardware, Storage & Peripherals	161	20	—	181
Tobacco	65	18	—	83
Trading Companies & Distributors	12	87	—	99
Transportation Infrastructure	3	8	—	11
Wireless Telecommunication Services	23	20	—	43
Other Common Stocks(a)	3,079	—	—	3,079
Total Common Stocks	7,605	555	—	8,160
Preferred Stocks(a)	495	—	—	495
Convertible Bonds(a)	—	270	—	270
Corporate Bonds(a)	—	2,272	—	2,272
Mortgage-Backed Securities(a)	—	3,543	—	3,543
U.S. Treasury Obligations	—	3,021	—	3,021
U.S. Government Agency Securities	—	118	—	118
Asset-Backed Securities	—	404	—	404
Exchange-Traded Funds	680	—	—	680
Master Limited Partnerships(a)	772	—	—	772
Investment Companies	—	4,776	—	4,776
Options Purchased(b)(d)	2	—	—	2
Short-Term Investments	—	1,026	—	1,026
Total Investments	$9,554	$15,985	$—	$25,539

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.

(c)  The reconciliation between beginning and ending balances of investments in which unobservable inputs (Level 3) were used is not presented as all values rounded to less than $1,000.

(d)  As of the year ended October 31, 2018, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Futures(a)
Assets	$164	$—	$—	$164
Liabilities	(191)	—	—	(191)
See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Other Financial Instruments (cont'd)
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Forward Contracts(a)
Assets	$—	$280	$—	$280
Liabilities	—	(275)	—	(275)
Swaps
Assets	—	45	—	45
Liabilities	—	(49)	—	(49)
Options Written(c)
Liabilities	(33)	—	—	(33)
Total	$(60)	$1	$—	$(59)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

(b)  The reconciliation between beginning and ending balances of investments in which unobservable inputs (Level 3) were used is not presented as all values rounded to less than $1,000.

(c)  As of the year ended October 31, 2018, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund
October 31, 2018

	Number of Shares	Value (000's omitted)
Common Stocks 33.4%
Austria 1.2%
IMMOFINANZ AG	391	$9	*
Oesterreichische Post AG	1,923	78
Telekom Austria AG	4,023	30	*
UNIQA Insurance Group AG	7,636	72
		189
Belgium 1.2%
Ageas	1,030	51
Colruyt SA	995	58
KBC Group NV	9	1
UCB SA	960	81
		191
France 3.6%
Capgemini SE	183	22
Credit Agricole SA	6,620	85
Dassault Systemes SA	174	22
Eiffage SA	300	29
Engie SA	5,860	78
Klepierre SA	1,975	67
Orange SA	5,719	90
Renault SA	355	27
Sanofi	1,143	102
SCOR SE	396	18
TOTAL SA	364	22
		562
Germany 2.2%
Bayerische Motoren Werke AG	527	45
Bayerische Motoren Werke AG, Preference Shares	1,125	85
Covestro AG	706	46	(a)
E.ON SE	1,623	16
Evonik Industries AG	473	15
HUGO BOSS AG	750	53
Talanx AG	1,818	65
Vonovia SE	387	18
		343
Italy 0.4%
Eni SpA	2,455	44
Poste Italiane SpA	2,697	19	(a)
		63
Japan 9.4%
Aisin Seiki Co. Ltd.	800	31
Astellas Pharma, Inc.	5,100	79
Canon, Inc.	2,000	57
Chubu Electric Power Co., Inc.	4,000	58
	Number of Shares	Value (000's omitted)
Daiichi Sankyo Co. Ltd.	900	$34
Haseko Corp.	1,200	15
ITOCHU Corp.	4,000	74
Japan Post Bank Co. Ltd.	4,900	57
Japan Post Holdings Co. Ltd.	5,300	63
Japan Post Insurance Co. Ltd.	1,500	36
Japan Retail Fund Investment Corp.	38	70
Japan Tobacco, Inc.	2,400	62
JXTG Holdings, Inc.	8,500	57
KDDI Corp.	1,100	27
Kewpie Corp.	2,700	62
Marubeni Corp.	2,300	19
Mitsubishi Chemical Holdings Corp.	2,100	16
Mitsui & Co. Ltd.	4,300	72
Mizuho Financial Group, Inc.	33,900	58
NEC Corp.	600	17
Nippon Telegraph & Telephone Corp.	1,600	66
Nissan Motor Co. Ltd.	5,600	51
Nomura Real Estate Master Fund, Inc.	9	12
NTT DOCOMO, Inc.	2,900	72
Orix JREIT, Inc.	6	9
Sekisui House Ltd.	4,600	68
Sumitomo Corp.	4,400	67
Teijin Ltd.	2,600	45
Tokio Marine Holdings, Inc.	300	14
Toyota Motor Corp.	800	47
United Urban Investment Corp.	11	17
Yamada Denki Co. Ltd.	3,700	17
		1,449
Netherlands 2.8%
ASM International NV	508	22
ASR Nederland NV	516	23
Heineken Holding NV	806	70
Koninklijke Ahold Delhaize NV	3,850	88
Koninklijke DSM NV	896	79
Royal Dutch Shell PLC, A Shares	2,552	81
Wolters Kluwer NV	1,350	77
		440
Portugal 0.7%
EDP—Energias de Portugal SA	18,939	66
	Number of Shares	Value (000's omitted)
NOS SGPS SA	8,349	$47
		113
Russia 0.5%
Evraz PLC	10,328	72
South Africa 0.4%
Anglo American PLC	2,907	62
Spain 2.1%
Aena SME SA	202	32	(a)
Amadeus IT Group SA	276	22
Bankinter SA	7,973	66
Cia de Distribucion Integral Logista Holdings SA	1,809	44
Enagas SA	784	21
Endesa SA	1,517	32
Merlin Properties Socimi SA	2,976	37
Repsol SA	558	10
Telefonica SA	7,348	60
		324
Switzerland 0.4%
Ferguson PLC	833	56
United Kingdom 8.2%
Aviva PLC	8,330	46
Berkeley Group Holdings PLC	1,477	66
BP PLC	7,866	57
British Land Co. PLC	6,492	49
Centrica PLC	8,241	16
Derwent London PLC	1,389	52
Direct Line Insurance Group PLC	14,997	63
GlaxoSmithKline PLC	3,172	61
HSBC Holdings PLC	7,760	64
Imperial Brands PLC	1,452	49
International Consolidated Airlines Group SA	8,644	67
Land Securities Group PLC	2,213	24
Legal & General Group PLC	15,619	50
Lloyds Banking Group PLC	80,437	59
Marks & Spencer Group PLC	1,930	7
National Grid PLC	5,965	63
Pearson PLC	6,043	70
Phoenix Group Holdings	7,341	57

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

	Number of Shares	Value (000's omitted)
RELX PLC	92	$2
Rio Tinto PLC	1,074	52
Royal Mail PLC	3,260	15
SSE PLC	2,768	40
Tate & Lyle PLC	7,245	62
Tesco PLC	22,687	62
Vodafone Group PLC	28,669	54
WM Morrison Supermarkets PLC	17,529	56
		1,263
United States 0.3%
Carnival PLC	911	49
Total Common Stocks (Cost $5,645)		5,176
	Number of Shares	Value (000's omitted)
Short-Term Investments 30.1%
Investment Companies 30.1%
State Street Institutional Treasury Money Market Fund Premier Class, 2.09%(b) (Cost $4,655)	4,654,919	$4,655	(c)
Total Investments 63.5% (Cost $10,300)		9,831
Other Assets Less Liabilities 36.5%		5,644	(d)
Net Assets 100.0%		$15,475

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2018 amounted to approximately $97,000, which represents 0.6% of net assets of the Fund.

(b)  Represents 7-day effective yield as of October 31, 2018.

(c)  All or a portion of this security is segregated in connection with obligations for options written, futures, forward foreign currency contracts and/or swaps with a total value of approximately $4,655,000.

(d)  Includes the impact of the Fund's open positions in derivatives at October 31, 2018.

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Insurance	$577	3.7%
Banks	390	2.5%
Pharmaceuticals	357	2.3%
Equity Real Estate Investment Trusts	337	2.2%
Oil, Gas & Consumable Fuels	292	1.9%
Trading Companies & Distributors	288	1.9%
Food & Staples Retailing	264	1.7%
Automobiles	255	1.6%
Diversified Telecommunication Services	246	1.6%
Chemicals	201	1.3%
Electric Utilities	196	1.3%
Metals & Mining	186	1.2%
Multi-Utilities	173	1.1%
Wireless Telecommunication Services	153	1.0%
Household Durables	149	1.0%
Air Freight & Logistics	137	0.9%
Food Products	124	0.8%
Media	117	0.8%
Tobacco	111	0.7%
Professional Services	79	0.5%
Technology Hardware, Storage & Peripherals	74	0.5%
Beverages	70	0.5%
Airlines	67	0.4%
Textiles, Apparel & Luxury Goods	53	0.3%
Hotels, Restaurants & Leisure	49	0.3%
IT Services	44	0.3%
Transportation Infrastructure	32	0.2%
Auto Components	31	0.2%
Construction & Engineering	29	0.2%
Real Estate Management & Development	27	0.2%
Semiconductors & Semiconductor Equipment	22	0.1%
Software	22	0.1%
Specialty Retail	17	0.1%
Multiline Retail	7	0.0%
Short-Term Investments and Other Assets—Net	10,299	66.6%
	$15,475	100.0%

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
11/2018	1	Low Sulphur Gasoil	$70,925	$(325)
12/2018	9	WTI Crude Oil	587,790	(56,390)
12/2018	1	New York Harbor ULSD	94,559	(2,407)
12/2018	9	Cotton No.2	345,870	(42,300)
12/2018	8	Euro-BTP	1,102,205	(1,155)
12/2018	6	Euro-Bund	1,089,111	4,474
12/2018	7	Euro-OAT	1,204,823	612
12/2018	8	Low Sulphur Gasoil	559,200	1,400
12/2018	1	Nikkei 225 Index	108,975	(4,525)
12/2018	3	Soybean Meal	91,920	(4,770)
12/2018	1	SPI 200 Future	102,646	(6,249)
12/2018	1	NASDAQ 100 E-Mini Index	139,510	(12,351)
12/2018	1	S&P 500 E-Mini Index	135,555	(10,495)
1/2019	8	Brent Crude Oil	600,320	(9,840)
3/2019	9	Cocoa	202,770	4,090
Total Long Positions			$6,436,179	$(140,231)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2018	1	Cocoa	$(22,340)	$(477)
12/2018	1	Japanese Government Bond, 10 Year	(1,334,958)	(4,343)
12/2018	22	Corn	(399,575)	4,937
12/2018	8	Lean Hogs	(187,040)	(11,665)
12/2018	6	Australian Dollar	(424,620)	750
12/2018	2	Euro	(283,888)	7,813
12/2018	4	Japanese Yen	(443,775)	7,400
12/2018	2	Mexican Peso	(48,920)	2,060
12/2018	6	New Zealand Dollar	(391,380)	(995)
12/2018	4	Pound Sterling	(319,900)	6,250
12/2018	1	Swiss Franc	(124,475)	2,212
12/2018	13	Canadian Bond, 10 Year	(1,304,987)	22,249

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2018	3	Canadian Dollar	$(227,985)	$465
12/2018	7	Coffee 'C'	(295,838)	(17,990)
12/2018	3	U.S. Treasury Long Bond	(414,375)	2,594
12/2018	18	U.S. Treasury Note, 10 Year	(2,131,875)	20,641
12/2018	1	Euro STOXX 50 Index	(36,177)	(1,167)
12/2018	1	Copper	(66,475)	1,188
12/2018	1	Gold 100 Oz.	(121,500)	450
12/2018	1	Silver	(71,410)	2,185
12/2018	2	U.K. Long Gilt Bond	(312,929)	(5,598)
12/2018	4	Live Cattle	(187,120)	1,434
1/2019	11	Soybean	(468,463)	24,000
Total Short Positions			$(9,620,005)	$64,393
Total Futures				$(75,838)

At October 31, 2018, the Fund had $494,513 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2018, the average notional value of futures for the Fund was $4,353,428 for long positions and $(4,525,053) for short positions.

Forward foreign currency contracts ("forward contracts")

At October 31, 2018, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
300,000	USD	298,845	CHF	Morgan Stanley Capital Services LLC	12/21/2018	$1,797
100,000	USD	68,275,000	CLP	Morgan Stanley Capital Services LLC	12/3/2018	1,873
200,000	USD	1,392,103	CNY	Morgan Stanley Capital Services LLC	12/3/2018	607
100,000	USD	2,260,973	CZK	Morgan Stanley Capital Services LLC	12/3/2018	1,199
1,100,000	USD	963,792	EUR	Morgan Stanley Capital Services LLC	12/21/2018	3,502
800,000	USD	622,786	GBP	Morgan Stanley Capital Services LLC	12/21/2018	1,933
300,000	USD	85,304,520	HUF	Morgan Stanley Capital Services LLC	12/21/2018	1,267
100,000	USD	365,774	ILS	Morgan Stanley Capital Services LLC	12/3/2018	1,429
100,000	USD	113,324,400	KRW	Morgan Stanley Capital Services LLC	12/3/2018	636
1,100,000	USD	9,997,108	SEK	Morgan Stanley Capital Services LLC	12/21/2018	2,331
100,000	USD	3,281,060	THB	Morgan Stanley Capital Services LLC	12/3/2018	954
5,228,583	TRY	900,000	USD	Morgan Stanley Capital Services LLC	12/21/2018	7,811
200,000	USD	6,173,560	TWD	Morgan Stanley Capital Services LLC	12/3/2018	144
Total unrealized appreciation						$25,483
1,849,450	BRL	500,000	USD	Morgan Stanley Capital Services LLC	12/21/2018	(5,064)
695,539	CNY	100,000	USD	Morgan Stanley Capital Services LLC	12/3/2018	(377)
17,622,269	MXN	900,000	USD	Morgan Stanley Capital Services LLC	12/21/2018	(39,003)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
59,302,080	RUB	900,000	USD	Morgan Stanley Capital Services LLC	12/21/2018	$(4,996)
3,287,120	THB	100,000	USD	Morgan Stanley Capital Services LLC	12/3/2018	(771)
3,085,840	TWD	100,000	USD	Morgan Stanley Capital Services LLC	12/3/2018	(102)
1,100,000	USD	33,954,360	TWD	Morgan Stanley Capital Services LLC	12/21/2018	(742)
Total unrealized depreciation						$(51,055)
Total net unrealized depreciation						$(25,572)

BRL = Brazilian Real(a)

CHF = Swiss Franc

CLP = Chilean Peso(a)

CNY = Chinese Yuan Renminbi(a)

CZK = Czech Koruna

EUR = Euro

GBP = Pound Sterling

HUF = Hungarian Forint

ILS = Israeli Shekel

KRW = South Korean Won(a)

MXN = Mexican Peso

RUB = Russian Ruble(a)

SEK = Swedish Krona

THB = Thai Baht

TRY = Turkish Lira

TWD = New Taiwan Dollar(a)

(a)  Non-deliverable forward contracts.

For the year ended October 31, 2018, the Fund's investments in forward contracts had an average notional value of $11,627,752.

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Total return swap contracts ("total return swaps")

At October 31, 2018, the Fund had outstanding total return swaps as follows:

Over-the-counter total return swaps — Long

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(a)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Accenture PLC	$102,611	11/18/2019	2.73	%(b)	$2,652	$(129)	$2,523
Morgan Stanley & Co. International PLC	Accenture PLC	2,837	11/18/2019	2.73	%(b)	(31)	(4)	(35)
Morgan Stanley & Co. International PLC	Aetna, Inc.	27,776	11/18/2019	2.73	%(b)	3,184	(32)	3,152
Morgan Stanley & Co. International PLC	Aflac, Inc.	26,660	11/18/2019	2.73	%(b)	(933)	(36)	(969)
Morgan Stanley & Co. International PLC	AGNC Investment Corp.	112,767	11/18/2019	2.73	%(b)	(8,448)	(156)	(8,604)
Morgan Stanley & Co. International PLC	Allstate Corp.	32,162	11/18/2019	2.73	%(b)	495	(41)	454
Morgan Stanley & Co. International PLC	Amazon.com, Inc.	86,293	11/18/2019	2.73	%(b)	(803)	(112)	(915)
Morgan Stanley & Co. International PLC	Amazon.com, Inc.	4,794	11/18/2019	2.74	%(b)	(666)	(6)	(672)
Morgan Stanley & Co. International PLC	American Electric Power Co., Inc.	26,043	11/18/2019	2.73	%(b)	108	(33)	75
Morgan Stanley & Co. International PLC	American Electric Power Co., Inc.	25,603	11/18/2019	2.73	%(b)	(30)	(14)	(44)
Morgan Stanley & Co. International PLC	Amphenol Corp.	24,255	11/18/2019	2.73	%(b)	(51)	(31)	(82)
Morgan Stanley & Co. International PLC	Amphenol Corp.	24,523	11/18/2019	2.73	%(b)	637	(31)	606
Morgan Stanley & Co. International PLC	Amphenol Corp.	27,119	11/18/2019	2.73	%(b)	843	(34)	809
Morgan Stanley & Co. International PLC	Amphenol Corp.	25,597	11/18/2019	2.73	%(b)	64	(33)	31
Morgan Stanley & Co. International PLC	Amphenol Corp.	4,386	11/18/2019	2.73	%(b)	30	(6)	24
Morgan Stanley & Co. International PLC	Annaly Capital Management, Inc.	111,255	11/18/2019	2.73	%(b)	(7,738)	(153)	(7,891)
Morgan Stanley & Co. International PLC	Apollo Commercial Real Estate Finance, Inc.	29,169	11/18/2019	2.73	%(b)	99	(37)	62
Morgan Stanley & Co. International PLC	Apollo Commercial Real Estate Finance, Inc.	17,288	11/18/2019	2.74	%(b)	(126)	(18)	(144)
Morgan Stanley & Co. International PLC	Apple Hospitality REIT, Inc.	93,721	11/18/2019	2.73	%(b)	(17,020)	(143)	(17,163)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(a)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Apple, Inc.	$140,289	11/18/2019	2.73	%(b)	$19,841	$(155)	$19,686
Morgan Stanley & Co. International PLC	Archer-Daniels- Midland Co.	105,368	11/18/2019	2.73	%(b)	7,701	(126)	7,575
Morgan Stanley & Co. International PLC	Avangrid, Inc.	1,269	11/18/2019	2.73	%(b)	(168)	(2)	(170)
Morgan Stanley & Co. International PLC	Bank of NT Butterfield & Son Ltd.	67,002	11/18/2019	2.73	%(b)	(11,086)	(101)	(11,187)
Morgan Stanley & Co. International PLC	Bank of NT Butterfield & Son Ltd.	15,189	11/18/2019	2.73	%(b)	(2,837)	(23)	(2,860)
Morgan Stanley & Co. International PLC	Bank of NT Butterfield & Son Ltd.	4,553	11/18/2019	2.73	%(b)	(753)	(7)	(760)
Morgan Stanley & Co. International PLC	BB&T Corp.	74,772	11/18/2019	2.73	%(b)	(5,044)	(103)	(5,147)
Morgan Stanley & Co. International PLC	BB&T Corp.	5,014	11/18/2019	2.73	%(b)	(169)	(7)	(176)
Morgan Stanley & Co. International PLC	Blackstone Mortgage Trust, Inc.	25,339	11/18/2019	2.73	%(b)	1,369	(31)	1,338
Morgan Stanley & Co. International PLC	Blackstone Mortgage Trust, Inc.	25,710	11/18/2019	2.73	%(b)	490	(136)	354
Morgan Stanley & Co. International PLC	Blackstone Mortgage Trust, Inc.	28,375	11/18/2019	2.73	%(b)	457	(48)	409
Morgan Stanley & Co. International PLC	Blackstone Mortgage Trust, Inc.	24,563	11/18/2019	2.74	%(b)	323	(26)	297
Morgan Stanley & Co. International PLC	Booz Allen Hamilton Holding Corp	24,126	11/18/2019	2.73	%(b)	(1,040)	(32)	(1,072)
Morgan Stanley & Co. International PLC	Booz Allen Hamilton Holding Corp.	24,572	11/18/2019	2.73	%(b)	(1,020)	(33)	(1,053)
Morgan Stanley & Co. International PLC	Booz Allen Hamilton Holding Corp.	25,662	11/18/2019	2.73	%(b)	(148)	(33)	(181)
Morgan Stanley & Co. International PLC	Booz Allen Hamilton Holding Corp.	25,860	11/18/2019	2.73	%(b)	85	(14)	71
Morgan Stanley & Co. International PLC	Bristol-Myers Squibb Co.	106,134	11/18/2019	2.73	%(b)	(3,647)	(141)	(3,788)
Morgan Stanley & Co. International PLC	Broadridge Financial Solutions, Inc.	8,420	11/18/2019	2.73	%(b)	198	(11)	187
Morgan Stanley & Co. International PLC	Broadridge Financial Solutions, Inc.	22,452	11/18/2019	2.73	%(b)	(2,528)	(134)	(2,662)
Morgan Stanley & Co. International PLC	Cable One, Inc.	16,123	11/18/2019	2.73	%(b)	352	(12)	340
Morgan Stanley & Co. International PLC	Carnival Corp.	97,285	11/18/2019	2.73	%(b)	(11,313)	(140)	(11,453)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(a)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	CDW Corp.	$110,622	11/18/2019	2.73	%(b)	$11,200	$(128)	$11,072
Morgan Stanley & Co. International PLC	CDW Corp.	4,140	11/18/2019	2.73	%(b)	360	(5)	355
Morgan Stanley & Co. International PLC	CenterPoint Energy, Inc.	84,055	11/18/2019	2.73	%(b)	3,621	(104)	3,517
Morgan Stanley & Co. International PLC	Chevron Corp.	117,344	11/18/2019	2.73	%(b)	(10,244)	(164)	(10,408)
Morgan Stanley & Co. International PLC	Chimera Investment Corp.	132,060	11/18/2019	2.73	%(b)	2,155	(167)	1,988
Morgan Stanley & Co. International PLC	Cigna Corp.	142,184	11/18/2019	2.73	%(b)	27,414	(148)	27,266
Morgan Stanley & Co. International PLC	Cinemark Holdings, Inc.	27,145	11/18/2019	2.73	%(b)	1,263	(20)	1,243
Morgan Stanley & Co. International PLC	Cinemark Holdings, Inc.	27,311	11/18/2019	2.73	%(b)	1,520	(20)	1,500
Morgan Stanley & Co. International PLC	Cinemark Holdings, Inc.	26,771	11/18/2019	2.73	%(b)	794	(20)	774
Morgan Stanley & Co. International PLC	Cisco Systems, Inc.	118,675	11/18/2019	2.73	%(b)	7,194	(144)	7,050
Morgan Stanley & Co. International PLC	Cogent Communications Holdings, Inc.	23,807	11/18/2019	2.73	%(b)	(1,858)	(33)	(1,891)
Morgan Stanley & Co. International PLC	Cognizant Technology Solutions Corp.	2,623	11/18/2019	2.73	%(b)	(205)	(4)	(209)
Morgan Stanley & Co. International PLC	Cognizant Technology Solutions Corp.	22,297	11/18/2019	2.73	%(b)	(2,586)	(32)	(2,618)
Morgan Stanley & Co. International PLC	Cognizant Technology Solutions Corp.	20,640	11/18/2019	2.73	%(b)	(3,043)	(31)	(3,074)
Morgan Stanley & Co. International PLC	Cognizant Technology Solutions Corp.	19,812	11/18/2019	2.73	%(b)	(2,705)	(29)	(2,734)
Morgan Stanley & Co. International PLC	Cognizant Technology Solutions Corp.	3,659	11/18/2019	2.73	%(b)	(675)	(6)	(681)
Morgan Stanley & Co. International PLC	Columbia Sportswear Co.	25,549	11/18/2019	2.73	%(b)	(107)	(20)	(127)
Morgan Stanley & Co. International PLC	Comcast Corp.	27,690	11/18/2019	2.73	%(b)	1,955	(33)	1,922
Morgan Stanley & Co. International PLC	Comerica, Inc.	20,798	11/18/2019	2.73	%(b)	(3,113)	(31)	(3,144)
Morgan Stanley & Co. International PLC	Comerica, Inc.	20,798	11/18/2019	2.73	%(b)	(3,600)	(19)	(3,619)
Morgan Stanley & Co. International PLC	Comerica, Inc.	20,635	11/18/2019	2.73	%(b)	(3,480)	(31)	(3,511)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(a)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Comerica, Inc.	$21,450	11/18/2019	2.73	%(b)	$(2,960)	$(31)	$(2,991)
Morgan Stanley & Co. International PLC	Comerica, Inc.	6,362	11/18/2019	2.73	%(b)	(1,200)	(10)	(1,210)
Morgan Stanley & Co. International PLC	Comerica, Inc.	8,319	11/18/2019	2.74	%(b)	(239)	(9)	(248)
Morgan Stanley & Co. International PLC	Comerica, Inc.	4,649	11/18/2019	2.73	%(b)	29	(2)	27
Morgan Stanley & Co. International PLC	Conagra Brands, Inc.	110,360	11/18/2019	2.73	%(b)	(5,476)	(149)	(5,625)
Morgan Stanley & Co. International PLC	Cracker Barrel Old Country Store, Inc.	635	11/18/2019	2.73	%(b)	7	(1)	6
Morgan Stanley & Co. International PLC	Cummins, Inc.	98,007	11/18/2019	2.73	%(b)	(5,604)	(134)	(5,738)
Morgan Stanley & Co. International PLC	Deckers Outdoor Corp.	59,007	11/18/2019	2.73	%(b)	9,147	(64)	9,083
Morgan Stanley & Co. International PLC	Deckers Outdoor Corp.	24,544	11/18/2019	2.73	%(b)	1,522	(18)	1,504
Morgan Stanley & Co. International PLC	Deckers Outdoor Corp.	25,307	11/18/2019	2.73	%(b)	2,341	(30)	2,311
Morgan Stanley & Co. International PLC	Deckers Outdoor Corp.	11,700	11/18/2019	2.74	%(b)	1,499	(11)	1,488
Morgan Stanley & Co. International PLC	Dollar General Corp.	26,063	11/18/2019	2.74	%(b)	99	(28)	71
Morgan Stanley & Co. International PLC	Dollar General Corp.	26,174	11/18/2019	2.73	%(b)	231	(14)	217
Morgan Stanley & Co. International PLC	Eaton Corp. PLC	107,218	11/18/2019	2.73	%(b)	(7,894)	(148)	(8,042)
Morgan Stanley & Co. International PLC	Emerson Electric Co	123,881	11/18/2019	2.73	%(b)	(5,286)	(166)	(5,452)
Morgan Stanley & Co. International PLC	Encompass Health Corp.	114,343	11/18/2019	2.73	%(b)	5,511	(140)	5,371
Morgan Stanley & Co. International PLC	Exelon Corp.	25,541	11/18/2019	2.73	%(b)	(231)	(33)	(264)
Morgan Stanley & Co. International PLC	Exelon Corp.	26,505	11/18/2019	2.73	%(b)	740	(33)	707
Morgan Stanley & Co. International PLC	Exelon Corp.	25,892	11/18/2019	2.73	%(b)	(128)	(33)	(161)
Morgan Stanley & Co. International PLC	Exelon Corp.	25,410	11/18/2019	2.73	%(b)	159	(13)	146
Morgan Stanley & Co. International PLC	Exxon Mobil Corp.	111,950	11/18/2019	2.73	%(b)	1,761	(142)	1,619

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(a)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Fidelity National Information Services, Inc.	$54,548	11/18/2019	2.73	%(b)	$898	$(69)	$829
Morgan Stanley & Co. International PLC	Fidelity National Information Services, Inc.	24,672	11/18/2019	2.73	%(b)	(158)	(32)	(190)
Morgan Stanley & Co. International PLC	Fidelity National Information Services, Inc.	14,262	11/18/2019	2.73	%(b)	(452)	(19)	(471)
Morgan Stanley & Co. International PLC	Fidelity National Information Services, Inc.	9,057	11/18/2019	2.73	%(b)	(218)	(12)	(230)
Morgan Stanley & Co. International PLC	Fidelity National Information Services, Inc.	3,227	11/18/2019	2.73	%(b)	30	(4)	26
Morgan Stanley & Co. International PLC	First Hawaiian, Inc.	23,467	11/18/2019	2.73	%(b)	(3,302)	(35)	(3,337)
Morgan Stanley & Co. International PLC	FirstEnergy Corp.	25,686	11/18/2019	2.73	%(b)	1,622	(31)	1,591
Morgan Stanley & Co. International PLC	FirstEnergy Corp.	24,679	11/18/2019	2.73	%(b)	671	(31)	640
Morgan Stanley & Co. International PLC	FirstEnergy Corp.	17,186	11/18/2019	2.73	%(b)	(496)	(23)	(519)
Morgan Stanley & Co. International PLC	FirstEnergy Corp.	6,002	11/18/2019	2.73	%(b)	(156)	(3)	(159)
Morgan Stanley & Co. International PLC	Flowers Foods, Inc.	31,224	11/18/2019	2.73	%(b)	(1,142)	(25)	(1,167)
Morgan Stanley & Co. International PLC	Flowers Foods, Inc.	22,438	11/18/2019	2.73	%(b)	(1,425)	(18)	(1,443)
Morgan Stanley & Co. International PLC	Ford Motor Co.	11,374	11/18/2019	2.73	%(b)	(2,259)	(18)	(2,277)
Morgan Stanley & Co. International PLC	Gaming and Leisure Properties, Inc.	24,594	11/18/2019	2.73	%(b)	(976)	(33)	(1,009)
Morgan Stanley & Co. International PLC	Garmin Ltd.	122,793	11/18/2019	2.73	%(b)	10,604	(145)	10,459
Morgan Stanley & Co. International PLC	Garrett Motion, Inc.	576	11/18/2019	2.73	%(b)	(122)	(1)	(123)
Morgan Stanley & Co. International PLC	Hawaiian Electric Industries, Inc.	103,619	11/18/2019	2.73	%(b)	9,427	(121)	9,306
Morgan Stanley & Co. International PLC	Hill-Rom Holdings, Inc.	82,567	11/18/2019	2.73	%(b)	(6,723)	(115)	(6,838)
Morgan Stanley & Co. International PLC	Hill-Rom Holdings, Inc.	6,222	11/18/2019	2.73	%(b)	(661)	(9)	(670)
Morgan Stanley & Co. International PLC	Hill-Rom Holdings, Inc.	8,156	11/18/2019	2.74	%(b)	(555)	(9)	(564)
Morgan Stanley & Co. International PLC	Hill-Rom Holdings, Inc.	3,027	11/18/2019	2.73	%(b)	(56)	(2)	(58)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(a)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	HollyFrontier Corp.	$35,271	11/18/2019	2.73	%(b)	$(3,879)	$(50)	$(3,929)
Morgan Stanley & Co. International PLC	Honeywell International, Inc.	55,611	11/18/2019	2.73	%(b)	(1,300)	(73)	(1,373)
Morgan Stanley & Co. International PLC	Honeywell International, Inc.	24,330	11/18/2019	2.73	%(b)	(972)	(13)	(985)
Morgan Stanley & Co. International PLC	Hospitality Properties Trust	87,697	11/18/2019	2.73	%(b)	(10,770)	(127)	(10,897)
Morgan Stanley & Co. International PLC	Humana, Inc.	66,004	11/18/2019	2.73	%(b)	5,777	(78)	5,699
Morgan Stanley & Co. International PLC	International Business Machines Corp.	76,068	11/18/2019	2.73	%(b)	(17,000)	(120)	(17,120)
Morgan Stanley & Co. International PLC	International Paper Co.	68,766	11/18/2019	2.73	%(b)	(11,501)	(104)	(11,605)
Morgan Stanley & Co. International PLC	Interpublic Group of Cos, Inc.	25,777	11/18/2019	2.73	%(b)	(208)	(33)	(241)
Morgan Stanley & Co. International PLC	Interpublic Group of Cos, Inc.	25,870	11/18/2019	2.73	%(b)	49	(33)	16
Morgan Stanley & Co. International PLC	Intuit, Inc.	5,275	11/18/2019	2.73	%(b)	222	(6)	216
Morgan Stanley & Co. International PLC	Intuit, Inc.	18,146	11/18/2019	2.73	%(b)	536	(23)	513
Morgan Stanley & Co. International PLC	Intuit, Inc.	25,953	11/18/2019	2.73	%(b)	312	(33)	279
Morgan Stanley & Co. International PLC	Intuit, Inc.	1,688	11/18/2019	2.73	%(b)	(44)	(2)	(46)
Morgan Stanley & Co. International PLC	Intuit, Inc.	5,697	11/18/2019	2.73	%(b)	(130)	(7)	(137)
Morgan Stanley & Co. International PLC	Intuit, Inc.	9,917	11/18/2019	2.73	%(b)	317	(12)	305
Morgan Stanley & Co. International PLC	Investors BanCorp., Inc.	22,762	11/18/2019	2.73	%(b)	(3,169)	(33)	(3,202)
Morgan Stanley & Co. International PLC	John Wiley & Sons, Inc.	23,106	11/18/2019	2.73	%(b)	(2,797)	(20)	(2,817)
Morgan Stanley & Co. International PLC	John Wiley & Sons, Inc.	24,137	11/18/2019	2.73	%(b)	(1,333)	(19)	(1,352)
Morgan Stanley & Co. International PLC	Johnson & Johnson	25,758	11/18/2019	2.74	%(b)	630	(27)	603
Morgan Stanley & Co. International PLC	JPMorgan Chase & Co.	110,328	11/18/2019	2.73	%(b)	3,121	(138)	2,983
Morgan Stanley & Co. International PLC	Kansas City Southern	53,529	11/18/2019	2.73	%(b)	(4,172)	(74)	(4,246)
See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(a)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	KAR Auction Services, Inc.	$28,242	11/18/2019	2.73	%(b)	$2,016	$(34)	$1,982
Morgan Stanley & Co. International PLC	Kimberly-Clark Corp.	94,183	11/18/2019	2.73	%(b)	(484)	(122)	(606)
Morgan Stanley & Co. International PLC	Kohl's Corp.	119,881	11/18/2019	2.73	%(b)	14,300	(136)	14,164
Morgan Stanley & Co. International PLC	Leidos Holdings, Inc.	30,187	11/18/2019	2.73	%(b)	2,322	(36)	2,286
Morgan Stanley & Co. International PLC	Leidos Holdings, Inc.	25,653	11/18/2019	2.73	%(b)	1,134	(32)	1,102
Morgan Stanley & Co. International PLC	Lockheed Martin Corp.	24,096	11/18/2019	2.73	%(b)	(1,915)	(33)	(1,948)
Morgan Stanley & Co. International PLC	LyondellBasell Industries NV	97,929	11/18/2019	2.73	%(b)	(24,339)	(158)	(24,497)
Morgan Stanley & Co. International PLC	Marathon Petroleum Corp.	33,393	11/18/2019	2.73	%(b)	(3,397)	(47)	(3,444)
Morgan Stanley & Co. International PLC	Marathon Petroleum Corp.	23,389	11/18/2019	2.74	%(b)	(3,196)	(28)	(3,224)
Morgan Stanley & Co. International PLC	Marathon Petroleum Corp.	16,133	11/18/2019	2.73	%(b)	(377)	(9)	(386)
Morgan Stanley & Co. International PLC	Maxim Integrated Products, Inc.	51,521	11/18/2019	2.73	%(b)	(9,122)	(78)	(9,200)
Morgan Stanley & Co. International PLC	McDonald's Corp.	122,946	11/18/2019	2.73	%(b)	11,310	(144)	11,166
Morgan Stanley & Co. International PLC	Medical Properties Trust, Inc.	51,341	11/18/2019	2.73	%(b)	4,884	(60)	4,824
Morgan Stanley & Co. International PLC	Medical Properties Trust, Inc.	17,951	11/18/2019	2.73	%(b)	(92)	(23)	(115)
Morgan Stanley & Co. International PLC	Medical Properties Trust, Inc.	28,710	11/18/2019	2.73	%(b)	277	(15)	262
Morgan Stanley & Co. International PLC	Merck & Co., Inc.	67,942	11/18/2019	2.73	%(b)	14,033	(70)	13,963
Morgan Stanley & Co. International PLC	MFA Financial, Inc.	116,958	11/18/2019	2.73	%(b)	(14,286)	(169)	(14,455)
Morgan Stanley & Co. International PLC	Microsoft Corp.	25,741	11/18/2019	2.73	%(b)	1,861	(31)	1,830
Morgan Stanley & Co. International PLC	Microsoft Corp.	25,741	11/18/2019	2.73	%(b)	(206)	(33)	(239)
Morgan Stanley & Co. International PLC	Microsoft Corp.	24,887	11/18/2019	2.73	%(b)	(484)	(33)	(517)
Morgan Stanley & Co. International PLC	Microsoft Corp.	21,896	11/18/2019	2.73	%(b)	(565)	(121)	(686)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(a)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Mondelez International, Inc.	$25,524	11/18/2019	2.74	%(b)	$422	$(27)	$395
Morgan Stanley & Co. International PLC	Mondelez International, Inc.	26,279	11/18/2019	2.73	%(b)	447	(14)	433
Morgan Stanley & Co. International PLC	Motorola Solutions, Inc.	111,652	11/18/2019	2.73	%(b)	11,728	(129)	11,599
Morgan Stanley & Co. International PLC	MSC Industrial Direct Co., Inc.	25,210	11/18/2019	2.74	%(b)	(475)	(27)	(502)
Morgan Stanley & Co. International PLC	MSC Industrial Direct Co., Inc.	26,263	11/18/2019	2.73	%(b)	468	(14)	454
Morgan Stanley & Co. International PLC	New Residential Investment Corp.	29,574	11/18/2019	2.73	%(b)	(424)	(39)	(463)
Morgan Stanley & Co. International PLC	Newmont Mining Corp.	7,854	11/18/2019	2.73	%(b)	(2,036)	(13)	(2,049)
Morgan Stanley & Co. International PLC	Newmont Mining Corp.	19,634	11/18/2019	2.73	%(b)	(4,849)	(32)	(4,881)
Morgan Stanley & Co. International PLC	Newmont Mining Corp.	22,850	11/18/2019	2.73	%(b)	(4,261)	(35)	(4,296)
Morgan Stanley & Co. International PLC	Newmont Mining Corp.	11,348	11/18/2019	2.73	%(b)	(1,892)	(17)	(1,909)
Morgan Stanley & Co. International PLC	Newmont Mining Corp.	25,447	11/18/2019	2.73	%(b)	678	(32)	646
Morgan Stanley & Co. International PLC	Newmont Mining Corp.	19,634	11/18/2019	2.73	%(b)	815	(24)	791
Morgan Stanley & Co. International PLC	Nexstar Media Group, Inc.	23,665	11/18/2019	2.73	%(b)	(2,249)	(33)	(2,282)
Morgan Stanley & Co. International PLC	Nexstar Media Group, Inc.	24,189	11/18/2019	2.73	%(b)	(1,569)	(33)	(1,602)
Morgan Stanley & Co. International PLC	Nexstar Media Group, Inc.	24,714	11/18/2019	2.74	%(b)	(906)	(27)	(933)
Morgan Stanley & Co. International PLC	NextEra Energy, Inc.	26,565	11/18/2019	2.73	%(b)	2,032	(32)	2,000
Morgan Stanley & Co. International PLC	NextEra Energy, Inc.	25,358	11/18/2019	2.73	%(b)	1,396	(31)	1,365
Morgan Stanley & Co. International PLC	NextEra Energy, Inc.	25,013	11/18/2019	2.73	%(b)	830	(31)	799
Morgan Stanley & Co. International PLC	NextEra Energy, Inc.	5,348	11/18/2019	2.73	%(b)	157	(7)	150
Morgan Stanley & Co. International PLC	NextEra Energy, Inc.	16,388	11/18/2019	2.73	%(b)	217	(21)	196
Morgan Stanley & Co. International PLC	NIKE, Inc.	82,769	11/18/2019	2.73	%(b)	4,537	(101)	4,436

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(a)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Norfolk Southern Corp.	$34,405	11/18/2019	2.73	%(b)	$3,318	$(40)	$3,278
Morgan Stanley & Co. International PLC	Norfolk Southern Corp.	23,664	11/18/2019	2.73	%(b)	(1,164)	(32)	(1,196)
Morgan Stanley & Co. International PLC	Norfolk Southern Corp.	26,181	11/18/2019	2.73	%(b)	(1,586)	(36)	(1,622)
Morgan Stanley & Co. International PLC	Norfolk Southern Corp.	11,580	11/18/2019	2.73	%(b)	(1,303)	(17)	(1,320)
Morgan Stanley & Co. International PLC	Norfolk Southern Corp.	9,398	11/18/2019	2.73	%(b)	608	(5)	603
Morgan Stanley & Co. International PLC	Nucor Corp.	80,167	11/18/2019	2.73	%(b)	(4,890)	(110)	(5,000)
Morgan Stanley & Co. International PLC	Occidental Petroleum Corp.	23,273	11/18/2019	2.74	%(b)	(2,102)	(27)	(2,129)
Morgan Stanley & Co. International PLC	Occidental Petroleum Corp.	24,346	11/18/2019	2.73	%(b)	(1,298)	(14)	(1,312)
Morgan Stanley & Co. International PLC	Omnicom Group, Inc.	27,498	11/18/2019	2.73	%(b)	1,537	(33)	1,504
Morgan Stanley & Co. International PLC	Omnicom Group, Inc.	26,681	11/18/2019	2.73	%(b)	938	(33)	905
Morgan Stanley & Co. International PLC	ONEOK, Inc.	36,933	11/18/2019	2.73	%(b)	(398)	(48)	(446)
Morgan Stanley & Co. International PLC	ONEOK, Inc.	25,584	11/18/2019	2.74	%(b)	(728)	(28)	(756)
Morgan Stanley & Co. International PLC	ONEOK, Inc.	25,650	11/18/2019	2.73	%(b)	(120)	(14)	(134)
Morgan Stanley & Co. International PLC	Park Hotels & Resorts, Inc.	24,913	11/18/2019	2.74	%(b)	(674)	(27)	(701)
Morgan Stanley & Co. International PLC	Paychex, Inc.	327	11/18/2019	2.73	%(b)	(1)	(0)	(1)
Morgan Stanley & Co. International PLC	PBF Energy, Inc.	11,634	11/18/2019	2.73	%(b)	(1,008)	(16)	(1,024)
Morgan Stanley & Co. International PLC	PepsiCo, Inc.	20,678	11/18/2019	2.73	%(b)	(483)	(27)	(510)
Morgan Stanley & Co. International PLC	PepsiCo., Inc.	84,285	11/18/2019	2.73	%(b)	8,455	(98)	8,357
Morgan Stanley & Co. International PLC	Pfizer, Inc.	126,166	11/18/2019	2.73	%(b)	21,546	(135)	21,411
Morgan Stanley & Co. International PLC	Phillips 66	119,991	11/18/2019	2.73	%(b)	(16,334)	(176)	(16,510)
Morgan Stanley & Co. International PLC	PNC Financial Services Group, Inc.	116,155	11/18/2019	2.73	%(b)	(11,541)	(165)	(11,706)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(a)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Portland General Electric Co.	$27,003	11/18/2019	2.73	%(b)	$1,961	$(32)	$1,929
Morgan Stanley & Co. International PLC	Quest Diagnostics, Inc.	108,509	11/18/2019	2.73	%(b)	(14,120)	(158)	(14,278)
Morgan Stanley & Co. International PLC	Raytheon Co.	77,543	11/18/2019	2.73	%(b)	(15,060)	(119)	(15,179)
Morgan Stanley & Co. International PLC	Raytheon Co.	9,277	11/18/2019	2.73	%(b)	(1,000)	(13)	(1,013)
Morgan Stanley & Co. International PLC	Raytheon Co.	2,100	11/18/2019	2.73	%(b)	(270)	(13)	(283)
Morgan Stanley & Co. International PLC	Raytheon Co.	4,901	11/18/2019	2.73	%(b)	(458)	(3)	(461)
Morgan Stanley & Co. International PLC	Resideo Technologies, Inc.	1,937	11/18/2019	2.75	%(b)	(439)	—	(439)
Morgan Stanley & Co. International PLC	Select, Income REIT	62,365	11/18/2019	2.73	%(b)	(8,563)	(91)	(8,654)
Morgan Stanley & Co. International PLC	Service Corp. International	55,031	11/18/2019	2.73	%(b)	6,122	(63)	6,059
Morgan Stanley & Co. International PLC	Service Corp. International	14,639	11/18/2019	2.73	%(b)	1,999	(16)	1,983
Morgan Stanley & Co. International PLC	Shutterfly, Inc.	17,050	11/18/2019	2.73	%(b)	(14,324)	(40)	(14,364)
Morgan Stanley & Co. International PLC	Sirius XM Holdings, Inc.	23,406	11/18/2019	2.73	%(b)	(3,758)	(35)	(3,793)
Morgan Stanley & Co. International PLC	Sirius XM Holdings, Inc.	25,380	11/18/2019	2.73	%(b)	(1,039)	(28)	(1,067)
Morgan Stanley & Co. International PLC	Spirit Realty Capital, Inc.	23,241	11/18/2019	2.73	%(b)	(1,446)	(32)	(1,478)
Morgan Stanley & Co. International PLC	Spirit Realty Capital, Inc.	26,830	11/18/2019	2.74	%(b)	321	(28)	293
Morgan Stanley & Co. International PLC	Spirit Realty Capital, Inc.	25,869	11/18/2019	2.73	%(b)	(154)	(14)	(168)
Morgan Stanley & Co. International PLC	Steel Dynamics, Inc.	46,411	11/18/2019	2.73	%(b)	(10,626)	(73)	(10,699)
Morgan Stanley & Co. International PLC	STERIS PLC	24,595	11/18/2019	2.73	%(b)	1,200	(30)	1,170
Morgan Stanley & Co. International PLC	Synovus Financial Corp.	19,381	11/18/2019	2.73	%(b)	(6,593)	(33)	(6,626)
Morgan Stanley & Co. International PLC	Synovus Financial Corp.	19,156	11/18/2019	2.73	%(b)	(6,230)	(136)	(6,366)
Morgan Stanley & Co. International PLC	Synovus Financial Corp.	10,930	11/18/2019	2.73	%(b)	(3,974)	(19)	(3,993)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(a)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Synovus Financial Corp.	$19,832	11/18/2019	2.73	%(b)	$(4,919)	$(32)	$(4,951)
Morgan Stanley & Co. International PLC	Target Corp.	138,909	11/18/2019	2.73	%(b)	19,805	(154)	19,651
Morgan Stanley & Co. International PLC	Telephone & Data Systems, Inc.	25,589	11/18/2019	2.73	%(b)	(304)	(33)	(337)
Morgan Stanley & Co. International PLC	Texas Instruments, Inc.	105,919	11/18/2019	2.73	%(b)	(20,671)	(163)	(20,834)
Morgan Stanley & Co. International PLC	Textron, Inc.	20,272	11/18/2019	2.73	%(b)	(4,690)	(32)	(4,722)
Morgan Stanley & Co. International PLC	Textron, Inc.	20,004	11/18/2019	2.73	%(b)	(6,690)	(34)	(6,724)
Morgan Stanley & Co. International PLC	Textron, Inc.	1,502	11/18/2019	2.73	%(b)	(523)	(3)	(526)
Morgan Stanley & Co. International PLC	Textron, Inc.	25,045	11/18/2019	2.73	%(b)	(750)	(14)	(764)
Morgan Stanley & Co. International PLC	TJX Cos., Inc.	14,394	11/18/2019	2.73	%(b)	388	(7)	381
Morgan Stanley & Co. International PLC	T-Mobile US, Inc.	25,912	11/18/2019	2.73	%(b)	32	(33)	(1)
Morgan Stanley & Co. International PLC	Travelers Cos., Inc.	112,742	11/18/2019	2.73	%(b)	(2,781)	(149)	(2,930)
Morgan Stanley & Co. International PLC	Twenty-First Century Fox, Inc.	25,218	11/18/2019	2.73	%(b)	(735)	(33)	(768)
Morgan Stanley & Co. International PLC	Twenty-First Century Fox, Inc.	25,946	11/18/2019	2.73	%(b)	8	(33)	(25)
Morgan Stanley & Co. International PLC	UnitedHealth Group, Inc.	135,379	11/18/2019	2.73	%(b)	9,932	(162)	9,770
Morgan Stanley & Co. International PLC	Valero Energy Corp.	91,545	11/18/2019	2.73	%(b)	(28,528)	(155)	(28,683)
Morgan Stanley & Co. International PLC	Valero Energy Corp.	9,382	11/18/2019	2.73	%(b)	(59)	(5)	(64)
Morgan Stanley & Co. International PLC	Verizon Communications, Inc.	142,725	11/18/2019	2.73	%(b)	22,209	(155)	22,054
Morgan Stanley & Co. International PLC	Viacom, Inc.	24,880	11/18/2019	2.73	%(b)	(1,048)	(33)	(1,081)
Morgan Stanley & Co. International PLC	Viacom, Inc.	24,976	11/18/2019	2.73	%(b)	(661)	(33)	(694)
Morgan Stanley & Co. International PLC	Visa, Inc.	24,675	11/18/2019	2.73	%(b)	489	(31)	458
Morgan Stanley & Co. International PLC	Visa, Inc.	25,089	11/18/2019	2.73	%(b)	963	(31)	932

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(a)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Visa, Inc.	$23,710	11/18/2019	2.73	%(b)	$(309)	$(31)	$(340)
Morgan Stanley & Co. International PLC	Visa, Inc.	3,722	11/18/2019	2.73	%(b)	30	(5)	25
Morgan Stanley & Co. International PLC	Visa, Inc.	20,540	11/18/2019	2.73	%(b)	(363)	(27)	(390)
Morgan Stanley & Co. International PLC	Walgreens Boots Alliance, Inc.	14,119	11/18/2019	2.73	%(b)	2,987	(14)	2,973
Morgan Stanley & Co. International PLC	Walgreens Boots Alliance, Inc.	28,159	11/18/2019	2.73	%(b)	3,920	(130)	3,790
Morgan Stanley & Co. International PLC	Walgreens Boots Alliance, Inc.	30,313	11/18/2019	2.73	%(b)	3,376	(35)	3,341
Morgan Stanley & Co. International PLC	Walgreens Boots Alliance, Inc.	26,882	11/18/2019	2.74	%(b)	1,174	(27)	1,147
Morgan Stanley & Co. International PLC	Walgreens Boots Alliance, Inc.	5,823	11/18/2019	2.73	%(b)	183	(3)	180
Morgan Stanley & Co. International PLC	Walmart, Inc.	151,222	11/18/2019	2.73	%(b)	26,953	(160)	26,793
Morgan Stanley & Co. International PLC	Walt Disney Co.	25,377	11/18/2019	2.73	%(b)	(461)	(33)	(494)
Morgan Stanley & Co. International PLC	Walt Disney Co.	25,492	11/18/2019	2.73	%(b)	(459)	(33)	(492)
Morgan Stanley & Co. International PLC	Waste Management, Inc.	92,959	11/18/2019	2.73	%(b)	7,079	(111)	6,968
Morgan Stanley & Co. International PLC	WatsCo., Inc.	36,749	11/18/2019	2.73	%(b)	(8,637)	(58)	(8,695)
Morgan Stanley & Co. International PLC	Western Digital Corp.	15,419	11/18/2019	2.73	%(b)	(8,838)	(31)	(8,869)
Morgan Stanley & Co. International PLC	Western Digital Corp.	16,668	11/18/2019	2.73	%(b)	(8,486)	(32)	(8,518)
Morgan Stanley & Co. International PLC	Weyerhaeuser Co.	82,500	11/18/2019	2.73	%(b)	(31,620)	(147)	(31,767)
Morgan Stanley & Co. International PLC	Weyerhaeuser Co.	13,049	11/18/2019	2.74	%(b)	(1,027)	(15)	(1,042)
Morgan Stanley & Co. International PLC	Weyerhaeuser Co.	3,249	11/18/2019	2.73	%(b)	(211)	(2)	(213)
Morgan Stanley & Co. International PLC	Zoetis, Inc.	27,766	11/18/2019	2.73	%(b)	1,128	(34)	1,094
Total						$(175,596)	$(12,983)	$(188,579)

(a)  Effective rate of October 31, 2018.

(b)  Fund pays 1-month USD LIBOR plus 0.45%. Payment frequency—monthly. Fund receives return on reference entity. Payment frequency—upon termination.

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

(c)  Fund pays 1-month USD LIBOR minus 0.45%. Payment frequency—monthly. Fund receives return on reference entity. Payment frequency—upon termination.

Over-the-counter total return swaps — Short

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	2U, Inc.		$(22,642)	11/18/2019	1.83	%(b)	$5,061	$15	$5,076
Morgan Stanley & Co. International PLC	2U, Inc.		(23,980)	11/18/2019	1.83	%(b)	5,951	16	5,967
Morgan Stanley & Co. International PLC	3 i Group PLC	GBP	(21,595)	11/18/2019	0.37	%(c)	1,997	5	2,002
Morgan Stanley & Co. International PLC	ABIOMED, Inc.		$(19,544)	11/18/2019	1.83	%(b)	1,413	6	1,419
Morgan Stanley & Co. International PLC	Acuity Brands, Inc.		(37,926)	11/18/2019	1.83	%(b)	(2,270)	35	(2,235)
Morgan Stanley & Co. International PLC	ADT, Inc.		(13,832)	11/18/2019	0.43	%(d)	(553)	3	(550)
Morgan Stanley & Co. International PLC	Advanced Micro Devices, Inc.		(24,964)	11/18/2019	1.13	%(e)	(14,268)	21	(14,247)
Morgan Stanley & Co. International PLC	Aerie Pharmaceuticals, Inc.		(20,229)	11/18/2019	1.83	%(b)	3,627	21	3,648
Morgan Stanley & Co. International PLC	Aerie Pharmaceuticals, Inc.		(21,573)	11/18/2019	1.83	%(b)	3,129	16	3,145
Morgan Stanley & Co. International PLC	Albemarle Corp.		(13,286)	11/18/2019	1.83	%(b)	(749)	12	(737)
Morgan Stanley & Co. International PLC	Albemarle Corp.		(15,550)	11/18/2019	1.83	%(b)	(1,155)	14	(1,141)
Morgan Stanley & Co. International PLC	Alcoa Corp.		(18,392)	11/18/2019	1.83	%(b)	1,078	6	1,084
Morgan Stanley & Co. International PLC	Align Technology, Inc.		(23,547)	11/18/2019	1.83	%(b)	6,244	15	6,259
Morgan Stanley & Co. International PLC	Align Technology, Inc.		(23,877)	11/18/2019	1.83	%(b)	6,519	15	6,534
Morgan Stanley & Co. International PLC	Align Technology, Inc.		(25,096)	11/18/2019	1.83	%(b)	6,908	16	6,924
Morgan Stanley & Co. International PLC	Align Technology, Inc.		(22,193)	11/18/2019	1.83	%(b)	6,341	55	6,396
Morgan Stanley & Co. International PLC	Align Technology, Inc.		(8,293)	11/18/2019	1.83	%(b)	2,156	5	2,161
Morgan Stanley & Co. International PLC	Align Technology, Inc.		(3,141)	11/18/2019	1.84	%(b)	796	2	798
Morgan Stanley & Co. International PLC	Alleghany Corp.		(1,653)	11/18/2019	1.83	%(b)	(75)	2	(73)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Alleghany Corp.		$(15,826)	11/18/2019	1.83	%(b)	$(497)	$14	$(483)
Morgan Stanley & Co. International PLC	Alleghany Corp.		(17,603)	11/18/2019	1.83	%(b)	(809)	16	(793)
Morgan Stanley & Co. International PLC	Alleghany Corp.		(17,563)	11/18/2019	1.83	%(b)	72	15	87
Morgan Stanley & Co. International PLC	Altran Technologies SA	EUR	(7,243)	11/18/2019	(0.77	)%(f)	(2,619)	(2)	(2,621)
Morgan Stanley & Co. International PLC	AMERCO		$(39,888)	11/18/2019	1.83	%(b)	2,804	32	2,836
Morgan Stanley & Co. International PLC	American International Group, Inc.		(39,411)	11/18/2019	1.83	%(b)	6,802	28	6,830
Morgan Stanley & Co. International PLC	Amundi SA	EUR	(39,116)	11/18/2019	(0.77	)%(f)	6,075	(14)	6,061
Morgan Stanley & Co. International PLC	Amundi SA	EUR	(14,439)	11/18/2019	(0.77	)%(f)	2,520	(5)	2,515
Morgan Stanley & Co. International PLC	Aqua America, Inc.		$(43,807)	11/18/2019	1.83	%(b)	3,052	35	3,087
Morgan Stanley & Co. International PLC	Arconic, Inc.		(14,493)	11/18/2019	1.83	%(b)	(2,248)	14	(2,234)
Morgan Stanley & Co. International PLC	Arconic, Inc.		(15,182)	11/18/2019	1.83	%(b)	(2,604)	15	(2,589)
Morgan Stanley & Co. International PLC	Arconic, Inc.		(17,339)	11/18/2019	1.83	%(b)	(1,048)	16	(1,032)
Morgan Stanley & Co. International PLC	Arconic, Inc.		(7,502)	11/18/2019	1.83	%(b)	214	6	220
Morgan Stanley & Co. International PLC	Arconic, Inc.		(3,850)	11/18/2019	1.83	%(b)	65	13	78
Morgan Stanley & Co. International PLC	ASOS PLC	GBP	(40,074)	11/18/2019	0.37	%(c)	7,651	8	7,659
Morgan Stanley & Co. International PLC	ASOS PLC	GBP	(4,516)	11/18/2019	0.37	%(c)	306	0	306
Morgan Stanley & Co. International PLC	Atlassian Corp. PLC		$(48,953)	11/18/2019	1.83	%(b)	(13,061)	54	(13,007)
Morgan Stanley & Co. International PLC	Autodesk, Inc.		(83,315)	11/18/2019	1.83	%(b)	233	95	328
Morgan Stanley & Co. International PLC	Avis Budget Group, Inc.		(20,071)	11/18/2019	1.83	%(b)	3,272	14	3,286
Morgan Stanley & Co. International PLC	Avis Budget Group, Inc.		(20,004)	11/18/2019	1.83	%(b)	2,381	15	2,396
Morgan Stanley & Co. International PLC	Axalta Coating Systems Ltd.		(21,185)	11/18/2019	1.83	%(b)	3,201	15	3,216

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Axalta Coating Systems Ltd.		$(20,186)	11/18/2019	1.83	%(b)	$3,183	$15	$3,198
Morgan Stanley & Co. International PLC	Axalta Coating Systems Ltd.		(21,281)	11/18/2019	1.83	%(b)	3,261	16	3,277
Morgan Stanley & Co. International PLC	Banca Generali SpA	EUR	(614)	11/18/2019	(0.87	)%(g)	107	(0)	107
Morgan Stanley & Co. International PLC	Banca Generali SpA	EUR	(9,355)	11/18/2019	(0.87	)%(g)	1,653	(4)	1,649
Morgan Stanley & Co. International PLC	Banco BPM SpA	EUR	(35,205)	11/18/2019	(0.95	)%(am)	8,010	(13)	7,997
Morgan Stanley & Co. International PLC	Banco BPM SpA	EUR	(1,220)	11/18/2019	(0.95	)%(am)	137	(1)	136
Morgan Stanley & Co. International PLC	Banco BPM SpA	EUR	(13,394)	11/18/2019	(0.95	)%(am)	(228)	(3)	(231)
Morgan Stanley & Co. International PLC	Bank OZK		$(106,404)	11/18/2019	1.83	%(b)	31,492	65	31,557
Morgan Stanley & Co. International PLC	Bankia SA	EUR	(16,308)	11/18/2019	(0.87	)%(g)	2,675	(7)	2,668
Morgan Stanley & Co. International PLC	Barclays PLC	GBP	(3,579)	11/18/2019	0.37	%(c)	303	1	304
Morgan Stanley & Co. International PLC	Barclays PLC	GBP	(3,601)	11/18/2019	0.37	%(c)	319	1	320
Morgan Stanley & Co. International PLC	Barclays PLC	GBP	(3,797)	11/18/2019	0.37	%(c)	(208)	0	(208)
Morgan Stanley & Co. International PLC	Bayer AG	EUR	(12,795)	11/18/2019	(0.77	)%(f)	298	(2)	296
Morgan Stanley & Co. International PLC	Berkshire Hathaway, Inc.		$(17,541)	11/18/2019	1.83	%(b)	46	15	61
Morgan Stanley & Co. International PLC	Berkshire Hathaway, Inc.		(19,793)	11/18/2019	1.83	%(b)	967	16	983
Morgan Stanley & Co. International PLC	Boston Beer Co., Inc.		(17,688)	11/18/2019	1.83	%(b)	(682)	16	(666)
Morgan Stanley & Co. International PLC	Brembo SpA	EUR	(37,586)	11/18/2019	(0.87	)%(g)	7,115	(15)	7,100
Morgan Stanley & Co. International PLC	Brighthouse Financial, Inc.		$(17,855)	11/18/2019	1.83	%(b)	1,120	21	1,141
Morgan Stanley & Co. International PLC	Brighthouse Financial, Inc.		(18,516)	11/18/2019	1.83	%(b)	1,035	15	1,050
Morgan Stanley & Co. International PLC	Brighthouse Financial, Inc.		(19,012)	11/18/2019	1.83	%(b)	728	16	744
Morgan Stanley & Co. International PLC	Brighthouse Financial, Inc.		(18,981)	11/18/2019	1.83	%(b)	1,525	15	1,540

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Brighthouse Financial, Inc.		$(3,710)	11/18/2019	1.83	%(b)	$210	$3	$213
Morgan Stanley & Co. International PLC	British American Tobacco PLC	GBP	(8,681)	11/18/2019	0.37	%(c)	1,210	2	1,212
Morgan Stanley & Co. International PLC	British American Tobacco PLC	GBP	(8,370)	11/18/2019	0.37	%(c)	903	2	905
Morgan Stanley & Co. International PLC	British American Tobacco PLC	GBP	(8,408)	11/18/2019	0.37	%(c)	797	2	799
Morgan Stanley & Co. International PLC	British American Tobacco PLC	GBP	(7,407)	11/18/2019	0.37	%(c)	829	2	831
Morgan Stanley & Co. International PLC	British American Tobacco PLC	GBP	(3,641)	11/18/2019	0.37	%(c)	527	1	528
Morgan Stanley & Co. International PLC	British American Tobacco PLC	GBP	(2,472)	11/18/2019	0.37	%(c)	170	1	171
Morgan Stanley & Co. International PLC	British American Tobacco PLC	GBP	(2,193)	11/18/2019	0.37	%(c)	122	1	123
Morgan Stanley & Co. International PLC	Brookfield Property Partners LP		$(30,636)	11/18/2019	1.83	%(b)	11,968	16	11,984
Morgan Stanley & Co. International PLC	Buzzi Unicem SpA	EUR	(12,357)	11/18/2019	(0.87	)%(g)	2,115	(5)	2,110
Morgan Stanley & Co. International PLC	Buzzi Unicem SpA	EUR	(14,512)	11/18/2019	(0.87	)%(g)	586	(5)	581
Morgan Stanley & Co. International PLC	Caesars Entertainment Corp.		$(25,195)	11/18/2019	1.83	%(b)	5,833	17	5,850
Morgan Stanley & Co. International PLC	Caesars Entertainment Corp.		(22,354)	11/18/2019	1.83	%(b)	4,490	15	4,505
Morgan Stanley & Co. International PLC	Caesars Entertainment Corp.		(20,282)	11/18/2019	1.83	%(b)	2,088	16	2,104
Morgan Stanley & Co. International PLC	Caesars Entertainment Corp.		(18,225)	11/18/2019	1.84	%(b)	939	12	951
Morgan Stanley & Co. International PLC	Caesars Entertainment Corp.		(4,653)	11/18/2019	1.81	%(h)	213	1	214
Morgan Stanley & Co. International PLC	Capita PLC	GBP	(9,668)	11/18/2019	0.37	%(c)	1,299	2	1,301
Morgan Stanley & Co. International PLC	Capita PLC	GBP	(6,547)	11/18/2019	0.37	%(c)	(812)	1	(811)
Morgan Stanley & Co. International PLC	Capital & Counties Properties PLC	GBP	(18,881)	11/18/2019	0.37	%(c)	3,629	4	3,633
Morgan Stanley & Co. International PLC	Capital & Counties Properties PLC	GBP	(9,824)	11/18/2019	0.37	%(c)	818	2	820
Morgan Stanley & Co. International PLC	Capital & Counties Properties PLC	GBP	(8,719)	11/18/2019	0.37	%(c)	426	8	434

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Capital & Counties Properties PLC	GBP	(3,246)	11/18/2019	0.37	%(c)	$123	$1	$124
Morgan Stanley & Co. International PLC	Carrefour SA	EUR	(23,510)	11/18/2019	(0.77	)%(f)	(3,373)	(11)	(3,384)
Morgan Stanley & Co. International PLC	Carrefour SA	EUR	(5,379)	11/18/2019	(0.77	)%(f)	(1,937)	(3)	(1,940)
Morgan Stanley & Co. International PLC	Carrefour SA	EUR	(7,041)	11/18/2019	(0.77	)%(f)	(1,267)	(15)	(1,282)
Morgan Stanley & Co. International PLC	Catalent, Inc.		$(17,950)	11/18/2019	1.83	%(b)	282	6	288
Morgan Stanley & Co. International PLC	CBRE Group, Inc.		(18,454)	11/18/2019	1.83	%(b)	2,196	14	2,210
Morgan Stanley & Co. International PLC	Centennial Resource Development, Inc.		(19,243)	11/18/2019	1.83	%(b)	961	16	977
Morgan Stanley & Co. International PLC	Centennial Resource Development, Inc.		(6,869)	11/18/2019	1.83	%(b)	149	2	151
Morgan Stanley & Co. International PLC	Ceridian HCM Holding, Inc.		(17,572)	11/18/2019	1.50	%(i)	357	7	364
Morgan Stanley & Co. International PLC	Charles Schwab Corp.		(102,891)	11/18/2019	1.83	%(b)	14,292	77	14,369
Morgan Stanley & Co. International PLC	Charter Communications, Inc.		(49,899)	11/18/2019	1.83	%(b)	(12,694)	54	(12,640)
Morgan Stanley & Co. International PLC	Charter Communications, Inc.		(4,019)	11/18/2019	1.83	%(b)	(1,034)	4	(1,030)
Morgan Stanley & Co. International PLC	Chiba Bank Ltd.	JPY	(948,047)	11/18/2019	(0.50	)%(j)	76	(2)	74
Morgan Stanley & Co. International PLC	Chiba Bank Ltd.	JPY	(1,352,335)	11/18/2019	(0.50	)%(j)	916	(3)	913
Morgan Stanley & Co. International PLC	Cleveland-Cliffs, Inc.		$(12,442)	11/18/2019	1.83	%(b)	(4,426)	15	(4,411)
Morgan Stanley & Co. International PLC	Cleveland-Cliffs, Inc.		(11,580)	11/18/2019	1.83	%(b)	(5,282)	15	(5,267)
Morgan Stanley & Co. International PLC	Cleveland-Cliffs, Inc.		(23,037)	11/18/2019	1.83	%(b)	3,282	17	3,299
Morgan Stanley & Co. International PLC	Cloudera, Inc.		(35,912)	11/18/2019	1.83	%(b)	4,189	27	4,216
Morgan Stanley & Co. International PLC	Cloudera, Inc.		(23,213)	11/18/2019	1.83	%(b)	4,321	16	4,337
Morgan Stanley & Co. International PLC	Cognex Corp.		(21,509)	11/18/2019	1.83	%(b)	3,407	16	3,423
Morgan Stanley & Co. International PLC	Commerzbank AG	EUR	(14,121)	11/18/2019	(0.77	)%(f)	(41)	(6)	(47)
See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Commerzbank AG	EUR	(15,197)	11/18/2019	(0.77	)%(f)	$574	$(6)	$568
Morgan Stanley & Co. International PLC	Concho Resources, Inc.		$(42,048)	11/18/2019	1.83	%(b)	(1,091)	37	(1,054)
Morgan Stanley & Co. International PLC	Concordia Financial Group Ltd.	JPY	(1,697,728)	11/18/2019	(0.50	)%(j)	2,014	(3)	2,011
Morgan Stanley & Co. International PLC	ConvaTec Group PLC	GBP	(26,054)	11/18/2019	0.37	%(c)	7,692	5	7,697
Morgan Stanley & Co. International PLC	ConvaTec Group PLC	GBP	(2,364)	11/18/2019	0.37	%(c)	481	1	482
Morgan Stanley & Co. International PLC	ConvaTec Group PLC	GBP	(6,239)	11/18/2019	0.37	%(c)	1,176	1	1,177
Morgan Stanley & Co. International PLC	Cornerstone OnDemand, Inc.		$(40,008)	11/18/2019	1.83	%(b)	(361)	35	(326)
Morgan Stanley & Co. International PLC	Coty, Inc.		(91,193)	11/18/2019	1.83	%(b)	16,152	86	16,238
Morgan Stanley & Co. International PLC	Coty, Inc.		(4,866)	11/18/2019	1.83	%(b)	455	15	470
Morgan Stanley & Co. International PLC	CyberAgent, Inc.	JPY	(1,424,793)	11/18/2019	(0.50	)%(j)	2,068	(3)	2,065
Morgan Stanley & Co. International PLC	CyberAgent, Inc.	JPY	(686,411)	11/18/2019	(0.50	)%(j)	919	(1)	918
Morgan Stanley & Co. International PLC	CyberAgent, Inc.	JPY	(1,484,762)	11/18/2019	(0.50	)%(j)	2,334	(3)	2,331
Morgan Stanley & Co. International PLC	CYBG PLC	GBP	(223)	11/18/2019	0.37	%(c)	17	(0)	17
Morgan Stanley & Co. International PLC	CyrusOne, Inc.		$(55,665)	11/18/2019	1.83	%(b)	1,404	28	1,432
Morgan Stanley & Co. International PLC	Darling Ingredients, Inc.		(2,080)	11/18/2019	1.83	%(b)	(117)	2	(115)
Morgan Stanley & Co. International PLC	Darling Ingredients, Inc.		(12,394)	11/18/2019	1.83	%(b)	(373)	11	(362)
Morgan Stanley & Co. International PLC	Darling Ingredients, Inc.		(16,644)	11/18/2019	1.83	%(b)	(686)	15	(671)
Morgan Stanley & Co. International PLC	Darling Ingredients, Inc.		(1,303)	11/18/2019	1.83	%(b)	1	1	2
Morgan Stanley & Co. International PLC	Deere & Co.		(19,253)	11/18/2019	1.83	%(b)	2,109	15	2,124
Morgan Stanley & Co. International PLC	Deere & Co.		(20,129)	11/18/2019	1.83	%(b)	2,480	15	2,495
Morgan Stanley & Co. International PLC	Deere & Co.		(18,958)	11/18/2019	1.83	%(b)	1,149	15	1,164

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Deere & Co.		$(16,738)	11/18/2019	1.73	%(b)	$378	$74	$452
Morgan Stanley & Co. International PLC	Delivery Hero SE	EUR	(44,207)	11/18/2019	(0.77	)%(f)	4,268	(19)	4,249
Morgan Stanley & Co. International PLC	Delivery Hero SE	EUR	(14,521)	11/18/2019	(0.77	)%(f)	312	(6)	306
Morgan Stanley & Co. International PLC	Deutsche Bank AG	EUR	(42,882)	11/18/2019	(0.77	)%(f)	2,524	(19)	2,505
Morgan Stanley & Co. International PLC	Deutsche Bank AG	EUR	(13,569)	11/18/2019	(0.77	)%(f)	1,737	(5)	1,732
Morgan Stanley & Co. International PLC	Deutsche Post AG	EUR	(6,242)	11/18/2019	(0.77	)%(f)	575	(11)	564
Morgan Stanley & Co. International PLC	DexCom, Inc.		$(29,726)	11/18/2019	1.83	%(b)	(32,669)	54	(32,615)
Morgan Stanley & Co. International PLC	Dialog Semiconductor PLC	EUR	(3,818)	11/18/2019	(0.77	)%(f)	(1,401)	(2)	(1,403)
Morgan Stanley & Co. International PLC	Diebold Nixdorf, Inc.		$(47,969)	11/18/2019	0.18	%(k)	19,209	2	19,211
Morgan Stanley & Co. International PLC	Digital Realty Trust, Inc.		(20,516)	11/18/2019	1.83	%(b)	2,669	15	2,684
Morgan Stanley & Co. International PLC	Discovery, Inc.		(17,904)	11/18/2019	1.15	%(l)	(20)	10	(10)
Morgan Stanley & Co. International PLC	DISH Network Corp.		(66,708)	11/18/2019	1.83	%(b)	(1,090)	59	(1,031)
Morgan Stanley & Co. International PLC	DISH Network Corp.		(2,863)	11/18/2019	1.83	%(b)	(136)	3	(133)
Morgan Stanley & Co. International PLC	Distribuidora Internacional de Alimentacion SA	EUR	(43,302)	11/18/2019	(0.87	)%(g)	21,358	(11)	21,347
Morgan Stanley & Co. International PLC	Distribuidora Internacional de Alimentacion SA	EUR	(22,368)	11/18/2019	(0.87	)%(g)	10,803	(6)	10,797
Morgan Stanley & Co. International PLC	Distribuidora Internacional de Alimentacion SA	EUR	(27,109)	11/18/2019	(0.87	)%(g)	13,204	(7)	13,197
Morgan Stanley & Co. International PLC	DocuSign, Inc.		$(16,961)	11/18/2019	(0.65	)%(m)	(180)	11	(169)
Morgan Stanley & Co. International PLC	Don Quijote Holdings Co. Ltd.	JPY	(2,417,100)	11/18/2019	(0.50	)%(j)	(4,266)	(6)	(4,272)
Morgan Stanley & Co. International PLC	Don Quijote Holdings Co. Ltd.	JPY	(1,060,456)	11/18/2019	(0.50	)%(j)	(4,287)	(3)	(4,290)
Morgan Stanley & Co. International PLC	Don Quijote Holdings Co. Ltd.	JPY	(337,494)	11/18/2019	(0.50	)%(j)	(1,500)	(1)	(1,501)
Morgan Stanley & Co. International PLC	DS Smith PLC	GBP	(306)	11/18/2019	0.37	%(c)	88	—	88

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	DS Smith PLC	GBP	(9,925)	11/18/2019	0.37	%(c)	$2,239	$2	$2,241
Morgan Stanley & Co. International PLC	DS Smith PLC	GBP	(34)	11/18/2019	0.37	%(c)	(6)	—	(6)
Morgan Stanley & Co. International PLC	DS Smith PLC	GBP	(9,786)	11/18/2019	0.37	%(c)	2,284	2	2,286
Morgan Stanley & Co. International PLC	DS Smith PLC	GBP	(9,982)	11/18/2019	0.37	%(c)	2,221	8	2,229
Morgan Stanley & Co. International PLC	DS Smith PLC	GBP	(10,176)	11/18/2019	0.37	%(c)	2,244	2	2,246
Morgan Stanley & Co. International PLC	DS Smith PLC	GBP	(4,615)	11/18/2019	0.37	%(c)	880	1	881
Morgan Stanley & Co. International PLC	DS Smith PLC	GBP	(3,408)	11/18/2019	0.37	%(c)	189	1	190
Morgan Stanley & Co. International PLC	DS Smith PLC	GBP	(1,900)	11/18/2019	0.37	%(c)	(212)	0	(212)
Morgan Stanley & Co. International PLC	eBay, Inc.		$(9,351)	11/18/2019	1.83	%(b)	1,090	7	1,097
Morgan Stanley & Co. International PLC	Edgewell Personal Care Co.		(14,909)	11/18/2019	1.83	%(b)	1,961	31	1,992
Morgan Stanley & Co. International PLC	Edgewell Personal Care Co.		(17,464)	11/18/2019	1.83	%(b)	(552)	16	(536)
Morgan Stanley & Co. International PLC	Electricite de France SA	EUR	(13,404)	11/18/2019	(0.77	)%(f)	(6,154)	(8)	(6,162)
Morgan Stanley & Co. International PLC	Electronic Arts, Inc.		$(21,977)	11/18/2019	1.83	%(b)	3,938	16	3,954
Morgan Stanley & Co. International PLC	Electronic Arts, Inc.		(20,862)	11/18/2019	1.83	%(b)	3,016	15	3,031
Morgan Stanley & Co. International PLC	Elior Group SA	EUR	(15,693)	11/18/2019	(0.77	)%(f)	1,945	(6)	1,939
Morgan Stanley & Co. International PLC	Elior Group SA	EUR	(15,045)	11/18/2019	(0.77	)%(f)	598	(6)	592
Morgan Stanley & Co. International PLC	Ellie Mae, Inc.		$(124,762)	11/18/2019	1.83	%(b)	34,378	103	34,481
Morgan Stanley & Co. International PLC	Endo International PLC		22,680	11/18/2019	1.83	%(b)	(56,087)	29	(56,058)
Morgan Stanley & Co. International PLC	EQT Corp.		(23,596)	11/18/2019	1.83	%(b)	5,089	16	5,105
Morgan Stanley & Co. International PLC	EQT Corp.		(23,040)	11/18/2019	1.83	%(b)	4,896	16	4,912
Morgan Stanley & Co. International PLC	EQT Corp.		(21,190)	11/18/2019	1.83	%(b)	3,529	6	3,535

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Eurofins Scientific SE	EUR	(4,320)	11/18/2019	(0.77	)%(f)	$(82)	$(2)	$(84)
Morgan Stanley & Co. International PLC	Eurofins Scientific SE	EUR	(14,779)	11/18/2019	(0.77	)%(f)	533	(6)	527
Morgan Stanley & Co. International PLC	Eurofins Scientific SE	EUR	(13,555)	11/18/2019	(0.77	)%(f)	(666)	(6)	(672)
Morgan Stanley & Co. International PLC	Facebook, Inc.		$(19,722)	11/18/2019	1.83	%(b)	2,120	15	2,135
Morgan Stanley & Co. International PLC	Facebook, Inc.		(20,410)	11/18/2019	1.83	%(b)	2,843	81	2,924
Morgan Stanley & Co. International PLC	Facebook, Inc.		(5,138)	11/18/2019	1.84	%(b)	216	4	220
Morgan Stanley & Co. International PLC	Fiat Chrysler Automobiles NV	EUR	(12,615)	11/18/2019	(0.87	)%(g)	3,352	(5)	3,347
Morgan Stanley & Co. International PLC	FireEye, Inc.		$(79,305)	11/18/2019	1.83	%(b)	(11,629)	105	(11,524)
Morgan Stanley & Co. International PLC	First Horizon National Corp.		(43,950)	11/18/2019	1.83	%(b)	4,713	34	4,747
Morgan Stanley & Co. International PLC	First Horizon National Corp.		(18,680)	11/18/2019	1.83	%(b)	2,198	14	2,212
Morgan Stanley & Co. International PLC	First Horizon National Corp.		(18,171)	11/18/2019	1.83	%(b)	1,031	15	1,046
Morgan Stanley & Co. International PLC	First Republic Bank		(3,156)	11/18/2019	1.83	%(b)	213	3	216
Morgan Stanley & Co. International PLC	First Republic Bank		(18,791)	11/18/2019	1.83	%(b)	1,161	15	1,176
Morgan Stanley & Co. International PLC	First Solar, Inc.		(21,256)	11/18/2019	1.83	%(b)	3,564	15	3,579
Morgan Stanley & Co. International PLC	Five Below, Inc.		(18,201)	11/18/2019	1.83	%(b)	336	6	342
Morgan Stanley & Co. International PLC	Foot Locker, Inc.		(50,937)	11/18/2019	1.83	%(b)	6,094	39	6,133
Morgan Stanley & Co. International PLC	Foot Locker, Inc.		(20,520)	11/18/2019	1.83	%(b)	1,916	16	1,932
Morgan Stanley & Co. International PLC	Foot Locker, Inc.		(14,837)	11/18/2019	1.83	%(b)	489	12	501
Morgan Stanley & Co. International PLC	Fresenius SE & Co. KGaA	EUR	(15,321)	11/18/2019	(0.77	)%(f)	2,080	(26)	2,054
Morgan Stanley & Co. International PLC	Fresenius SE & Co. KGaA	EUR	(15,928)	11/18/2019	(0.77	)%(f)	1,531	(6)	1,525
Morgan Stanley & Co. International PLC	Fresenius SE & Co. KGaA	EUR	(16,151)	11/18/2019	(0.77	)%(f)	2,837	(5)	2,832

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Fresenius SE & Co. KGaA	EUR	(14,444)	11/18/2019	(0.77	)%(f)	$786	$(2)	$784
Morgan Stanley & Co. International PLC	General Electric Co.		$(21,602)	11/18/2019	1.83	%(b)	3,453	16	3,469
Morgan Stanley & Co. International PLC	General Motors Co.		(16,672)	11/18/2019	1.83	%(b)	(1,379)	16	(1,363)
Morgan Stanley & Co. International PLC	General Motors Co.		(15,669)	11/18/2019	1.83	%(b)	(2,155)	15	(2,140)
Morgan Stanley & Co. International PLC	Glencore PLC	GBP	(8,177)	11/18/2019	0.37	%(c)	(142)	2	(140)
Morgan Stanley & Co. International PLC	Groupon, Inc.		$(11,934)	11/18/2019	1.83	%(b)	2,391	8	2,399
Morgan Stanley & Co. International PLC	Hain Celestial Group, Inc.		(19,779)	11/18/2019	1.83	%(b)	2,376	80	2,456
Morgan Stanley & Co. International PLC	Hain Celestial Group, Inc.		(19,629)	11/18/2019	1.83	%(b)	969	16	985
Morgan Stanley & Co. International PLC	Henkel AG & Co KGaA	EUR	(14,005)	11/18/2019	(0.77	)%(f)	1,409	(5)	1,404
Morgan Stanley & Co. International PLC	Henkel AG & Co KGaA	EUR	(14,359)	11/18/2019	(0.77	)%(f)	1,315	(5)	1,310
Morgan Stanley & Co. International PLC	Hitachi Metals Ltd.	JPY	(1,374,628)	11/18/2019	(0.50	)%(j)	189	(2)	187
Morgan Stanley & Co. International PLC	Hitachi Metals Ltd.	JPY	(1,283,941)	11/18/2019	(0.50	)%(j)	377	(2)	375
Morgan Stanley & Co. International PLC	Hitachi Metals Ltd.	JPY	(685,315)	11/18/2019	(0.50	)%(j)	86	(1)	85
Morgan Stanley & Co. International PLC	Hologic, Inc.		$(13,683)	11/18/2019	1.83	%(b)	779	11	790
Morgan Stanley & Co. International PLC	Horizon Pharma PLC		(69,904)	11/18/2019	1.83	%(b)	(9,134)	90	(9,044)
Morgan Stanley & Co. International PLC	Howard Hughes Corp.		(19,279)	11/18/2019	1.83	%(b)	2,335	15	2,350
Morgan Stanley & Co. International PLC	Howard Hughes Corp.		(20,559)	11/18/2019	1.83	%(b)	2,473	16	2,489
Morgan Stanley & Co. International PLC	Howard Hughes Corp.		(21,519)	11/18/2019	1.83	%(b)	2,228	17	2,245
Morgan Stanley & Co. International PLC	Howard Hughes Corp.		(19,850)	11/18/2019	1.83	%(b)	1,896	15	1,911
Morgan Stanley & Co. International PLC	Howard Hughes Corp.		(4,681)	11/18/2019	1.83	%(b)	277	4	281
Morgan Stanley & Co. International PLC	HubSpot, Inc.		(17,779)	11/18/2019	1.83	%(b)	4	15	19

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Iberdrola SA	EUR	(293)	11/18/2019	(0.87	)%(g)	$14	$(0)	$14
Morgan Stanley & Co. International PLC	II-VI, Inc.		$(25,091)	11/18/2019	1.83	%(b)	3,573	25	3,598
Morgan Stanley & Co. International PLC	Iliad SA	EUR	(48,564)	11/18/2019	(0.77	)%(f)	12,509	(19)	12,490
Morgan Stanley & Co. International PLC	Iliad SA	EUR	(17,969)	11/18/2019	(0.77	)%(f)	3,576	(6)	3,570
Morgan Stanley & Co. International PLC	Iliad SA	EUR	(9,710)	11/18/2019	(0.77	)%(f)	1,794	(3)	1,791
Morgan Stanley & Co. International PLC	Iliad SA	EUR	(5,153)	11/18/2019	(0.77	)%(f)	197	(2)	195
Morgan Stanley & Co. International PLC	Indivior PLC	GBP	(12,352)	11/18/2019	0.37	%(c)	5,969	2	5,971
Morgan Stanley & Co. International PLC	Indivior PLC	GBP	(6,190)	11/18/2019	0.37	%(c)	2,542	1	2,543
Morgan Stanley & Co. International PLC	Indivior PLC	GBP	(13,041)	11/18/2019	0.37	%(c)	5,566	2	5,568
Morgan Stanley & Co. International PLC	Indivior PLC	GBP	(10,998)	11/18/2019	0.37	%(c)	3,787	2	3,789
Morgan Stanley & Co. International PLC	Indivior PLC	GBP	(11,463)	11/18/2019	0.37	%(c)	3,843	9	3,852
Morgan Stanley & Co. International PLC	Indivior PLC	GBP	(5,415)	11/18/2019	0.37	%(c)	1,527	1	1,528
Morgan Stanley & Co. International PLC	Indivior PLC	GBP	(5,415)	11/18/2019	0.37	%(c)	1,462	1	1,463
Morgan Stanley & Co. International PLC	Indivior PLC	GBP	(5,976)	11/18/2019	0.37	%(c)	(59)	1	(58)
Morgan Stanley & Co. International PLC	Industria de Diseno Textil SA	EUR	(11,333)	11/18/2019	(0.87	)%(g)	1,138	(5)	1,133
Morgan Stanley & Co. International PLC	Infineon Technologies AG	EUR	(15,033)	11/18/2019	(0.77	)%(f)	1,032	(5)	1,027
Morgan Stanley & Co. International PLC	Infineon Technologies AG	EUR	(13,041)	11/18/2019	(0.77	)%(f)	(418)	(2)	(420)
Morgan Stanley & Co. International PLC	Ingenico Group SA	EUR	(15,411)	11/18/2019	(0.77	)%(f)	1,349	(6)	1,343
Morgan Stanley & Co. International PLC	Inpex Corp.	JPY	(1,060,305)	11/18/2019	(0.50	)%(j)	(1,060)	(3)	(1,063)
Morgan Stanley & Co. International PLC	Inpex Corp.	JPY	(1,037,317)	11/18/2019	(0.50	)%(j)	(1,162)	(3)	(1,165)
Morgan Stanley & Co. International PLC	Inpex Corp.	JPY	(1,144,346)	11/18/2019	(0.50	)%(j)	(1,263)	(12)	(1,275)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Inpex Corp.	JPY	(301,217)	11/18/2019	(0.50	)%(j)	$183	$(1)	$182
Morgan Stanley & Co. International PLC	Insulet Corp.		$(66,230)	11/18/2019	1.83	%(b)	3,962	54	4,016
Morgan Stanley & Co. International PLC	Insulet Corp.		(5,861)	11/18/2019	1.83	%(b)	416	5	421
Morgan Stanley & Co. International PLC	Insulet Corp.		(9,601)	11/18/2019	1.83	%(b)	(95)	8	(87)
Morgan Stanley & Co. International PLC	Intermediate Capital Group PLC	GBP	(37,849)	11/18/2019	0.37	%(c)	6,987	7	6,994
Morgan Stanley & Co. International PLC	Intermediate Capital Group PLC	GBP	(2,815)	11/18/2019	0.37	%(c)	351	1	352
Morgan Stanley & Co. International PLC	Intermediate Capital Group PLC	GBP	(2,775)	11/18/2019	0.37	%(c)	265	1	266
Morgan Stanley & Co. International PLC	Intuitive Surgical, Inc.		$(19,256)	11/18/2019	1.83	%(b)	1,289	15	1,304
Morgan Stanley & Co. International PLC	IPG Photonics Corp.		(20,997)	11/18/2019	1.83	%(b)	2,953	16	2,969
Morgan Stanley & Co. International PLC	IPG Photonics Corp.		(17,133)	11/18/2019	1.83	%(b)	153	15	168
Morgan Stanley & Co. International PLC	IPG Photonics Corp.		(17,294)	11/18/2019	1.83	%(b)	(167)	6	(161)
Morgan Stanley & Co. International PLC	IQVIA Holdings, Inc.		(19,148)	11/18/2019	1.83	%(b)	1,030	9	1,039
Morgan Stanley & Co. International PLC	IWG PLC	GBP	(30,732)	11/18/2019	0.37	%(c)	8,105	6	8,111
Morgan Stanley & Co. International PLC	JD Sports Fashion PLC	GBP	(27,413)	11/18/2019	0.37	%(c)	(2,760)	7	(2,753)
Morgan Stanley & Co. International PLC	Jefferies Financial Group, Inc.		$(34,735)	11/18/2019	1.83	%(b)	1,082	38	1,120
Morgan Stanley & Co. International PLC	JetBlue Airways Corp.		(88,101)	11/18/2019	1.83	%(b)	10,022	89	10,111
Morgan Stanley & Co. International PLC	John Wood Group PLC	GBP	(32,331)	11/18/2019	0.37	%(c)	(2,898)	8	(2,890)
Morgan Stanley & Co. International PLC	Johnson Matthey PLC	GBP	(17,980)	11/18/2019	0.37	%(c)	3,054	4	3,058
Morgan Stanley & Co. International PLC	Johnson Matthey PLC	GBP	(9,424)	11/18/2019	0.37	%(c)	2,127	2	2,129
Morgan Stanley & Co. International PLC	Johnson Matthey PLC	GBP	(7,614)	11/18/2019	0.37	%(c)	1,483	4	1,487
Morgan Stanley & Co. International PLC	Johnson Matthey PLC	GBP	(3,752)	11/18/2019	0.37	%(c)	688	1	689

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Johnson Matthey PLC	GBP	(3,578)	11/18/2019	0.37	%(c)	$576	$1	$577
Morgan Stanley & Co. International PLC	Johnson Matthey PLC	GBP	(2,328)	11/18/2019	0.37	%(c)	63	0	63
Morgan Stanley & Co. International PLC	Johnson Matthey PLC	GBP	(2,189)	11/18/2019	0.37	%(c)	(121)	0	(121)
Morgan Stanley & Co. International PLC	Jones Lang LaSalle, Inc.		$(52,528)	11/18/2019	1.83	%(b)	8,409	50	8,459
Morgan Stanley & Co. International PLC	Just Eat PLC	GBP	(6,764)	11/18/2019	0.37	%(c)	1,123	1	1,124
Morgan Stanley & Co. International PLC	K&S AG	EUR	(3,839)	11/18/2019	(2.99	)%(n)	953	(9)	944
Morgan Stanley & Co. International PLC	Kansai Electric Power Co., Inc.	JPY	(3,359,840)	11/18/2019	(0.50	)%(j)	(3,515)	(8)	(3,523)
Morgan Stanley & Co. International PLC	KION Group AG	EUR	(59,458)	11/18/2019	(0.77	)%(f)	13,739	(20)	13,719
Morgan Stanley & Co. International PLC	KION Group AG	EUR	(4,965)	11/18/2019	(0.77	)%(f)	1,202	(2)	1,200
Morgan Stanley & Co. International PLC	KION Group AG	EUR	(11,897)	11/18/2019	(0.77	)%(f)	1,234	(23)	1,211
Morgan Stanley & Co. International PLC	KION Group AG	EUR	(10,734)	11/18/2019	(0.77	)%(f)	(2,970)	(2)	(2,972)
Morgan Stanley & Co. International PLC	Knight-Swift Transportation Holdings, Inc.		$(42,465)	11/18/2019	1.83	%(b)	6,961	41	7,002
Morgan Stanley & Co. International PLC	Knight-Swift Transportation Holdings, Inc.		(17,258)	11/18/2019	1.83	%(b)	741	14	755
Morgan Stanley & Co. International PLC	Knight-Swift Transportation Holdings, Inc.		(20,039)	11/18/2019	1.83	%(b)	323	17	340
Morgan Stanley & Co. International PLC	Knight-Swift Transportation Holdings, Inc.		(7,663)	11/18/2019	1.84	%(b)	71	5	76
Morgan Stanley & Co. International PLC	Knight-Swift Transportation Holdings, Inc.		(1,959)	11/18/2019	1.83	%(b)	(125)	1	(124)
Morgan Stanley & Co. International PLC	Kose Corp.	JPY	(6,089,266)	11/18/2019	(0.50	)%(j)	12,030	(7)	12,023
Morgan Stanley & Co. International PLC	Kose Corp.	JPY	(2,882,714)	11/18/2019	(0.50	)%(j)	5,298	(5)	5,293
Morgan Stanley & Co. International PLC	Kroger Co.		$(28,975)	11/18/2019	1.83	%(b)	(7,937)	42	(7,895)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	LendingTree, Inc.		$(18,640)	11/18/2019	1.54	%(o)	$1,858	$13	$1,871
Morgan Stanley & Co. International PLC	LendingTree, Inc.		(21,287)	11/18/2019	1.54	%(o)	2,475	9	2,484
Morgan Stanley & Co. International PLC	LendingTree, Inc.		(20,129)	11/18/2019	1.54	%(o)	2,098	10	2,108
Morgan Stanley & Co. International PLC	Leonardo SpA	EUR	(19,364)	11/18/2019	(0.87	)%(g)	(2,433)	(10)	(2,443)
Morgan Stanley & Co. International PLC	Leonardo SpA	EUR	(12,485)	11/18/2019	(0.87	)%(g)	423	(6)	417
Morgan Stanley & Co. International PLC	Leonardo SpA	EUR	(16,463)	11/18/2019	(0.87	)%(g)	1,188	(6)	1,182
Morgan Stanley & Co. International PLC	Leonardo SpA	EUR	(3,722)	11/18/2019	(0.87	)%(g)	99	(1)	98
Morgan Stanley & Co. International PLC	Liberty Media Corp.- Liberty Formula One		$(75,725)	11/18/2019	1.83	%(b)	(5,406)	93	(5,313)
Morgan Stanley & Co. International PLC	LINE Corp.	JPY	(3,021,236)	11/18/2019	(1.19	)%(p)	2,283	(7)	2,276
Morgan Stanley & Co. International PLC	LINE Corp.	JPY	(1,582,672)	11/18/2019	(1.19	)%(p)	2,254	(2)	2,252
Morgan Stanley & Co. International PLC	LINE Corp.	JPY	(919,156)	11/18/2019	(1.19	)%(p)	900	(10)	890
Morgan Stanley & Co. International PLC	Lion Corp.	JPY	(745,604)	11/18/2019	(0.50	)%(j)	(454)	(2)	(456)
Morgan Stanley & Co. International PLC	Lion Corp.	JPY	(1,199,964)	11/18/2019	(0.50	)%(j)	(319)	(3)	(322)
Morgan Stanley & Co. International PLC	Lion Corp.	JPY	(348,009)	11/18/2019	(0.50	)%(j)	(337)	(1)	(338)
Morgan Stanley & Co. International PLC	LKQ Corp.		$(19,306)	11/18/2019	1.83	%(b)	1,472	15	1,487
Morgan Stanley & Co. International PLC	LKQ Corp.		(18,903)	11/18/2019	1.84	%(b)	1,284	13	1,297
Morgan Stanley & Co. International PLC	LPL Financial Holdings, Inc.		(19,250)	11/18/2019	1.83	%(b)	2,233	15	2,248
Morgan Stanley & Co. International PLC	Lumentum Holdings, Inc.		(95,101)	11/18/2019	1.73	%(q)	11,072	91	11,163
Morgan Stanley & Co. International PLC	M3, Inc.	JPY	(6,563,334)	11/18/2019	(0.50	)%(j)	9,748	(12)	9,736
Morgan Stanley & Co. International PLC	Macy's, Inc.		$(17,139)	11/18/2019	1.83	%(b)	(672)	15	(657)
Morgan Stanley & Co. International PLC	Macy's, Inc.		(16,835)	11/18/2019	1.83	%(b)	(961)	6	(955)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	MarketAxess Holdings, Inc.		$(29,071)	11/18/2019	1.83	%(b)	$173	$25	$198
Morgan Stanley & Co. International PLC	Marriott International, Inc./MD		(19,180)	11/18/2019	1.83	%(r)	1,116	16	1,132
Morgan Stanley & Co. International PLC	Mattel, Inc.		(13,244)	11/18/2019	1.06	%(b)	1,271	6	1,277
Morgan Stanley & Co. International PLC	Mattel, Inc.		(19,362)	11/18/2019	1.06	%(r)	1,126	11	1,137
Morgan Stanley & Co. International PLC	Mattel, Inc.		(18,854)	11/18/2019	1.07	%(r)	1,469	9	1,478
Morgan Stanley & Co. International PLC	Mattel, Inc.		(18,077)	11/18/2019	1.06	%(r)	375	4	379
Morgan Stanley & Co. International PLC	Mediaset SpA	EUR	(8,264)	11/18/2019	(2.12	)%(s)	579	(15)	564
Morgan Stanley & Co. International PLC	Medicines Co.		$(115,258)	11/18/2019	1.83	%(b)	26,519	102	26,621
Morgan Stanley & Co. International PLC	MetLife, Inc.		(1,375)	11/18/2019	1.83	%(b)	111	1	112
Morgan Stanley & Co. International PLC	Metro Bank PLC	GBP	(10,433)	11/18/2019	(1.40	)%(t)	3,312	(9)	3,303
Morgan Stanley & Co. International PLC	Metro Bank PLC	GBP	(11,153)	11/18/2019	(1.40	)%(t)	2,749	(10)	2,739
Morgan Stanley & Co. International PLC	Metro Bank PLC	GBP	(9,019)	11/18/2019	(1.40	)%(t)	2,195	(5)	2,190
Morgan Stanley & Co. International PLC	Metrovacesa SA	EUR	(16,515)	11/18/2019	(0.87	)%(g)	3,990	(6)	3,984
Morgan Stanley & Co. International PLC	MGM Resorts International		$(58,708)	11/18/2019	1.83	%(b)	7,543	44	7,587
Morgan Stanley & Co. International PLC	MGM Resorts International		(18,459)	11/18/2019	1.83	%(b)	2,199	14	2,213
Morgan Stanley & Co. International PLC	MGM Resorts International		(1,976)	11/18/2019	1.83	%(b)	267	2	269
Morgan Stanley & Co. International PLC	MGM Resorts International		(5,572)	11/18/2019	1.83	%(b)	545	4	549
Morgan Stanley & Co. International PLC	MGM Resorts International		(782)	11/18/2019	1.83	%(b)	57	2	59
Morgan Stanley & Co. International PLC	Michael Kors Holdings Ltd.		(69,189)	11/18/2019	1.83	%(b)	10,934	66	11,000
Morgan Stanley & Co. International PLC	Michael Kors Holdings Ltd.		(10,459)	11/18/2019	1.83	%(b)	1,185	8	1,193
Morgan Stanley & Co. International PLC	Micro Focus International PLC	GBP	(34,708)	11/18/2019	0.37	%(c)	3,491	7	3,498
See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Micro Focus International PLC	GBP	(3,752)	11/18/2019	0.37	%(c)	$147	$1	$148
Morgan Stanley & Co. International PLC	MISUMI Group, Inc.	JPY	(1,197,262)	11/18/2019	(0.50	)%(j)	2,293	(2)	2,291
Morgan Stanley & Co. International PLC	MISUMI Group, Inc.	JPY	(2,370,996)	11/18/2019	(0.50	)%(j)	3,477	(4)	3,473
Morgan Stanley & Co. International PLC	MISUMI Group, Inc.	JPY	(1,383,641)	11/18/2019	(0.50	)%(j)	2,114	(2)	2,112
Morgan Stanley & Co. International PLC	MISUMI Group, Inc.	JPY	(972,362)	11/18/2019	(0.50	)%(j)	1,296	(2)	1,294
Morgan Stanley & Co. International PLC	MISUMI Group, Inc.	JPY	(578,277)	11/18/2019	(0.50	)%(j)	554	(1)	553
Morgan Stanley & Co. International PLC	Mitsubishi Estate Co. Ltd.	JPY	(6,004,668)	11/18/2019	(0.50	)%(j)	4,206	(12)	4,194
Morgan Stanley & Co. International PLC	Mitsui Fudosan Co. Ltd.	JPY	(1,136,510)	11/18/2019	(0.50	)%(j)	527	(2)	525
Morgan Stanley & Co. International PLC	Mitsui Fudosan Co. Ltd.	JPY	(1,533,849)	11/18/2019	(0.50	)%(j)	33	(3)	30
Morgan Stanley & Co. International PLC	Monolithic Power Systems, Inc.		$(3,189)	11/18/2019	1.83	%(b)	295	3	298
Morgan Stanley & Co. International PLC	MonotaRO Co. Ltd.	JPY	(4,151,880)	11/18/2019	(1.35	)%(u)	(1,471)	(27)	(1,498)
Morgan Stanley & Co. International PLC	Monster Beverage Corp.		$(31,270)	11/18/2019	1.83	%(b)	(2,439)	29	(2,410)
Morgan Stanley & Co. International PLC	Monster Beverage Corp.		(16,719)	11/18/2019	1.83	%(b)	934	14	948
Morgan Stanley & Co. International PLC	Monster Beverage Corp.		(13,859)	11/18/2019	1.83	%(b)	1,645	11	1,656
Morgan Stanley & Co. International PLC	Monster Beverage Corp.		(3,428)	11/18/2019	1.83	%(b)	340	3	343
Morgan Stanley & Co. International PLC	Monster Beverage Corp.		(2,394)	11/18/2019	1.83	%(b)	193	2	195
Morgan Stanley & Co. International PLC	Monster Beverage Corp.		(3,787)	11/18/2019	1.84	%(b)	17	3	20
Morgan Stanley & Co. International PLC	Moody's Corp.		(20,789)	11/18/2019	1.83	%(b)	2,684	16	2,700
Morgan Stanley & Co. International PLC	Moody's Corp.		(20,658)	11/18/2019	1.83	%(b)	2,692	15	2,707
Morgan Stanley & Co. International PLC	Mosaic Co.		(52,799)	11/18/2019	1.83	%(b)	(6,660)	51	(6,609)
Morgan Stanley & Co. International PLC	Mylan NV		(18,126)	11/18/2019	1.83	%(b)	469	6	475

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	National Beverage Corp.		$(22,278)	11/18/2019	1.83	%(b)	$4,159	$16	$4,175
Morgan Stanley & Co. International PLC	National Beverage Corp.		(21,563)	11/18/2019	1.83	%(b)	3,478	16	3,494
Morgan Stanley & Co. International PLC	Navistar International Corp.		(48,343)	11/18/2019	1.83	%(b)	4,915	38	4,953
Morgan Stanley & Co. International PLC	Nektar Therapeutics		(42,927)	11/18/2019	1.83	%(b)	14,366	25	14,391
Morgan Stanley & Co. International PLC	Nektar Therapeutics		(20,367)	11/18/2019	1.83	%(b)	3,395	15	3,410
Morgan Stanley & Co. International PLC	Netflix, Inc.		(41,755)	11/18/2019	1.83	%(b)	5,034	32	5,066
Morgan Stanley & Co. International PLC	Netflix, Inc.		(22,120)	11/18/2019	1.83	%(b)	2,912	17	2,929
Morgan Stanley & Co. International PLC	Netflix, Inc.		(19,159)	11/18/2019	1.84	%(b)	2,186	12	2,198
Morgan Stanley & Co. International PLC	Nevro Corp.		(17,903)	11/18/2019	1.83	%(b)	4,904	11	4,915
Morgan Stanley & Co. International PLC	Newell Brands, Inc.		(25,427)	11/18/2019	1.83	%(b)	6,734	16	6,750
Morgan Stanley & Co. International PLC	Newfield Exploration Co.		(27,829)	11/18/2019	1.83	%(b)	6,016	19	6,035
Morgan Stanley & Co. International PLC	Newfield Exploration Co.		(22,116)	11/18/2019	1.83	%(b)	4,352	15	4,367
Morgan Stanley & Co. International PLC	Newfield Exploration Co.		(22,964)	11/18/2019	1.83	%(b)	4,887	16	4,903
Morgan Stanley & Co. International PLC	Nippon Paint Holdings Co. Ltd.	JPY	(1,443,221)	11/18/2019	(0.73	)%(v)	1,696	(2)	1,694
Morgan Stanley & Co. International PLC	Nitori Holdings Co. Ltd.	JPY	(4,535,256)	11/18/2019	(0.50	)%(j)	7,037	(8)	7,029
Morgan Stanley & Co. International PLC	Nitori Holdings Co. Ltd.	JPY	(2,304,610)	11/18/2019	(0.50	)%(j)	3,682	(4)	3,678
Morgan Stanley & Co. International PLC	NRG Energy, Inc.		$(8,840)	11/18/2019	1.83	%(b)	(701)	8	(693)
Morgan Stanley & Co. International PLC	Nuance Communications, Inc.		(16,900)	11/18/2019	1.83	%(b)	(567)	60	(507)
Morgan Stanley & Co. International PLC	Nutanix, Inc.		(112,456)	11/18/2019	1.83	%(b)	18,786	107	18,893
Morgan Stanley & Co. International PLC	NVIDIA Corp.		(22,845)	11/18/2019	1.83	%(b)	4,781	16	4,797
Morgan Stanley & Co. International PLC	NVR, Inc.		(6,322)	11/18/2019	1.83	%(b)	(197)	2	(195)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Oasis Petroleum, Inc.		$(66,535)	11/18/2019	1.83	%(b)	$10,356	$48	$10,404
Morgan Stanley & Co. International PLC	Obrascon Huarte Lain SA	EUR	(1,160)	11/18/2019	(5.74	)%(w)	535	(0)	535
Morgan Stanley & Co. International PLC	Ocado Group PLC	GBP	(10,879)	11/18/2019	0.37	%(c)	2,546	2	2,548
Morgan Stanley & Co. International PLC	Ocado Group PLC	GBP	(9,801)	11/18/2019	0.37	%(c)	667	2	669
Morgan Stanley & Co. International PLC	Ocado Group PLC	GBP	(9,263)	11/18/2019	0.37	%(c)	503	2	505
Morgan Stanley & Co. International PLC	Ocado Group PLC	GBP	(3,684)	11/18/2019	0.37	%(c)	(520)	1	(519)
Morgan Stanley & Co. International PLC	Ocado Group PLC	GBP	(6,454)	11/18/2019	0.37	%(c)	(226)	1	(225)
Morgan Stanley & Co. International PLC	OCI NV	EUR	(37,913)	11/18/2019	(1.49	)%(x)	(3,317)	(38)	(3,355)
Morgan Stanley & Co. International PLC	Okta, Inc.		$(18,180)	11/18/2019	1.83	%(b)	394	15	409
Morgan Stanley & Co. International PLC	Okta, Inc.		(9,998)	11/18/2019	1.83	%(b)	(195)	4	(191)
Morgan Stanley & Co. International PLC	Omega Healthcare Investors, Inc.		(8,672)	11/18/2019	0.88	%(y)	(950)	4	(946)
Morgan Stanley & Co. International PLC	OMV AG	EUR	(4,848)	11/18/2019	(0.87	)%(g)	(538)	(2)	(540)
Morgan Stanley & Co. International PLC	OSRAM Licht AG	EUR	(10,805)	11/18/2019	(0.77	)%(f)	2,753	(2)	2,751
Morgan Stanley & Co. International PLC	Pandora Media, Inc.		$(52,937)	11/18/2019	1.83	%(b)	(14,684)	58	(14,626)
Morgan Stanley & Co. International PLC	Parsley Energy, Inc.		(108,786)	11/18/2019	1.83	%(b)	17,752	79	17,831
Morgan Stanley & Co. International PLC	PDC Energy, Inc.		(71,356)	11/18/2019	1.83	%(b)	17,297	47	17,344
Morgan Stanley & Co. International PLC	Persol Holdings Co. Ltd.	JPY	(736,710)	11/18/2019	(0.51	)%(j)	409	(1)	408
Morgan Stanley & Co. International PLC	PG&E Corp.		$(14,575)	11/18/2019	1.83	%(b)	(1,723)	14	(1,709)
Morgan Stanley & Co. International PLC	PG&E Corp.		(14,354)	11/18/2019	1.83	%(b)	(3,402)	15	(3,387)
Morgan Stanley & Co. International PLC	PG&E Corp.		(14,330)	11/18/2019	1.83	%(b)	(1,565)	14	(1,551)
Morgan Stanley & Co. International PLC	PG&E Corp.		(14,419)	11/18/2019	1.83	%(b)	(1,099)	13	(1,086)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	PG&E Corp.		$(3,563)	11/18/2019	1.83	%(b)	$(395)	$3	$(392)
Morgan Stanley & Co. International PLC	Pilgrim's Pride Corp.		(60,658)	11/18/2019	1.83	%(b)	7,962	46	8,008
Morgan Stanley & Co. International PLC	Pilgrim's Pride Corp.		(4,159)	11/18/2019	1.83	%(b)	225	3	228
Morgan Stanley & Co. International PLC	Pilgrim's Pride Corp.		(19,088)	11/18/2019	1.83	%(b)	1,103	15	1,118
Morgan Stanley & Co. International PLC	Pilgrim's Pride Corp.		(3,782)	11/18/2019	1.83	%(b)	81	3	84
Morgan Stanley & Co. International PLC	Pinnacle Financial Partners, Inc.		(16,379)	11/18/2019	1.83	%(b)	2,855	12	2,867
Morgan Stanley & Co. International PLC	Pinnacle Financial Partners, Inc.		(6,772)	11/18/2019	1.83	%(b)	1,059	20	1,079
Morgan Stanley & Co. International PLC	Platform Specialty Products Corp.		(81,747)	11/18/2019	1.83	%(b)	3,918	89	4,007
Morgan Stanley & Co. International PLC	Post Holdings, Inc.		(11,860)	11/18/2019	1.83	%(b)	(1,940)	12	(1,928)
Morgan Stanley & Co. International PLC	Provident Financial PLC	GBP	(9,725)	11/18/2019	(1.15	)%(z)	2,365	(8)	2,357
Morgan Stanley & Co. International PLC	Provident Financial PLC	GBP	(9,704)	11/18/2019	(1.15	)%(z)	2,505	(8)	2,497
Morgan Stanley & Co. International PLC	Prudential PLC	GBP	(10,149)	11/18/2019	0.37	%(c)	1,467	2	1,469
Morgan Stanley & Co. International PLC	Prudential PLC	GBP	(2,117)	11/18/2019	0.37	%(c)	(22)	0	(22)
Morgan Stanley & Co. International PLC	Prudential PLC	GBP	(8,168)	11/18/2019	0.37	%(c)	(481)	1	(480)
Morgan Stanley & Co. International PLC	Public Service Enterprise Group, Inc.		$(22,748)	11/18/2019	1.83	%(b)	(354)	20	(334)
Morgan Stanley & Co. International PLC	PVH Corp.		(17,672)	11/18/2019	1.83	%(b)	(42)	6	(36)
Morgan Stanley & Co. International PLC	QEP Resources, Inc.		(68,202)	11/18/2019	1.83	%(b)	14,695	46	14,741
Morgan Stanley & Co. International PLC	Raiffeisen Bank International AG	EUR	(42,562)	11/18/2019	(0.87	)%(g)	5,530	(18)	5,512
Morgan Stanley & Co. International PLC	Rakuten, Inc.	JPY	(2,304,946)	11/18/2019	(0.50	)%(j)	(958)	(5)	(963)
Morgan Stanley & Co. International PLC	Randgold Resources Ltd.	GBP	(6,481)	11/18/2019	0.37	%(c)	(2,421)	2	(2,419)
Morgan Stanley & Co. International PLC	Randgold Resources Ltd.	GBP	(5,669)	11/18/2019	0.37	%(c)	(3,451)	2	(3,449)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Randgold Resources Ltd.	GBP	(6,166)	11/18/2019	0.37	%(c)	$(3,369)	$2	$(3,367)
Morgan Stanley & Co. International PLC	Reckitt Benckiser Group PLC	GBP	(28,093)	11/18/2019	0.37	%(c)	(3,981)	7	(3,974)
Morgan Stanley & Co. International PLC	Regency Centers Corp.		$(34,629)	11/18/2019	1.83	%(b)	(3,531)	33	(3,498)
Morgan Stanley & Co. International PLC	RenaissanceRe Holdings Ltd.		(20,003)	11/18/2019	1.83	%(b)	290	17	307
Morgan Stanley & Co. International PLC	RenaissanceRe Holdings Ltd.		(19,033)	11/18/2019	1.83	%(b)	1,271	15	1,286
Morgan Stanley & Co. International PLC	Renesas Electronics Corp.	JPY	(7,824,590)	11/18/2019	(0.50	)%(j)	21,419	(11)	21,408
Morgan Stanley & Co. International PLC	Renesas Electronics Corp.	JPY	(1,272,931)	11/18/2019	(0.50	)%(j)	1,930	(2)	1,928
Morgan Stanley & Co. International PLC	Renesas Electronics Corp.	JPY	(399,648)	11/18/2019	(0.50	)%(j)	446	(1)	445
Morgan Stanley & Co. International PLC	Renesas Electronics Corp.	JPY	(206,808)	11/18/2019	(0.50	)%(j)	121	(0)	121
Morgan Stanley & Co. International PLC	Rentokil Initial PLC	GBP	(6,579)	11/18/2019	0.37	%(c)	454	1	455
Morgan Stanley & Co. International PLC	Rentokil Initial PLC	GBP	(9,063)	11/18/2019	0.37	%(c)	(141)	2	(139)
Morgan Stanley & Co. International PLC	Rentokil Initial PLC	GBP	(7,246)	11/18/2019	0.37	%(c)	(345)	1	(344)
Morgan Stanley & Co. International PLC	Rentokil Initial PLC	GBP	(7,394)	11/18/2019	0.37	%(c)	(1,127)	1	(1,126)
Morgan Stanley & Co. International PLC	RingCentral, Inc.		$(16,881)	11/18/2019	1.83	%(b)	(965)	15	(950)
Morgan Stanley & Co. International PLC	Rolls-Royce Holdings PLC	GBP	(170)	11/18/2019	0.37	%(c)	—	—	—
Morgan Stanley & Co. International PLC	Rolls-Royce Holdings PLC	GBP	(29,915)	11/18/2019	0.37	%(c)	(700)	7	(693)
Morgan Stanley & Co. International PLC	Royal Bank of Scotland Group PLC	GBP	(3,838)	11/18/2019	0.37	%(c)	603	1	604
Morgan Stanley & Co. International PLC	Royal Bank of Scotland Group PLC	GBP	(4,376)	11/18/2019	0.37	%(c)	271	1	272
Morgan Stanley & Co. International PLC	Royal Bank of Scotland Group PLC	GBP	(8,673)	11/18/2019	0.37	%(c)	354	2	356
Morgan Stanley & Co. International PLC	Royal Bank of Scotland Group PLC	GBP	(6,138)	11/18/2019	0.37	%(c)	230	1	231
Morgan Stanley & Co. International PLC	Royal Bank of Scotland Group PLC	GBP	(8,762)	11/18/2019	0.37	%(c)	448	2	450

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Royal Bank of Scotland Group PLC	GBP	(3,763)	11/18/2019	0.37	%(c)	$184	$1	$185
Morgan Stanley & Co. International PLC	Royal Bank of Scotland Group PLC	GBP	(1,833)	11/18/2019	0.37	%(c)	87	0	87
Morgan Stanley & Co. International PLC	RWE AG	EUR	(4,082)	11/18/2019	(0.77	)%(f)	801	(1)	800
Morgan Stanley & Co. International PLC	RWE AG	EUR	(16,495)	11/18/2019	(0.77	)%(f)	2,984	(6)	2,978
Morgan Stanley & Co. International PLC	RWE AG	EUR	(9,007)	11/18/2019	(0.77	)%(f)	1,756	(3)	1,753
Morgan Stanley & Co. International PLC	RWE AG	EUR	(17,277)	11/18/2019	(0.77	)%(f)	3,340	(6)	3,334
Morgan Stanley & Co. International PLC	RWE AG	EUR	(16,312)	11/18/2019	(0.77	)%(f)	2,881	(6)	2,875
Morgan Stanley & Co. International PLC	Sage Group PLC	GBP	(37,116)	11/18/2019	0.37	%(c)	7,157	7	7,164
Morgan Stanley & Co. International PLC	Sage Group PLC	GBP	(4,063)	11/18/2019	0.37	%(c)	596	1	597
Morgan Stanley & Co. International PLC	Sage Group PLC	GBP	(2,632)	11/18/2019	0.37	%(c)	193	1	194
Morgan Stanley & Co. International PLC	Sage Group PLC	GBP	(2,212)	11/18/2019	0.37	%(c)	(51)	0	(51)
Morgan Stanley & Co. International PLC	Sartorius AG	EUR	(15,184)	11/18/2019	(3.07	)%(aa)	1,206	(7)	1,199
Morgan Stanley & Co. International PLC	Sartorius AG	EUR	(16,573)	11/18/2019	(3.07	)%(aa)	1,920	(11)	1,909
Morgan Stanley & Co. International PLC	Sartorius Stedim Biotech	EUR	(20,551)	11/18/2019	(0.77	)%(f)	(9,655)	(12)	(9,667)
Morgan Stanley & Co. International PLC	SBI Holdings, Inc.	JPY	(895,206)	11/18/2019	(0.50	)%(j)	31	(2)	29
Morgan Stanley & Co. International PLC	SBM Offshore NV	EUR	(12,658)	11/18/2019	(0.77	)%(f)	(1,806)	(6)	(1,812)
Morgan Stanley & Co. International PLC	SBM Offshore NV	EUR	(5,899)	11/18/2019	(0.77	)%(f)	199	(2)	197
Morgan Stanley & Co. International PLC	SCANA Corp.		$(2,747)	11/18/2019	1.83	%(b)	(389)	3	(386)
Morgan Stanley & Co. International PLC	SCANA Corp.		(17,550)	11/18/2019	1.83	%(b)	(16)	15	(1)
Morgan Stanley & Co. International PLC	SCANA Corp.		(7,829)	11/18/2019	1.83	%(b)	(651)	29	(622)
Morgan Stanley & Co. International PLC	SCANA Corp.		(16,936)	11/18/2019	1.83	%(b)	(964)	15	(949)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)			Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	SCANA Corp.		$(17,638)		11/18/2019	1.83	%(b)	$(1,314)	$7	$(1,307)
Morgan Stanley & Co. International PLC	Seibu Holdings, Inc.	JPY	(1,145,399)		11/18/2019	(0.50	)%(j)	(367)	(11)	(378)
Morgan Stanley & Co. International PLC	Serco Group PLC	GBP	(20,899)		11/18/2019	0.37	%(c)	(967)	5	(962)
Morgan Stanley & Co. International PLC	Serco Group PLC	GBP	(2,989)		11/18/2019	0.37	%(c)	(339)	1	(338)
Morgan Stanley & Co. International PLC	ServiceNow, Inc.		$(20,586)		11/18/2019	1.83	%(b)	(570)	18	(552)
Morgan Stanley & Co. International PLC	ServiceNow, Inc.		(17,393)		11/18/2019	1.83	%(b)	459	15	474
Morgan Stanley & Co. International PLC	ServiceNow, Inc.		(17,715)		11/18/2019	1.83	%(b)	77	15	92
Morgan Stanley & Co. International PLC	ServiceNow, Inc.		(13,949)		11/18/2019	1.83	%(b)	1,000	11	1,011
Morgan Stanley & Co. International PLC	SG Holdings Co. Ltd.	JPY	(417,906)		11/18/2019	(0.50	)%(j)	(669)	(1)	(670)
Morgan Stanley & Co. International PLC	Sharp Corp.	JPY	(643,165)		11/18/2019	(10.35	)%(ab)	1,315	(31)	1,284
Morgan Stanley & Co. International PLC	Sharp Corp.	JPY	(1,520,551)		11/18/2019	(10.35	)%(ab)	2,134	(68)	2,066
Morgan Stanley & Co. International PLC	Sharp Corp.	JPY	(1,309,489)		11/18/2019	(10.35	)%(ab)	1,199	(50)	1,149
Morgan Stanley & Co. International PLC	Sharp Corp.	JPY	(1,155,9	87)	11/18/2019	(10.36	)%(ab)	519	(23)	496
Morgan Stanley & Co. International PLC	Shimadzu Corp.	JPY	(2,207,796)		11/18/2019	(0.50	)%(j)	933	(4)	929
Morgan Stanley & Co. International PLC	Shin-Etsu Chemical Co. Ltd.	JPY	(6,150,056)		11/18/2019	(0.50	)%(j)	6,272	(12)	6,260
Morgan Stanley & Co. International PLC	Siemens Gamesa Renewable Energy SA	EUR	(60,870)		11/18/2019	(2.87	)%(ac)	14,025	(75)	13,950
Morgan Stanley & Co. International PLC	Siemens Gamesa Renewable Energy SA	EUR	(3,278)		11/18/2019	(2.87	)%(ac)	770	(1)	769
Morgan Stanley & Co. International PLC	Siemens Gamesa Renewable Energy SA	EUR	(7,800)		11/18/2019	(2.87	)%(ac)	1,112	(4)	1,108
Morgan Stanley & Co. International PLC	Siemens Gamesa Renewable Energy SA	EUR	(5,257)		11/18/2019	(2.87	)%(ac)	748	(3)	745
Morgan Stanley & Co. International PLC	Siemens Gamesa Renewable Energy SA	EUR	(7,731)		11/18/2019	(2.87	)%(ac)	(8)	(12)	(20)
Morgan Stanley & Co. International PLC	Signature Bank		$(78,730)		11/18/2019	1.83	%(b)	9,637	60	9,697

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Signature Bank		$(1,416)	11/18/2019	1.83	%(b)	$159	$1	$160
Morgan Stanley & Co. International PLC	Signature Bank		(3,484)	11/18/2019	1.83	%(b)	368	3	371
Morgan Stanley & Co. International PLC	Signature Bank		(7,865)	11/18/2019	1.83	%(b)	(134)	3	(131)
Morgan Stanley & Co. International PLC	Skechers U.S.A., Inc.		(4,404)	11/18/2019	1.83	%(b)	174	4	178
Morgan Stanley & Co. International PLC	SM Energy Co.		(9,461)	11/18/2019	1.83	%(b)	337	8	345
Morgan Stanley & Co. International PLC	SoftBank Group Corp.	JPY	(3,237,118)	11/18/2019	(0.50	)%(j)	(5,701)	(8)	(5,709)
Morgan Stanley & Co. International PLC	Sotheby's		$(15,175)	11/18/2019	1.83	%(b)	2,947	11	2,958
Morgan Stanley & Co. International PLC	Southern Co.		(51,789)	11/18/2019	1.83	%(b)	(876)	46	(830)
Morgan Stanley & Co. International PLC	Southwest Airlines Co.		(34,583)	11/18/2019	1.83	%(b)	1,530	29	1,559
Morgan Stanley & Co. International PLC	Spirit Airlines, Inc.		(41,735)	11/18/2019	1.83	%(b)	(26,828)	59	(26,769)
Morgan Stanley & Co. International PLC	Spirit Airlines, Inc.		(630)	11/18/2019	1.83	%(b)	(48)	1	(47)
Morgan Stanley & Co. International PLC	Sprint Corp.		(26,438)	11/18/2019	0.47	%(ad)	(6,384)	7	(6,377)
Morgan Stanley & Co. International PLC	Sprint Corp.		(13,623)	11/18/2019	0.47	%(ad)	(2,867)	14	(2,853)
Morgan Stanley & Co. International PLC	Sprint Corp.		(13,642)	11/18/2019	0.47	%(ad)	(2,124)	13	(2,111)
Morgan Stanley & Co. International PLC	St James's Place PLC	GBP	(274)	11/18/2019	0.37	%(c)	45	0	45
Morgan Stanley & Co. International PLC	Standard Chartered PLC	GBP	(37,169)	11/18/2019	0.37	%(c)	10,139	7	10,146
Morgan Stanley & Co. International PLC	Standard Chartered PLC	GBP	(4,538)	11/18/2019	0.37	%(c)	972	1	973
Morgan Stanley & Co. International PLC	Standard Chartered PLC	GBP	(3,028)	11/18/2019	0.37	%(c)	586	1	587
Morgan Stanley & Co. International PLC	Standard Chartered PLC	GBP	(2,876)	11/18/2019	0.37	%(c)	479	1	480
Morgan Stanley & Co. International PLC	Standard Chartered PLC	GBP	(2,839)	11/18/2019	0.37	%(c)	430	1	431
Morgan Stanley & Co. International PLC	Standard Chartered PLC	GBP	(2,060)	11/18/2019	0.37	%(c)	70	0	70

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Standard Chartered PLC	GBP	(1,331)	11/18/2019	0.37	%(c)	$(70)	$0	$(70)
Morgan Stanley & Co. International PLC	Sterling BanCorp		$(10,536)	11/18/2019	1.83	%(b)	2,193	7	2,200
Morgan Stanley & Co. International PLC	Sterling BanCorp		(5,762)	11/18/2019	1.83	%(b)	1,038	4	1,042
Morgan Stanley & Co. International PLC	Sterling BanCorp		(23,247)	11/18/2019	1.83	%(b)	4,135	16	4,151
Morgan Stanley & Co. International PLC	STMicroelectronics NV	EUR	(15,372)	11/18/2019	(0.77	)%(f)	1,653	(6)	1,647
Morgan Stanley & Co. International PLC	SVB Financial Group		$(758)	11/18/2019	1.83	%(b)	142	1	143
Morgan Stanley & Co. International PLC	SVB Financial Group		(22,692)	11/18/2019	1.83	%(b)	4,941	15	4,956
Morgan Stanley & Co. International PLC	SVB Financial Group		(23,772)	11/18/2019	1.83	%(b)	4,769	16	4,785
Morgan Stanley & Co. International PLC	Syneos Health, Inc.		(42,433)	11/18/2019	1.83	%(b)	(3,196)	39	(3,157)
Morgan Stanley & Co. International PLC	Syneos Health, Inc.		(16,009)	11/18/2019	1.84	%(b)	544	11	555
Morgan Stanley & Co. International PLC	Syneos Health, Inc.		(5,752)	11/18/2019	1.83	%(b)	321	5	326
Morgan Stanley & Co. International PLC	Sysmex Corp.	JPY	(5,843,096)	11/18/2019	(0.50	)%(j)	8,334	(10)	8,324
Morgan Stanley & Co. International PLC	Tableau Software, Inc.		$(54,835)	11/18/2019	1.83	%(b)	(5,334)	52	(5,282)
Morgan Stanley & Co. International PLC	Tapestry, Inc.		(17,874)	11/18/2019	1.83	%(b)	52	6	58
Morgan Stanley & Co. International PLC	TD Ameritrade Holding Corp.		(95,744)	11/18/2019	1.83	%(b)	9,702	98	9,800
Morgan Stanley & Co. International PLC	Technicolor SA	EUR	(6,519)	11/18/2019	(9.99	)%(ae)	1,407	(4)	1,403
Morgan Stanley & Co. International PLC	TechnipFMC PLC	EUR	(55,097)	11/18/2019	(0.77	)%(f)	7,002	(20)	6,982
Morgan Stanley & Co. International PLC	TechnipFMC PLC	EUR	(10,153)	11/18/2019	(0.77	)%(f)	1,334	(4)	1,330
Morgan Stanley & Co. International PLC	Teladoc Health, Inc.		$(19,283)	11/18/2019	1.61	%(af)	1,321	11	1,332
Morgan Stanley & Co. International PLC	Teladoc Health, Inc.		(20,460)	11/18/2019	1.61	%(af)	1,840	16	1,856
Morgan Stanley & Co. International PLC	Teladoc Health, Inc.		(16,382)	11/18/2019	1.61	%(af)	(546)	6	(540)

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Telecom Italia SpA	EUR	(12,785)	11/18/2019	(0.87	)%(g)	$2,842	$(5)	$2,837
Morgan Stanley & Co. International PLC	Tenaris SA	EUR	(16,690)	11/18/2019	(0.87	)%(g)	2,378	(7)	2,371
Morgan Stanley & Co. International PLC	Tenaris SA	EUR	(9,836)	11/18/2019	(0.87	)%(g)	1,643	(4)	1,639
Morgan Stanley & Co. International PLC	Texas Capital Bancshares, Inc.		$(49,542)	11/18/2019	1.83	%(b)	12,084	32	12,116
Morgan Stanley & Co. International PLC	Texas Capital Bancshares, Inc.		(20,517)	11/18/2019	1.83	%(b)	4,812	14	4,826
Morgan Stanley & Co. International PLC	Texas Capital Bancshares, Inc.		(23,431)	11/18/2019	1.83	%(b)	5,193	16	5,209
Morgan Stanley & Co. International PLC	Texas Capital Bancshares, Inc.		(6,314)	11/18/2019	1.83	%(b)	1,331	4	1,335
Morgan Stanley & Co. International PLC	Texas Capital Bancshares, Inc.		(3,093)	11/18/2019	1.83	%(b)	601	2	603
Morgan Stanley & Co. International PLC	thyssenkrupp AG	EUR	(54,332)	11/18/2019	(0.77	)%(f)	9,240	(22)	9,218
Morgan Stanley & Co. International PLC	thyssenkrupp AG	EUR	(15,008)	11/18/2019	(0.77	)%(f)	1,673	(6)	1,667
Morgan Stanley & Co. International PLC	Toshiba Corp.	JPY	(1,206,720)	11/18/2019	(0.50	)%(j)	(644)	(3)	(647)
Morgan Stanley & Co. International PLC	Transocean Ltd.		$(20,208)	11/18/2019	1.73	%(q)	2,755	15	2,770
Morgan Stanley & Co. International PLC	Transocean Ltd.		(18,218)	11/18/2019	1.73	%(q)	819	59	878
Morgan Stanley & Co. International PLC	Transocean Ltd.		(18,212)	11/18/2019	1.73	%(q)	491	15	506
Morgan Stanley & Co. International PLC	Transocean Ltd.		(21,425)	11/18/2019	1.73	%(q)	1,525	17	1,542
Morgan Stanley & Co. International PLC	TreeHouse Foods, Inc.		(73,056)	11/18/2019	1.83	%(b)	2,472	61	2,533
Morgan Stanley & Co. International PLC	TripAdvisor, Inc.		(15,492)	11/18/2019	1.83	%(b)	472	13	485
Morgan Stanley & Co. International PLC	TripAdvisor, Inc.		(16,510)	11/18/2019	1.83	%(b)	(1,652)	16	(1,636)
Morgan Stanley & Co. International PLC	TripAdvisor, Inc.		(16,015)	11/18/2019	1.84	%(b)	(1,664)	13	(1,651)
Morgan Stanley & Co. International PLC	TripAdvisor, Inc.		(12,567)	11/18/2019	1.83	%(b)	(1,303)	5	(1,298)
Morgan Stanley & Co. International PLC	Tullow Oil PLC	GBP	(8,625)	11/18/2019	0.37	%(c)	1,050	2	1,052
See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Tullow Oil PLC	GBP	(9,566)	11/18/2019	0.37	%(c)	$126	$2	$128
Morgan Stanley & Co. International PLC	Tullow Oil PLC	GBP	(8,295)	11/18/2019	0.37	%(c)	(1)	2	1
Morgan Stanley & Co. International PLC	Twilio, Inc.		$(17,073)	11/18/2019	1.83	%(b)	(11,096)	24	(11,072)
Morgan Stanley & Co. International PLC	Twilio, Inc.		(17,178)	11/18/2019	1.83	%(b)	127	15	142
Morgan Stanley & Co. International PLC	Twilio, Inc.		(17,378)	11/18/2019	1.83	%(b)	(1,503)	7	(1,496)
Morgan Stanley & Co. International PLC	Twitter, Inc.		(6,330)	11/18/2019	1.83	%(b)	(136)	6	(130)
Morgan Stanley & Co. International PLC	Ubisoft Entertainment SA	EUR	(7,818)	11/18/2019	(0.77	)%(f)	1,096	(3)	1,093
Morgan Stanley & Co. International PLC	Ubisoft Entertainment SA	EUR	(11,418)	11/18/2019	(0.77	)%(f)	1,289	(4)	1,285
Morgan Stanley & Co. International PLC	UGI Corp.		$(3,868)	11/18/2019	1.83	%(b)	(215)	4	(211)
Morgan Stanley & Co. International PLC	Under Armour, Inc.		(79,047)	11/18/2019	0.63	%(ag)	(5,788)	25	(5,763)
Morgan Stanley & Co. International PLC	UniCredit SpA	EUR	(57,165)	11/18/2019	(0.87	)%(g)	10,749	(22)	10,727
Morgan Stanley & Co. International PLC	UniCredit SpA	EUR	(7,960)	11/18/2019	(0.87	)%(g)	1,618	(3)	1,615
Morgan Stanley & Co. International PLC	UniCredit SpA	EUR	(6,751)	11/18/2019	(0.87	)%(g)	946	(3)	943
Morgan Stanley & Co. International PLC	UniCredit SpA	EUR	(3,302)	11/18/2019	(0.87	)%(g)	204	(1)	203
Morgan Stanley & Co. International PLC	UniCredit SpA	EUR	(2,840)	11/18/2019	(0.87	)%(g)	(13)	(1)	(14)
Morgan Stanley & Co. International PLC	United Continental Holdings, Inc.		$(58,066)	11/18/2019	1.83	%(b)	(17,356)	65	(17,291)
Morgan Stanley & Co. International PLC	United Rentals, Inc.		(16,963)	11/18/2019	1.83	%(b)	(884)	6	(878)
Morgan Stanley & Co. International PLC	Uniti Group, Inc.		(38,312)	11/18/2019	1.63	%(ah)	1,834	28	1,862
Morgan Stanley & Co. International PLC	Uniti Group, Inc.		(7,786)	11/18/2019	1.63	%(ah)	(1,026)	8	(1,018)
Morgan Stanley & Co. International PLC	Valeo SA	EUR	(46,661)	11/18/2019	(0.77	)%(f)	17,005	(13)	16,992
Morgan Stanley & Co. International PLC	Valeo SA	EUR	(18,698)	11/18/2019	(0.77	)%(f)	6,841	(5)	6,836

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Valeo SA	EUR	(19,146)	11/18/2019	(0.77	)%(f)	$4,992	$(28)	$4,964
Morgan Stanley & Co. International PLC	ViaSat, Inc.		$(13,592)	11/18/2019	1.23	%(ai)	(154)	8	(146)
Morgan Stanley & Co. International PLC	Vulcan Materials Co.		(46,139)	11/18/2019	1.83	%(b)	7,848	33	7,881
Morgan Stanley & Co. International PLC	Wabtec Corp.		(34,065)	11/18/2019	1.73	%(q)	4,524	24	4,548
Morgan Stanley & Co. International PLC	Weatherford		(101,450)	11/18/2019	1.38	%(aj)	37,833	41	37,874
Morgan Stanley & Co. International PLC	Weir Group PLC	GBP	(1,844)	11/18/2019	0.37	%(c)	509	0	509
Morgan Stanley & Co. International PLC	Weir Group PLC	GBP	(7,233)	11/18/2019	0.37	%(c)	1,632	1	1,633
Morgan Stanley & Co. International PLC	Weir Group PLC	GBP	(7,184)	11/18/2019	0.37	%(c)	(1,287)	1	(1,286)
Morgan Stanley & Co. International PLC	Welcia Holdings Co. Ltd.	JPY	(507,451)	11/18/2019	(0.50	)%(j)	(304)	(1)	(305)
Morgan Stanley & Co. International PLC	Welcia Holdings Co. Ltd.	JPY	(1,202,822)	11/18/2019	(0.50	)%(j)	225	(3)	222
Morgan Stanley & Co. International PLC	Western Alliance BanCorp		$(30,407)	11/18/2019	1.83	%(b)	4,953	22	4,975
Morgan Stanley & Co. International PLC	Western Alliance BanCorp		(20,653)	11/18/2019	1.83	%(b)	2,825	15	2,840
Morgan Stanley & Co. International PLC	Western Alliance BanCorp		(21,460)	11/18/2019	1.83	%(b)	2,867	16	2,883
Morgan Stanley & Co. International PLC	Western Alliance BanCorp		(17,765)	11/18/2019	1.83	%(b)	31	6	37
Morgan Stanley & Co. International PLC	Williams-Sonoma, Inc.		(18,162)	11/18/2019	1.50	%(i)	619	8	627
Morgan Stanley & Co. International PLC	Williams-Sonoma, Inc.		(18,497)	11/18/2019	1.51	%(i)	906	7	913
Morgan Stanley & Co. International PLC	Workday, Inc.		(37,825)	11/18/2019	1.83	%(b)	(774)	33	(741)
Morgan Stanley & Co. International PLC	WPP PLC	GBP	(21,218)	11/18/2019	0.37	%(c)	5,908	4	5,912
Morgan Stanley & Co. International PLC	Wright Medical Group NV		$(19,643)	11/18/2019	1.83	%(b)	(1,726)	19	(1,707)
Morgan Stanley & Co. International PLC	Wynn Resorts Ltd.		(24,994)	11/18/2019	1.83	%(b)	7,015	15	7,030
Morgan Stanley & Co. International PLC	Wynn Resorts Ltd.		(22,806)	11/18/2019	1.83	%(b)	5,367	15	5,382

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Counterparty	Reference Entity	Notional Amount(a)		Maturity Date	Variable- Rate(al)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Morgan Stanley & Co. International PLC	Wynn Resorts Ltd.		$(22,244)	11/18/2019	1.83	%(b)	$2,973	$17	$2,990
Morgan Stanley & Co. International PLC	Wynn Resorts Ltd.		(19,987)	11/18/2019	1.84	%(b)	2,549	12	2,561
Morgan Stanley & Co. International PLC	Wynn Resorts Ltd.		(11,629)	11/18/2019	1.83	%(b)	231	4	235
Morgan Stanley & Co. International PLC	Yamato Holdings Co. Ltd.	JPY	(2,208,414)	11/18/2019	(0.50	)%(j)	201	(5)	196
Morgan Stanley & Co. International PLC	Zalando SE	EUR	(66,179)	11/18/2019	(2.30	)%(ak)	14,939	(55)	14,884
Morgan Stanley & Co. International PLC	Zalando SE	EUR	(14,026)	11/18/2019	(2.30	)%(ak)	79	(10)	69
Morgan Stanley & Co. International PLC	Zalando SE	EUR	(2,064)	11/18/2019	(2.30	)%(ak)	(148)	(2)	(150)
Morgan Stanley & Co. International PLC	Zendesk, Inc.		$(77,034)	11/18/2019	1.83	%(b)	1,770	65	1,835
Morgan Stanley & Co. International PLC	ZOZO, Inc.	JPY	(5,816,658)	11/18/2019	(0.50	)%(j)	11,315	(10)	11,305
Morgan Stanley & Co. International PLC	ZOZO, Inc.	JPY	(1,103,340)	11/18/2019	(0.50	)%(j)	1,274	(2)	1,272
Total							$905,804	$5,398	$911,202

(a)  Notional amount is stated in the currency in which the contract is denominated.

  EUR - Euro

  GBP - Pound Sterling

  JPY - Japanese Yen

(b)  Fund receives 1-month USD LIBOR minus 0.45%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(c)  Fund receives 1-month GBP LIBOR minus 0.35%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(d)  Fund receives 1-month USD LIBOR minus 1.85%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(e)  Fund receives 1-month USD LIBOR minus 1.15%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(f)  Fund receives 1-month EURIBOR minus 0.40%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(g)  Fund receives 1-month EURIBOR minus 0.50%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

(h)  Fund receives 1-month USD LIBOR minus 0.47%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(i)  Fund receives 1-month USD LIBOR minus 0.78%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(j)  Fund receives 1-month JPY LIBOR minus 0.40%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(k)  Fund receives 1-month USD LIBOR minus 2.10%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(l)  Fund receives 1-month USD LIBOR minus 1.13%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(m)  Fund receives 1-month USD LIBOR minus 2.93%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(n)  Fund receives 1-month EURIBOR minus 2.63%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(o)  Fund receives 1-month USD LIBOR minus 0.74%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(p)  Fund receives 1-month JPY LIBOR minus 1.08%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(q)  Fund receives 1-month USD LIBOR minus 0.55%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(r)  Fund receives 1-month USD LIBOR minus 1.22%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(s)  Fund receives 1-month EURIBOR minus 1.75%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(t)  Fund receives 1-month GBP LIBOR minus 2.13%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(u)  Fund receives 1-month JPY LIBOR minus 1.25%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(v)  Fund receives 1-month JPY LIBOR minus 0.63%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(w)  Fund receives 1-month EURIBOR minus 5.38%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(x)  Fund receives 1-month EURIBOR minus 1.13%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(y)  Fund receives 1-month USD LIBOR minus 1.40%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(z)  Fund receives 1-month GBP LIBOR minus 1.88%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(aa)  Fund receives 1-month EURIBOR minus 2.70%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

(ab)  Fund receives 1-month JPY LIBOR minus 10.25%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(ac)  Fund receives 1-month EURIBOR minus 2.50%%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(ad)  Fund receives 1-month USD LIBOR minus 1.81%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(ae)  Fund receives 1-month EURIBOR minus 9.63%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(af)  Fund receives 1-month USD LIBOR minus 0.67%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(ag)  Fund receives 1-month USD LIBOR minus 1.65%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(ah)  Fund receives 1-month USD LIBOR minus 0.65%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(ai)  Fund receives 1-month USD LIBOR minus 1.05%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(aj)  Fund receives 1-month USD LIBOR minus 0.90%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(ak)  Fund receives 1-month EURIBOR minus 1.93%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(al)  Effective rate at October 31, 2018.

(am)  Fund receives 1-month EURIBOR minus 0.59%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

  Benchmark Floating Rates:

  LIBOR - London Interbank Offered Rate

  EURIBOR - Euro Interbank Offered Rate

For the year ended October 31, 2018, the average notional value of total return swaps for the Fund was $9,815,962 for long positions and $(9,935,925) for short positions.

At October 31, 2018, the Fund had cash collateral of $2,990,000 deposited in a segregated account for Morgan Stanley Capital Services LLC to cover collateral requirements on over-the-counter derivatives.

See Notes to Financial Statements

Consolidated Schedule of Investments Multi-Style Premia Fund (cont'd)

Written option contracts ("options written")

At October 31, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
S&P 500 Index	15	$(4,067,610)	$2,550	11/23/2018	$(19,950)
S&P 500 Index	10	(2,711,740)	2,680	11/16/2018	(35,500)
S&P 500 Index	5	(1,355,870)	2,590	11/16/2018	(7,675)
Total options written (premium received $90,913)					$(63,125)

For the year ended October 31, 2018, the Fund had an average market value of $(45,888) in options written.

At October 31, 2018, the Fund had $1,365,610 deposited in a segregated account to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$3,727	$1,449	$—	$5,176
Short-Term Investments	—	4,655	—	4,655
Total Investments	$3,727	$6,104	$—	$9,831

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$117	$—	$—	$117
Liabilities	(193)	—	—	(193)
Forward Contracts(a)
Assets	—	25	—	25
Liabilities	—	(51)	—	(51)
Swaps
Assets	—	1,711	—	1,711
Liabilities	—	(989)	—	(989)
Options Written
Liabilities	(63)	—	—	(63)
Total	$(139)	$696	$—	$557

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund
October 31, 2018

PRINCIPAL AMOUNT	VALUE
(000's omitted)	(000's omitted)
U.S. Treasury Obligations 100.3%
	U.S. Treasury Notes
$49,000	0.88%, due 6/15/19—9/15/19	$48,375	(a)
19,400	1.00%, due 3/15/19	19,303
22,900	1.25%, due 12/15/18	22,874	(a)
47,600	1.38%, due 12/15/19—9/15/20	46,592
22,600	1.50%, due 6/15/20	22,122
32,200	1.63%, due 3/15/20—6/30/20	31,655
45,500	1.88%, due 12/15/20	44,562	(a)(b)
20,400	2.38%, due 3/15/21	20,157
300	2.63%, due 6/15/21	298
	Total U.S. Treasury Obligations (Cost $257,596)	255,938
NUMBER OF SHARES
Short-Term Investments 1.9%
Investment Companies 1.9%
4,830,990	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.09%(c) (Cost $4,831)	4,831	(b)
	Total Investments 102.2% (Cost $262,427)	260,769
	Liabilities Less Other Assets (2.2)%	(5,678	)(d)
	Net Assets 100.0%	$255,091

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  All or a portion of this security is segregated in connection with obligations for options written with a total value of approximately $7,769,000.

(c)  Represents 7-day effective yield as of October 31, 2018.

(d)  Includes the impact of the Fund's open positions in derivatives at October 31, 2018.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund (cont'd)

Derivative Instruments

Written option contracts ("options written")

At October 31, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
Russell 2000 Index	10	$(1,511,413)	$1,550	11/16/2018	$(54,200)
Russell 2000 Index	18	(2,720,543)	1,595	11/9/2018	(155,790)
Russell 2000 Index	7	(1,057,989)	1,530	11/16/2018	(29,610)
Russell 2000 Index	21	(3,173,967)	1,530	11/9/2018	(77,490)
Russell 2000 Index	10	(1,511,413)	1,570	11/9/2018	(64,850)
Russell 2000 Index	9	(1,360,272)	1,490	11/9/2018	(17,460)
Russell 2000 Index	25	(3,778,533)	1,530	11/2/2018	(63,000)
Russell 2000 Index	3	(453,424)	1,535	11/2/2018	(8,655)
Russell 2000 Index	2	(302,283)	1,535	11/23/2018	(9,750)
Russell 2000 Index	57	(8,615,054)	1,490	11/23/2018	(165,870)
Russell 2000 Index	4	(604,565)	1,490	11/2/2018	(2,760)
Russell 2000 Index	1	(151,141)	1,500	11/23/2018	(3,275)
Russell 2000 Index	4	(604,565)	1,500	11/9/2018	(9,200)
Russell 2000 Index	2	(302,283)	1,500	11/2/2018	(1,980)
Russell 2000 Index	11	(1,662,554)	1,490	11/30/2018	(36,630)
Russell 2000 Index	13	(1,964,837)	1,550	11/2/2018	(54,080)
Russell 2000 Index	22	(3,325,109)	1,585	11/16/2018	(176,880)
Russell 2000 Index	3	(453,424)	1,555	11/2/2018	(13,815)
Russell 2000 Index	6	(906,848)	1,555	11/23/2018	(36,510)
Russell 2000 Index	6	(906,848)	1,560	11/2/2018	(30,510)
Russell 2000 Index	22	(3,325,109)	1,555	11/16/2018	(126,830)
S&P 500 Index	1	(271,174)	2,725	11/30/2018	(6,280)
S&P 500 Index	123	(33,354,402)	2,780	11/16/2018	(1,037,505)
S&P 500 Index	64	(17,355,136)	2,650	11/30/2018	(231,040)
S&P 500 Index	22	(5,965,828)	2,805	11/16/2018	(227,260)
S&P 500 Index	11	(2,982,914)	2,675	11/30/2018	(47,740)
S&P 500 Index	86	(23,320,964)	2,730	11/9/2018	(403,770)
S&P 500 Index	13	(3,525,262)	2,730	11/16/2018	(71,045)
S&P 500 Index	3	(813,522)	2,700	11/9/2018	(10,140)
S&P 500 Index	31	(8,406,394)	2,760	11/16/2018	(220,565)
S&P 500 Index	30	(8,135,220)	2,700	11/23/2018	(138,900)
S&P 500 Index	36	(9,762,264)	2,730	11/2/2018	(105,480)
S&P 500 Index	22	(5,965,828)	2,825	11/9/2018	(256,520)
S&P 500 Index	26	(7,050,524)	2,755	11/2/2018	(122,850)
S&P 500 Index	2	(542,348)	2,715	11/9/2018	(7,980)

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
S&P 500 Index	13	$(3,525,262)	$2,700	11/2/2018	$(20,020)
S&P 500 Index	5	(1,355,870)	2,685	11/2/2018	(5,500)
S&P 500 Index	7	(1,898,218)	2,715	11/2/2018	(14,945)
S&P 500 Index	38	(10,304,612)	2,765	11/2/2018	(212,040)
S&P 500 Index	23	(6,237,002)	2,650	11/9/2018	(44,160)
S&P 500 Index	46	(12,474,004)	2,675	11/9/2018	(117,530)
S&P 500 Index	1	(271,174)	2,685	11/9/2018	(2,860)
S&P 500 Index	17	(4,609,958)	2,765	11/9/2018	(114,835)
S&P 500 Index	10	(2,711,740)	2,795	11/16/2018	(95,350)
S&P 500 Index	77	(20,880,398)	2,715	11/23/2018	(403,480)
S&P 500 Index	92	(24,948,008)	2,685	11/23/2018	(376,280)
S&P 500 Index	2	(542,348)	2,780	11/23/2018	(17,550)
S&P 500 Index	6	(1,627,044)	2,755	11/23/2018	(43,350)
S&P 500 Index	7	(1,898,218)	2,685	11/30/2018	(32,690)
Total options written (premium received $5,127,599)					$(5,526,810)

For the year ended October 31, 2018, the Fund had an average market value of $(3,401,254) in options written. The Fund had securities pledged in the amount of $84,737,175 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$255,938	$—	$255,938
Short-Term Investments	—	4,831	—	4,831
Total Investments	$—	$260,769	$—	$260,769

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(5,527)	$—	$—	$(5,527)
Total	$(5,527)	$—	$—	$(5,527)

See Notes to Financial Statements

Statements of Assets and Liabilities

Neuberger Berman Alternative Funds
(000's omitted except per share amounts)

	COMMODITY STRATEGY FUND**	GLOBAL ALLOCATION FUND	HEDGED OPTION PREMIUM STRATEGY FUND	LONG SHORT FUND	LONG SHORT CREDIT FUND	MULTI-ASSET INCOME FUND	MULTI-STYLE PREMIA FUND**	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	October 31, 2018	October 31, 2018	October 31, 2018	October 31, 2018	October 31, 2018	October 31, 2018	October 31, 2018	October 31, 2018
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$141,638	$10,188	$14,382	$2,967,692	$12,051	$20,763	$9,831	$260,769
Affiliated issuers(b)	—	10,115	—	—	—	4,776	—	—
	141,638	20,303	14,382	2,967,692	12,051	25,539	9,831	260,769
Cash	1,000	1	—	—	9	1	244	—
Foreign currency(c)	—	1	—	—	—	—	17	—
Cash collateral segregated for short sales (Note A)	—	—	—	615,878	—	—	—	—
Cash collateral segregated for futures contracts (Note A)	13,585	289	—	—	6	317	494	—
Cash collateral segregated for option contracts (Note A)	—	—	—	—	—	—	1,366	—
Cash collateral segregated for centrally cleared swap contracts (Note A)	—	—	—	—	505	—	2,990	—
Cash collateral segregated for over-the-counter derivatives (Note A)	—	—	—	1,720	470	—	—	—
Receivable from broker	—	—	80	2	—	—	—	—
Dividends and interest receivable	528	44	57	6,264	143	92	50	1,047
Receivable for securities sold	—	87	—	86,316	3,170	192	—	6
Receivable for Fund shares sold	77	—	—	5,158	—	—	—	377
Receivable from Management—net (Note B)	—	29	21	—	24	32	—	—
Receivable for securities lending income (Note A)	—	—	—	62	—	—	—	—
Receivable for accumulated variation margin on futures contracts (Note A)	—	—	—	30,995	—	—	—	—
Receivable for accumulated variation margin on open centrally cleared swap contracts(d)(e) (Note A)	—	—	—	—	57	—	—	—
Over-the-counter swap contracts, at value(f) (Note A)	—	41	—	5,009	27	45	1,712	—
Receivable for forward foreign currency contracts (Note A)	—	266	—	—	11	280	25	—
Prepaid expenses and other assets	29	18	16	191	15	14	46	56
Total Assets	156,857	21,079	14,556	3,719,287	16,488	26,512	16,775	262,255
Liabilities
Investments sold short, at value(g) (Note A)	—	—	—	438,555	—	—	—	—
Over-the-counter swap contracts, at value(f) (Note A)	—	45	—	4,951	29	49	989	—
Dividends and interest payable for short sales	—	—	—	1,343	—	—	—	—
Cash collateral segregated for futures contracts due to broker (Note A)	—	—	—	16,928	—	—	—	—
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	—	—	150	—	—	—	—
Payable to investment manager—net (Notes A & B)	66	4	6	2,893	8	7	9	129
Option contracts written, at value(h) (Note A)	—	30	318	10,659	—	33	63	5,527
Due to custodian	—	—	—	11,760	—	10	—	511
Payable for securities purchased	1,600	1,506	125	118,856	—	3,017	—	—
Payable for Fund shares redeemed	5	100	—	7,894	—	50	—	876
Payable to administrator—net (Note B)	23	—	—	500	—	—	16	23
Payable to trustees	2	2	2	1	2	2	11	2
Payable for loaned securities collateral (Note A)	—	—	—	73,895	—	—	—	—
Payable for accumulated variation margin on futures contracts (Note A)	6,844	42	—	—	1	27	76	—
Payable for forward foreign currency contracts (Note A)	—	261	—	—	7	275	51	—
Distributions payable	—	—	—	—	—	11	—	—
Accrued expenses and other payables	138	122	77	182	92	133	85	96
Total Liabilities	8,678	2,112	528	688,567	139	3,614	1,300	7,164
Net Assets	$148,179	$18,967	$14,028	$3,030,720	$16,349	$22,898	$15,475	$255,091

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted except per share amounts)

	COMMODITY STRATEGY FUND**	GLOBAL ALLOCATION FUND	HEDGED OPTION PREMIUM STRATEGY FUND	LONG SHORT FUND		LONG SHORT CREDIT FUND	MULTI-ASSET INCOME FUND	MULTI-STYLE PREMIA FUND**	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	October 31, 2018	October 31, 2018	October 31, 2018	October 31, 2018		October 31, 2018	October 31, 2018	October 31, 2018	October 31, 2018
Net Assets consist of:
Paid-in capital	$158,116	$18,239	$14,964	$2,569,967		$18,458	$23,370	$15,481	$257,160
Total distributable earnings/(losses)	(9,937)	728	(936)	460,753		(2,109)	(472)	(6)	(2,069)
Net Assets	$148,179	$18,967	$14,028	$3,030,720		$16,349	$22,898	$15,475	$255,091
Net Assets
Institutional Class	$100,287	$13,814	$12,117	$2,847,261		$8,467	$17,671	$15,401	$217,574
Class A	47,860	2,846	24	105,896		2,005	719	25	18,447
Class C	32	2,307	33	77,563		1,131	650	24	1,170
Class R6	—	—	1,854	—		4,746	3,858	25	17,900
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	16,201	1,238	510	195,789		926	1,844	623	20,425
Class A	7,883	258	1	7,284	(i)	219	75	1	1,734
Class C	6	216	1	5,340	(i)	124	68	1	111
Class R6	—	—	78	—		519	403	1	1,680
Net Asset Value, offering and redemption price per share
Institutional Class	$6.19	$11.15	$23.78	$14.54		$9.15	$9.58	$24.71	$10.65
Class R6	—	—	23.77	—		9.15	9.58	24.72	10.66
Net Asset Value and redemption price per share
Class A	$6.07	$11.05	$23.77	$14.54	(i)	$9.15	$9.58	$24.67	$10.64
Offering Price per share
Class A‡	$6.44	$11.72	$25.22	$15.43	(i)	$9.56	$10.01	$26.18	$11.29
Net Asset Value and offering price per share
Class C^	$5.83	$10.70	$23.63	$14.53	(i)	$9.13	$9.58	$24.59	$10.51
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$—	$73,230		$—	$—	$—	$—
*Cost of Investments:
(a) Unaffiliated issuers	$141,693	$10,138	$14,571	$2,624,663		$12,282	$20,931	$10,300	$262,427
(b) Affiliated issuers	—	10,149	—	—		—	4,981	—	—
Total cost of investments	$141,693	$20,287	$14,571	$2,624,663		$12,282	$25,912	$10,300	$262,427
(c) Total cost of foreign currency	$—	$1	$—	$—		$—	$—	$17	$—
(d) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$—		$(141)	$—	$—	$—
(e) Unamortized upfront payments on centrally cleared swap contracts	$—	$—	$—	$—		$169	$—	$—	$—
(f) Unamortized upfront receipts on over-the-counter swap contracts	$—	$—	$—	$—		$(27)	$—	$—	$—
(g) Proceeds from investments sold short	$—	$—	$—	$457,576		$—	$—	$—	$—
(h) Premium received from option contracts written	$—	$34	$327	$8,915		$—	$36	$91	$5,128

**  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(i)  After the close of business on December 7, 2018, the Fund's A and C classes underwent a reverse stock split. The shares outstanding and per share data presented here have been adjusted to reflect the split. The per share data presented here has been adjusted to reflect this split. See Note I of the Notes to Financial Statements.

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Alternative Funds
(000's omitted)

	COMMODITY STRATEGY FUND(a)	GLOBAL ALLOCATION FUND	HEDGED OPTION PREMIUM STRATEGY FUND	LONG SHORT FUND	LONG SHORT CREDIT FUND	MULTI-ASSET INCOME FUND	MULTI-STYLE PREMIA FUND(a)	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	Period from May 18, 2018 (Commencement of Operations) to October 31, 2018	For the Year Ended October 31, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$—	$144	$—	$40,145	$27	$447	$81	$—
Dividend income—affiliated issuers (Note F)	—	247	—	—	—	218	—	—
Interest and other income—unaffiliated issuers	2,938	122	257	21,714	1,390	256	53	5,303
Income from securities loaned—net (Note A)	—	—	—	95	—	—	—	—
Foreign taxes withheld (Note A)	—	(7)	—	(686)	—	(12)	(8)	—
Total income	$2,938	$506	$257	$61,268	$1,417	$909	$126	$5,303
Expenses:
Investment management fees (Note B)	717	114	70	37,013	145	106	45	1,364
Administration fees (Note B):
Institutional Class	143	22	20	4,704	20	27	10	414
Class A	125	9	—	328	7	2	—	23
Class C	—	7	—	228	3	2	—	3
Class R6	—	—	2	—	4	3	—	14
Distribution fees (Note B):
Class A	120	8	—	315	6	2	—	22
Class C	—	28	—	877	11	7	—	10
Shareholder servicing agent fees:
Institutional Class	1	—	—	49	—	—	—	2
Class A	5	1	—	6	1	—	—	1
Class C	—	—	—	2	—	1	—	—
Organization expense (Note A)	—	—	—	—	—	—	163	—
Subsidiary Administration Fees	50	—	—	—	—	—	23	—
Audit fees	81	70	40	37	58	71	40	55
Custodian and accounting fees	92	191	84	612	94	192	73	111
Insurance expense	4	1	—	97	1	1	—	7
Legal fees	82	85	80	117	82	87	28	82
Registration and filing fees	59	64	99	349	62	60	29	93
Shareholder reports	24	2	1	200	2	2	1	12
Trustees' fees and expenses	45	45	45	50	45	45	25	45
Dividend and interest expense on securities sold short and reverse repurchase agreements (Note A)	—	—	—	9,782	84	—	—	—
Interest expense	7	1	—	31	11	—	—	—
Miscellaneous	25	26	—	205	7	5	2	19
Total expenses	1,580	674	441	55,002	643	613	439	2,277
See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted)

	COMMODITY STRATEGY FUND(a)	GLOBAL ALLOCATION FUND	HEDGED OPTION PREMIUM STRATEGY FUND	LONG SHORT FUND	LONG SHORT CREDIT FUND	MULTI-ASSET INCOME FUND	MULTI-STYLE PREMIA FUND(a)	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	Period from May 18, 2018 (Commencement of Operations) to October 31, 2018	For the Year Ended October 31, 2018
Expenses reimbursed by Management (Note B)	(346)	(473)	(340)	—	(322)	(450)	(374)	(265)
Investment management fees waived (Note A)	—	(63)	—	—	—	(25)	—	—
Total net expenses	1,234	138	101	55,002	321	138	65	2,012
Net investment income/(loss)	$1,704	$368	$156	$6,266	$1,096	$771	$61	$3,291
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	111	456	(286)	179,848	(836)	338	(80)	(1,229)
Transactions in investment securities of affiliated issuers	—	225	—	369	—	(1)	—	—
Realized gain distributions from affiliated issuers	—	186	—	—	—	—	—	—
Settlement of forward foreign currency contracts	—	60	—	—	13	57	(49)	—
Settlement of foreign currency transactions	—	(6)	—	(10)	13	(8)	(1)	—
Expiration or closing of futures contracts	8,024	(75)	—	(74,804)	(61)	(110)	(60)	—
Expiration or closing of option contracts and swaptions written	—	(56)	(471)	21,558	63	(66)	(135)	662
Expiration or closing of swap contracts	—	(17)	—	(23,221)	(367)	(13)	(95)	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(157)	(696)	(157)	(128,475)	(313)	(1,077)	(469)	(1,072)
Investment securities of affiliated issuers	—	(1,071)	—	4,284	—	(278)	—	—
Short positions of unaffiliated issuers	—	—	—	47,409	—	—	—	—
Forward foreign currency contracts	—	(10)	—	—	2	(4)	(26)	—
Foreign currency translations	—	(2)	—	—	1	(2)	—	—
Futures contracts	(9,090)	(50)	—	51,355	10	(51)	(76)	—
Option contracts and swaptions written	—	(1)	(11)	(1,504)	—	(1)	28	(863)
Swap contracts	—	(5)	—	2,248	(4)	(6)	722	—
Net gain/(loss) on investments	(1,112)	(1,062)	(925)	79,057	(1,479)	(1,222)	(241)	(2,502)
Net increase/(decrease) in net assets resulting from operations	$592	$(694)	$(769)	$85,323	$(383)	$(451)	$(180)	$789

(a)  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds
(000's omitted)

	COMMODITY STRATEGY FUND(a)		GLOBAL ALLOCATION FUND		HEDGED OPTION PREMIUM STRATEGY FUND		LONG SHORT FUND		LONG SHORT CREDIT FUND		MULTI-ASSET INCOME FUND
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Period from April 12, 2017 (Commencement of Operations) to October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$1,704	$222	$368	$281	$156	$21	$6,266	$1,564	$1,096	$1,065	$771	$677
Net realized gain/(loss) on investments (Note A)	8,135	4,087	773	1,076	(757)	100	103,740	60,662	(1,175)	330	197	331
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	37	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments (Note A)	(9,247)	1,630	(1,835)	1,743	(168)	(11)	(24,683)	206,680	(304)	39	(1,419)	994
Net increase/(decrease) in net assets resulting from operations	592	5,939	(694)	3,100	(769)	110	85,323	268,943	(383)	1,434	(451)	2,002
Distributions to Shareholders From (Note A):
Distributable earnings:
Institutional Class	(3,165)	—	(691)	(44)	(225)	(11)	—	—	(517)	(659)	(624)	(548)
Class A	(1,487)	—	(194)	—	(1)	—	—	—	(75)	(100)	(22)	(18)
Class C	(1)	—	(125)	—	—	—	—	—	(33)	(28)	(17)	(16)
Class R6	—	—	—	—	(36)	(6)	—	—	(201)	(251)	(143)	(142)
Tax return of capital:
Institutional Class	—	—	—	—	—	—	—	—	(46)	—	(124)	(16)
Class A	—	—	—	—	—	—	—	—	(9)	—	(5)	(1)
Class C	—	—	—	—	—	—	—	—	(4)	—	(5)	(1)
Class R6	—	—	—	—	—	—	—	—	(17)	—	(28)	(4)
Total distributions to shareholders	(4,653)	—	(1,010)	(44)	(262)	(17)	—	—	(902)	(1,038)	(968)	(746)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	33,074	45,513	4,229	6,799	12,489	8,498	1,075,133	1,209,220	5,698	5,003	2,640	5,407
Class A	15,377	16,494	204	1,344	—	25	32,941	46,543	1,122	2,136	234	11
Class C	7	—	24	215	—	35	6,391	8,792	185	25	—	59
Class R6	—	—	—	—	—	1,950	—	—	20	220	—	—
Proceeds from reinvestment of dividends and distributions:
Institutional Class	3,133	—	691	44	224	11	—	—	563	660	749	564
Class A	1,487	—	193	—	—	—	—	—	47	65	6	3
Class C	1	—	125	—	—	—	—	—	7	1	6	5
Class R6	—	—	—	—	—	—	—	—	40	56	—	—
Payments for shares redeemed:
Institutional Class	(16,338)	(15,387)	(3,760)	(4,963)	(8,258)	(8)	(1,161,349)	(672,348)	(12,634)	(12,619)	(1,972)	(1,978)
Class A	(9,994)	(9,373)	(1,156)	(4,053)	—	—	(76,039)	(124,652)	(2,054)	(207)	(77)	(11)
Class C	(4)	(57)	(804)	(2,268)	—	—	(22,990)	(43,665)	(5)	(11)	(49)	(13)
Class R6	—	—	—	—	—	—	—	—	(1,070)	(473)	—	—
Net increase/(decrease) from Fund share transactions	26,743	37,190	(254)	(2,882)	4,455	10,511	(145,913)	423,890	(8,081)	(5,144)	1,537	4,047
Net Increase/(Decrease) in Net Assets	22,682	43,129	(1,958)	174	3,424	10,604	(60,590)	692,833	(9,366)	(4,748)	118	5,303
Net Assets:
Beginning of year	125,497	82,368	20,925	20,751	10,604	—	3,091,310	2,398,477	25,715	30,463	22,780	17,477
End of year	$148,179	$125,497	$18,967	$20,925	$14,028	$10,604	$3,030,720	$3,091,310	$16,349	$25,715	$22,898	$22,780

(a)  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted)

	MULTI-STYLE PREMIA FUND(a)	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	Period from May 18, 2018 (Commencement of Operations) to October 31, 2018	Year Ended October 31, 2018	Year Ended October 31, 2017
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$61	$3,291	$496
Net realized gain/(loss) on investments (Note A)	(420)	(567)	10,197
Net increase from payments by affiliates (Note B)	—	—	—
Change in net unrealized appreciation/(depreciation) of investments (Note A)	179	(1,935)	(47)
Net increase/(decrease) in net assets resulting from operations	(180)	789	10,646
Distributions to Shareholders From (Note A):
Distributable earnings:
Institutional Class	—	(11,110)	(472)
Class A	—	(327)	(4)
Class C	—	(46)	—
Class R6	—	(961)	(59)
Tax return of capital:
Institutional Class	—	—	—
Class A	—	—	—
Class C	—	—	—
Class R6	—	—	—
Total distributions to shareholders	—	(12,444)	(535)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	15,580	237,195	137,312
Class A	25	18,444	3,952
Class C	25	957	403
Class R6	25	9,482	10,681
Proceeds from reinvestment of dividends and distributions:
Institutional Class	—	10,976	471
Class A	—	298	3
Class C	—	35	—
Class R6	—	961	54
Payments for shares redeemed:
Institutional Class	—	(172,560)	(15,953)
Class A	—	(3,653)	(503)
Class C	—	(276)	(2)
Class R6	—	(3,941)	(4,235)
Net increase/(decrease) from Fund share transactions	15,655	97,918	132,183
Net Increase/(Decrease) in Net Assets	15,475	86,263	142,294
Net Assets:
Beginning of year	—	168,828	26,534
End of year	$15,475	$255,091	$168,828

(a)  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

Statement of Cash Flows

Neuberger Berman Alternative Funds
(000's omitted)

Long Short Credit Fund
For the Year Ended October 31, 2018
Increase/(decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(383)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(24,082)
Proceeds from disposition of investment securities	42,013
Purchase/sale of short-term investment securities, net	(4,457)
Increase in receivable/(payable) for accumulated variation margin on centrally cleared swap contracts	(24)
Unrealized appreciation of swap contracts	148
Decrease in interest receivable	251
Increase in receivable/(payable) for accumulated variation margin on futures contracts	79
Proceeds for option contracts and swaptions written	63
Proceeds for foreign currency translations and forward foreign currency contracts	27
Decrease in prepaid expenses and other assets	67
Decrease in receivable from Management—net	8
Increase in receivable for securities sold	(2,429)
Increase in cash collateral	(137)
Decrease in payable for securities purchased	(1,884)
Net amortization of premium/(discount) on investments	101
Decrease in accrued expenses and other payables	(23)
Decrease in payable to investment manager	(10)
Unrealized depreciation on investment securities of unaffiliated issuers	313
Unrealized appreciation on forward foreign currency contracts	(2)
Unrealized appreciation on foreign currency translations	(1)
Unrealized depreciation on swap contracts	(106)
Net realized loss from transactions in investment securities of unaffiliated issuers	836
Net realized loss from settlement of forward foreign currency contracts	(13)
Net realized gain from settlement of foreign currency transactions	(13)
Net realized gain from expiration or closing of option contracts and swaptions written	(63)
Net cash provided by (used in) operating activities	$10,279
Cash flows from financing activities:
Proceeds from shares sold	7,025
Payment for shares redeemed	(15,769)
Cash distributions paid	(245)
Net cash provided by (used in) financing activities	(8,989)
Net increase/(decrease) in cash	1,290
Cash and foreign currency/due to custodian:
Beginning balance	(1,281)
Ending balance	$9
Supplemental disclosure
Cash paid for interest	$95

See Notes to Financial Statements

Notes to Financial Statements Alternative Fundsß

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Each of Neuberger Berman Commodity Strategy Fund ("Commodity Strategy") (formerly, Neuberger Berman Risk Balanced Commodity Strategy Fund), Neuberger Berman Global Allocation Fund ("Global Allocation"), Neuberger Berman Hedged Option Premium Strategy Fund ("Hedged Option Premium Strategy"), Neuberger Berman Long Short Fund ("Long Short"), Neuberger Berman Long Short Credit Fund ("Long Short Credit"), Neuberger Berman Multi-Asset Income Fund ("Multi-Asset Income"), Neuberger Berman Multi-Style Premia Fund ("Multi-Style Premia") and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund ("U.S. Equity Index PutWrite Strategy"), (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Multi-Style Premia is non-diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified Fund (Commodity Strategy, Global Allocation and Long Short became diversified in August 2015, December 2013 and December 2014, respectively). Hedged Option Premium Strategy, Long Short Credit, Multi-Asset Income and U.S. Equity Index PutWrite Strategy are each diversified. Multi-Style Premia had no operations until May 18, 2018, other than matters relating to its organization and its registration of shares under the 1933 Act. Hedged Option Premium Strategy had no operations until April 12, 2017, other than matters relating to its organization and its registration of shares under the 1933 Act. Each Fund offers Institutional Class shares, Class A shares and Class C shares. Hedged Option Premium Strategy, Long Short Credit, Multi-Asset Income, Multi-Style Premia and U.S. Equity Index PutWrite Strategy also offer Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", either reflects a zero balance or a balance that rounds to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Commodity Strategy invests in commodity-related instruments through Neuberger Berman Cayman Commodity Fund I Ltd. (the "CS Subsidiary"), which is organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Fund and the CS Subsidiary with the intent that Commodity Strategy will remain the sole shareholder of the CS Subsidiary. The CS Subsidiary is governed by its own Board of Directors.

As of October 31, 2018, the value of Commodity Strategy's investment in the CS Subsidiary was as follows:

Investment in CS Subsidiary	Percentage of Net Assets
$15,133,431	10.2%

Multi-Style Premia invests in commodity-related instruments through Neuberger Berman Cayman MSP Fund I Ltd. (the "MSP Subsidiary"), which is organized under the laws of the Cayman Islands. Subscription agreements

ß Consolidated Notes to Financial Statements for Commodity Strategy and Multi-Style Premia

were entered into between the Fund and the MSP Subsidiary with the intent that Multi-Style Premia will remain the sole shareholder of the MSP Subsidiary. The MSP Subsidiary is governed by its own Board of Directors.

As of October 31, 2018, the value of Multi-Style Premia's investment in the MSP Subsidiary was as follows:

Investment in MSP Subsidiary	Percentage of Net Assets
$876,794	5.7%

2  Consolidation: The accompanying financial statements of Commodity Strategy and Multi-Style Premia present the consolidated accounts of Commodity Strategy and the CS Subsidiary and Multi-Style Premia and the MSP Subsidiary, respectively. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments (long and short positions) in equity securities, convertible preferred stocks, exchange-traded funds ("ETFs"), preferred stocks, master limited partnerships and exchange-traded options purchased and options written, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments for long and short positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, respectively, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Emerging Markets Debt, Sovereign Debt, and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

The value of swaptions is determined by Management by obtaining valuations from independent pricing services using market data and an industry standard model that considers a number of factors, which may include underlying curve/spread data, default-adjusted forward spread, data sources, delta adjustment, volatility skews and skew fallbacks (Level 2 inputs).

The value of total return swaps and total return basket swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Pricing and Reference Data LLC ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

4  Foreign currency translations: The accounting records of the Funds, CS Subsidiary and MSP Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which Global Allocation and Long Short participated as a class member. The amounts of such proceeds for the year ended October 31, 2018 was $365 and $29,400 for Global Allocation and Long Short, respectively.

6  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund, except Multi-Style Premia, to continue to, and the intention of Multi-Style Premia to, qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2018, the Funds did not have any unrecognized tax positions.

The CS Subsidiary and the MSP Subsidiary are controlled foreign corporations under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, Commodity Strategy and Multi-Style Premia each will include in its taxable income its share of the CS Subsidiary's and the MSP Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the CS Subsidiary and the MSP Subsidiary will be disregarded for purposes of computing Commodity Strategy's and Multi-Style Premia's taxable income in the current period and also disregarded for all future periods.

At October 31, 2018, selected Fund information for all long security positions, short security positions and derivative instruments (if any) for U.S. federal income tax purposes was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Commodity Strategy	$147,707	$87	$7,515	$(7,428)
Global Allocation	20,310	1,126	1,142	(16)
Hedged Option Premium Strategy	14,571	86	263	(177)
Long Short	2,645,803	528,420	188,515	339,905
Long Short Credit	12,311	64	323	(259)
Multi-Asset Income	25,859	1,231	1,560	(329)
Multi-Style Premia	10,305	903	1,473	(570)
U.S. Equity Index PutWrite Strategy	262,427	948	2,606	(1,658)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2018, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating loss written-off, CS Subsidiary and MSP Subsidiary income and gain (loss), non-deductible stock issuance fees, deemed distributions on shareholder redemptions, partnership non-deductible expenses and non-deductible excise tax. These reclassifications had no effect on net income, NAV or NAV per share of each Fund. For the year ended October 31, 2018, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Total Distributable Earnings/(Losses)
Commodity Strategy	$8,168,817	$(8,168,817)
Global Allocation	196,743	(196,743)
Hedged Option Premium Strategy	—	—
Long Short	2,918,142	(2,918,142)
Long Short Credit	(908)	908
Multi-Asset Income	(4,380)	4,380
Multi-Style Premia	(173,991)	173,991
U.S. Equity Index PutWrite Strategy	—	—

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 was as follows:

	Distributions Paid From:
	Taxable Income				Long-Term Capital Gain				Return of Capital				Total
	2018		2017		2018		2017		2018		2017		2018		2017
Commodity Strategy	$4,653,294		$—		$—		$—		$—		$—		$4,653,294		$—
Global Allocation	641,484		44,404		368,403		—		—		—		1,009,887		44,404
Hedged Option Premium Strategy	191,283		16,672	(a)	70,070		—	(a)	—		—	(a)	261,353		16,672	(a)
Long Short	—		—		—		—		—		—		—		—
Long Short Credit	826,181		1,038,403		—		—		75,453		—		901,634		1,038,403
Multi-Asset Income	806,348		723,961		—		—		161,966		22,515		968,314		746,476
Multi-Style Premia	—	(b)	—		—	(b)	—		—	(b)	—		—	(b)	—
U.S. Equity Index PutWrite Strategy	6,625,107		473,142		5,819,643		61,645		—		—		12,444,750		534,787

(a)  Period from April 12, 2017 (Commencement of Operations) to October 31, 2017.

(b)  Period from May 18, 2018 (Commencement of Operations) to October 31, 2018.

As of October 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Commodity Strategy	$2,976,172	$—	$(7,427,902)	$—	$(5,485,225)	$(9,936,955)
Global Allocation	332,951	422,047	(18,457)	—	(8,355)	728,186
Hedged Option Premium Strategy	20,016	—	(176,689)	(776,862)	(2,126)	(935,661)
Long Short	—	146,765,947	339,904,816	—	(25,917,954)	460,752,809
Long Short Credit	—	—	(258,943)	(1,831,688)	(17,616)	(2,108,247)
Multi-Asset Income	—	—	(329,608)	(125,741)	(16,991)	(472,340)
Multi-Style Premia	808,920	—	(569,556)	(220,366)	(24,657)	(5,659)
U.S. Equity Index PutWrite Strategy	1,023,272	—	(1,657,839)	(1,430,111)	(4,473)	(2,069,151)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, straddles and unsettled short sales; timing differences of fund level distributions, mark-to-market adjustments on swaps, futures contracts and forward and option contracts; late-year ordinary loss deferrals, unamortized organization expenses and tax adjustments related to REITs, TIPs, PFICs, short sales, partnerships, swap contracts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2018, the Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Capital Loss Carryforwards
	Long-Term	Short-Term
Commodity Strategy	$—	$—
Hedged Option Premium Strategy	464,679	312,183
Long Short Credit	268,621	1,563,067
Multi-Asset Income	—	125,741
Mulit-Style Premia	13,195	207,171
U.S. Equity Index PutWrite Strategy	1,186,445	243,666

During the year ended October 31, 2018, Commodity Strategy, Long Short and Multi-Asset Income had utilized capital loss carryforwards of $84,076, $36,742,044 and $81,605, respectively.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2018, there were no outstanding balances of accrued capital gains taxes for any Fund.

8  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income, if any, are recorded on the ex-date and generally distributed once a year (usually in December) for Commodity Strategy, Global Allocation, Long Short, Multi-Style Premia, monthly for Multi-Asset Income and quarterly for Hedged Option Premium Strategy, Long Short Credit and U.S. Equity Index PutWrite Strategy. Distributions from net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

It is the policy of each of Long Short and Multi-Asset Income to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At October 31, 2018, these Funds estimated these amounts for the period January 1, 2018 to October 31, 2018 within the financial statements because the 2018 information is not available from the REITs until after each Fund's fiscal period. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2018, the character of distributions, if any, paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted on the books of these Funds to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Dollar rolls: The Funds may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

12  Reverse repurchase agreements: In a reverse repurchase agreement, a Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to a Fund. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which a Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by a Fund. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security.

13  Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash or liquid securities in an amount at least equal to the current market value of the securities sold short (less any additional collateral pledged to the lender). The Funds are contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Funds may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Funds and are excluded from the contractual expense limitation. A net negative expense, if any, represents a gain to the Fund as the total cash rebates received exceeded the other costs related to short sales. The net amount of fees incurred during the year ended October 31, 2018, are included in the "Dividend and interest expense on securities sold short and reverse repurchase agreements" on the Statements of Operations and are as follows:

Long Short	$(5,307,645)

At October 31, 2018, Long Short had cash pledged in the amount of $615,878,084 to State Street Bank and Trust Company ('State Street") to cover collateral requirements for borrowing in connection with securities sold short.

14  Securities Lending: Each Fund, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent. For the year ended October 31, 2018, the Fund listed below received income under the securities lending arrangement as follows:

(000's omitted)
Long Short	$95

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of October 31, 2018, the Fund listed below had outstanding loans of securities to certain approved brokers each with a value as follows:

(000's omitted)	Value of Securities Loaned
Long Short	$73,230

As of October 31, 2018, the Fund listed below had outstanding loans of securities to certain approved brokers for which it received collateral as follows:

	Remaining Contractual Maturity of the Agreements
(000's omitted)	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks
Long Short	$73,895	$—	$—	$—	$73,895

(a)  Amounts represent the payable for loaned securities collateral received.

15  Derivative instruments: Certain Funds' use of derivatives during the year ended October 31, 2018, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at October 31, 2018. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the year ended October 31, 2018, Commodity Strategy used commodity futures contracts (through investments in the CS Subsidiary) to provide investment exposure to individual commodities, as well as to manage and/or adjust the risk profile of the Fund. During the year ended October 31, 2018, Global Allocation used futures in an effort to enhance total return and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions. In addition, Global Allocation also utilized futures to provide investment exposure to certain indices and markets other than the benchmark indices. During the year ended October 31, 2018, Long Short used futures on broader market indices and U.S. Treasuries in an effort either to enhance returns or to manage or adjust the risk profile and the investment exposure of the Fund. During the year ended October 31, 2018, Long Short Credit used futures to manage or adjust the risk profile of the Fund or the risk of individual positions, to adjust the duration of the Fund's portfolio, to hedge risk and to alter the Fund's exposure to currencies, interest rates, sectors and individual issuers. During the year ended October 31, 2018, Multi-Asset Income used futures to enhance total return and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions. In addition, Multi-Asset Income also utilized futures to provide investment exposure to certain indices and markets other than the benchmark indices. During the period ended October 31, 2018, Multi-Style Premia used commodity futures contracts (through investments in the MSP Subsidiary) to enhance total return, to provide investment exposure to certain asset classes, indices and markets. Multi-Style Premia also used futures to adjust the risk profile of the Fund.

At the time a Fund, CS Subsidiary or MSP Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund, CS Subsidiary or MSP Subsidiary as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund, CS Subsidiary or MSP Subsidiary may cause the Fund, CS Subsidiary or MSP Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund, CS Subsidiary or MSP Subsidiary . Also, a Fund's, CS Subsidiary's or MSP Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's, CS Subsidiary's or MSP Subsidiary's taxable income.

Forward foreign currency contracts: During the year ended October 31, 2018, Global Allocation used forward contracts to obtain or reduce exposure to certain markets, establish net short or long positions for currencies and alter the Fund's exposure to markets and currencies. During the year ended October 31, 2018, Long Short Credit used forward contracts to alter the Fund's exposure to currencies, interest rates, sectors and individual issuers. During the year ended October 31, 2018, Multi-Asset Income used forward contracts to obtain or reduce exposure to certain markets, establish net short or long positions for currencies and alter the Fund's exposure to markets and currencies. During the period ended October 31, 2018, Multi-Style Premia used forward contracts to provide investment exposure to certain markets and to establish net short or net long positions in certain currencies.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Credit default swap contracts: During the year ended October 31, 2018, Long Short Credit used credit default swaps to replace more traditional direct investments, to establish net short or long positions for individual markets, currencies or securities and to hedge risk. When a Fund is the buyer of an over-the-counter ("OTC") credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of an OTC credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of swaps. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.

Centrally cleared swap contracts: Certain clearinghouses currently offer clearing for limited types of derivative transactions, including certain credit default swaps. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party. For financial reporting purposes, unamortized upfront/(receipts) payments, if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.

Total return basket swap contracts: During the year ended October 31, 2018, Long Short used total return basket swaps to increase returns, reduce risks and for hedging purposes. During the year ended October 31, 2018, Long Short Credit used total return basket swaps to replace more traditional direct investments and to hedge risk. Certain Funds may enter into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Funds have the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/(depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Funds and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an International Swaps and Derivatives Association (ISDA) agreement between the Funds and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation/(depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gains (losses) on closing of swap contracts in the Statements of Operations.

Total return swap contracts: During the year ended October 31, 2018, Global Allocation used total return swaps to enhance total return and obtain or reduce exposure to certain markets. During the year ended October 31, 2018, Long Short used total return swaps to increase returns, reduce risks and for hedging purposes. During the year ended October 31, 2018, Long Short Credit used total return swaps to replace more traditional direct investments and to hedge risk. During the year ended October 31, 2018, Multi-Asset Income used total return swaps to enhance total return and obtain or reduce exposure to certain markets. During the period ended October 31, 2018, Multi-Style Premia used total return swaps to increase returns, reduce risks and to replace more traditional direct investments. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations.

Options: During the year ended October 31, 2018, Global Allocation used options written to enhance total return, manage or adjust the risk profile of the Fund or the risk of individual positions, replace more traditional direct investments and obtain exposure to certain markets. During the year ended October 31, 2018, Global Allocation used options purchased to enhance total return, manage or adjust the risk profile of the Fund and replace more traditional direct investments. During the year ended October 31, 2018, Hedged Option Premium Strategy used options written primarily to gain exposure to securities, markets, sectors or geographical areas and also to enhance total return and gain exposure more efficiently than through a direct purchase of the underlying security. During the year ended October 31, 2018, Hedged Option Premium Strategy used options purchased primarily to hedge exposures to securities, markets, sectors or geographical areas while attempting to limit risk. During the year ended October 31, 2018, Long Short used options written to generate incremental returns. During the year ended October 31, 2018, Long Short used options purchased either for hedging purposes or to generate incremental returns. During the year ended October 31, 2018, Long Short Credit used options written (including swaptions) to establish net short or long positions for individual markets, currencies or securities, hedge risk and alter the Fund's exposure to currencies, interest rates, sectors and individual issuers. During the year ended October 31, 2018, Long Short Credit used options purchased (including swaptions and options on futures) either for hedging purposes or to generate incremental returns. During the year ended October 31, 2018, Multi-Asset Income used options written to enhance total return, manage or adjust the risk profile of the Fund, and replace more traditional direct investments. During the year ended October 31, 2018, Multi-Asset Income used options purchased to enhance total return, manage or adjust the risk profile of the Fund, and replace more traditional direct investments. During the period ended October 31, 2018, Multi-Style Premia used options written to enhance total return, manage or adjust the risk profile of the Fund or the risk of individual positions, replace more traditional direct investments and obtain exposure to certain markets. During the year ended October 31, 2018, U.S. Equity Index PutWrite Strategy used options written primarily to gain exposure to securities, markets, sectors or geographical areas and also to enhance total return and gain exposure more efficiently than through a direct purchase of the underlying security.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When a fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

A Fund may write or purchase options on exchange-traded futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific futures contract.

At October 31, 2018, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives (000's omitted)
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Commodity Strategy
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$—	$—	$—	$—	$2,279	$2,279
Total Value—Assets		$—	$—	$—	$—	$2,279	$2,279
Global Allocation
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$59	$—	$34	$—	$—	$93
Forward contracts	Receivable for forward foreign currency contracts	—	266	—	—	—	266
Over-the- counter swaps	Over-the-counter swap contracts, at value(a)	—	—	41	—	—	41
Options purchased	Investments in securities, at value	—	—	2	—	—	2
Total Value—Assets		$59	$266	$77	$—	$—	$402
Hedged Option Premium Strategy
Options purchased	Investments in securities, at value	$—	$—	$24	$—	$—	$24
Total Value—Assets		$—	$—	$24	$—	$—	$24
Long Short
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$174	$—	$30,821	$—	$—	$30,995
Over-the- counter swaps	Over-the-counter swap contracts, at value(a)	—	—	5,009	—	—	5,009
Options purchased	Investments in securities, at value	—	—	6,723	—	—	6,723
Total Value—Assets		$174	$—	$42,553	$—	$—	$42,727

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Long Short Credit
Forward contracts	Receivable for forward foreign currency contracts	$—	$11	$—	$—	$—	$11
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(a)	—	—	—	196	—	196
Over-the- counter swaps	Over-the-counter swap contracts, at value(a)	—	—	—	27	—	27
Swaptions purchased	Investments in securities, at value	—	—	—	7	—	7
Total Value—Assets		$—	$11	$—	$230	$—	$241
Multi-Asset Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$130	$—	$34	$—	$—	$164
Forward contracts	Receivable for forward foreign currency contracts	—	280	—	—	—	280
Over-the- counter swaps	Over-the-counter swap contracts, at value(a)	—	—	45	—	—	45
Options purchased	Investments in securities, at value	—	—	2	—	—	2
Total Value—Assets		$130	$280	$81	$—	$—	$491
Multi-Style Premia
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$51	$27	$—	$—	$39	$117
Forward contracts	Receivable for forward foreign currency contracts	—	25	—	—	—	25
Over-the- counter swaps	Over-the-counter swap contracts, at value(a)	—	—	1,712	—	—	1,712
Total Value—Assets		$51	$52	$1,712	$—	$39	$1,854

Liability Derivatives (000's omitted)
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Commodity Strategy
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$—	$—	$—	$—	$(9,123)	$(9,123)
Total Value—Liabilities		$—	$—	$—	$—	$(9,123)	$(9,123)
Global Allocation
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(32)	$—	$(103)	$—	$—	$(135)
Forward contracts	Payable for forward foreign currency contracts	—	(261)	—	—	—	(261)
Over-the- counter swaps	Over-the-counter swap contracts, at value(a)	—	—	(45)	—	—	(45)
Options written	Option contracts written, at value	—	—	(30)	—	—	(30)
Total Value—Liabilities		$(32)	$(261)	$(178)	$—	$—	$(471)
Hedged Option Premium Strategy
Options written	Option contracts written, at value	$—	$—	$(318)	$—	$—	$(318)
Total Value—Liabilities		$—	$—	$(318)	$—	$—	$(318)
Long Short
Over-the- counter swaps	Over-the-counter swap contracts, at value(a)	$—	$—	$(4,951)	$—	$—	$(4,951)
Options written	Option contracts written, at value	—	—	(10,659)	—	—	(10,659)
Total Value—Liabilities		$—	$—	$(15,610)	$—	$—	$(15,610)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Long Short Credit
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(1)	$—	$—	$—	$—	$(1)
Forward contracts	Payable for forward foreign currency contracts	—	(7)	—	—	—	(7)
Over-the- counter swaps	Over-the-counter swap contracts, at value(a)	—	—	—	(29)	—	(29)
Centrally cleared swaps	Payable for variation margin on centrally cleared swap contracts(a)	—	—	—	(139)	—	(139)
Total Value—Liabilities		$(1)	$(7)	$—	$(168)	$—	$(176)
Multi-Asset Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(47)	$—	$(144)	$—	$—	$(191)
Forward contracts	Payable for forward foreign currency contracts	—	(275)	—	—	—	(275)
Over-the- counter swaps	Over-the-counter swap contracts, at value(a)	—	—	(49)	—	—	(49)
Options written	Option contracts written, at value	—	—	(33)	—	—	(33)
Total Value—Liabilities		$(47)	$(275)	$(226)	$—	$—	$(548)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Multi-Style Premia
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(11)	$(1)	$(35)	$—	$(146)	$(193)
Forward contracts	Payable for forward foreign currency contracts	—	(51)	—	—	—	(51)
Over-the- counter swaps	Over-the-counter swap contracts, at value(a)	—		(989)	—	—	(989)
Options written	Option contracts written, at value	—		(63)	—	—	(63)
Total Value—Liabilities		$(11)	$(52)	$(1,087)	$—	$(146)	$(1,296)
U.S. Equity Index PutWrite Strategy
Options written	Option contracts written, at value	$—	$—	$(5,527)	$—	$—	$(5,527)
Total Value—Liabilities		$—	$—	$(5,527)	$—	$—	$(5,527)

(a)  "Centrally cleared swaps" and "Over-the-counter swaps" reflect the cumulative unrealized appreciation/(depreciation) of the centrally cleared swap or Over-the-counter swap contracts plus accrued interest as of October 31, 2018, which are reflected in the Statements of Assets and Liabilities under the captions "Receivable/Payable for accumulated variation margin on centrally cleared swap contracts" and "Over-the-counter swap contracts, at value", respectively.

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2018, was as follows:

Realized Gain/(Loss) (000's omitted)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Commodity Strategy
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$—	$—	$—	$—	$8,024	$8,024
Total Realized Gain/(Loss)		$—	$—	$—	$—	$8,024	$8,024
Global Allocation
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$(16)	$1	$(60)	$—	$—	$(75)
Forward contracts	Net realized gain/(loss) on: settlement of forward foreign currency contracts	—	60	—	—	—	60
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	—	—	(17)	—	—	(17)
Options purchased	Net realized gain/(loss) on: sales of investment securities of unaffiliated issuers	—	—	(29)	—	—	(29)
Options written	Net realized gain/(loss) on: expiration or closing of option contracts and swaptions written	—	—	(56)	—	—	(56)
Total Realized Gain/(Loss)		$(16)	$61	$(162)	$—	$—	$(117)
Hedged Option Premium Strategy
Options purchased	Net realized gain/(loss) on: sales of investment securities of unaffiliated issuers	$—	$—	$(277)	$—	$—	$(277)
Options written	Net realized gain/(loss) on: expiration or closing of option contracts and swaptions written	—	—	(471)	—	—	(471)
Total Realized Gain/(Loss)		$—	$—	$(748)	$—	$—	$(748)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Long Short
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$530	$—	$(75,334)	$—	$—	$(74,804)
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	—	—	(23,221)	—	—	(23,221)
Options purchased	Net realized gain/(loss) on: sales of investment securities of unaffiliated issuers	—	—	13,015	—	—	13,015
Options written	Net realized gain/(loss) on: expiration or closing of option contracts and swaptions written	—	—	21,558	—	—	21,558
Total Realized Gain/(Loss)		$530	$—	$(63,982)	$—	$—	$(63,452)
Long Short Credit
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$(33)	$—	$(28)	$—	$—	$(61)
Forward contracts	Net realized gain/(loss) on: settlement of forward foreign currency contracts	—	13	—	—	—	13
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	—	—	(112)	(255)	—	(367)
Options and swaptions purchased	Net realized gain/(loss) on: transactions in investment securities of unaffiliated issuers	(7)	—	43	(14)	—	22
Options and swaptions written	Net realized gain/(loss) on: expiration or closing of option contracts and swaptions written	6	—	5	52	—	63
Total Realized Gain/(Loss)		$(34)	$13	$(92)	$(217)	$—	$(330)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Multi-Asset Income
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$(4)	$(3)	$(103)	$—	$—	$(110)
Forward contracts	Net realized gain/(loss) on: settlement of forward foreign currency contracts	—	57	—	—	—	57
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	—	—	(13)	—	—	(13)
Options purchased	Net realized gain/(loss) on: sales of investment securities of unaffiliated issuers	—	—	(31)	—	—	(31)
Options written	Net realized gain/(loss) on: expiration or closing of option contracts and swaptions written	—	—	(66)	—	—	(66)
Total Realized Gain/(Loss)		$(4)	$54	$(213)	$—	$—	$(163)
Multi-Style Premia
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$15	$41	$15	$—	$(131)	$(60)
Forward contracts	Net realized gain/(loss) on: settlement of forward foreign currency contracts	—	(49)	—	—	—	(49)
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	—	—	(95)	—	—	(95)
Options written	Net realized gain/(loss) on: expiration or closing of option contracts and swaptions written	—	—	(135)	—	—	(135)
Total Realized Gain/(Loss)		$15	$(8)	$(215)	$—	$(131)	$(339)
U.S. Equity Index PutWrite Strategy
Options written	Net realized gain/(loss) on: expiration or closing of option contracts and swaptions written	$—	$—	$662	$—	$—	$662
Total Realized Gain/(Loss)		$—	$—	$662	$—	$—	$662

Change in Appreciation/(Depreciation) (000's omitted)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Commodity Strategy
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$—	$—	$—	$—	$(9,090)	$(9,090)
Total Change in Appreciation/ (Depreciation)		$—	$—	$—	$—	$(9,090)	$(9,090)
Global Allocation
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$47	$6	$(103)	$—	$—	$(50)
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	(10)	—	—	—	(10)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	—	—	(5)	—	—	(5)
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: investment securities of unaffiliated issuers	—	—	(2)	—	—	(2)
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts and swaptions written	—	—	(1)	—	—	(1)
Total Change in Appreciation/ (Depreciation)		$47	$(4)	$(111)	$—	$—	$(68)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Hedged Option Premium Strategy
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: investment securities of unaffiliated issuers	$—	$—	$(9)	$—	$—	$(9)
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts and swaptions written	—	—	(11)	—	—	(11)
Total Change in Appreciation/ (Depreciation)		$—	$—	$(20)	$—	$—	$(20)
Long Short
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(2)	$—	$51,357	$—	$—	$51,355
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	—	—	2,248	—	—	2,248
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: investment securities of unaffiliated issuers	—	—	(2,282)	—	—	(2,282)
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts and swaptions written	—	—	(1,504)	—	—	(1,504)
Total Change in Appreciation/ (Depreciation)		$(2)	$—	$49,819	$—	$—	$49,817

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Long Short Credit
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$19	$—	$(9)	$—	$—	$10
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	2	—	—	—	2
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	—	—	(44)	40	—	(4)
Swaptions purchased	Change in net unrealized appreciation/(depreciation) in value of: investment securities of unaffiliated issuers	—	—	—	(12)	—	(12)
Total Change in Appreciation/ (Depreciation)		$19	$2	$(53)	$28	$—	$(4)
Multi-Asset Income
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$96	$7	$(154)	$—	$—	$(51)
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	(4)	—	—	—	(4)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	1	—	(7)	—	—	(6)
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: investment securities of unaffiliated issuers	—	—	(2)	—	—	(2)
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts and swaptions written	—	—	(1)	—	—	(1)
Total Change in Appreciation/ (Depreciation)		$97	$3	$(164)	$—	$—	$(64)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Multi-Style Premia
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$39	$26	$(35)	$—	$(106)	(76)
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	(26)	—	—	—	(26)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	—	—	722	—	—	722
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts and swaptions written	—	—	28	—	—	28
Total Change in Appreciation/ (Depreciation)		$39	$—	$715	$—	$(106)	$648
U.S. Equity Index PutWrite Strategy
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts and swaptions written	$—	$—	$(863)	$—	$—	$(863)
Total Change in Appreciation/ (Depreciation)		$—	$—	$(863)	$—	$—	$(863)

While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these preference shares, rights and warrants are not considered "derivative instruments" under ASC 815.

The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Global Allocation, Long Short, Long Short Credit, Multi-Asset Income and Multi-Style Premia held investments in these securities at October 31, 2018. The Funds' derivative and security lending assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present derivative and security lending assets and liabilities, by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of October 31, 2018.

Description (000's omitted)	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Global Allocation
Forward contracts	$266	$—	$266
Over-the-counter swap contracts	41	—	41
Total	$307	$—	$307
Long Short
Over-the-counter swap contracts	$5,009	$—	$5,009
Securities lending	73,230	—	73,230
Total	$78,239	$—	$78,239
Long Short Credit
Forward contracts	$11	$—	$11
Over-the-counter swap contracts	27	—	27
Swaptions purchased	7	—	7
Total	$45	$—	$45
Multi-Asset Income
Forward contracts	$280	$—	$280
Over-the-counter swap contracts	45	—	45
Total	$325	$—	$325
Multi-Style Premia
Forward contracts	$25	$—	$25
Over-the-counter swap contracts	1,712	—	1,712
Total	$1,737	$—	$1,737

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Global Allocation
Citibank N.A.	$56	$(54)	$—	$2
Goldman Sachs International	74	(56)	—	18
JPMorgan Chase Bank N.A.	38	(38)	—	—
Royal Bank of Canada	24	(23)	—	1
Societe Generale	13	(13)	—	—
Standard Chartered Bank	25	(16)	—	9
State Street Bank and Trust Company	77	(45)	—	32
Total	$307	$(245)	$—	$62
Long Short
Citibank N.A.	$5,009	$(1,771)	$(150)	$3,088
State Street Bank and Trust Company	73,230	—	(73,230)	—
Total	$78,239	$(1,771)	$(73,380)	$3,088

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Long Short Credit
BNP Paribas SA	$27	$(6)	$—	$21
Goldman Sachs International	18	(7)	—	11
Total	$45	$(13)	$—	$32
Multi-Asset Income
Citibank N.A.	$58	$(58)	$—	$—
Goldman Sachs International	85	(57)	—	28
JPMorgan Chase Bank N.A.	41	(41)	—	—
Royal Bank of Canada	22	(22)	—	—
Societe Generale	9	(9)	—	—
Standard Chartered Bank	28	(18)	—	10
State Street Bank and Trust Company	82	(41)	—	41
Total	$325	$(246)	$—	$79
Multi-Style Premia
Morgan Stanley Capital Services LLC	$1,737	$(1,040)	$—	$697
Total	$1,737	$(1,040)	$—	$697

Description (000's omitted)	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Global Allocation
Forward contracts	$(261)	$—	$(261)
Over-the-counter swap contracts	(45)	—	(45)
Total	$(306)	$—	$(306)
Long Short
Over-the-counter swap contracts	$(4,951)	$—	$(4,951)
Total	$(4,951)	$—	$(4,951)
Long Short Credit
Forward contracts	$(7)	$—	$(7)
Over-the-counter swap contracts	(29)	—	(29)
Total	$(36)	$—	$(36)
Multi-Asset Income
Forward contracts	$(275)	$—	$(275)
Over-the-counter swap contracts	(49)	—	(49)
Total	$(324)	$—	$(324)
Multi-Style Premia
Forward contracts	$(51)	$—	$(51)
Over-the-counter swap contracts	(989)	—	(989)
Total	$(1,040)	$—	$(1,040)

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Global Allocation
Citibank N.A.	$(54)	$54	$—	$—
Goldman Sachs International	(56)	56	—	—
JPMorgan Chase Bank N.A.	(83)	38	—	(45)
Royal Bank of Canada	(23)	23	—	—
Societe Generale	(29)	13	—	(16)
Standard Chartered Bank	(16)	16	—	—
State Street Bank and Trust Company	(45)	45	—	—
Total	$(306)	$245	$—	$(61)
Long Short
Citibank N.A.	$(1,771)	$1,771	$—	$—
Goldman Sachs International	(2,756)	—	1,720	(1,036)
JPMorgan Chase Bank N.A.	(424)	—	—	(424)
Total	$(4,951)	$1,771	$1,720	$(1,460)
Long Short Credit
BNP Paribas SA	$(6)	$6	$—	$—
Citibank N.A.	(23)	—	—	(23)
Goldman Sachs International	(7)	7	—	—
Total	$(36)	$13	$—	$(23)
Multi-Asset Income
Citibank N.A.	$(62)	$58	$—	$(4)
Goldman Sachs International	(57)	57	—	—
JPMorgan Chase Bank N.A.	(97)	41	—	(56)
Royal Bank of Canada	(26)	22	—	(4)
Societe Generale	(23)	9	—	(14)
Standard Chartered Bank	(18)	18	—	—
State Street Bank and Trust Company	(41)	41	—	—
Total	$(324)	$246	$—	$(78)
Multi-Style Premia
Morgan Stanley Capital Services LLC	$(1,040)	$1,040	$—	$—
Total	$(1,040)	$1,040	$—	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2018, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized to each counterparty as of October 31, 2018.

16  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

17  Transactions with other funds managed by Neuberger Berman Investment Advisers LLC: The Funds and Management have obtained an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order ("Exemptive Order"). Through October 31, 2018, Global Allocation invested in Commodity Strategy, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Genesis Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman International Select Fund, Long Short Credit, Neuberger Berman Short Duration High Income Fund and U.S. Equity Index PutWrite Strategy (collectively the "Underlying Funds"). Through October 31, 2018, Multi-Asset Income invested in Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund and Long Short Credit (collectively the "Underlying Funds") (See Note F).

For the Funds' investments in the Underlying Funds, Management waived a portion of its management fee equal to the management fee it received from the Underlying Funds on those assets (the "Arrangement"). For the year ended October 31, 2018, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the year ended October 31, 2018, distributions from income and capital gains received from the Underlying Funds on Global Allocation's and Multi-Asset Income's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers" and "Realized gain distributions from affiliated issuers". For the year ended October 31, 2018, management fees waived under this Arrangement and distributions from income and capital gains received from Global Allocation's and Multi-Asset Income's investments in the Underlying Funds were as follows:

	Management Fees Waived	Distributions from Income and Capital Gains
Global Allocation	$63,278	$454,525
Multi-Asset Income	25,381	247,695

18  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by the 1940 Act, Exemptive Order or the ETF's exemptive order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

19  Organization expenses: Costs incurred by Multi-Style Premia in connection with its organization, which amounted to $163,142 and are reflected in Organization expense in the Statements of Operations, have been expensed as incurred.

20  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets(a):

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $2 billion	Thereafter
For Commodity Strategy and CS Subsidiary:(b)
	0.50%	0.475%	0.45%	0.425%	0.40%	0.375%	0.375%	0.35%
For Global Allocation:(c)
	0.55%	0.55%	0.55%	0.55%	0.525%	0.525%	0.50%	0.50%
For Hedged Option Premium Strategy:
	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
For Long Short:
	1.20%	1.175%	1.15%	1.125%	1.10%	1.075%	1.075%	1.05%
For Long Short Credit:(d)
	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
For Multi-Asset Income:
	0.45%	0.425%	0.40%	0.375%	0.35%	0.325%	0.325%	0.30%
For Multi-Style Premia and MSP Subsidiary:
	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
For U.S. Equity Index PutWrite Strategy:
	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%

(a)  Less the net asset value of the CS Subsidiary for Commodity Strategy and the MSP Subsidiary for Multi-Style Premia.

(b)  0.70% of the first $250 million of the Fund's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $250 million, 0.625% of the next $250 million, 0.60% of the next $500 million, 0.575% of the next $2.5 billion, and 0.55% of average daily net assets in excess of $4 billion prior to February 28, 2017.

(c)  0.65% of the first $1 billion of the Fund's average daily net assets, 0.625% of the next $1 billion and 0.600% of average daily net assets in excess of $2 billion prior to February 28, 2017.

(d)  0.80% prior to February 28, 2018.

Accordingly, for the year ended October 31, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets(a), as follows:

Effective Rate
Commodity Strategy	0.50%
CS Subsidiary	0.50%
Global Allocation	0.24%
Long Short	1.10%
Long Short Credit	0.65%
Multi-Asset Income	0.34%

(a)  Less the net asset value of the CS Subsidiary for Commodity Strategy.

Each Fund retains Management as its administrator under an Administration Agreement. Prior to July 1, 2017, each Fund paid Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement in addition to an annual fee for certain class level services (specifically, 0.20% for each of Class A and Class C of each of Commodity Strategy, Global Allocation, Hedged Option Premium Strategy, Long Short and U.S. Equity Index PutWrite Strategy; 0.21% for each of Class A and Class C of each of Long Short Credit and Multi-Asset Income; 0.09% for Institutional Class and 0.02% for Class R6, each as a percentage of average daily net assets). Effective July 1, 2017, the administration fee is assessed at the Class level and each share class of a Fund, as applicable, pays Management an annual administration fee equal to the following: 0.26% for each of Class A and Class C of each of Commodity Strategy, Global Allocation, Hedged Option Premium Strategy, Long Short, Multi-Style Premia and U.S. Equity Index PutWrite Strategy; 0.27% for each of Class A and Class C of each of Long Short Credit and Multi-Asset Income; 0.15% for Institutional Class; and 0.08% for Class R6 (effective December 6, 2018, the administration fee for Class R6 is 0.05%), each as a percentage of its average daily net assets. This did not result in an increase in any administration expense for any Fund or share class. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of each Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The expenses of the CS Subsidiary and the MSP Subsidiary are included in the total expenses used to calculate the reimbursement, which Commodity Strategy and Multi-Style Premia have agreed to share with the CS Subsidiary and the MSP Subsidiary, respectively. For the period ended October 31, 2018 and the year ended October 31, 2018, the expenses of the CS Subsidiary and MSP Subsidiary amounted to $160,530 and $50,038, respectively.

At October 31, 2018, contingent liabilities to Management under the agreements were as follows:

				Expenses Reimbursed In Year Ended October 31,
				2016	2017		2018
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2019	2020		2021
Commodity Strategy Institutional Class	0.73	%(b)	10/31/21	$171,296	$211,468		$227,405
Commodity Strategy Class A	1.09	%(b)	10/31/21	150,132	131,093		118,368
Commodity Strategy Class C	1.84	%(b)	10/31/21	7,166	545		159
Global Allocation Institutional Class	0.75	%(c)	10/31/21	249,350	346,296		329,169
Global Allocation Class A	1.11	%(c)	10/31/21	182,783	131,054		79,935
Global Allocation Class C	1.86	%(c)	10/31/21	149,577	110,994		63,702
Hedged Option Premium Strategy Institutional Class	0.65%		10/31/21	—	163,736	(d)	296,971
Hedged Option Premium Strategy Class A	1.01%		10/31/21	—	1,070	(d)	543
Hedged Option Premium Strategy Class C	1.76%		10/31/21	—	1,213	(d)	762
Hedged Option Premium Strategy Class R6	0.58	%(i)	10/31/21	—	80,469	(d)	42,194
Long Short Institutional Class	1.70%		10/31/21	—	—		—
Long Short Class A	2.06%		10/31/21	—	—		—
Long Short Class C	2.81%		10/31/21	—	—		—

				Expenses Reimbursed In Year Ended October 31,
				2016		2017	2018
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2019		2020	2021
Long Short Credit Institutional Class	0.75	%(e)(f)	10/31/21	$283,260		$178,900	$191,336
Long Short Credit Class A	1.12	%(e)(f)	10/31/21	14,957		28,780	37,252
Long Short Credit Class C	1.87	%(e)(f)	10/31/21	10,932		10,218	17,006
Long Short Credit Class R6	0.68	%(e)(f)(i)	10/31/21	56,434		63,573	76,199
Multi-Asset Income Institutional Class	0.65%		10/31/21	349,252		372,208	345,192
Multi-Asset Income Class A	1.02%		10/31/21	16,514		14,267	14,442
Multi-Asset Income Class C	1.77%		10/31/21	15,614		16,358	13,693
Multi-Asset Income Class R6	0.58	%(i)	10/31/21	119,681		94,517	77,052
Multi-Style Premia Institutional Class	0.95%		10/31/21	—		—	372,173	(g)
Multi-Style Premia Class A	1.31%		10/31/21	—		—	667	(g)
Multi-Style Premia Class C	2.06%		10/31/21	—		—	666	(g)
Multi-Style Premia Class R6	0.88	%(i)	10/31/21	—		—	667	(g)
U.S. Equity Index PutWrite Strategy Institutional Class	0.65%		10/31/21	154,906	(h)	290,602	238,341
U.S. Equity Index PutWrite Strategy Class A	1.01%		10/31/21	2,299	(h)	6,844	8,937
U.S. Equity Index PutWrite Strategy Class C	1.76%		10/31/21	912	(h)	628	1,190
U.S. Equity Index PutWrite Strategy Class R6	0.58	%(i)	10/31/21	46,827	(h)	31,856	16,306

(a)  Expense limitation per annum of the respective class' average daily net assets.

(b)  Prior to February 28, 2017, the contractual expense limitation was 1.10% for Institutional Class, 1.46% for Class A and 2.21% for Class C.

(c)  Prior to February 28, 2017, the contractual expense limitation was 0.90% for Institutional Class, 1.26% for Class A and 2.01% for Class C.

(d)  Period from April 12, 2017 (Commencement of Operations) to October 31, 2017.

(e)  In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Long Short Credit on several days in 2016, for Institutional Class, Class A, Class C and Class R6. For the year ended October 31, 2016, voluntary reimbursements for Institutional Class, Class A, Class C and Class R6 of Long Short Credit amounted to $26,236, $2,133, $2,908 and $4,880, respectively.

(f)  Prior to February 28, 2018, the contractual expense limitation was 1.20% for Institutional Class, 1.57% for Class A, 2.32% for Class C and 1.13% for Class R6.

(g)  Period from May 18, 2018 (Commencement of Operations) to October 31, 2018.

(h)  Period from September 16, 2016 (Commencement of Operations) to October 31, 2016.

(i)  Effective December 6, 2018, the contractual expense limitation for Class R6 of Hedged Option Premium Strategy, Long Short Credit, Multi-Asset Income, Multi-Style Premia and U.S. Equity Index PutWrite Strategy is 0.55%, 0.65%, 0.55%, 0.85% and 0.55%, respectively.

Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended October 31, 2018, there was no repayment to Management under these agreements.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Long Short Credit and Multi-Asset Income) are generally sold with an initial sales charge of up to 5.75%. Class A shares of Long Short Credit and Multi-Asset Income are generally sold with an initial sales charge of up to 4.25%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2018, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Commodity Strategy Class A	$150	$—	$—	$—
Commodity Strategy Class C	—	30	—	—
Global Allocation Class A	300	—	—	—
Global Allocation Class C	—	77	—	—
Hedged Option Premium Strategy Class A	—	—	—	—
Hedged Option Premium Strategy Class C	—	—	—	—
Long Short Class A	26,230	—	—	—
Long Short Class C	—	2,074	—	—
Long Short Credit Class A	85	—	—	—
Long Short Credit Class C	—	—	—	—
Multi-Asset Income Class A	39	—	—	—
Multi-Asset Income Class C	—	—	—	—
Multi-Style Premia Class A(a)	—	—	—	—
Multi-Style Premia Class C(a)	—	—	—	—
U.S. Equity Index PutWrite Strategy Class A	7,957	—	—	—
U.S. Equity Index PutWrite Strategy Class C	—	—	—	—

(a)  Period from May 18, 2018 (Commencement of Operations) to October 31, 2018.

For the year ended October 31, 2017, Long Short recorded a capital contribution from Management in the amount of $37,124. This amount was paid in connection with losses incurred in the execution of trades.

Note C—Securities Transactions:

During the year ended October 31, 2018, there were purchase and sale transactions of long-term securities (excluding swaps, futures, forward contracts, swaptions and option contracts) as follows:

(000's omitted)	Purchases of U.S. Government and Agency Obligations	Purchases Excluding U.S. Government and Agency Obligations	Securities Sold Short	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities Excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short
Commodity Strategy	$—	$143,483	$—	$—	$104,463	$—
Global Allocation	17,715	9,226	—	17,215	10,126	—
Hedged Option Premium Strategy	6,374	—	—	1,790	—	—
Long Short	—	2,004,072	760,778	—	1,935,061	848,457
Long Short Credit	—	20,837	—	—	37,918	—
Multi-Asset Income	34,734	12,647	—	33,972	12,006	—
Multi-Style Premia(a)	—	7,625	—	—	1,901	—
U.S. Equity Index PutWrite Strategy	231,153	—	—	149,025	—	—

(a)  Period from May 18, 2018 (Commencement of Operations) to October 31, 2018.

During the year ended October 31, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2018 and October 31, 2017 was as follows:

	For the Year Ended October 31, 2018				For the Year Ended October 31, 2017
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Commodity Strategy
Institutional Class	5,173	516	(2,559)	3,130	7,424	—	(2,530)	4,894
Class A	2,442	249	(1,602)	1,089	2,710	—	(1,568)	1,142
Class C	1	—	—	1	—	—	(10)	(10)
Global Allocation
Institutional Class	357	59	(320)	96	615	4	(441)	178
Class A	17	16	(98)	(65)	123	—	(373)	(250)
Class C	2	11	(69)	(56)	20	—	(211)	(191)

	For the Year Ended October 31, 2018				For the Year Ended October 31, 2017
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Hedged Option Premium Strategy
Institutional Class	503	9	(339)	173	337	—	—	337	(a)
Class A	—	—	—	—	1	—	—	1	(a)
Class C	—	—	—	—	1	—	—	1	(a)
Class R6	—	—	—	—	78	—	—	78	(a)
Long Short(c)
Institutional Class	72,843	—	(77,887)	(5,044)	88,065	—	(50,080)	37,985
Class A	2,232	—	(5,159)	(2,927)	3,456	—	(9,334)	(5,878)
Class C	431	—	(1,555)	(1,124)	642	—	(3,198)	(2,556)
Long Short Credit
Institutional Class	597	60	(1,353)	(696)	522	69	(1,312)	(721)
Class A	116	5	(216)	(95)	224	7	(22)	209
Class C	19	2	(1)	20	2	—	(1)	1
Class R6	2	4	(111)	(105)	23	6	(49)	(20)
Multi-Asset Income
Institutional Class	262	74	(196)	140	553	57	(198)	412
Class A	23	1	(8)	16	1	—	(1)	—
Class C	—	1	(5)	(4)	6	—	(1)	5
Class R6	—	—	—	—	—	5	(3)	2
Multi-Style Premia
Institutional Class(b)	623	—	—	623	—	—	—	—
Class A(b)	1	—	—	1	—	—	—	—
Class C(b)	1	—	—	1	—	—	—	—
Class R6(b)	1	—	—	1	—	—	—	—
U.S. Equity Index PutWrite Strategy
Institutional Class	21,985	1,007	(15,980)	7,012	12,745	43	(1,475)	11,313
Class A	1,683	27	(336)	1,374	364	—	(46)	318
Class C	87	3	(25)	65	36	—	—	36
Class R6	871	88	(357)	602	998	5	(401)	602

(a)  Period from April 12, 2017 (Commencement of Operations) to October 31, 2017.

(b)  Period from May 18, 2018 (Commencement of Operations) to October 31, 2018.

(c)  After the close of business on December 7, 2018, the Fund's A and C classes underwent a reverse stock split. The shares outstanding and per share data presented here have been adjusted to reflect the split. The capital share activity presented here has been adjusted to reflect this split. See Note I of the Notes to Financial Statements.

Note E—Line of Credit:

At October 31, 2018, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2018. During the year ended October 31, 2018, no Fund utilized the Credit Facility.

Note F—Investments in Affiliates(a):

	Balance of Shares Held October 31, 2017	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2018	Value October 31, 2018	Distributions from Investments in Affiliated Issuers(b)	Net Realized Gain/(Loss) from Investments in Affiliated Issuers	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Issuers
Global Allocation
Commodity Strategy Institutional Class	144,206	77,860	10,880	211,186	$1,307,241	$33,237	$(8,770)	$(34,375)
Neuberger Berman Emerging Markets Debt Fund Institutional Class	56,739	71,809	—	128,548	1,032,241	29,321	—	(111,451)
Neuberger Berman Emerging Markets Equity Fund Class R6	60,542	10,102	4,329	66,315	1,154,542	8,129	20,256	(228,885)
Neuberger Berman Floating Rate Income Fund Institutional Class	43,487	1,678	15,152	30,013	295,631	16,347	1,180	(4,872)
Neuberger Berman Genesis Fund Class R6	21,225	3,581	13,104	11,702	682,952	165,517	71,300	(131,668)
Neuberger Berman High Income Bond Fund Class R6	133,662	6,529	23,015	117,176	979,593	55,342	(568)	(53,453)

	Balance of Shares Held October 31, 2017	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2018	Value October 31, 2018	Distributions from Investments in Affiliated Issuers(b)		Net Realized Gain/(Loss) from Investments in Affiliated Issuers	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Issuers
International Select Fund Class R6	279,073	23,519	63,280	239,312	$2,783,196	$41,040		$132,567	$(419,985)
Long Short Credit Class R6	73,328	4,167	33,503	43,992	402,091	19,385		2,727	(27,637)
Neuberger Berman Short Duration High Income Fund Institutional Class	—	15,948	—	15,948	150,386	2,527		—	(1,592)
U.S. Equity Index PutWrite Strategy Class R6	91,300	44,383	11,190	124,493	1,327,090	62,449		5,945	(56,644)
Sub-total for affiliates held as of 10/31/18(c)					$10,114,963	$433,294		$224,637	$(1,070,562)
Long Short
Hudson Ltd. Class A	—	2,783,800	1,319,100	1,464,700	$30,963,758	$—	*	$369,177	$4,284,129
Total(d)					$30,963,758	$—		$369,177	$4,284,129
Multi-Asset Income
Neuberger Berman Emerging Markets Debt Fund Institutional Class	114,486	69,247	—	183,733	$1,475,376	$46,390		—	$(140,642)
Neuberger Berman Floating Rate Income Fund Institutional Class	106,866	4,383	18,182	93,067	916,713	43,478		(559)	(9,474)
Neuberger Berman High Income Bond Fund Class R6	245,375	12,572	28,769	229,178	1,915,932	107,145		(470)	(103,251)
Long Short Credit Class R6	48,970	2,197	—	51,167	467,667	20,410		—	(25,308)
Sub-total for affiliates held as of 10/31/18(c)					$4,775,688	$217,423		$(1,029)	$(278,675)

(a)  Affiliated issuers, as defined in the 1940 Act.

(b)  Distributions received include distributions from net investment income and net realized capital gains, if any, from the Underlying Fund.

(c)  At October 31, 2018, these securities amounted to approximately 53.34% and 20.85% of net assets of Global Allocation and Multi-Asset Income, respectively.

(d)  At October 31, 2018, the issuers of these securities were no longer affiliated with Long Short.

*  Security did not produce income during the period.

Other: At October 31, 2018, Global Allocation held 0.88%, 2.46% and 0.52% of the outstanding shares of Commodity Strategy, Long Short Credit and U.S. Equity Index PutWrite Strategy, respectively. Multi-Asset Income held 2.86% of the outstanding shares of Long Short Credit.

In addition, at October 31, 2018, there were affiliated investors owning 0.35%, 0.15%, 33.89%, 34.81%, 60.03%, 95.78% and 0.04% of Commodity Strategy, Global Allocation's, Hedged Option Premium Strategy's, Long Short Credit's, Multi-Asset Income's, Multi-Style Premia's and U.S. Equity Index PutWrite Strategy's outstanding shares, respectively.

Note G—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, Long Short's custodian, State Street, announced that it had identified inconsistencies in the way in which Long Short was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from the Fund's inception through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to Long Short for the period in question. These amounts were refunded to Long Short by State Street during the year ended October 31, 2017.

	Expenses Refunded	Interest Paid to the Fund
Long Short	$5,171	$32

Note H—Recent Accounting Pronouncements:

As of November 5, 2018, pursuant to the SEC Release #33-10532 "Disclosure Update and Simplification", funds are no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. The presentation for the Year Ended October 31, 2017 has been adjusted for this change in the Statements of Changes in Net Assets. At October 31, 2017, the distributions from net investment income, net realized gains from investments, undistributed net investment income (loss) and distributions in excess of net investment income were as follows:

(000's omitted)
Net Investment Income	Institutional Class	Class A	Class C	Class R6
Commodity Strategy	$—	$—	$—	$—
Global Allocation	(44)	—	—	—
Hedged Option Premium Strategy	(11)	—	—	(6)
Long Short	—	—	—	—
Long Short Credit	(659)	(100)	(28)	(251)
Multi-Asset Income	(548)	(18)	(16)	(142)
U.S. Equity Index PutWrite Strategy	(385)	(2)	—	(45)

(000's omitted)
Net Realized Gain on investments	Institutional Class	Class A	Class C	Class R6
Commodity Strategy	$—	$—	$—	$—
Global Allocation	—	—	—	—
Hedged Option Premium Strategy	—	—	—	—
Long Short	—	—	—	—
Long Short Credit	—	—	—	—
Multi-Asset Income	—	—	—	—
U.S. Equity Index PutWrite Strategy	(87)	(2)	—	(14)
(000's omitted)

	Undistributed Net Investment Income/(Loss) at 10/31/2017	Distributions in Excess of Net Investment Income at 10/31/2017
Commodity Strategy	$29	$—
Global Allocation	176	—
Hedged Option Premium Strategy	6	—
Long Short	—	(6,496)
Long Short Credit	—	(94)
Multi-Asset Income	—	(88)
U.S. Equity Index PutWrite Strategy	73	—

On August 26, 2016, FASB issued a new ASU No. 2016-15, "Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments, a consensus of the FASB's Emerging Issues Task Force" ("ASU 2016-15"). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The types of transactions addressed in ASU 2016-15 are debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance, distributions received from equity method investees, and beneficial interests in securitization transactions. The amendments also clarify how the predominance principle should be applied. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In November 2016, FASB issued a new ASU No. 2016-18, "Statement of Cash Flows (Topic 230), Restricted Cash" ("ASU 2016-18"). ASU 2016-18 requires that a statement of cash flows show the changes during the period in the total of cash, cash equivalents, restricted cash and restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this guidance.

In March 2017, FASB issued Accounting Standards Update No. 2017-08, "Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Note I—Subsequent Event:

As previously announced, the Board approved a reverse stock split (the "Stock Split") of the issued and outstanding shares of certain classes of Long Short (the "Stock Split Fund"). The Stock Split occurred after the close of the business on December 7, 2018. The Stock Split was carried out in accordance with a stock split ratio calculated to result in NAVs that better aligned the share class prices of the Stock Split Fund.

Fund Class	Stock Split Ratio (old to New)
Long Short Class A	1	: 0.9792
Long Short Class C	1	: 0.9328

Financial Highlights

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than
$0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Commodity Strategy Fund[b]
Institutional Class
10/31/2018	$6.36	$0.08	$(0.01)	$0.07	$(0.24)	$—	$—	$(0.24)	$—	$6.19	1.19%	$100.3	0.98%	0.98	%Ø	0.74%	0.74	%Ø	1.31%	107%	107	%Ø
10/31/2017	$5.99	$0.02	$0.35	$0.37	$—	$—	$—	$—	$—	$6.36	6.18%	$83.1	1.18%	1.18	%Ø	0.85%	0.85	%Ø	0.36%	105%	105	%Ø
10/31/2016	$6.20	$(0.03)	$(0.18)	$(0.21)	$—	$—	$—	$—	$—	$5.99	(3.39)%	$49.0	1.65%	1.65	%Ø	1.10%	1.10	%Ø	(0.44)%	58%	58	%Ø
10/31/2015	$8.39	$(0.05)	$(2.14)	$(2.19)	$—	$(0.00)	$—	$(0.00)	$—	$6.20	(26.09)%	$31.8	1.47%	1.47	%Ø	1.10%	1.10	%Ø	(0.67)%	35%	35	%Ø
10/31/2014	$9.01	$(0.07)	$(0.55)	$(0.62)	$—	$—	$—	$—	$—	$8.39	(6.88)%	$20.5	1.62%	1.62	%Ø	1.10%	1.10	%Ø	(0.73)%	21%	21	%Ø
Class A
10/31/2018	$6.24	$0.06	$(0.01)	$0.05	$(0.22)	$—	$—	$(0.22)	$—	$6.07	0.81%	$47.9	1.35%	1.35	%Ø	1.10%	1.10	%Ø	0.95%	107%	107	%Ø
10/31/2017	$5.90	$(0.00)	$0.34	$0.34	$—	$—	$—	$—	$—	$6.24	5.76%	$42.4	1.56%	1.56	%Ø	1.21%	1.21	%Ø	(0.02)%	105%	105	%Ø
10/31/2016	$6.12	$(0.05)	$(0.17)	$(0.22)	$—	$—	$—	$—	$—	$5.90	(3.59)%	$33.3	2.04%	2.04	%Ø	1.46%	1.46	%Ø	(0.82)%	58%	58	%Ø
10/31/2015	$8.32	$(0.07)	$(2.13)	$(2.20)	$—	$(0.00)	$—	$(0.00)	$—	$6.12	(26.43)%	$35.5	1.84%	1.84	%Ø	1.46%	1.46	%Ø	(1.05)%	35%	35	%Ø
10/31/2014	$8.97	$(0.10)	$(0.55)	$(0.65)	$—	$—	$—	$—	$—	$8.32	(7.25)%	$66.8	1.98%	1.98	%Ø	1.46%	1.46	%Ø	(1.09)%	21%	21	%Ø
Class C
10/31/2018	$5.95	$0.01	$—	$0.01	$(0.13)	$—	$—	$(0.13)	$—	$5.83	0.15%	$0.0	2.34%	2.34	%Ø	1.85%	1.85	%Ø	0.19%	107%	107	%Ø
10/31/2017	$5.71	$(0.05)	$0.29	$0.24	$—	$—	$—	$—	$—	$5.95	4.20%	$0.0	3.20%	3.20	%Ø	2.03%	2.03	%Ø	(0.92)%	105%	105	%Ø
10/31/2016	$5.98	$(0.09)	$(0.18)	$(0.27)	$—	$—	$—	$—	$—	$5.71	(4.52)%	$0.1	3.06%	3.06	%Ø	2.21%	2.21	%Ø	(1.65)%	58%	58	%Ø
10/31/2015	$8.19	$(0.12)	$(2.09)	$(2.21)	$—	$(0.00)	$—	$(0.00)	$—	$5.98	(26.98)%	$3.1	2.70%	2.70	%Ø	2.21%	2.21	%Ø	(1.79)%	35%	35	%Ø
10/31/2014	$8.88	$(0.16)	$(0.53)	$(0.69)	$—	$—	$—	$—	$—	$8.19	(7.77)%	$4.2	2.84%	2.84	%Ø	2.21%	2.21	%Ø	(1.84)%	21%	21	%Ø
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Global Allocation Fund
Institutional Class
10/31/2018	$12.14	$0.23	$(0.58)	$(0.35)	$(0.22)	$(0.42)	$—	$(0.64)	$—	$11.15	(3.14)%[d]	$13.8	3.04%		3.04%		0.46%		0.46%		1.96%		59%[c]	59	%cØ
10/31/2017	$10.49	$0.18	$1.52	$1.70	$(0.05)	$—	$—	$(0.05)	$—	$12.14	16.24%	$13.9	3.59%[e]		3.56%		0.49%[e]		0.46%		1.63%[e]		113%[c]	101%[c]
10/31/2016	$10.42	$0.10	$(0.01)	$0.09	$(0.00)	$(0.02)	$—	$(0.02)	$—	$10.49	0.87%	$10.1	4.17%		3.66%		1.11%		0.60%		0.97%		176%[c]	174%[c]
10/31/2015	$10.81	$0.06	$(0.17)	$(0.11)	$(0.28)	$(0.00)	$—	$(0.28)	$—	$10.42	(1.12)%	$8.9	3.29%		2.94%		1.03%		0.69%		0.51%		195%[c]	185%[c]
10/31/2014	$11.63	$(0.12)	$0.29	$0.17	$(0.99)	$—	$—	$(0.99)	$0.00	$10.81	1.37%[f]	$12.5	3.25%		2.72%		1.50%		0.98%		(1.12)%		228%	216%
Class A
10/31/2018	$12.04	$0.20	$(0.59)	$(0.39)	$(0.18)	$(0.42)	$—	$(0.60)	$—	$11.05	(3.49)%[d]	$2.8	3.46%		3.46%		0.82%		0.82%		1.70%		59%[c]	59	%cØ
10/31/2017	$10.40	$0.14	$1.50	$1.64	$—	$—	$—	$—	$—	$12.04	15.77%	$3.9	4.10%[e]		4.05%		0.89%[e]		0.84%		1.27%[e]		113%[c]	101%[c]
10/31/2016	$10.36	$0.06	$(0.00)	$0.06	$—	$(0.02)	$—	$(0.02)	$—	$10.40	0.59%	$5.9	4.53%		4.01%		1.49%		0.96%		0.64%		176%[c]	174%[c]
10/31/2015	$10.76	$0.02	$(0.18)	$(0.16)	$(0.24)	$(0.00)	$—	$(0.24)	$—	$10.36	(1.52)%	$8.1	3.69%		3.34%		1.39%		1.04%		0.16%		195%[c]	185%[c]
10/31/2014	$11.57	$(0.16)	$0.29	$0.13	$(0.94)	$—	$—	$(0.94)	$0.00	$10.76	1.03%[f]	$9.6	3.68%		3.16%		1.86%		1.35%		(1.49)%		228%	216%
Class C
10/31/2018	$11.66	$0.11	$(0.58)	$(0.47)	$(0.07)	$(0.42)	$—	$(0.49)	$—	$10.70	(4.25)%[d]	$2.3	4.18%		4.18%		1.57%		1.57%		0.92%		59%[c]	59	%cØ
10/31/2017	$10.14	$0.05	$1.47	$1.52	$—	$—	$—	$—	$—	$11.66	14.99%	$3.2	4.84%[e]		4.79%		1.63%[e]		1.59%		0.50%[e]		113%[c]	101%[c]
10/31/2016	$10.18	$(0.01)	$(0.01)	$(0.02)	$—	$(0.02)	$—	$(0.02)	$—	$10.14	(0.19)%	$4.7	5.26%		4.74%		2.24%		1.71%		(0.10)%		176%[c]	174%[c]
10/31/2015	$10.60	$(0.06)	$(0.18)	$(0.24)	$(0.18)	$(0.00)	$—	$(0.18)	$—	$10.18	(2.29)%	$6.6	4.45%		4.10%		2.14%		1.79%		(0.57)%		195%[c]	185%[c]
10/31/2014	$11.43	$(0.25)	$0.30	$0.05	$(0.88)	$—	$—	$(0.88)	$0.00	$10.60	0.30%[f]	$7.0	4.46%		3.95%		2.63%		2.11%		(2.27)%		228%	216%
Hedged Option Premium Strategy Fund
Institutional Class
10/31/2018	$25.41	$0.24	$(1.43)	$(1.19)	$(0.22)	$(0.22)	$—	$(0.44)	$—	$23.78	(4.74)%	$12.1	2.83%		2.83	%Ø	0.66%		0.66	%Ø	0.99%		13%	13	%Ø
Period from 4/12/2017^ to 10/31/2017	$25.00	$0.09	$0.39	$0.48	$(0.07)	$—	$—	$(0.07)	$—	$25.41	1.92%*	$8.6	6.75	%‡**	6.75	%Ø‡**	0.65	%‡**	0.65	%Ø‡**	0.62	%‡**	0%*	0	%Ø*

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Hedged Option Premium Strategy Fund (cont'd)
Class A
10/31/2018	$25.41	$0.15	$(1.44)	$(1.29)	$(0.13)	$(0.22)	$—	$(0.35)	$—	$23.77	(5.12)%		$0.0	3.23%		3.23	%Ø	1.01%		1.01	%Ø	0.61%		13%	13	%Ø
Period from 4/12/2017^ to 10/31/2017	$25.00	$0.03	$0.41	$0.44	$(0.03)	$—	$—	$(0.03)	$—	$25.41	1.74	%*	$0.0	7.39	%‡**	7.39	%Ø‡**	1.01	%‡**	1.01	%Ø‡**	0.24	%‡**	0%*	0	%Ø*
Class C
10/31/2018	$25.33	$(0.03)	$(1.44)	$(1.47)	$(0.01)	$(0.22)	$—	$(0.23)	$—	$23.63	(5.84)%		$0.0	4.00%		4.00	%Ø	1.76%		1.76	%Ø	(0.14)%		13%	13	%Ø
Period from 4/12/2017^ to 10/31/2017	$25.00	$(0.07)	$0.40	$0.33	$—	$—	$—	$—	$—	$25.33	1.32	%*	$0.0	8.10	%‡**	8.10	%Ø‡**	1.76	%‡**	1.76	%Ø‡**	(0.50	)%‡**	0%*	0	%Ø*
Class R6
10/31/2018	$25.41	$0.25	$(1.43)	$(1.18)	$(0.24)	$(0.22)	$—	$(0.46)	$—	$23.77	(4.71)%		$1.9	2.79%		2.79	%Ø	0.59%		0.59	%Ø	1.04%		13%	13	%Ø
Period from 4/12/2017^ to 10/31/2017	$25.00	$0.09	$0.40	$0.49	$(0.08)	$—	$—	$(0.08)	$—	$25.41	1.95	%*	$2.0	6.69	%‡**	6.69	%Ø‡**	0.58	%‡**	0.58	%Ø‡**	0.67	%‡**	0%*	0	%Ø*
Long Short Fund
Institutional Class
10/31/2018	$14.21	$0.03	$0.30	$0.33	$—	$—	$—	$—	$—	$14.54	2.32%[d]		$2,847.3	1.60%		1.31%		1.60%		1.31%		0.23%		83%	69%
10/31/2017	$12.74	$0.02	$1.45	$1.47	$—	$—	$—	$—	$0.00	$14.21	11.54	%gh	$2,853.0	1.80%		1.33%		1.80%[i]		1.32%[i]		0.12%[i]		80%	64%
10/31/2016	$12.76	$(0.03)	$0.01	$(0.02)	$(0.00)	$—	$—	$(0.00)	$—	$12.74	(0.14)%		$2,074.7	1.91%		1.33%		1.91%		1.33%		(0.22)%		86%	72%
10/31/2015	$13.02	$0.02	$(0.21)	$(0.19)	$(0.02)	$(0.05)	$—	$(0.07)	$—	$12.76	(1.45)%		$2,719.8	1.66%		1.31%		1.66%		1.31%		0.16%		91%	69%
10/31/2014	$12.48	$0.02	$0.58	$0.60	$—	$(0.06)	$—	$(0.06)	$0.00	$13.02	4.83%[f]		$2,627.8	1.72%		1.48%		1.72%		1.48%		0.17%		61%	44%
Class A
10/31/2018[j]	$14.26	$(0.02)	$0.30	$0.28	$—	$—	$—	$—	$—	$14.54	2.01%[d]		$105.9	1.96%		1.67%		1.96%		1.67%		(0.13)%		83%	69%
10/31/2017[j]	$12.83	$(0.02)	$1.45	$1.43	$—	$—	$—	$—	$0.00	$14.26	11.15%[h]		$145.6	2.16%		1.68%		2.16%[i]		1.68%[i]		(0.18)%[i]		80%	64%
10/31/2016[j]	$12.89	$(0.07)	$0.01	$(0.06)	$—	$—	$—	$—	$—	$12.83	(0.48)%		$206.4	2.28%		1.69%		2.28%		1.69%		(0.59)%		86%	72%
10/31/2015[j]	$13.18	$(0.03)	$(0.21)	$(0.24)	$—	$(0.05)	$—	$(0.05)	$—	$12.89	(1.89)%		$361.7	2.03%		1.68%		2.03%		1.68%		(0.20)%		91%	69%
10/31/2014[j]	$12.67	$(0.03)	$0.59	$0.56	$—	$(0.05)	$—	$(0.05)	$0.00	$13.18	4.47%[f]		$388.6	2.09%		1.85%		2.09%		1.85%		(0.20)%		61%	44%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Long Short Fund (cont'd)
Class C
10/31/2018[j]	$14.34	$(0.13)	$0.32	$0.19	$—	$—	$—	$—	$—	$14.53	1.27%[d]		$77.6	2.71%		2.42%		2.71%		2.42%		(0.88)%		83%	69%
10/31/2017[j]	$13.00	$(0.13)	$1.47	$1.34	$—	$—	$—	$—	$0.00	$14.34	10.31	%gh	$92.7	2.90%		2.43%		2.90%[i]		2.43%[i]		(0.94)%[i]		80%	64%
10/31/2016[j]	$13.18	$(0.18)	$0.00	$(0.18)	$—	$—	$—	$—	$—	$13.00	(1.30)%		$117.3	3.02%		2.44%		3.02%		2.44%		(1.33)%		86%	72%
10/31/2015[j]	$13.57	$(0.13)	$(0.21)	$(0.34)	$—	$(0.05)	$—	$(0.05)	$—	$13.18	(2.56)%		$190.6	2.77%		2.42%		2.77%		2.42%		(0.94)%		91%	69%
10/31/2014[j]	$13.14	$(0.13)	$0.61	$0.48	$—	$(0.05)	$—	$(0.05)	$0.00	$13.57	3.71%[f]		$211.0	2.84%		2.60%		2.84%		2.60%		(0.94)%		61%	44%
Long Short Credit Fund
Institutional Class
10/31/2018	$9.65	$0.47	$(0.57)	$(0.10)	$(0.37)	$—	$(0.03)	$(0.40)	$—	$9.15	(1.00)%		$8.5	2.77%		2.39%		1.36%		0.98%		5.01%		91%	91	%Ø
10/31/2017	$9.53	$0.37	$0.13	$0.50	$(0.38)	$—	$—	$(0.38)	$—	$9.65	5.36%		$15.7	2.23%		2.19	%Ø	1.24%		1.21	%Ø	3.84%		123%	123	%Ø
10/31/2016	$9.75	$0.15	$(0.18)	$(0.03)	$(0.19)	$—	$—	$(0.19)	$—	$9.53	(0.28)%		$22.3	3.22%		2.36%		1.97%		1.10%		1.54%		190%	197%
Period from 6/29/2015^ to 10/31/2015	$10.00	$0.02	$(0.23)	$(0.21)	$(0.04)	$—	$—	$(0.04)	$—	$9.75	(2.06	)%*	$22.8	3.50	%‡**	3.45	%‡**	1.21	%‡**	1.15	%‡**	0.64	%‡**	32%*	18	%*
Class A
10/31/2018	$9.65	$0.43	$(0.57)	$(0.14)	$(0.33)	$—	$(0.03)	$(0.36)	$—	$9.15	(1.43)%		$2.0	3.19%		2.81%		1.73%		1.36%		4.61%		91%	91	%Ø
10/31/2017	$9.53	$0.34	$0.13	$0.47	$(0.35)	$—	$—	$(0.35)	$—	$9.65	4.98%		$3.0	2.68%		2.63	%Ø	1.62%		1.58	%Ø	3.52%		123%	123	%Ø
10/31/2016	$9.75	$0.11	$(0.17)	$(0.06)	$(0.16)	$—	$—	$(0.16)	$—	$9.53	(0.55)%		$1.0	3.72%		2.82%		2.29%		1.40%		1.16%		190%	197%
Period from 6/29/2015^ to 10/31/2015	$10.00	$0.01	$(0.23)	$(0.22)	$(0.03)	$—	$—	$(0.03)	$—	$9.75	(2.17	)%*	$1.3	4.28	%‡**	4.23	%‡**	1.55	%‡**	1.50	%‡**	0.28	%‡**	32%*	18	%*
Class C
10/31/2018	$9.64	$0.36	$(0.56)	$(0.20)	$(0.28)	$—	$(0.03)	$(0.31)	$—	$9.13	(2.14)%		$1.1	3.97%		3.59%		2.44%		2.06%		3.85%		91%	91	%Ø
10/31/2017	$9.53	$0.26	$0.12	$0.38	$(0.27)	$—	$—	$(0.27)	$—	$9.64	4.10%		$1.0	3.40%		3.36	%Ø	2.37%		2.33	%Ø	2.74%		123%	123	%Ø
10/31/2016	$9.75	$0.06	$(0.17)	$(0.11)	$(0.11)	$—	$—	$(0.11)	$—	$9.53	(1.10)%		$1.0	4.30%		3.47%		2.85%		2.02%		0.64%		190%	197%
Period from 6/29/2015^ to 10/31/2015	$10.00	$(0.01)	$(0.23)	$(0.24)	$(0.01)	$—	$—	$(0.01)	$—	$9.75	(2.41	)%*	$1.0	5.04	%‡**	4.98	%‡**	2.26	%‡**	2.20	%‡**	(0.43	)%‡**	32%	18	%*

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Long Short Credit Fund (cont'd)
Class R6
10/31/2018	$9.65	$0.47	$(0.56)	$(0.09)	$(0.38)	$—	$(0.03)	$(0.41)	$—	$9.15	(0.93)%	$4.7	2.73%		2.37%		1.25%		0.90%		4.99%		91%	91	%Ø
10/31/2017	$9.54	$0.38	$0.12	$0.50	$(0.39)	$—	$—	$(0.39)	$—	$9.65	5.33%	$6.0	2.20%		2.16	%Ø	1.18%		1.14	%Ø	3.93%		123%	123	%Ø
10/31/2016	$9.75	$0.16	$(0.18)	$(0.02)	$(0.19)	$—	$—	$(0.19)	$—	$9.54	(0.12)%	$6.1	3.05%		2.26%		1.83%		1.04%		1.71%		190%	197%
Period from 6/29/2015^ to 10/31/2015	$10.00	$0.02	$(0.22)	$(0.20)	$(0.05)	$—	$—	$(0.05)	$—	$9.75	(2.03)%*	$4.9	3.49	%‡**	3.44	%‡**	1.14	%‡**	1.08	%‡**	0.69	%‡**	32%*	18	%*
Multi-Asset Income Fund
Institutional Class
10/31/2018	$10.18	$0.33	$(0.51)	$(0.18)	$(0.35)	$—	$(0.07)	$(0.42)	$—	$9.58	(1.92)%	$17.7	2.56%		2.56	%Ø	0.55%		0.55	%Ø	3.29%		74%	74	%cØ
10/31/2017	$9.60	$0.32	$0.62	$0.94	$(0.35)	$—	$(0.01)	$(0.36)	$—	$10.18	9.93%	$17.3	3.03%		3.03	%Ø	0.50%		0.50	%Ø	3.28%		84%	84	%cØ
10/31/2016	$9.43	$0.31	$0.25	$0.56	$(0.30)	$—	$(0.09)	$(0.39)	$—	$9.60	6.09%	$12.4	3.86%		3.86	%Ø	0.44%		0.44	%Ø	3.33%		94%	94	%Ø
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.23	$(0.57)	$(0.34)	$(0.23)	$—	$—	$(0.23)	$—	$9.43	(3.43)%*	$10.6	3.66	%‡**	3.66	%Ø‡**	0.43	%‡**	0.43	%Ø‡**	3.87	%‡**	33%*	33	%Ø*
Class A
10/31/2018	$10.18	$0.29	$(0.51)	$(0.22)	$(0.31)	$—	$(0.07)	$(0.38)	$—	$9.58	(2.28)%	$0.7	2.97%		2.97	%Ø	0.92%		0.92	%Ø	2.94%		74%	74	%cØ
10/31/2017	$9.60	$0.29	$0.61	$0.90	$(0.31)	$—	$(0.01)	$(0.32)	$—	$10.18	9.53%	$0.6	3.47%		3.47	%Ø	0.86%		0.86	%Ø	2.90%		84%	84	%cØ
10/31/2016	$9.43	$0.28	$0.24	$0.52	$(0.26)	$—	$(0.09)	$(0.35)	$—	$9.60	5.70%	$0.6	4.27%		4.27	%Ø	0.81%		0.81	%Ø	2.98%		94%	94	%Ø
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.20	$(0.56)	$(0.36)	$(0.21)	$—	$—	$(0.21)	$—	$9.43	(3.64)%*	$0.5	4.55	%‡**	4.55	%Ø‡**	0.79	%‡**	0.79	%Ø‡**	3.50	%‡**	33%*	33	%Ø*

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Multi-Asset Income Fund (cont'd)
Class C
10/31/2018	$10.18	$0.22	$(0.52)	$(0.30)	$(0.23)	$—	$(0.07)	$(0.30)	$—	$9.58	(3.02)%		$0.6	3.69%		3.69	%Ø	1.67%		1.67	%Ø	2.17%		74%		74	%cØ
10/31/2017	$9.60	$0.21	$0.62	$0.83	$(0.24)	$—	$(0.01)	$(0.25)	$—	$10.18	8.71%		$0.7	4.16%		4.16	%Ø	1.62%		1.62	%Ø	2.15%		84%		84	%cØ
10/31/2016	$9.43	$0.20	$0.25	$0.45	$(0.19)	$—	$(0.09)	$(0.28)	$—	$9.60	4.91%		$0.6	4.99%		4.99	%Ø	1.56%		1.56	%Ø	2.20%		94%		94	%Ø
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.16	$(0.56)	$(0.40)	$(0.17)	$—	$—	$(0.17)	$—	$9.43	(4.07	)%*	$0.5	5.29	%‡**	5.29	%Ø‡**	1.53	%‡**	1.53	%Ø‡**	2.76	%‡**	33	%*	33	%Ø*
Class R6
10/31/2018	$10.18	$0.34	$(0.52)	$(0.18)	$(0.35)	$—	$(0.07)	$(0.42)	$—	$9.58	(1.86)%		$3.9	2.49%		2.49	%Ø	0.48%		0.48	%Ø	3.36%		74%		74	%cØ
10/31/2017	$9.60	$0.33	$0.61	$0.94	$(0.35)	$—	$(0.01)	$(0.36)	$—	$10.18	10.01%		$4.1	2.97%		2.97	%Ø	0.42%		0.42	%Ø	3.34%		84%		84	%cØ
10/31/2016	$9.43	$0.32	$0.24	$0.56	$(0.30)	$—	$(0.09)	$(0.39)	$—	$9.60	6.16%		$3.9	3.78%		3.78	%Ø	0.37%		0.37	%Ø	3.42%		94%		94	%Ø
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.23	$(0.57)	$(0.34)	$(0.23)	$—	$—	$(0.23)	$—	$9.43	(3.39	)%*	$3.8	3.63	%‡**	3.63	%Ø‡**	0.36	%‡**	0.36	%Ø‡**	3.93	%‡**	33	%*	33	%Ø*
Multi-Style Premia Fund[b]
Institutional Class
5/18/2018^ to 10/31/2018	$25.00	$0.10	$(0.39)	$(0.29)	$—	$—	$—	$—	$—	$24.71	(1.16	)%*	$15.4	5.05	%‡**	5.05	%Ø‡**	0.95	%‡**	0.95	%Ø‡**	0.87	%‡**	31	%*	31	%Ø*
Class A
5/18/2018^ to 10/31/2018	$25.00	$0.06	$(0.39)	$(0.33)	$—	$—	$—	$—	$—	$24.67	(1.32	)%*	$0.0	5.87	%‡**	5.87	%Ø‡**	1.31	%‡**	1.31	%Ø‡**	0.57	%‡**	31	%*	31	%Ø*
Class C
5/18/2018^ to 10/31/2018	$25.00	$(0.02)	$(0.39)	$(0.41)	$—	$—	$—	$—	$—	$24.59	(1.64	)%*	$0.0	6.62	%‡**	6.62	%Ø‡**	2.06	%‡**	2.06	%Ø‡**	(0.18	)%‡**	31	%*	31	%Ø*
Class R6
5/18/2018^ to 10/31/2018	$25.00	$0.11	$(0.39)	$(0.28)	$—	$—	$—	$—	$—	$24.72	(1.12	)%*	$0.0	5.44	%‡**	5.44	%Ø‡**	0.88	%‡**	0.88	%Ø‡**	1.00	%‡**	31	%*	31	%Ø*

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
U.S. Equity Index PutWrite Strategy Fund
Institutional Class
10/31/2018	$11.33	$0.12	$(0.13)	$(0.01)	$(0.08)	$(0.59)	$—	$(0.67)	$—	$10.65	(0.16)%	$217.6	0.74%		0.74	%Ø	0.65%		0.65	%Ø	1.09%		56%	56%
10/31/2017	$10.09	$0.05	$1.26	$1.31	$(0.04)	$(0.03)	$—	$(0.07)	$—	$11.33	13.05%	$152.0	0.98%		0.98	%Ø	0.65%		0.65	%Ø	0.49%		0%	0	%Ø
Period from 9/16/2016^ to 10/31/2016	$10.00	$0.00	$0.09	$0.09	$—	$—	$—	$—	$—	$10.09	0.90%*	$21.2	3.84	%‡**	3.84	%Ø‡**	0.65	%‡**	0.65	%Ø‡**	0.26	%‡**	0%*	0	%Ø*
Class A
10/31/2018	$11.33	$0.11	$(0.16)	$(0.05)	$(0.05)	$(0.59)	$—	$(0.64)	$—	$10.64	(0.55)%	$18.4	1.11%		1.11	%Ø	1.01%		1.01	%Ø	0.97%		56%	56%
10/31/2017	$10.09	$0.01	$1.27	$1.28	$(0.01)	$(0.03)	$—	$(0.04)	$—	$11.33	12.70%	$4.1	1.35%		1.35	%Ø	1.01%		1.01	%Ø	0.13%		0%	0	%Ø
Period from 9/16/2016^ to 10/31/2016	$10.00	$(0.00)	$0.09	$0.09	$—	$—	$—	$—	$—	$10.09	0.90%*	$0.4	4.26	%‡**	4.26	%Ø‡**	1.01	%‡**	1.01	%Ø‡**	(0.05	)%‡**	0%*	0	%Ø*
Class C
10/31/2018	$11.24	$(0.00)	$(0.13)	$(0.13)	$(0.01)	$(0.59)	$—	$(0.60)	$—	$10.51	(1.30)%	$1.2	1.89%		1.89	%Ø	1.76%		1.76	%Ø	(0.04)%		56%	56%
10/31/2017	$10.08	$(0.07)	$1.26	$1.19	$—	$(0.03)	$—	$(0.03)	$—	$11.24	11.81%	$0.5	2.12%		2.12	%Ø	1.76%		1.76	%Ø	(0.63)%		0%	0	%Ø
Period from 9/16/2016^ to 10/31/2016	$10.00	$(0.01)	$0.09	$0.08	$—	$—	$—	$—	$—	$10.08	0.80%*	$0.1	5.10	%‡**	5.10	%Ø‡**	1.76	%‡**	1.76	%Ø‡**	(0.86	)%‡**	0%*	0	%Ø*
Class R6
10/31/2018	$11.34	$0.12	$(0.12)	$0.00	$(0.09)	$(0.59)	$—	$(0.68)	$—	$10.66	(0.09)%	$17.9	0.68%		0.68	%Ø	0.58%		0.58	%Ø	1.12%		56%	56%
10/31/2017	$10.10	$0.06	$1.26	$1.32	$(0.05)	$(0.03)	$—	$(0.08)	$—	$11.34	13.08%	$12.2	0.93%		0.93	%Ø	0.58%		0.58	%Ø	0.55%		0%	0	%Ø
Period from 9/16/2016^ to 10/31/2016	$10.00	$0.00	$0.10	$0.10	$—	$—	$—	$—	$—	$10.10	1.00%*	$4.8	3.77	%‡**	3.77	%Ø‡**	0.58	%‡**	0.58	%Ø‡**	0.26	%‡**	0%*	0	%Ø*
See Notes to Financial Highlights

Notes to Financial Highlights

@  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and/or if certain Funds did not receive the Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of the Notes to Financial Statements.

**  Annualized.

^  The date investment operations commenced.

*  Not annualized.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

Ø  Commodity Strategy, Hedged Option Premium Strategy, Multi-Asset Income, Multi-Style Premia and U.S. Equity Index PutWrite Strategy did not engage in short sales. For the years ended October 31, 2018 and 2017, Long Short Credit did not engage in short sales. For the year ended October 31, 2018, Global Allocation did not engage in short sales.

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  Consolidated financial highlights, see Note A in the Notes to Financial Statements.

c  The portfolio turnover rate including mortgage dollar roll transactions was 129% for the year ended October 31, 2018 for Global Allocation. The portfolio turnover rates including mortgage dollar roll transactions, including and excluding securities sold short, 165% and 154%, respectively, for the year ended October 31, 2017, 182% and 183%, respectively, for the year ended October 31, 2016 and 198% and 189%, respectively, for the year ended October 31, 2015, for Global Allocation. The portfolio turnover rate including mortgage dollar roll transactions were 192% and 165% for the years ended October 31, 2018 and 2017, respectively, for Multi-Asset Income.

d  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Funds' total returns for the year ended October 31, 2018.

e  Dividend and interest expense relating to short sales, which is a non-recurring expense for Global Allocation, is included in these ratios on a non-annualized basis.

f  The voluntary contribution received in 2014 had no impact on the Funds' total returns for the year ended October 31, 2014.

g  The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total returns for the year ended October 31, 2017.

h  The Custodian Out-of-Pocket Expenses Refunded listed in Note G of the Notes to Financial Statements had no impact on the Long Short's total returns for the year ended October 31, 2017.

Notes to Financial Highlights (cont'd)

i  Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had Long Short not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)	Ratio of Net Investment Income/ (Loss) to Average Net Assets
	Year Ended October 31, 2017
Long Short Institutional Class	1.80%	1.32%	0.12%
Long Short Class A	2.16%	1.68%	(0.18)%
Long Short Class C	2.90%	2.43%	(0.94)%

j  After the close of business on December 7, 2018, the Fund's applicable classes underwent a stock split. The per share data presented here has been adjusted to reflect this split. See Note I of the Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Neuberger Berman Commodity Strategy Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, Neuberger Berman Multi-Style Premia Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund and the Board of Trustees of Neuberger Berman Alternative Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities of Neuberger Berman Commodity Strategy Fund (formerly, Neuberger Berman Risk Balanced Commodity Strategy Fund) and Neuberger Berman Multi-Style Premia Fund, two of the series constituting the Neuberger Berman Alternatives Funds (the "Trust"), including the consolidated schedules of investments, as of October 31, 2018, and the related consolidated statements of operations, the consolidated statements of changes in net assets and the consolidated financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "consolidated financial statements"). We have also audited the accompanying statements of assets and liabilities of Neuberger Berman Global Allocation Fund, Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund, five of the series constituting the Trust, including the schedules of investments, as of October 31, 2018 and the related statements of operations and cash flows, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). Neuberger Berman Commodity Strategy Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, Neuberger Berman Multi-Style Premia Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund are collectively referred to as the "Funds". In our opinion, the consolidated financial statements and financial statements present fairly, in all material respects, the financial position of the Funds (seven of the series constituting Neuberger Berman Alternative Funds) at October 31, 2018, the results of their consolidated operations or operations and cash flows, the consolidated changes in net assets or changes in net assets and their consolidated financial highlights or financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual Funds constituting Neuberger Berman Alternative Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Neuberger Berman Commodity Strategy Fund Neuberger Berman Global Allocation Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018
Neuberger Berman Hedged Option Premium Strategy Fund	For the year ended October 31, 2018	For the year ended October 31, 2018 and the period from April 12, 2017 (commencement of operations) through October 31, 2017
Neuberger Berman Multi-Asset Income Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the three years in the period ended October 31, 2018 and the period from March 27, 2015 (commencement of operations) through October 31, 2015
Neuberger Berman Multi-Style Premia Fund	For the period from May 18, 2018 (commencement of operations) through October 31, 2018

Individual Funds constituting Neuberger Berman Alternative Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the two years in the period ended October 31, 2018 and the period from September 16, 2016 (commencement of operations) through October 31, 2016
	Statements of operations and cash flows	Statements of changes in net assets	Financial highlights
Neuberger Berman Long Short Credit Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the three years in the period ended October 31, 2018 and the period from June 29, 2015 (commencement of operations) through October 31, 2015

Basis for Opinion

These consolidated financial statements and financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' consolidated financial statements and financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
December 26, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Alternative Funds
and Shareholders of Neuberger Berman Long Short Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Long Short Fund (the "Fund"), a series of Neuberger Berman Alternative Funds, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund's auditor since 2012

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
December 26, 2018

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 21989
Kansas City, MO 64105-1407

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas, 22nd Floor
New York, NY 10104-0002
Intermediary Client Services 800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA") (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities). Each Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	57

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	57	Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services
(not-for-profit),
2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

57	Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance
				(not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	57

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	57

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	57

Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	57

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Commentator, NBC News, since 2015; Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	57

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, Utilidata Inc., since 2015; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation USA, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	57

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	57	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

57

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Trustee since 2008; formerly, Chief Executive Officer and President 2008 to 2018	Formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	57	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until June 2018.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge upon request, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Alternative Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to each series except Neuberger Berman Absolute Return Multi-Manager Fund and Neuberger Berman Multi-Style Premia Fund (each a "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 11, 2018, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for each Fund.

In evaluating the Agreement with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund's strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to each Fund and whether the Agreement was in the best interests of each Fund and Fund shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each Fund's investment management agreement separately from those of the other Funds.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to each Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Funds' investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Funds beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing risks with respect to all Funds, for which it is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also noted Management's activities under its contractual obligation to oversee the Funds' various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management to attract and retain qualified personnel to service the Funds.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund's performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered each Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, net of the Fund's fees and expenses both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing, compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

In the case of those Funds that the Board identified as having underperformed their benchmark indices, industry peer groups, and/or a broader universe of funds to an extent, or over a period of time, that the Board felt warranted additional inquiry, the Board discussed with Management each such Fund's performance, potential reasons for the underperformance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal to discuss the Funds' performance. The Board also considered Management's responsiveness with respect to the Funds that experienced lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding a Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for each Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of each Fund's management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Board also considered each Fund's total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board compared each Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of that Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared each Fund's total expenses to the median of the total expenses of that Fund's peer group. Where a Fund's management fee or total expenses were higher than the peer group median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the Fund's management fee or total expenses. The Board also noted that for some classes of certain Funds, the overall expense ratio is maintained through a contractual or voluntary fee cap and/or expense reimbursements by Management.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management's estimated profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In 2017, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit or loss was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management's reported level of estimated profitability, if any, on each Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts were lower than the fee rates paid by the corresponding Funds, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in each Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the peer group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduce many Funds expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund's assets decline. In addition, for Funds that do not have breakpoints, the Board considered that setting competitive fee rates and pricing a Fund to scale before it has actually experienced an increase in assets are other means of sharing potential economies of scale with shareholders. The Board also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The broader universes of funds referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. In the case of underperformance for the periods reflected, the Board considered the magnitude of that underperformance relative to the broader universe and the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for a Fund compared to its broader universe ("Performance Universe"), the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its peer group ("Expense Group"), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. Where a Fund has more than one class of shares outstanding, information for Institutional Class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Funds, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for one Fund in the Trust in comparison to Expense Groups for those classes. The Board noted the effect of higher expenses on the performance of the other classes of shares.

•  Neuberger Berman Global Allocation Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period and lower for the 3- and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1- and 5-year periods and in the second quintile for the 3-year period. The Fund was launched in 2010 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile.

•  Neuberger Berman Hedged Option Premium Strategy Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the period since the Fund's inception; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the period since the Fund's inception on April 12, 2017. The Fund was launched in 2017 and therefore does not have 1-, 3-, 5-, or 10-year performance as of December 31, 2017. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile.

•  Neuberger Berman Long Short Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-year period and in the fourth quintile for the 3- and 5-year periods. The Fund was launched in 2011 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, actual management fee net of fees waived by Management, and total expenses each ranked in the second quintile. In determining to renew the Management Agreement, the Board took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3-year period, meaning that per unit of risk taken versus the benchmark, the Fund achieved a higher level of return than the median of its Performance Universe for that period.

•  Neuberger Berman Long Short Credit Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-year period. The Fund was launched in 2015 and therefore does not have 3-, 5- or 10-year performance as of December 31, 2017. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the third quintile, the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the third quintile. The Board also took into account that Management reduced the Fund's contractual management fee and expense limit in 2018.

•  Neuberger Berman Multi-Asset Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-year period. The Fund was launched in 2015 and therefore does not have 3-, 5- or 10-year performance as of December 31, 2017. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile.

•  Neuberger Berman Risk Balanced Commodity Strategy Fund1 (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-year period, in the second quintile for the 3-year period, and in the third quintile for the 5-year period. The Fund was launched in 2012 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked second out of three funds, the actual management fee net of fees waived by Management ranked lowest out of three funds, and total expenses ranked lowest out of three funds.

•  Neuberger Berman U.S. Equity Index PutWrite Strategy Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-year period. The Fund was launched in 2016 and therefore does not have 3-, 5-, or 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreement is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of an underperforming Fund, that the Board retained confidence in Management's capabilities to manage the Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

1 Effective November 8, 2018, the Fund is named Neuberger Berman Commodity Strategy Fund.

Neuberger Berman Multi-Style Premia Fund: Initial Consideration of the Management Agreement

Prior to approving the management agreement with Neuberger Berman Investment Advisers LLC ("Management") (the "Agreement") with respect to Neuberger Berman Multi-Style Premia Fund (the "Fund"), the Board of Trustees (the "Board") of Neuberger Berman Alternative Funds (the "Trust"), including the Trustees who are not "interested persons" of Management (including its affiliates) or of the Trust ("Independent Fund Trustees"), evaluated the Agreement. Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel").

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed materials provided by Management and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Fund.

In connection with its deliberations, the Board also considered the broad range of information relevant to the Agreement that is provided to the Board (including its various standing committees) at meetings throughout the year and for the annual consideration of continuance of contracts for other series of the Trust, including reports on investment performance, portfolio risk, and other portfolio information for those series. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding contracts. The Board has also established other committees that focus throughout the year on specific areas relevant to contract review, such as performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of a contract review process.

The Independent Fund Trustees receive, at least annually, from Independent Counsel a memorandum discussing the legal standards for their consideration of the management agreements. During the course of their deliberations regarding their review of the Agreement, the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

In connection with its approval of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund and whether the Agreement was in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services to be provided by Management; (2) the expected costs of the services to be provided by Management; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board's determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board. This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who would perform services for the Fund. The Board noted that Management also would provide certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between a fund's investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance. The Board noted the extensive range of services that Management will provide to the Fund beyond the investment management services. The Board noted that

Management is also responsible for monitoring compliance with the Fund's investment objectives, policies and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management will assume significant ongoing risks with respect to the Fund, for which it is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considers annually the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the funds. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

The Board also considered the manner in which Management addressed various matters that have arisen during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

With respect to the overall fairness of the Agreement, the Board considered the fee structures proposed for the Fund under the Agreement for the four classes of shares to be registered initially as compared to a peer group of funds having comparable investment programs, but most of which had net assets of between $100 million and $5 billion. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board reviewed a comparison of the Fund's proposed management fee to the peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group may pay directly from fund assets for certain services that Management would cover out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its peer group as a way of taking account of these differences. The Board noted that the total expenses projected for two of the four classes were below the median relative to the peer group and two of the four classes were above the median relative to the peer group. In addition, the Board considered the proposed contractual limit on expenses of each class of the Fund. The Board also considered whether it would be appropriate to evaluate any anticipated economies of scale in relation to the services Management would provide to the Fund, noting that, at the start-up phase of a fund, it may be too soon to anticipate the economies of scale in anything more than a general manner. The Board considered that the Fund's fee structure does not provide for a reduction of payments resulting from the use of breakpoints, and concluded that the fee structure was reasonable in part based on the nature of the Fund and its investment strategy, in part based on the proposed contractual limit on expenses of each class of the Fund and in part based on the observation that the Fund was priced to scale—that is, the projected expense ratios for most of the classes were comparable to those of much larger funds. The Board concluded that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the reasonably anticipated costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Conclusions

In approving the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to provide a high level of service to the Fund; that the Fund's proposed fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services expected to be provided; and that the benefits expected to accrue to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the reasonably anticipated costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Notice to Shareholders

In early 2019 you will receive information to be used in filing your 2018 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2018. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2018, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each Funds distributions during the calendar year 2018 will be reported in conjunction with Form 1099-DIV.

Fund	Qualified Dividend Income
Global Allocation	$411,921
Long Short	40,159,407
Multi-Asset Income	664,167
Multi-Style Premia	218,566

Global Allocation, Hedged Option Premium Strategy, Long Short and U.S. Equity Index PutWrite Strategy hereby designate $564,195, $70,070, $19,172,684 and $5,819,643, respectively, as a capital gain distribution.

This page has been left blank intentionally

This page has been left blank intentionally

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

L0265 12/18

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Absolute Return Multi-Manager Fund

Annual Report

October 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	7
CONSOLIDATED SCHEDULE OF INVESTMENTS	9
CONSOLIDATED FINANCIAL STATEMENTS	39
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA	61
Report of Independent Registered Public Accounting Firm	65
Directory	66
Trustees and Officers	67
Proxy Voting Policies and Procedures	77
Quarterly Portfolio Schedule	77
Notice to Shareholders	77
Board Consideration of the Management and Sub-Advisory Agreements	78

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2018 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Absolute Return Multi-Manager Fund.

The global financial markets generated mixed results over the 12 months ended October 31, 2018. Despite periods of volatility and a weak finish, U.S. equities posted a solid return during the reporting period. Robust corporate profits and the boost from the December 2017 tax reform bill led to overall positive investor demand. These positive factors more than offset continued U.S. Federal Reserve Board (Fed) monetary policy tightening and concerns over a global trade war. In contrast, equities outside the U.S. generated poor results amid signs of decelerating growth, trade war fears and a number of geopolitical uncertainties.

Meanwhile, the U.S. fixed income market generated weak results over the reporting period. Both short- and long-term Treasury yields moved higher as the economy continued to grow and inflation ticked higher. In addition, the Fed indicated that it would remain on its path to tightening monetary policy in 2019 (although more recent statements by some Fed officials have suggested a less aggressive approach). Elsewhere, central banks in developed countries outside the U.S. largely maintained their accommodative monetary policies. However, the Bank of England raised rates twice over the period and the European Central Bank announced that it would end its bond buying program by the end of the year.

All told, the U.S. equity market, as measured by the S&P 500® Index, gained 7.35% over the reporting period. International developed and emerging market equities, as measured by the MSCI EAFE® and MSCI Emerging Market Indices, returned –6.85% and –12.52%, respectively, over the 12 months ended October 31, 2018. Meanwhile, the overall U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, declined –2.05% during the period. Finally, inflation moved higher but was generally well contained over the period.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

JOSEPH V. AMATO
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Absolute Return Multi-Manager Fund Commentary (Unaudited)

Neuberger Berman Absolute Return Multi-Manager Fund Institutional Class generated a –0.56% total return for the 12 months ended October 31, 2018. The Fund outperformed its primary benchmark, the HFRX Global Hedge Fund Index (the Index), which posted a –3.53% total return for the same period. (Performance for all share classes is provided in the table following this letter.)

Global equity market performance was mixed during the period, with U.S. markets rallying while markets in Europe and Asia traded lower. Equity market volatility initially subsided and was elevated later in the period. U.S. Treasury yields moved higher broadly and the curve flattened. The U.S. dollar strengthened throughout the period. Meanwhile, commodity pricing was mixed as gold prices declined while crude oil and natural gas prices moved higher.

The Fund's allocations to global macro/managed futures, credit and event driven/merger arbitrage strategies contributed to performance, while the allocation to long/short equity detracted from results. From a risk management perspective, we were pleased that the Fund's volatility and beta1 versus the S&P 500® and Bloomberg Barclays U.S. Aggregate Bond Indices were all in line with our expectations.

The allocation to the global macro/managed futures strategy was the largest contributor for the period. Within this category, the allocation to the systematic currency trading strategy was responsible for the majority of gains. This was driven by the strategy's long U.S. dollar positioning versus the Euro and Australian dollar. The managed futures allocation was slightly positive, with gains from currency positioning outpacing losses from other asset classes.

The Fund's allocation to credit strategies was the next largest contributor. The asset-backed securities strategy was positive for the period with gains spread across sectors. The corporate credit long/short strategy detracted as gains from long positions in floating rate bank loans and bonds were outweighed by losses from shorts via credit default swaps and equities.

The merger arbitrage/event driven allocation contributed positively to results as a number of deals closed during the period.

The allocation to long/short equity strategies detracted from returns, with mixed performance across subadvisers. Losses from longs outpaced gains from shorts during the reporting period.

During the reporting period we decided to liquidate the nominal allocation to Levin, the event driven sub-adviser.

The Fund's aggregate use of futures, forward foreign currency, swap and option contracts contributed positively to performance during the period.

We continue to position the portfolio to perform in line with expectations if interest rates and volatility remain at current levels with the potential to outperform if interest rates and/or volatility increase. The largest strategy allocation in the Fund is long/short equity, driven by our view that rising rates will generate opportunities to short companies with low margins and high debt. Credit strategies is the next largest allocation, with a focus on short duration via long positions in floating rate bank loans and short positions in fixed rate bonds. We trimmed the allocation to credit strategies during the period as spreads tightened and other strategies became relatively more attractive. We increased the allocation to global macro/managed futures strategies during the period given our expectations for rising volatility, an environment in which these strategies have historically outperformed. Finally, we marginally reduced the allocation to merger arbitrage/event driven strategies as a result of our continued negative view on crowded trades and due to merger arbitrage spread tightening.

Sincerely,

DAVID KUPPERMAN, JEFF MAJIT AND FRED INGHAM
PORTFOLIO MANAGERS

1Beta is a measure of the systematic risk of a portfolio. It is the covariance of the portfolio and a market index divided by the variance of the market index. Beta measures the historical sensitivity of a portfolio's returns to movements in the market index. The beta of the market index will always be one. A portfolio with a beta above the market index (i.e. >1) means that the portfolio has greater volatility than the market index. If the beta of the portfolio is 1.2, a market increase in return of 1% implies a 1.2% increase in the portfolio's return. If the beta of the portfolio is 0.8, a market decrease in return of 1% implies a 0.8% decrease in the portfolio's return.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers and subadvisers. The opinions are as of the date of this report and are subject to change without notice.

2

Absolute Return Multi-Manager Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NABIX
Class A	NABAX
Class C	NABCX
Class R6	NRABX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Asset-Backed Securities	8.7%	—%
Closed End Funds	0.3	—
Collateralized Mortgage Obligations	2.6	—
Commercial Mortgage-Backed Securities	4.9	—
Common Stocks	37.5	(7.9)
Convertible Bonds	1.3	—
Convertible Preferred Stocks	—	—
Corporate Bonds	3.1	(0.8)
Exchange Traded Funds	—	(1.3)
Loan Assignments	4.3	—
Master Limited Partnerships	2.2	(0.0)
Options Purchased	0.1	—
Preferred Stocks	0.0	—
Rights	0.0	—
U.S. Treasury Obligations	0.1	—
Warrants	0.0	—
Short-Term Investments	29.7	—
Other Assets Less Liabilities	15.2 *	—
Total	110.0%	(10.0)%

*  Includes the impact of the Fund's open positions in derivatives (other than Options Purchased), if any.

PERFORMANCE HIGHLIGHTS

	Average Annual Total Return Ended 10/31/2018
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	05/15/2012	–0.56%	0.67%	1.89%
Class A	05/15/2012	–0.94%	0.30%	1.52%
Class C	05/15/2012	–1.76%	–0.47%	0.75%
Class R6[3]	12/31/2013	–0.56%	0.69%	1.91%
With Sales Charge
Class A		–6.64%	–0.88%	0.59%
Class C		–2.74%	–0.47%	0.75%
Index
HFRX Global Hedge Fund Index[1,2]		–3.53%	0.14%	1.16%
S&P 500® Index[1,2]		7.35%	11.34%	13.89%
Bloomberg Barclays U.S. Aggregate Bond Index[1,2]		–2.05%	1.83%	1.60%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Consolidated Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, as amended, the total annual operating expense ratios for fiscal year 2017 were 2.72%, 3.16%, 3.85% and 2.40% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 2.60%, 3.02%, 3.72% and 2.37% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

3

Absolute Return Multi-Manager Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

4

Endnotes

1  Please see "Glossary of Indices" on page 6 for a description of indices. Please note that individuals cannot invest directly in any index. The S&P 500® and the Bloomberg Barclays U.S. Aggregate Bond Indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The HFRX Global Hedge Fund Index does take into account fees and expenses, but not tax consequences, of investing since it is based on the underlying hedge funds' net returns. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  The performance information for Class R6 prior to the class's inception date is that of the Institutional Class of Neuberger Berman Absolute Return Multi-Manager Fund. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, see the Fund's prospectus, which can be obtained by calling us at (800) 877-9700, or visiting our website at www.nb.com.

5

Glossary of Indices

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

HFRX Global Hedge Fund Index:

The index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

6

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2018 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

7

Expense Example (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During the Period 5/1/2018 - 10/31/2018(1)		Expense Ratio	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During the Period 5/1/2018 - 10/31/2018(2)		Expense Ratio
Absolute Return Multi-Manager Fund
Institutional Class	$1,000.00	$993.50	$11.61	(3)	2.31%	$1,000.00	$1,013.56	$11.72	(3)	2.31%
Class A	$1,000.00	$991.50	$12.55	(3)	2.50%	$1,000.00	$1,012.60	$12.68	(3)	2.50%
Class C	$1,000.00	$987.20	$17.18	(3)	3.43%	$1,000.00	$1,007.91	$17.36	(3)	3.43%
Class R6	$1,000.00	$992.60	$11.25	(3)	2.24%	$1,000.00	$1,013.91	$11.37	(3)	2.24%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(3)  Includes expenses of the Fund's subsidiary (See Note A of the Notes to Consolidated Financial Statements).

8

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund October 31, 2018

Investments	Shares	Value (000)
Long Positions 94.8%
Common Stocks 37.5%
Aerospace & Defense 0.8%
Esterline Technologies Corp.*	700	$82
General Dynamics Corp.	1,352	233
Raytheon Co.	2,278	399
Rockwell Collins, Inc.(a)	10,300	1,319
Sparton Corp.*(a)	4,600	57
		2,090
Air Freight & Logistics 0.4%
FedEx Corp.	4,131	910
Airlines 0.0%(b)
American Airlines Group, Inc. Escrow*(c)(d)(f)	14,383	17
Auto Components 0.2%
Aptiv plc	5,680	436
Automobiles 0.2%
General Motors Co.	12,925	473
Banks 1.1%
Barclays plc (United Kingdom)	51,988	115
Boston Private Financial Holdings, Inc.	44,455	600
Citigroup, Inc.	10,100	661
Comerica, Inc.	4,461	364
JPMorgan Chase & Co.	5,590	609
MBT Financial Corp.	4,300	49
Societe Generale SA (France)	7,557	278
		2,676
Beverages 0.2%
Constellation Brands, Inc., Class A	2,015	401
Biotechnology 0.8%
BioMarin Pharmaceutical, Inc.*	4,225	389
China Biologic Products Holdings, Inc. (China)*(a)	100	7
Gilead Sciences, Inc.	6,195	422
Grifols SA, ADR (Spain)(a)	6,100	125
Shire plc, ADR(a)	5,132	933
		1,876
Building Products 0.2%
USG Corp.(a)	9,300	393
Capital Markets 0.7%
Forum Merger II Corp.*(a)	9,700	98
Goldman Sachs Group, Inc. (The)	2,762	622
Investments	Shares	Value (000)
J2 Acquisition Ltd.*(e)	6,800	$62
Modern Media Acquisition Corp.*(a)	13,200	134
Mudrick Capital Acquisition Corp., Class A*	17,596	172
Nebula Acquisition Corp., Class A*(a)	7,098	70
Pensare Acquisition Corp.*(a)	5,800	58
S&P Global, Inc.	2,569	468
Trinity Merger Corp., Class A*(a)	10,800	106
VectoIQ Acquisition Corp.*(a)	6,400	61
		1,851
Chemicals 1.3%
Air Products & Chemicals, Inc.	6,455	996
DowDuPont, Inc.	20,158	1,087
WR Grace & Co.	15,667	1,015
		3,098
Commercial Services & Supplies 0.5%
Cenveo Corp.*(c)(i)	8,093	235
Clean Harbors, Inc.*	14,785	1,006
		1,241
Communications Equipment 1.0%
Cisco Systems, Inc.	12,190	558
Extreme Networks, Inc.*	73,570	408
Mitel Networks Corp.*	56,700	622
Motorola Solutions, Inc.	5,981	733
Oclaro, Inc.*	10,800	89
		2,410
Construction Materials 0.2%
HeidelbergCement AG (Germany)	8,560	582
Containers & Packaging 0.1%
Ball Corp.	5,430	243
Diversified Telecommunication Services 0.2%
AT&T, Inc.(a)	5,670	174
Intelsat SA*	9,631	251
		425
Electric Utilities 0.7%
American Electric Power Co., Inc.	2,106	155
Emera, Inc. (Canada)	3,223	99
Evergy, Inc.	12,187	682
Exelon Corp.	3,690	162
FirstEnergy Corp.	5,384	201
Investments	Shares	Value (000)
NextEra Energy, Inc.	1,271	$219
PG&E Corp.*	5,216	244
		1,762
Electrical Equipment 0.1%
TPI Composites, Inc.*	6,675	168
Vivint Solar, Inc.*	7,078	37
		205
Electronic Equipment, Instruments & Components 0.4%
Electro Scientific Industries, Inc.*	700	20
FLIR Systems, Inc.	7,533	349
Itron, Inc.*	3,365	175
Orbotech Ltd. (Israel)*(a)	8,200	459
		1,003
Energy Equipment & Services 0.2%
C&J Energy Services, Inc.*	25,241	474
Ocean Rig UDW, Inc., Class A (Angola)*	3,600	109
		583
Entertainment 1.1%
Activision Blizzard, Inc.	7,870	543
Global Eagle Entertainment, Inc.*	68,293	177
Netflix, Inc.*	1,503	454
Pandora Media, Inc.*	4,800	41
Take-Two Interactive Software, Inc.*	3,700	477
Twenty-First Century Fox, Inc., Class B	13,638	616
Walt Disney Co. (The)	3,985	458
		2,766
Equity Real Estate Investment Trusts (REITs) 0.5%
Forest City Realty Trust, Inc., Class A	17,000	428
InfraREIT, Inc.	1,100	23
LaSalle Hotel Properties	10,400	343
VICI Properties, Inc.	18,795	406
		1,200
Food & Staples Retailing 0.2%
Cia Brasileira de Distribuicao, ADR (Brazil)*	4,044	85
Magnit PJSC, GDR (Russia)(e)	3,981	53
Rite Aid Corp.*(a)	6,925	8
Wal-Mart de Mexico SAB de CV (Mexico)	48,724	124

See Notes to Consolidated Financial Statements

9

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Shares	Value (000)
X5 Retail Group NV, GDR (Russia)(e)	10,671	$251
		521
Health Care Equipment & Supplies 1.1%
Danaher Corp.	9,872	981
K2M Group Holdings, Inc.*	11,600	318
Mazor Robotics Ltd., ADR (Israel)*	7,900	460
NxStage Medical, Inc.*(a)	9,000	255
Smith & Nephew plc (United Kingdom)	4,002	65
West Pharmaceutical Services, Inc.	1,731	183
Zimmer Biomet Holdings, Inc.	3,105	353
		2,615
Health Care Providers & Services 1.5%
Aetna, Inc.(a)	9,305	1,846
Cigna Corp.	2,294	491
Express Scripts Holding Co.*	9,900	960
Humana, Inc.	980	314
Shanghai Pharmaceuticals Holding Co. Ltd., Class H (China)	31,801	70
Sinopharm Group Co. Ltd., Class H (China)	17,852	87
		3,768
Hotels, Restaurants & Leisure 0.5%
Belmond Ltd., Class A (United Kingdom)*(a)	3,000	51
Boyd Gaming Corp.	20,067	533
Caesars Entertainment Corp.*	25,224	217
Sonic Corp.	2,500	108
Vail Resorts, Inc.(a)	1,230	309
		1,218
Household Durables 0.3%
Lennar Corp., Class B(a)	1,787	64
SodaStream International Ltd. (Israel)*	5,100	731
		795
Independent Power and Renewable Electricity Producers 0.5%
Atlantica Yield plc (Spain)	25,220	495
Azure Power Global Ltd. (India)*	54,654	656
Clearway Energy, Inc., Class C	688	14
Investments	Shares	Value (000)
NextEra Energy Partners LP	4,175	$190
		1,355
Industrial Conglomerates 0.4%
Carlisle Cos., Inc.	8,125	785
Smiths Group plc (United Kingdom)	4,766	85
		870
Insurance 1.1%
AIA Group Ltd. (Hong Kong)	89,890	684
American International Group, Inc.	11,551	477
Aon plc	2,980	465
Aspen Insurance Holdings Ltd. (Bermuda)	4,900	205
Genworth Financial, Inc., Class A*	8,700	37
Health Insurance Innovations, Inc., Class A*	7,775	380
Navigators Group, Inc. (The)	600	42
RSA Insurance Group plc (United Kingdom)	50,588	365
		2,655
Interactive Media & Services 1.6%
Actua Corp.*(c)(d)(f)	6,700	4
Alphabet, Inc., Class A*	1,311	1,430
Baidu, Inc., ADR (China)*	966	184
Facebook, Inc., Class A*	8,009	1,216
Mail.Ru Group Ltd., GDR (Russia)*(e)	3,171	84
Tencent Holdings Ltd. (China)	19,970	684
XO Group, Inc.*(a)	6,900	239
Yandex NV, Class A (Russia)*	3,471	104
		3,945
Internet & Direct Marketing Retail 1.9%
Alibaba Group Holding Ltd., ADR (China)*	7,923	1,127
Alibaba Group Holding Ltd., ADR (China)*	1,634	233
Amazon.com, Inc.*	462	738
ASOS plc (United Kingdom)*	1,139	79
Booking Holdings, Inc.*	201	377
Investments	Shares	Value (000)
eBay, Inc.*	5,424	$158
Expedia Group, Inc.	11,170	1,401
MercadoLibre, Inc. (Argentina)	1,197	388
zooplus AG (Germany)*	953	158
		4,659
IT Services 0.9%
Carbonite, Inc.*	8,760	300
Everi Holdings, Inc.*	37,567	270
First Data Corp., Class A*	34,465	646
MoneyGram International, Inc.*(a)	8,800	37
PayPal Holdings, Inc.*	5,424	457
Visa, Inc., Class A	3,503	483
		2,193
Life Sciences Tools & Services 0.7%
Eurofins Scientific SE (Luxembourg)	250	126
Gerresheimer AG (Germany)	16,668	1,175
Thermo Fisher Scientific, Inc.	1,616	378
		1,679
Machinery 0.4%
Dover Corp.	11,397	944
Evoqua Water Technologies Corp.*	7,646	74
		1,018
Media 1.7%
Discovery, Inc., Class C*(a)	1,400	41
DISH Network Corp., Class A*	7,607	234
GCI Liberty, Inc., Class A*(a)	1,789	85
Gray Television, Inc.*	45,435	786
ITV plc (United Kingdom)	279,027	531
Liberty Global plc, Class C (United Kingdom)*	5,494	138
Loral Space & Communications, Inc.*(a)	9,668	432
Stroeer SE & Co. KGaA (Germany)	28,911	1,512
Tribune Co. Litigation, Class 1C*(c)(d)(f)	300,000	—
Tribune Media Co., Class A(a)	13,300	505
		4,264

See Notes to Consolidated Financial Statements

10

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Shares	Value (000)
Metals & Mining 0.5%
Constellium NV, Class A*	43,076	$390
Nevsun Resources Ltd. (Canada)	61,900	275
Pretium Resources, Inc. (Canada)*	58,941	470
		1,135
Multi-Utilities 0.4%
Ameren Corp.	1,472	95
Avista Corp.(a)	5,600	288
Vectren Corp.(a)	8,700	622
		1,005
Oil, Gas & Consumable Fuels 3.0%
Alta Mesa Resources, Inc., Class A*(a)	200	1
Antero Midstream GP LP	4,593	74
Cheniere Energy, Inc.*	11,483	694
Devon Energy Corp.	13,050	423
Enbridge Energy Management LLC*(c)(f)	2,531	—	(g)
Energen Corp.*	2,000	144
EOG Resources, Inc.	2,814	296
Falcon Minerals Corp.*(a)	2,200	22
Golar LNG Ltd. (Bermuda)	11,967	321
Halcon Resources Corp.*	82,191	273
Kinder Morgan Canada Ltd. (Canada)(e)	5,393	65
Kinder Morgan, Inc.	26,285	447
Marathon Petroleum Corp.	8	1
Midstates Petroleum Co., Inc.*	63,383	457
NextDecade Corp.*	57,050	296
ONEOK, Inc.	8,359	548
Pembina Pipeline Corp. (Canada)	16,003	518
Phillips 66	4,141	426
Plains GP Holdings LP, Class A*	30,859	659
Renewable Energy Group, Inc.*	2,585	80
SandRidge Energy, Inc.*	8,179	73
SM Energy Co.	11,829	288
Targa Resources Corp.	9,563	494
Tellurian, Inc.*	6,415	51
Williams Cos., Inc. (The)	31,091	756
		7,407
Paper & Forest Products 0.2%
KapStone Paper and Packaging Corp.	14,700	515
Investments	Shares	Value (000)
Personal Products 0.3%
Edgewell Personal Care Co.*	17,978	$863
Pharmaceuticals 0.9%
Akorn, Inc.*(a)	6,240	42
Allergan plc	8,322	1,315
Aralez Pharmaceuticals, Inc. (Canada)*(a)	345	—	(g)
Bristol-Myers Squibb Co.	5,214	264
Corium International, Inc.*	12,200	154
Dr Reddy's Laboratories Ltd., ADR (India)	3,213	109
Endocyte, Inc.*(a)	8,500	201
Hikma Pharmaceuticals plc (Jordan)	7,895	192
Teva Pharmaceutical Industries Ltd., ADR (Israel)	1,755	35
		2,312
Professional Services 2.1%
Dun & Bradstreet Corp. (The)	3,500	498
Equifax, Inc.	5,309	539
IHS Markit Ltd.*	11,890	625
Intertek Group plc (United Kingdom)	2,413	145
Intertrust NV (Netherlands)(e)(h)	118,611	1,914
Nielsen Holdings plc	15,645	406
TriNet Group, Inc.*(a)	22,738	1,068
		5,195
Road & Rail 0.1%
CSX Corp.	4,960	342
Semiconductors & Semiconductor Equipment 0.6%
Broadcom, Inc.	1,162	260
Integrated Device Technology, Inc.*	5,200	243
NXP Semiconductors NV (Netherlands)	11,650	874
		1,377
Software 1.6%
CA, Inc.	14,800	657
CommVault Systems, Inc.*	10,375	604
Dell Technologies, Inc., Class V*(a)	950	86
Imperva, Inc.*	5,000	277
Micro Focus International plc, ADR (United Kingdom)(a)	555	8
Investments	Shares	Value (000)
Microsoft Corp.	13,918	$1,487
Red Hat, Inc.*	1,700	292
salesforce.com, Inc.*	2,998	411
		3,822
Specialty Retail 1.1%
AutoZone, Inc.*	972	713
Pets at Home Group plc (United Kingdom)	166,954	235
Rent-A-Center, Inc.*	4,500	64
Sports Direct International plc (United Kingdom)*	292,465	1,220
Tiffany & Co.(a)	4,515	502
		2,734
Technology Hardware, Storage & Peripherals 0.8%
Apple, Inc.	6,066	1,328
Samsung Electronics Co. Ltd., GDR (South Korea)(e)	381	355
Western Digital Corp.	5,184	223
Xerox Corp.(a)	2,800	78
		1,984
Textiles, Apparel & Luxury Goods 0.9%
G-III Apparel Group Ltd.*	22,715	905
Michael Kors Holdings Ltd.*	4,723	262
PVH Corp.	6,332	765
Tapestry, Inc.	7,765	329
		2,261
Tobacco 0.4%
Philip Morris International, Inc.	10,605	934
Trading Companies & Distributors 0.6%
Brenntag AG (Germany)	26,556	1,389
Transportation Infrastructure 0.0%(b)
Macquarie Infrastructure Corp.	3,194	118
Water Utilities 0.1%
American Water Works Co., Inc.	504	45
AquaVenture Holdings Ltd.*	7,060	118
Connecticut Water Service, Inc.(a)	400	28
		191
Wireless Telecommunication Services 0.2%
Gogo, Inc.*	17,749	101
T-Mobile US, Inc.*	4,884	335
		436
Total Common Stocks (Cost $92,949)		92,216

See Notes to Consolidated Financial Statements

11

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Principal Amount	Value (000)
Asset-Backed Securities 8.7%
ALM XVIII Ltd. Series 2016-18A, Class CR, (ICE LIBOR USD 3 Month + 3.00%), 5.44%, 1/15/2028(i)(j)	$1,000,000	$998
Atlas Senior Loan Fund IV Ltd. Series 2013-2A, Class B2LR, (ICE LIBOR USD 3 Month + 4.90%), 7.21%, 2/17/2026(i)(j)	1,000,000	1,000
Atlas Senior Loan Fund V Ltd. Series 2014-1A, Class DR2, (ICE LIBOR USD 3 Month + 4.00%), 6.44%, 7/16/2029(i)(j)	1,000,000	1,009
Carlyle Global Market Strategies CLO Ltd. Series 2013-3A, Class CR, (ICE LIBOR USD 3 Month + 2.45%), 4.89%, 10/15/2030(i)(j)	1,000,000	976
Series 2014-2RA, Class C, (ICE LIBOR USD 3 Month + 2.80%), 5.11%, 5/15/2031(i)(j)	2,000,000	1,987
CarVal CLO Ltd. Series 2018-1A, Class D, (ICE LIBOR USD 3 Month + 2.89%), 5.22%, 7/16/2031(i)(j)	1,000,000	984
Catamaran CLO Ltd. Series 2015-1A, Class DR, (ICE LIBOR USD 3 Month + 2.80%), 5.27%, 4/22/2027(i)(j)	1,000,000	1,000
Class DR, (ICE LIBOR USD 3 Month + 2.80%), 5.31%, 1/27/2028(i)(j) Series 2013-1A,	1,000,000	991
Investments	Principal Amount	Value (000)
CWABS Asset- Backed Certificates Trust Series 2005-7, Class AF4, 4.87%, 9/25/2034(k)	$92,717	$93
DT Auto Owner Trust Series 2015-1A, Class D, 4.26%, 2/15/2022(i)	815,151	817
Class D, 4.53%, 10/17/2022(i) Series 2015-3A,	922,382	929
Garrison Funding Ltd. Series 2015-1A, Class CR, (ICE LIBOR USD 3 Month + 3.90%), 6.21%, 9/21/2029(i)(j)	1,000,000	1,011
Jamestown CLO V Ltd. Series 2014-5A, Class B2R, 3.84%, 1/17/2027(i)	1,000,000	991
JP Morgan Mortgage Acquisition Trust Series 2007-CH1, Class AF6, 4.93%, 11/25/2036(l)	102,950	105
Mountain View CLO LLC Series 2017-1A, Class D, (ICE LIBOR USD 3 Month + 3.60%), 6.04%, 10/16/2029(i)(j)	1,000,000	1,006
Octagon Investment Partners XIV Ltd. Series 2012-1A, Class CR, (ICE LIBOR USD 3 Month + 4.00%), 6.44%, 7/15/2029(i)(j)	1,000,000	1,010
OFSI Fund V Ltd. Series 2013-5A, Class B2L, (ICE LIBOR USD 3 Month + 5.25%), 7.70%, 4/17/2025(i)(j)	1,000,000	1,000
Investments	Principal Amount	Value (000)
OneMain Financial Issuance Trust Series 2015-2A, Class D, 5.64%, 7/18/2025(i)	$1,500,000	$1,510
TICP CLO II-2 Ltd. Series 2018-IIA, Class C, (ICE LIBOR USD 3 Month + 2.95%, 2.95% Floor), 5.42%, 4/20/2028(i)(j)	1,000,000	989
WhiteHorse X Ltd. Series 2015-10A, Class DR, (ICE LIBOR USD 3 Month + 3.00%, 3.00% Floor), 5.45%, 4/17/2027(i)(j)	1,000,000	1,000
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class DR, (ICE LIBOR USD 3 Month + 3.10%, 3.10% Floor), 5.54%, 7/16/2027(i)(j)	2,000,000	2,001
Total Asset-Backed Securities (Cost $21,479)		21,407
Commercial Mortgage-Backed Securities 4.9%
BAMLL 2014-ICTS, Class E, Escrow, 5.02%, 6/15/2028(d)(f)(i)	3,000,000	—

Caesars Palace   1,000,000  979
Las Vegas Trust
Series 2017-VICI,
Class E, 4.35%,
10/15/2034(i)(k)

CHT Mortgage Trust Series 2017-CSMO, Class F, (ICE LIBOR USD 1 Month + 3.74%, 3.80% Floor), 6.02%, 11/15/2036(i)(j)	1,000,000	1,004
COMM Mortgage Trust Series 2014-PAT, Class E, (ICE LIBOR USD 1 Month + 3.15%, 3.15% Floor), 5.43%, 8/13/2027(h)(i)(j)	4,800,000	4,851

See Notes to Consolidated Financial Statements

12

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Principal Amount	Value (000)
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-PHH, Class E, (ICE LIBOR USD 1 Month + 2.41%, 2.26% Floor), 4.69%, 6/15/2035(i)(j)	$1,000,000	$999
Lone Star Portfolio Trust Series 2015-LSP, Class E, (ICE LIBOR USD 1 Month + 5.60%, 5.60% Floor), 8.13%, 9/15/2028(i)(j)	1,109,189	1,115
Morgan Stanley Capital I Trust Series 2018-BOP, Class F, (ICE LIBOR USD 1 Month + 2.50%, 2.50% Floor), 4.78%, 8/15/2033(i)(j)	1,000,000	1,001
JWDR, Class E, (ICE LIBOR USD 1 Month + 3.05%, 3.05% Floor), 5.33%, 11/15/2034(i)(j) Series 2017-	1,000,000	1,002
Palisades Center Trust Series 2016-PLSD, Class D, 4.74%, 4/13/2033(i)	1,000,000	978
Total Commercial Mortgage-Backed Securities (Cost $11,931)		11,929
Loan Assignments 4.3%
Capital Markets 0.3%
Financial & Risk US Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 3.75%), 6.05%, 10/1/2025(j)	631,000	624
Investments	Principal Amount	Value (000)
Commercial Services & Supplies 0.2%
APX Group, Inc. Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 7.32%, 4/1/2024(d)(j)	$213,000	$211
Cenveo Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 9.00%), 11.28%, 6/7/2023(c)(j)	142,000	137
PSC Industrial Holdings Corp., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 8.50%), 10.79%, 10/11/2025(d)(j)	218,000	216
		564
Communications Equipment 0.2%
4L Holdings Corp., Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 6.79%, 5/8/2020(j)	443,789	432
Diversified Consumer Services 0.1%
Cengage Learning, Inc., Term Loan (ICE LIBOR USD 1 Month + 4.25%), 6.53%, 6/7/2023(j)	345,000	319
Diversified Telecommunication Services 0.3%
Intelsat Jackson Holdings SA, Term Loan (ICE LIBOR USD 1 Month + 3.75%), 6.04%, 11/27/2023(j)	68,000	68
Mission Broadcasting, Inc., Term Loan 1/17/2024(m)(n)	2,620	3
Securus Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 8.25%), 10.55%, 11/1/2025(j)	271,000	270
Investments	Principal Amount	Value (000)
US TelePacific Corp., Term Loan (ICE LIBOR USD 3 Month + 5.00%), 7.39%, 5/2/2023(j)	$350,667	$339
		680
Electric Utilities 0.3%
Sandy Creek Energy Associates LP, Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.39%, 11/9/2020(j)	798,050	706
Energy Equipment & Services 0.4%
Seadrill Operating LP, Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.39%, 2/21/2021(j)	970,661	899
Food & Staples Retailing 0.1%
GOBP Holdings, Inc., Term Loan (ICE LIBOR USD 6 Month + 3.75%), 6.03%, 10/22/2025(j)	3,000	3
United Natural Foods, Inc., Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.55%, 10/18/2025(j)	183,000	171
		174
Food Products 0.1%
Give & Go Prepared Foods Corp., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 6.64%, 7/29/2023(j)	353,430	314
Health Care Equipment & Supplies 0.1%
Lifescan Global Corp., Term Loan (ICE LIBOR USD 3 Month + 6.00%), 8.40%, 10/1/2024(j)	212,000	207

See Notes to Consolidated Financial Statements

13

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Principal Amount	Value (000)
Household Durables 0.0%(b)
Traeger Pellet Grills LLC, 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 8.50%), 10.89%, 9/25/2025(d)(j)	$114,000	$112
Insurance 1.0%
AmTrust Financial Services, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 8.50%), 10.80%, 3/2/2026(d)(j)	225,000	222
Confie Seguros Holding II Co., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 9.50%), 11.80%, 5/8/2019(d)(j)	1,218,000	1,209
Confie Seguros Holding II Co., Term Loan B (ICE LIBOR USD 1 Month + 5.25%), 7.55%, 4/19/2022(j)	855,758	856
Confie Seguros Holding, Term Loan 12/30/2024(d)(m)(n)	175,000	172
		2,459
Leisure Products 0.1%
Recess Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 7.75%; ICE LIBOR USD 3 Month + 7.75%), 10.10%, 9/29/2025(d)(j)	191,000	185
Media 0.0%(b)
Acosta, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.55%, 9/26/2021(j)	68,644	51
Investments	Principal Amount	Value (000)
NEP/NCP Holdco, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 7.00%), 9.30%, 10/5/2026(j)	$60,000	$60
Nexstar Broadcasting, Inc., 2nd Lien Term Loan 1/17/2024(m)(n)	16,380	16
		127
Multiline Retail 0.2%
JC Penney Corp., Inc., Term Loan (ICE LIBOR USD 3 Month + 4.25%), 6.57%, 6/23/2023(j)	671,934	600
Oil, Gas & Consumable Fuels 0.4%
Southcross Energy Partners LP, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 6.64%, 8/4/2021(j)(m)(n)	1,091,396	972
Real Estate Management & Development 0.1%
Toys 'R' Us Property Co. I LLC, Term Loan (ICE LIBOR USD 1 Month + 5.00%), 7.24%, 8/21/2019(j)	242,000	211
Software 0.3%
Mcafee LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 6.79%, 9/30/2024(j)	343,530	344
Mcafee LLC, Term Loan (ICE LIBOR USD 1 Month + 8.50%), 10.79%, 9/29/2025(j)	260,000	264
Mitchell International, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 11/29/2024(j)(m)(n)	125,000	125
		733
Investments	Principal Amount	Value (000)
Specialty Retail 0.1%
DBP Holding Corp., Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.32%, 10/11/2019(j)	$349,000	$272
Total Loan Assignments (Cost $10,634)		10,590
Corporate Bonds 3.1%
Chemicals 0.5%
Hexion, Inc. 6.63%, 4/15/2020	871,000	771
4/15/2020 10.00%,	215,000	201
11/15/2020 9.00%,	188,000	113
2/1/2022(i) 10.38%,	215,000	193
Momentive Performance Materials, Inc. Escrow 10.00%, 10/15/2020(c)(d)(f)(o)	613,000	—
		1,278
Communications Equipment 0.1%
Riverbed Technology, Inc. 8.88%, 3/1/2023(i)	258,000	237
Construction & Engineering 0.1%
ABG Orphan Holdco Sarl (Spain) 5.00%, 2/28/2021(e)(p)	249,297	258
Diversified Telecommunication Services 1.1%
Frontier Communications Corp. 9.00%, 8/15/2031	431,000	265
Intelsat Jackson Holdings SA (Luxembourg)
10/15/2024(i) 8.50%,	242,000	238
7/15/2025(i) 9.75%,	1,576,000	1,651

See Notes to Consolidated Financial Statements

14

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Principal Amount	Value (000)
Oi SA (Brazil) 10.00%, 7/27/2025(p)	$420,000	$439
		2,593
Energy Equipment & Services 0.1%
McDermott Technology Americas, Inc. 10.63%, 5/1/2024(i)	279,000	251
Equity Real Estate Investment Trusts (REITs) 0.1%
VICI Properties 1 LLC 8.00%, 10/15/2023	190,842	209
Food Products 0.0%(b)
Campbell Soup Co. 4.80%, 3/15/2048	97,000	82
Health Care Providers & Services 0.1%
Community Health Systems, Inc. 6.25%, 3/31/2023	351,000	323
Independent Power and Renewable Electricity Producers 0.5%
GenOn Energy, Inc.
10/15/2018(o) 9.50%,	284,000	194
10/15/2020(o) 9.88%,	1,655,000	1,129
		1,323
Leisure Products 0.1%
Mattel, Inc. 6.20%, 10/1/2040	217,000	177
Marine 0.1%
Navios Maritime Holdings, Inc. (Greece) 11.25%, 8/15/2022(i)	303,000	264
Oil, Gas & Consumable Fuels 0.3%
Denbury Resources, Inc. 9.00%, 5/15/2021(i)	144,000	150
3/31/2022(i) 9.25%,	412,000	430
Jones Energy Holdings LLC
3/15/2023(i) 9.25%,	118,000	118
Investments	Principal Amount	Value (000)
Midstates Petroleum Co., Inc. Escrow 10.00%, 6/1/2020(c)(d)(f)(o)	$1,848,000	$—
		698
Total Corporate Bonds (Cost $7,915)		7,693
Collateralized Mortgage Obligations 2.6%
Alternative Loan Trust Series 2005-21CB, Class A17, 6.00%, 6/25/2035	928,124	890
Chase Mortgage Finance Trust Series 2007-A2, Class 3A2, 4.15%, 7/25/2037(f)(k)	234,665	234
Citicorp Mortgage Securities Trust Series 2006-3, Class 1A10, 6.25%, 6/25/2036	1,345,740	1,382
FNMA Series 2016-C05, Class 2M2, (ICE LIBOR USD 1 Month + 4.45%, 4.45% Floor), 6.73%, 1/25/2029(j)	1,000,000	1,111
Class 1M2, (ICE LIBOR USD 1 Month + 2.15%, 2.15% Floor), 4.43%, 10/25/2030(j) Series 2018-C03,	1,000,000	998
MASTR Alternative Loan Trust Series 2004-10, Class 4A1, 6.00%, 9/25/2019	30,862	31
STACR Trust Series 2018-HRP1, Class M2, (ICE LIBOR USD 1 Month + 1.65%), 3.93%, 4/25/2043(i)(j)	959,523	965
Investments	Principal Amount	Value (000)
WaMu Mortgage Pass-Through Certificates Trust Series 2004-S1, Class 1A11, 5.50%, 3/25/2034	$81,507	$81
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2005-1, Class 1A1, 5.50%, 3/25/2035	370,783	363
Wells Fargo Mortgage Backed Securities Trust Series 2007-14, Class 1A1, 6.00%, 10/25/2037	369,625	363
Total Collateralized Mortgage Obligations (Cost $6,429)		6,418
	Shares
Master Limited Partnerships 2.2%
Capital Markets 0.2%
Blackstone Group LP (The)	13,795	446
Energy Equipment & Services 0.1%
USA Compression Partners LP	28,140	412
Oil, Gas & Consumable Fuels 1.9%
American Midstream Partners LP(a)	650	4
Crestwood Equity Partners LP	16,959	572
DCP Midstream LP	8,442	304
Enable Midstream Partners LP	2,408	36
Energy Transfer LP	77,838	1,210
Enterprise Products Partners LP	34,374	922
Magellan Midstream Partners LP	7,032	434
MPLX LP	4,705	158
Noble Midstream Partners LP	11,144	380
Oasis Midstream Partners LP	13,685	301
Spectra Energy Partners LP	845	29

See Notes to Consolidated Financial Statements

15

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Shares	Value (000)
Western Gas Equity Partners LP	2,035	$58
Western Gas Partners LP	6,525	258
		4,666
Total Master Limited Partnerships (Cost $5,852)		5,524
	Principal Amount
Convertible Bonds 1.3%
Diversified Telecommunication Services 0.4%
Inmarsat plc (United Kingdom) 3.88%, 9/9/2023(e)	$800,000	891
Intelsat SA 4.50%, 6/15/2025(i)	56,000	94
		985
Interactive Media & Services 0.3%
Twitter, Inc. 0.25%, 9/15/2019	743,000	718
Media 0.5%
DISH Network Corp. 3.38%, 8/15/2026	1,554,000	1,385
Wireless Telecommunication Services 0.1%
Gogo, Inc. 3.75%, 3/1/2020	239,000	224
Total Convertible Bonds (Cost $3,612)		3,312
	Shares
Closed End Funds 0.3%
Internet & Direct Marketing Retail 0.3%
Altaba, Inc.*(a) (Cost $428)	11,600	697
	Principal Amount
U.S. Treasury Obligations 0.1%
U.S. Treasury Bonds 3.00%, 2/15/2047 (Cost $193)	$185,000	172
Investments	No. of Rights	Value (000)
Rights 0.0%(b)
Biotechnology 0.0%(b)
Ambit Biosciences Corp. (Daiichi Sankyo Co. Ltd.), CVR*(c)(d)(f)	70,000	$42
Tobira Therapeutics, Inc., CVR*(c)(d)(f)	6,900	1
		43
Food Products 0.0%(b)
Schuman, Inc., CVR*(c)(d)(f)	9,200	18
Health Care Providers & Services 0.0%(b)
Community Health Systems, Inc., CVR*(a)	19,082	—	(g)
Media 0.0%
Media General, Inc., CVR*(c)(d)(f)	76,116	—
Pharmaceuticals 0.0%
Omthera Pharmaceuticals, Inc. (AstraZeneca plc), CVR (United Kingdom)*(c)(d)(f)	100	—
Total Rights (Cost $24)		61
	Shares
Preferred Stocks 0.0%(b)
Media 0.0%(b)
GCI Liberty, Inc., Series A, 7.00%, 3/10/2039(a)(q) (Cost $36)	1,860	46
	No. of Warrants
Warrants 0.0%(b)
Capital Markets 0.0%(b)
J2 Acquisition Ltd., expiring 9/7/2027*	9,800	4
Matlin and Partners Acquisition Corp., expiring 5/28/2021*	21,837	13
Mudrick Capital Acquisition Corp., expiring 3/12/2019*	17,596	11
Investments	No. of Warrants	Value (000)
Nebula Acquisition Corp., expiring 1/12/2023*	2,366	$2
Trinity Merger Corp., expiring 5/31/2023*(a)	10,800	5
VectoIQ Acquisition Corp., expiring 6/11/2023*(a)	6,400	4
		39
Thrifts & Mortgage Finance 0.0%(b)
Ditech Holding Corp., expiring 2/9/2028*	3,869	— (g)
Total Warrants (Cost $5)		39
	Shares
Short-Term Investments 29.7%
Investment Companies 29.7%
Dreyfus Treasury Securities Cash Management Institutional Class, 2.02%(h)(r)	458,227	458
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio Institutional Class, 2.01%(h)(r)	72,727,667	72,728
Total Investment Companies (Cost $73,186)		73,186
Total Options Purchased 0.1%(s) (Cost $178)		142
Total Long Positions (Cost $234,851)		233,432
Short Positions (10.0)%(t)
Common Stocks (7.9)%
Aerospace & Defense (0.2)%
United Technologies Corp.	(3,601)	(447)
Airlines (0.4)%
Allegiant Travel Co.	(4,737)	(541)
Exchange Income Corp. (Canada)	(20,195)	(463)
		(1,004)

See Notes to Consolidated Financial Statements

16

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Shares	Value (000)
Automobiles (0.1)%
Tesla, Inc.*	(940)	$(317)
Banks (1.4)%
Banco Bilbao Vizcaya Argentaria SA (Spain)	(82,760)	(458)
Canadian Imperial Bank of Commerce (Canada)	(3,570)	(308)
First Merchants Corp.	(1,184)	(49)
Laurentian Bank of Canada (Canada)	(11,240)	(355)
Lloyds Banking Group plc (United Kingdom)	(506,900)	(371)
Royal Bank of Canada (Canada)	(3,605)	(263)
Royal Bank of Scotland Group plc (United Kingdom)	(106,500)	(322)
Societe Generale SA (France)	(7,065)	(260)
Svenska Handelsbanken AB, Class A (Sweden)	(23,005)	(250)
UniCredit SpA (Italy)	(33,170)	(425)
Wells Fargo & Co.	(4,834)	(257)
		(3,318)
Biotechnology (0.1)%
AbbVie, Inc.	(3,904)	(304)
Building Products (0.1)%
Fortune Brands Home & Security, Inc.	(3,170)	(142)
Chemicals (0.2)%
Valvoline, Inc.	(19,756)	(394)
Commercial Services & Supplies (0.1)%
Stericycle, Inc.*	(7,161)	(358)
Communications Equipment (0.0)%(b)
Lumentum Holdings, Inc.*	(686)	(38)
Construction & Engineering (0.4)%
Badger Daylighting Ltd. (Canada)	(44,210)	(893)
Containers & Packaging (0.2)%
Avery Dennison	(2,663)	(241)
Corp.
Packaging Corp. of America	(2,872)	(264)
		(505)
Investments	Shares	Value (000)
Diversified Consumer Services (0.3)%
Adtalem Global Education, Inc.*	(7,012)	$(355)
Sotheby's*	(7,430)	(312)
		(667)
Diversified Telecommunication Services (0.1)%
Inmarsat plc (United Kingdom)	(26,787)	(156)
Electrical Equipment (0.2)%
Acuity Brands, Inc.	(3,865)	(486)
Energy Equipment & Services (0.2)%
Helmerich & Payne, Inc.	(955)	(60)
Keane Group, Inc.*	(6,558)	(82)
Patterson-UTI Energy, Inc.	(2,429)	(40)
ProPetro Holding Corp.*	(7,326)	(129)
RPC, Inc.	(6,617)	(99)
Superior Energy Services, Inc.*	(4,862)	(38)
Transocean Ltd.*	(4,200)	(46)
		(494)
Equity Real Estate Investment Trusts (REITs) (0.4)%
AvalonBay Communities, Inc.	(2,260)	(396)
Pebblebrook Hotel Trust	(3,413)	(115)
Simon Property Group, Inc.	(2,490)	(457)
		(968)
Health Care Providers & Services (0.4)%
Cigna Corp.	(2,409)	(515)
CVS Health Corp.	(5,716)	(414)
		(929)
Hotels, Restaurants & Leisure (0.1)%
Papa John's International, Inc.	(5,563)	(303)
Household Durables (0.0)%(b)
Lennar Corp., Class A	(1,431)	(62)
Industrial Conglomerates (0.2)%
General Electric Co.	(42,463)	(429)
Insurance (0.1)%
Trupanion, Inc.*	(11,517)	(291)
Interactive Media & Services (0.2)%
Zillow Group, Inc., Class C*	(13,679)	(551)
Investments	Shares	Value (000)
Internet & Direct Marketing Retail (0.2)%
Alibaba Group Holding Ltd., ADR (China)*	(3,596)	$(512)
IT Services (0.3)%
Alliance Data Systems Corp.	(2,000)	(413)
Western Union Co. (The)	(23,457)	(423)
		(836)
Leisure Products (0.1)%
Mattel, Inc.*	(24,769)	(336)
Machinery (0.1)%
Illinois Tool Works, Inc.	(2,008)	(256)
Media (0.6)%
Discovery, Inc., Class A*	(1,282)	(41)
EW Scripps Co. (The), Class A	(25,198)	(424)
New Media Investment Group, Inc.	(25,353)	(356)
Omnicom Group, Inc.	(7,463)	(555)
		(1,376)
Oil, Gas & Consumable Fuels (0.1)%
Concho Resources, Inc.*	(1,137)	(158)
Personal Products (0.1)%
Estee Lauder Cos., Inc. (The), Class A	(2,084)	(286)
Real Estate Management & Development (0.1)%
Realogy Holdings Corp.	(13,200)	(252)
Semiconductors & Semiconductor Equipment (0.1)%
KLA-Tencor Corp.	(2,050)	(188)
Software (0.3)%
Ellie Mae, Inc.*	(5,030)	(333)
Micro Focus International plc (United Kingdom)	(555)	(9)
Oracle Corp.	(6,896)	(337)
VMware, Inc., Class A*	(366)	(52)
		(731)
Specialty Retail (0.1)%
Sally Beauty Holdings, Inc.*	(12,328)	(219)
Signet Jewelers Ltd.	(2,117)	(119)
		(338)

See Notes to Consolidated Financial Statements

17

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Shares	Value (000)
Textiles, Apparel & Luxury Goods (0.1)%
Under Armour, Inc., Class C*	(13,353)	$(265)
Thrifts & Mortgage Finance (0.3)%
Genworth MI Canada, Inc. (Canada)	(12,300)	(404)
Home Capital Group, Inc. (Canada)*	(33,455)	(331)
		(735)
Total Common Stocks (Proceeds $(21,062))		(19,325)
Exchange Traded Funds (1.3)%
Alerian MLP ETF	(145,155)	(1,425)
iShares Russell 2000 ETF	(6,150)	(923)
SPDR S&P Oil & Gas Equipment & Services ETF	(8,678)	(118)
SPDR S&P Oil & Gas Exploration & Production ETF	(15,856)	(572)
VanEck Vectors Oil Services ETF	(1,914)	(39)
Total Exchange Traded Funds (Proceeds $(3,266))		(3,077)
Investments	Principal Amount	Value (000)
Corporate Bonds (0.8)%
Diversified Telecommunication Services (0.2)%
Frontier Communications Corp. 10.50%, 9/15/2022	$(433,000)	$(365)
Equity Real Estate Investment Trusts (REITs) (0.2)%
CBL & Associates LP
5.25%, 12/1/2023	(222,000)	(188)
5.95%, 12/15/2026	(294,000)	(246)
		(434)
Food Products (0.0)%(b)
Campbell Soup Co. 3.80%, 8/2/2042	(97,000)	(72)
Health Care Providers & Services (0.1)%
Community Health Systems, Inc. 5.13%, 8/1/2021	(351,000)	(336)
Media (0.1)%
AMC Networks,	(326,000)	(305)
Inc. 4.75%, 8/1/2025
Multiline Retail (0.1)%
Macy's Retail Holdings, Inc. 4.50%, 12/15/2034	(406,000)	(325)
Investments	Principal Amount	Value (000)
Oil, Gas & Consumable Fuels (0.0)%(b)
SM Energy Co. 6.75%, 9/15/2026	$(115,000)	$(117)
Specialty Retail (0.1)%
L Brands, Inc. 6.88%, 11/1/2035	(162,000)	(139)
Total Corporate Bonds (Proceeds $(2,167))		(2,093)
	Shares
Master Limited Partnerships (0.0)%(b)
Oil, Gas & Consumable Fuels (0.0)%(b)
EQGP Holdings LP	(2,595)	(41)
EQM Midstream Partners LP	(649)	(30)
Genesis Energy LP	(1,296)	(28)
Total Master Limited Partnerships (Proceeds $(105))		(99)
Total Short Positions (Proceeds $(26,600))		(24,594)
Total Investments 84.8% (Cost $208,251)		208,838
Other Assets Less Liabilities 15.2%(u)		37,310
Net Assets 100.0%		$246,148

*  Non-income producing security.

(a)  All or a portion of this security is pledged with the custodian for securities sold short and/or options written.

(b)  Represents less than 0.05% of net assets.

(c)  Illiquid security.

(d)  Value determined using significant unobservable inputs.

(e)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. At October 31, 2018, the total value of these securities amounted to approximately $3,933,000, which represents 1.6% of net assets of the Fund.

(f)  Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2018 amounted to approximately $316,000, which represents 0.1% of net assets of the Fund.

(g)  Amount less than one thousand.

(h)  All or a portion of this security is segregated in connection with obligations for futures, swaps, options written, and/or forward foreign currency contracts with a total value of approximately $77,347,000.

See Notes to Consolidated Financial Statements

18

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

(i)  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to approximately $37,729,000 of long positions, which represents 15.3% of net assets of the Fund. Securities denoted with "(i)" but without "(c)" have been deemed by the investment manager to be liquid.

(j)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2018 and changes periodically.

(k)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2018.

(l)  Step bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2018.

(m)  All or a portion of this security was purchased on a delayed delivery basis.

(n)  All or a portion of this security had not settled as of October 31, 2018 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(o)  Defaulted security.

(p)  Payment in-kind security.

(q)  Perpetual security. The rate reflected was the rate in effect on October 31, 2018. The maturity date reflects the next call date.

(r)  Represents 7-day effective yield as of October 31, 2018.

(s)  See "Purchased option contracts" under Derivative Instruments.

(t)  At October 31, 2018, the Fund had approximately $25,627,000 deposited in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

(u)  Includes the impact of the Fund's open positions in derivatives at October 31, 2018.

Abbreviations

ADR  American Depositary Receipt

CLO  Collateralized Loan Obligations

CVR  Contingent Value Rights

ETF  Exchange Traded Fund

FNMA  Federal National Mortgage Association

GDR  Global Depositary Receipt

ICE  Intercontinental Exchange

LIBOR  London Interbank Offered Rate

PJSC  Public Joint Stock Company

SA  Société Anonyme

SpA  Società per Azioni

SPDR  Standard & Poor's Depositary Receipt

USD  United States Dollar

See Notes to Consolidated Financial Statements

19

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2018, open positions in futures for the Fund were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long Contracts
Brent Crude Oil	5	11/2018	$375,200	$(14,296)
Natural Gas	10	11/2018	326,100	4,120
NY Harbor ULSD	8	11/2018	756,470	(15,581)
WTI Crude Oil	2	11/2018	130,620	(3,264)
Australia 10 Year Bond	15	12/2018	1,374,654	3,111
Australia 3 Year Bond	61	12/2018	4,813,727	9,777
Brent Crude Oil	3	12/2018	225,180	(20,844)
CBOE Volatility Index	8	12/2018	158,200	(5,658)
Coffee 'C'	1	12/2018	42,263	(3,828)
Euro-Bobl	48	12/2018	7,146,024	11,168
Euro-Bund	4	12/2018	726,074	6,978
Euro-Bund	26	12/2018	4,719,480	15,643
Euro-Buxl	8	12/2018	1,602,926	13,765
Euro-OAT	2	12/2018	344,235	2,887
Euro-OAT	21	12/2018	3,614,467	8,679
Euro-Schatz	129	12/2018	16,360,873	5,364
Foreign Exchange JPY/USD	21	12/2018	2,329,819	(44,241)
Foreign Exchange USD/NOK	2	12/2018	199,692	1,965
Foreign Exchange USD/SEK	1	12/2018	99,732	1,518
Live Cattle	2	12/2018	93,560	(1,045)
Long Gilt	3	12/2018	469,393	2,398
Long Gilt	17	12/2018	2,659,896	2,746
Low Sulphur Gasoil	15	12/2018	1,048,500	(8,619)
Milling Wheat No. 2	7	12/2018	78,691	(1,079)
Palladium	4	12/2018	427,400	12,486
Brent Crude Oil	3	1/2019	225,270	(3,364)
Rapeseed	1	1/2019	21,280	(144)
Robusta Coffee	4	1/2019	67,000	(3,194)
Sugar No. 11	5	2/2019	73,864	(3,620)
3 Month Sterling	77	6/2019	12,178,418	(2,029)
3 Month Euro Euribor	68	9/2019	19,298,372	2,505
3 Month Sterling	67	9/2019	10,589,312	(4,393)
3 Month Euro Euribor	55	3/2020	15,584,060	2,340
3 Month Sterling	61	3/2020	9,629,320	(4,762)
3 Month Sterling	71	9/2020	11,196,553	(5,538)
3 Month Euro Euribor	50	3/2021	14,115,650	3,357
3 Month Sterling	47	3/2021	7,405,044	(1,670)
Total Long Contracts			$150,507,319	$(36,362)
See Notes to Consolidated Financial Statements

20

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short Contracts
CAC 40 10 Euro Index	(2)	11/2018	$(115,304)	$(1,200)
HSCEI	(3)	11/2018	(193,823)	877
MSCI Singapore Index	(3)	11/2018	(74,288)	(73)
MSCI Taiwan Index	(1)	11/2018	(36,490)	139
OMXS30 Index	(4)	11/2018	(66,964)	(1,084)
RBOB Gasoline	(3)	11/2018	(220,676)	8,197
SGX FTSE China A50 Index	(8)	11/2018	(89,380)	745
SGX NIFTY 50 Index	(4)	11/2018	(83,096)	(221)
100 oz Gold	(8)	12/2018	(972,000)	5,414
Canada 10 Year Bond	(4)	12/2018	(401,534)	957
Canada 10 Year Bond	(4)	12/2018	(401,534)	(2,796)
Cocoa	(4)	12/2018	(89,360)	(1,191)
Copper	(9)	12/2018	(598,275)	22,520
Corn	(12)	12/2018	(217,950)	(1,980)
Cotton No. 2	(1)	12/2018	(38,430)	647
EURO STOXX 50 Index	(3)	12/2018	(108,531)	956
Euro-BTP	(6)	12/2018	(826,653)	(11,864)
Euro-BTP	(5)	12/2018	(688,878)	(5,003)
Foreign Exchange AUD/USD	(85)	12/2018	(6,015,450)	31,991
Foreign Exchange CAD/USD	(2)	12/2018	(151,990)	275
Foreign Exchange EUR/USD	(205)	12/2018	(29,098,468)	791,597
Foreign Exchange GBP/USD	(2)	12/2018	(159,950)	3,595
Foreign Exchange MXN/USD	(5)	12/2018	(122,300)	5,637
Foreign Exchange NZD/USD	(2)	12/2018	(130,460)	15
Foreign Exchange ZAR/USD	(14)	12/2018	(472,500)	(18,411)
FTSE 100 Index	(1)	12/2018	(90,893)	(854)
FTSE/JSE Top 40 Index	(2)	12/2018	(62,895)	4,520
Japan 10 Year Bond	(20)	12/2018	(26,699,161)	(87,764)
KC HRW Wheat	(4)	12/2018	(98,650)	4,071
MSCI Emerging Markets E-Mini Index	(2)	12/2018	(95,670)	8,168
Nikkei 225 Mini Index	(4)	12/2018	(77,565)	(1,807)
Russell 2000 E-Mini Index	(1)	12/2018	(75,595)	733
S&P 500 E-Mini Index	(24)	12/2018	(3,253,320)	179,553
Silver	(14)	12/2018	(999,740)	16,932
Soybean Meal	(7)	12/2018	(214,480)	333
Soybean Oil	(21)	12/2018	(353,052)	4,431
U.S. Treasury 10 Year Note	(20)	12/2018	(2,368,750)	(7,682)
U.S. Treasury 10 Year Note	(9)	12/2018	(1,065,938)	(2,408)
U.S. Treasury 2 Year Note	(31)	12/2018	(6,530,344)	(1,922)
U.S. Treasury 5 Year Note	(29)	12/2018	(3,259,102)	(7,815)
U.S. Treasury Long Bond	(10)	12/2018	(1,381,250)	9,987
U.S. Treasury Ultra Bond	(6)	12/2018	(895,313)	32,213

See Notes to Consolidated Financial Statements

21

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Wheat	(5)	12/2018	$(125,125)	$1,938
Canola	(15)	1/2019	(110,752)	2,712
Platinum	(7)	1/2019	(295,050)	(3,992)
Soybean	(5)	1/2019	(212,938)	1,970
3 Month Canadian Bankers Acceptance	(45)	6/2019	(8,316,258)	9,587
3 Month Canadian Bankers Acceptance	(37)	9/2019	(6,831,137)	6,110
3 Month Eurodollar	(59)	3/2020	(14,275,787)	(6,442)
3 Month Eurodollar	(33)	9/2020	(7,986,000)	(5,696)
3 Month Eurodollar	(26)	3/2021	(6,292,975)	(4,571)
3 Month Eurodollar	(22)	3/2022	(5,325,925)	(2,814)
Total Short Contracts			$(138,667,949)	$979,230
Total Futures				$942,868

For the year ended October 31, 2018, the average notional value of futures for the Fund was $60,147,001 for long positions and $(125,492,718) for short positions. The Fund had $2,064,918 deposited in segregated accounts to cover margin requirements on open futures.

Forward foreign currency contracts ("forward contracts")

At October 31, 2018, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	944,471	CHF	930,581	JPMorgan Chase Bank, NA	11/16/2018	$19,343
USD	4,959,537	EUR	4,276,104	JPMorgan Chase Bank, NA	11/16/2018	110,888
USD	3,582,593	GBP	2,709,902	JPMorgan Chase Bank, NA	11/16/2018	116,700
USD	2,050,941	HKD	16,063,560	JPMorgan Chase Bank, NA	11/16/2018	1,426
AUD	440,000	JPY	34,872,391	Societe Generale	12/19/2018	1,399
AUD	260,000	USD	184,059	Societe Generale	12/19/2018	155
BRL**	10,070,000	USD	2,495,905	Societe Generale	12/19/2018	198,458
CHF	50,000	USD	49,867	Societe Generale	12/19/2018	23
CLP**	66,900,000	USD	95,697	Societe Generale	12/19/2018	493
EUR	4,303,327	PLN	18,620,000	Societe Generale	12/19/2018	36,059
EUR	110,000	USD	124,973	Societe Generale	12/19/2018	158
GBP	100,000	USD	127,840	Societe Generale	12/19/2018	297
HUF	10,280,000	USD	36,000	Societe Generale	12/19/2018	12
INR**	32,030,000	USD	427,254	Societe Generale	12/19/2018	2,618
JPY	302,383,773	AUD	3,770,000	Societe Generale	12/19/2018	19,974
JPY	172,470,000	USD	1,526,375	Societe Generale	12/19/2018	8,533
KRW**	13,150,000	USD	11,521	Societe Generale	12/19/2018	16
NOK	90,000	USD	10,685	Societe Generale	12/19/2018	15
NZD	220,000	USD	142,737	Societe Generale	12/19/2018	897
PHP**	66,400,000	USD	1,224,444	Societe Generale	12/19/2018	16,330
SEK	1,120,000	USD	122,556	Societe Generale	12/19/2018	403
SGD	30,000	USD	21,669	Societe Generale	12/19/2018	11
THB	400,000	USD	12,010	Societe Generale	12/19/2018	75

See Notes to Consolidated Financial Statements

22

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Currency Purchased		Currency Sold			Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
TRY	3,165,634	EUR		440,000	Societe Generale	12/19/2018	$49,478
TRY	2,050,000	USD		329,189	Societe Generale	12/19/2018	26,983
TRY	1,280,000	ZAR		3,031,440	Societe Generale	12/19/2018	18,118
USD	6,849,633	AUD		9,600,000	Societe Generale	12/19/2018	47,848
USD	37,612	BRL	**	140,000	Societe Generale	12/19/2018	153
USD	6,781,692	CAD		8,830,000	Societe Generale	12/19/2018	67,509
USD	4,570,098	CHF		4,460,000	Societe Generale	12/19/2018	119,911
USD	2,226,900	CLP	**	1,530,520,000	Societe Generale	12/19/2018	26,298
USD	13,715,901	EUR		11,770,000	Societe Generale	12/19/2018	326,830
USD	7,332,730	GBP		5,620,000	Societe Generale	12/19/2018	131,502
USD	1,936,930	HUF		540,110,000	Societe Generale	12/19/2018	44,866
USD	2,669,726	ILS		9,600,000	Societe Generale	12/19/2018	79,226
USD	4,719,798	INR	**	347,200,000	Societe Generale	12/19/2018	60,082
USD	8,998,988	JPY		1,000,580,000	Societe Generale	12/19/2018	94,261
USD	4,523,680	KRW	**	5,099,560,000	Societe Generale	12/19/2018	49,565
USD	3,172,890	MXN		61,270,000	Societe Generale	12/19/2018	180,604
USD	5,108,737	NOK		42,230,000	Societe Generale	12/19/2018	87,852
USD	697,319	NZD		1,060,000	Societe Generale	12/19/2018	5,261
USD	4,355,245	PLN		16,220,000	Societe Generale	12/19/2018	122,331
USD	3,451,025	SEK		30,980,000	Societe Generale	12/19/2018	49,887
USD	12,490,405	SGD		17,160,000	Societe Generale	12/19/2018	89,525
USD	1,847,039	THB		60,440,000	Societe Generale	12/19/2018	21,016
USD	328,211	ZAR		4,800,000	Societe Generale	12/19/2018	4,770
ZAR	580,000	USD		38,963	Societe Generale	12/19/2018	119
USD	894,540	CAD		1,169,000	JPMorgan Chase Bank, NA	12/20/2018	5,627
USD	915,340	EUR		785,000	JPMorgan Chase Bank, NA	12/20/2018	22,254
USD	184,564	GBP		140,000	JPMorgan Chase Bank, NA	12/20/2018	5,162
USD	280,278	SEK		2,444,000	JPMorgan Chase Bank, NA	12/20/2018	11,929
USD	388,999	CAD		504,400	JPMorgan Chase Bank, NA	12/28/2018	5,365
USD	31,434	JPY		3,526,300	JPMorgan Chase Bank, NA	12/28/2018	18
USD	645,713	SEK		5,641,600	JPMorgan Chase Bank, NA	12/28/2018	25,634
Total unrealized appreciation							$2,314,267
Currency Purchased		Currency Sold			Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
EUR	800,000	USD		919,381	JPMorgan Chase Bank, NA	11/16/2018	$(12,266)
GBP	500,000	USD		651,396	JPMorgan Chase Bank, NA	11/16/2018	(11,909)
HKD	4,100,000	USD		523,229	JPMorgan Chase Bank, NA	11/16/2018	(119)
USD	10,792	TRY		65,815	JPMorgan Chase Bank, NA	11/16/2018	(880)
AUD	7,850,000	JPY		632,322,738	Societe Generale	12/19/2018	(65,531)
AUD	5,620,000	USD		4,046,299	Societe Generale	12/19/2018	(64,425)
BRL**	1,480,000	USD		398,877	Societe Generale	12/19/2018	(2,885)
CAD	6,640,000	USD		5,131,983	Societe Generale	12/19/2018	(83,040)
CHF	2,240,000	USD		2,322,878	Societe Generale	12/19/2018	(87,809)
CLP**	773,010,000	USD		1,165,315	Societe Generale	12/19/2018	(53,870)

See Notes to Consolidated Financial Statements

23

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Currency Purchased		Currency Sold			Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
EUR	480,000	TRY		3,731,413	Societe Generale	12/19/2018	$(102,275)
EUR	6,570,000	USD		7,707,367	Societe Generale	12/19/2018	(233,603)
GBP	3,270,000	USD		4,306,753	Societe Generale	12/19/2018	(116,715)
HUF	201,860,000	USD		731,006	Societe Generale	12/19/2018	(23,871)
ILS	4,650,000	USD		1,301,247	Societe Generale	12/19/2018	(46,473)
INR**	166,660,000	USD		2,262,318	Societe Generale	12/19/2018	(25,605)
JPY	533,381,756	AUD		6,750,000	Societe Generale	12/19/2018	(35,633)
JPY	671,500,000	USD		6,018,349	Societe Generale	12/19/2018	(42,284)
KRW**	3,233,560,000	USD		2,893,608	Societe Generale	12/19/2018	(56,632)
MXN	60,170,000	USD		3,145,139	Societe Generale	12/19/2018	(206,572)
NOK	25,970,000	USD		3,185,081	Societe Generale	12/19/2018	(97,408)
NZD	2,650,000	USD		1,755,014	Societe Generale	12/19/2018	(24,868)
PHP**	21,150,000	USD		395,852	Societe Generale	12/19/2018	(635)
PLN	13,720,000	EUR		3,182,648	Societe Generale	12/19/2018	(39,962)
PLN	8,520,000	USD		2,311,335	Societe Generale	12/19/2018	(87,882)
SEK	14,390,000	USD		1,636,889	Societe Generale	12/19/2018	(57,083)
SGD	8,720,000	USD		6,372,631	Societe Generale	12/19/2018	(71,016)
THB	52,600,000	USD		1,621,738	Societe Generale	12/19/2018	(32,582)
TRY	258,591	EUR		40,000	Societe Generale	12/19/2018	(575)
TRY	210,000	USD		36,965	Societe Generale	12/19/2018	(480)
TRY	800,000	ZAR		2,083,578	Societe Generale	12/19/2018	(1,406)
USD	487,859	AUD		690,000	Societe Generale	12/19/2018	(1,020)
USD	2,306,124	BRL	**	9,560,000	Societe Generale	12/19/2018	(251,781)
USD	35,527	CLP	**	24,760,000	Societe Generale	12/19/2018	(73)
USD	38,333	GBP		30,000	Societe Generale	12/19/2018	(107)
USD	295,362	INR	**	22,040,000	Societe Generale	12/19/2018	(434)
USD	1,173,173	JPY		132,109,998	Societe Generale	12/19/2018	(2,549)
USD	109,742	KRW	**	125,310,000	Societe Generale	12/19/2018	(199)
USD	9,508	NOK		80,000	Societe Generale	12/19/2018	(4)
USD	3,219,899	NZD		4,940,000	Societe Generale	12/19/2018	(5,351)
USD	2,595,961	PHP	**	141,510,000	Societe Generale	12/19/2018	(48,346)
USD	38,377	SEK		350,000	Societe Generale	12/19/2018	(48)
USD	458,207	THB		15,240,000	Societe Generale	12/19/2018	(2,226)
USD	447,817	TRY		2,930,000	Societe Generale	12/19/2018	(61,247)
USD	862,748	ZAR		13,120,000	Societe Generale	12/19/2018	(21,325)
ZAR	5,382,124	TRY		2,430,000	Societe Generale	12/19/2018	(59,526)
ZAR	7,950,000	USD		552,443	Societe Generale	12/19/2018	(16,741)
CAD	5,097,000	USD		3,917,433	JPMorgan Chase Bank, NA	12/20/2018	(41,652)
EUR	1,546,000	USD		1,819,320	JPMorgan Chase Bank, NA	12/20/2018	(60,453)
GBP	674,000	USD		881,348	JPMorgan Chase Bank, NA	12/20/2018	(17,656)
SEK	5,000,000	USD		565,196	JPMorgan Chase Bank, NA	12/20/2018	(16,201)
CAD	143,523	USD		109,397	JPMorgan Chase Bank, NA	12/28/2018	(237)
SEK	5,641,600	USD		628,586	JPMorgan Chase Bank, NA	12/28/2018	(8,506)
Total unrealized depreciation							$(2,301,976)
Net unrealized appreciation							$12,291

See Notes to Consolidated Financial Statements

24

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

**  Non-deliverable forward.

For the year ended October 31, 2018, the average notional value of forward contracts for the Fund was $4,563,289. The Fund had cash collateral of $53,804 and $2,262,826 deposited in a segregated account for JPMorgan Chase Bank, NA and Societe Generale, respectively, to cover collateral requirements on forward contracts.

Credit default swap contracts ("credit default swaps")

At October 31, 2018, the Fund had outstanding credit default swap contracts as follows:

Over the counter Credit Default Swaps—Buy Protection

Reference Entity	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Maturity Date	Notional Amount	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Assured Guaranty Municipal Corp., debt obligations	5.00%	quarterly	JPMorgan Chase Bank, NA	12/20/2021	$2,000,000	$(186,202)	$(87,871)	$(11,666)	$(285,739)
Gap, Inc. (The), 5.95%, 04/12/2021	1.00	quarterly	JPMorgan Chase Bank, NA	12/20/2021	1,000,000	72,522	(83,379)	(1,167)	(12,024)
Hertz Corp. (The), 5.88%, 10/15/2020	5.00	quarterly	JPMorgan Chase Bank, NA	12/20/2020	1,000,000	—	(18,111)	(5,833)	(23,944)
International Lease Finance Corp., 8.25%, 12/15/2020	5.00	quarterly	JPMorgan Chase Bank, NA	12/20/2021	1,000,000	(93,195)	(39,629)	(5,833)	(138,657)
Kohl's Corp., 4.00%, 11/01/2021	1.00	quarterly	JPMorgan Chase Bank, NA	12/20/2021	1,000,000	39,994	(55,467)	(1,167)	(16,640)
Macy's, Inc., 3.45%, 01/15/2021	1.00	quarterly	JPMorgan Chase Bank, NA	12/20/2022	1,000,000	86,265	(81,672)	(1,167)	3,426
Nordstrom, Inc., 6.95%, 03/15/2028	1.00	quarterly	JPMorgan Chase Bank, NA	12/20/2021	1,000,000	17,316	(32,196)	(1,167)	(16,047)
Staples, Inc., 2.75%, 9/15/25	1.00	quarterly	JPMorgan Chase Bank, NA	12/20/2021	2,000,000	80,733	41,984	(2,333)	120,384
Total credit default swaps						$17,433	$(356,341)	$(30,333)	$(369,241)

For the year ended October 31, 2018, the average notional value of credit default swaps for the Fund was $11,153,846 for buy protection.

See Notes to Consolidated Financial Statements

25

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Currency Abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

EUR  Euro

GBP  Pound Sterling

HKD  Hong Kong Dollar

HUF  Hungarian Forint

ILS  Israeli New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Poland Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thailand Baht

TRY  Turkish Lira

USD  United States Dollar

ZAR  South African Rand

Equity swap contracts ("equity swaps")

At October 31, 2018, the Fund had outstanding equity swaps* as follows:

Counterparty	Description	Maturity Dates	Absolute Notional Value	Net Unrealized Appreciation/ (Depreciation)	Financing Costs and Other Receivables/ (Payables)	Value
JPMorgan Chase Bank, NA	The Fund receives the total return on a portfolio of long positions and pays a floating rate plus or minus a specified spread. The Fund pays the total return on a portfolio of short positions and receives a floating rate plus or minus a specified spread. The specified spreads range from –3.05% to 0.75%. The payments/receipts, based on the specified benchmark floating rates (see table below), may be denominated in various foreign currencies based on the local currencies of the positions within the swaps. Payments/receipts, if any, will be made at maturity.	11/7/2018- 11/1/2019	$27,862,361	$(290,559)	$22,017	$(268,542)

*  The following table represents required component disclosures associated with the equity swaps as of October 31, 2018.

Reference Entity	Shares	Notional Amount(a)	Net Unrealized Appreciation/ (Depreciation)
Long Positions
Australia
Investa Office Fund	2,300	$9,040	$814
MYOB Group Ltd.	11,900	28,399	(791)
			23

See Notes to Consolidated Financial Statements

26

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Reference Entity	Shares	Notional Amount(a)	Net Unrealized Appreciation/ (Depreciation)
Germany
Innogy SE	1,250	$52,130	$234
Innogy SE	2,248	99,302	6,581
			6,815
Italy
Buzzi Unicem SpA	8,570	96,292	(5,962)
Luxottica Group SpA	1,500	94,327	6,889
			927
Netherlands
Gemalto NV	10,200	581,811	9,691
Portugal
EDP—Energias de Portugal SA	14,484	50,922	(374)
Spain
Obrascon Huarte Lain SA	2,425	2,774	(10,042)
United Kingdom
Jardine Lloyd Thompson Group plc	10,125	244,082	1,992
Ladbrokes Coral Group plc, CVR	22,680	725	820	(b)(c)(d)
Linde plc	462	75,798	11,719
NEX Group plc	10,600	153,916	20,118
Spire Healthcare Group plc	7,267	10,905	(11,593)
			23,056
United States
Associated Banc-Corp.	30,689	711,371	(54,847)
Broadcom, Inc.	1,435	320,708	(36,140)
Cott Corp.	43,130	648,675	(13,588)
CSX Corp.	13,760	947,514	160,793
DowDuPont, Inc.	2,000	107,840	(33,704)
DXC Technology Co.	28,285	2,059,997	(347,784)
EQT Corp.	14,035	476,769	(188,494)
Tiffany & Co.	1,655	184,201	22,348
United Technologies Corp.	6,070	753,955	(62,358)
Wells Fargo & Co.	23,701	1,261,604	(46,633)
Zayo Group Holdings, Inc.	19,045	569,065	(117,378)
Zimmer Biomet Holdings, Inc.	5,650	641,783	(18,885)
			(736,670)
Total Long Positions of Equity Swaps			$(706,574)

See Notes to Consolidated Financial Statements

27

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Reference Entity	Shares	Notional Amount(a)	Net Unrealized Appreciation/ (Depreciation)
Short Positions
Canada
Canadian Tire Corp. Ltd.	(2,700)	$(303,831)	$17,765
National Bank of Canada	(13,600)	(617,369)	47,234
			64,999
Denmark
Vestas Wind Systems A/S	(5,530)	(346,816)	17,703
France
EssilorLuxottica SA	(691)	(94,506)	(5,510)
Publicis Groupe SA	(4,634)	(268,943)	32,963
			27,453
Italy
Buzzi Unicem SpA	(3,361)	(64,621)	7,050
Japan
Takeda Pharmaceutical Co. Ltd.	(7,896)	(319,801)	8,605
Netherlands
Signify NV	(8,660)	(213,831)	36,373
Spain
Grifols SA	(4,248)	(121,202)	6,355
Siemens Gamesa Renewable Energy SA	(29,050)	(322,191)	93,297
			99,652
Sweden
Volvo AB	(26,515)	(396,371)	34,783
Switzerland
Garrett Motion, Inc.	(25,847)	(392,099)	49,466
Roche Holding AG	(3,136)	(763,177)	(30,037)
			19,429
United Kingdom
Linde plc	(462)	(76,447)	(5,654)
United States
Altria Group, Inc.	(9,839)	(639,929)	(68,933)
AutoNation, Inc.	(5,685)	(230,129)	(4,944)
Brunswick Corp.	(6,730)	(349,893)	61,160
Carter's, Inc.	(3,099)	(297,442)	28,930
CME Group, Inc.	(472)	(86,489)	(16,713)
Dollar General Corp.	(2,128)	(237,017)	(36,667)
Estee Lauder Cos., Inc. (The)	(4,690)	(644,594)	(22,277)
F5 Networks, Inc.	(1,855)	(325,144)	6,167
Fastenal Co.	(5,665)	(291,238)	8,948

See Notes to Consolidated Financial Statements

28

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Reference Entity	Shares	Notional Amount(a)	Net Unrealized Appreciation/ (Depreciation)
Flowers Foods, Inc.	(34,450)	$(665,230)	$22,249
Focus Financial Partners, Inc.	(3,865)	(147,643)	8,454
Fossil Group, Inc.	(9,990)	(216,883)	17,436
Fulton Financial Corp.	(27,080)	(433,551)	38,962
Hershey Co. (The)	(3,185)	(341,273)	(39,329)
Hillenbrand, Inc.	(5,020)	(240,458)	5,704
Home Depot, Inc. (The)	(2,825)	(496,861)	44,571
Hormel Foods Corp.	(9,190)	(401,052)	(84,395)
Ingredion, Inc.	(1,665)	(168,465)	(13,308)
Kohl's Corp.	(2,130)	(161,305)	(6,478)
Landstar System, Inc.	(2,005)	(200,680)	22,547
Lear Corp.	(3,635)	(483,092)	5,212
LyondellBasell Industries NV	(3,296)	(294,234)	58,176
Maxim Integrated Products, Inc.	(5,780)	(289,116)	35,740
Mercury Systems, Inc.	(5,880)	(275,537)	(29,293)
Nordson Corp.	(2,480)	(304,222)	9,806
Nuance Communications, Inc.	(18,610)	(323,628)	(6,874)
Omnicom Group, Inc.	(6,235)	(463,385)	12,677
PACCAR, Inc.	(7,376)	(421,981)	41,692
Realogy Holdings Corp.	(11,215)	(213,870)	50,262
Robert Half International, Inc.	(5,726)	(346,595)	31,056
Rockwell Automation, Inc.	(1,840)	(303,103)	8,477
Semtech Corp.	(3,281)	(147,448)	(170)
Silicon Laboratories, Inc.	(3,725)	(303,699)	(8,636)
Sleep Number Corp.	(8,705)	(316,601)	(30,327)
Tenneco, Inc.	(6,445)	(221,901)	20,033
Ulta Beauty, Inc.	(580)	(159,222)	224
UMB Financial Corp.	(7,080)	(452,058)	17,086
Urban Outfitters, Inc.	(7,910)	(312,129)	(5,191)
VF Corp.	(5,085)	(421,445)	(18,200)
Walgreens Boots Alliance, Inc.	(4,205)	(335,433)	(54,047)
WR Berkley Corp.	(5,445)	(413,276)	(4,165)
			105,622
Total Short Positions of Equity Swaps			$416,015
Total Long and Short Positions of Equity Swaps with JPMorgan Chase Bank, NA			$(290,559)

See Notes to Consolidated Financial Statements

29

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Counterparty	Description	Maturity Dates	Absolute Notional Value	Net Unrealized Appreciation/ (Depreciation)	Financing Costs and Other Receivables/ (Payables)	Value
Morgan Stanley Capital Services LLC	The Fund receives the total return on a portfolio of long positions and pays a floating rate plus or minus a specified spread. The Fund pays the total return on a portfolio of short positions and receives a floating rate plus or minus a specified spread. The specified spreads range from –1.88% to 1.40%. The payments/receipts, based on the specified benchmark floating rates (see table below), may be denominated in various foreign currencies based on the local currencies of the positions within the swaps. Payments/receipts, if any, will be made at maturity.	12/6/2018- 12/3/2019	$13,448,483	$(813,275)	$(99,194)	$(912,469)

*  The following table represents required component disclosures associated with the equity swaps as of October 31, 2018.

Reference Entity	Shares	Notional Amount(a)	Net Unrealized Appreciation/ (Depreciation)
Long Positions
Brazil
Hypera SA	14,669	$117,384	$22,100
France
Amundi SA	1,968	117,204	23,334
BNP Paribas SA	6,240	326,035	(20,111)
Danone SA	14,026	994,180	(21,097)
Iliad SA	5,565	644,502	(478,591)
Publicis Groupe SA	3,983	231,161	(50,066)
			(546,531)
Ireland
Ryanair Holdings plc	27,666	374,151	(83,632)
Luxembourg
Eurofins Scientific SE	1,851	935,893	146,050
South Africa
Aspen Pharmacare Holdings Ltd.	5,590	59,111	(46,175)
South Korea
NAVER Corp.	1,145	115,048	(8,084)
Switzerland
LafargeHolcim Ltd. (Registered)	10,563	489,266	22,028
Nestle SA (Registered)	14,889	1,258,354	151,325
			173,353

See Notes to Consolidated Financial Statements

30

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Reference Entity	Shares	Notional Amount(a)	Net Unrealized Appreciation/ (Depreciation)
Turkey
Migros Ticaret A/S	18,670	$48,833	$(102,430)
United Kingdom
Barclays plc	47,721	105,220	(12,816)
ITV plc	26,308	50,087	(3,644)
Pets at Home Group plc	15,218	21,397	(13,267)
Smith & Nephew plc	3,480	56,647	2,397
Sports Direct International plc	65,638	273,845	(41,636)
			(68,966)
Total Long Positions of Equity Swaps			$(514,315)
Short Positions
Belgium
Colruyt SA	(9,737)	(565,988)	(43,538)
France
Electricite de France SA	(10,879)	(180,888)	(79,622)
Lagardere SCA	(9,267)	(253,905)	17,474
LVMH Moet Hennessy Louis Vuitton SE	(1,295)	(394,271)	(141,623)
Orange SA	(43,976)	(688,366)	62,919
Pernod Ricard SA	(4,950)	(755,772)	26,175
			(114,677)
Germany
Deutsche Telekom AG (Registered)	(19,510)	(320,311)	41,563
Italy
Eni SpA	(16,536)	(294,166)	(38,675)
Netherlands
Koninklijke Ahold Delhaize NV	(23,574)	(540,163)	22,964
Sweden
Hennes & Mauritz AB	(7,905)	(139,715)	(1,550)
Switzerland
Givaudan SA (Registered)	(173)	(419,810)	(92,459)
Roche Holding AG	(470)	(114,379)	8,612
			(83,847)
United Kingdom
Bunzl plc	(12,584)	(371,721)	(33,391)
GlaxoSmithKline plc	(9,897)	(191,172)	(31,480)
Marks & Spencer Group plc	(293,574)	(1,110,729)	68,531
Next plc	(1,991)	(132,436)	5,021
Unilever NV	(8,608)	(463,362)	(6,545)
			2,136

See Notes to Consolidated Financial Statements

31

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Reference Entity	Shares	Notional Amount(a)	Net Unrealized Appreciation/ (Depreciation)
United States
Merck & Co., Inc.	(1,987)	$(146,263)	$(42,074)
Pfizer, Inc.	(3,408)	(146,748)	(41,262)
			(83,336)
Total Short Positions of Equity Swaps			$(298,960)
Total Long and Short Positions of Equity Swaps with Morgan Stanley Capital Services LLC			$(813,275)

(a)  For the year ended October 31, 2018, the average notional value of equity swaps for the Fund was $21,380,148 for long positions and $(24,971,885) for short positions.

(b)  Illiquid security.

(c)  Value determined using significant unobservable inputs.

(d)  Security fair valued as of October 31, 2018, in accordance with procedures approved by the Board of Trustees.

At October 31, 2018, the Fund had cash collateral of $6,176,279 and $3,910,000 deposited in a segregated account for JPMorgan Chase Bank, NA and Morgan Stanley Capital Services LLC, respectively, to cover collateral requirements on over the counter swaps.

Benchmark Floating Rates	Value at Period End
Australian Bank-Bill Swap Reference Rate	1.85%
CDOR—Canadian Dollar Offered Rate	2.08
CIBOR—Copenhagen Interbank Rate	(0.38)
EONIA—Euro Overnight Index Average Rate	(0.34)
EURIBOR—Euro Interbank Offered Rate	(0.37)
Federal Funds Floating Rate	2.20
LIBOR (CHF)—London Interbank Offered Rate	(0.78)
LIBOR (EUR)—London Interbank Offered Rate	(0.40)
LIBOR (GBP)—London Interbank Offered Rate	0.73
LIBOR (USD)—London Interbank Offered Rate	2.31
SARON—Swiss Average Overnight Rate	(0.74)
SONIA—Sterling Overnight Index Average Rate	0.70
STIBOR—Stockholm Interbank Offered Rate	(0.46)

Purchased option contracts ("options purchased")

At October 31, 2018, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Energy Equipment & Services
USA Compression Partners LP	18	$26,370	$17.5	3/15/2019	$225

See Notes to Consolidated Financial Statements

32

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Leisure Products
Mattel, Inc.	279	$378,882	$18	1/18/2019	$2,093
Oil, Gas & Consumable Fuels
Antero Midstream GP LP	51	82,161	17.5	1/18/2019	2,550
Antero Resources Corp.	57	90,573	17.5	11/16/2018	1,425
Antero Resources Corp.	14	22,246	20	11/16/2018	70
Enable Midstream Partners LP(a)	173	255,521	17.5	11/16/2018	—
Enable Midstream Partners LP	21	31,017	17.5	2/15/2019	315
Energy Transfer LP	66	102,564	18	1/18/2019	1,452
EnLink Midstream Partners LP(a)	81	122,796	18	11/16/2018	—
Noble Midstream Partners LP	20	68,280	40	11/16/2018	2,850
Noble Midstream Partners LP	51	174,114	45	11/16/2018	3,442
Noble Midstream Partners LP	2	6,828	45	2/15/2019	300
Pembina Pipeline Corp.	71	229,472	35	11/16/2018	710
Western Gas Equity Partners LP	24	69,024	30	11/16/2018	2,820
Western Gas Equity Partners LP(a)	43	123,668	35	11/16/2018	—
					15,934
Total calls					$18,252
Puts
Diversified Telecommunication Services
Intelsat SA	93	242,358	20	1/18/2019	19,530
Exchange Traded Funds
iShares Russell 2000 ETF	101	1,515,303	146	12/31/2018	40,350
iShares Russell 2000 ETF	101	1,515,303	146	3/29/2019	63,933
					104,283
Total puts					$123,813
Total options purchased (cost $178,048)					$142,065

(a)  Value determined using significant unobservable inputs.

Written option contracts ("options written")

At October 31, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Pharmaceuticals
Endocyte, Inc.	24	$(56,760)	$24	4/18/2019	$(540)
Technology Hardware, Storage & Peripherals
Xerox Corp.	16	(44,592)	28	11/16/2018	(1,120)
Total calls					$(1,660)

See Notes to Consolidated Financial Statements

33

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Exchange Traded Funds
iShares Russell 2000 ETF	101	$(1,515,303)	$125	12/31/2018	$(6,615)
iShares Russell 2000 ETF	101	(1,515,303)	125	3/29/2019	(19,443)
Total puts					$(26,058)
Total options written (premium received $27,125)					$(27,718)

For the year ended October 31, 2018, the Fund had an average notional value of $129,220 in options purchased and $(17,270) in options written.

The following is a summary, categorized by Level (see Note A of Notes to Consolidated Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3*	Total
Investments:
Common Stocks
Airlines	$—	$—	$17	$17
Commercial Services & Supplies	1,006	235	—	1,241
Health Care Providers & Services	3,611	157	—	3,768
Insurance	1,971	684	—	2,655
Interactive Media & Services	3,257	684	4	3,945
Media	4,264	—	—	4,264
Oil, Gas & Consumable Fuels	7,407	—	—	7,407
Other Common Stocks(a)	68,919	—	—	68,919
Total Common Stocks	90,435	1,760	21	92,216
Asset-Backed Securities(a)	—	21,407	—	21,407
Commercial Mortgage-Backed Securities	—	11,929	—	11,929
Loan Assignments
Commercial Services & Supplies	—	137	427	564
Household Durables	—	—	112	112
Insurance	—	856	1,603	2,459
Leisure Products	—	—	185	185
Other Loan Assignments(a)	—	7,270	—	7,270
Total Loan Assignments	—	8,263	2,327	10,590
Corporate Bonds
Chemicals	—	1,278	—	1,278
Oil, Gas & Consumable Fuels	—	698	—	698
Other Corporate Bonds(a)	—	5,717	—	5,717
Total Corporate Bonds	—	7,693	—	7,693
Collateralized Mortgage Obligations	—	6,418	—	6,418
Master Limited Partnerships(a)	5,524	—	—	5,524
Convertible Bonds(a)	—	3,312	—	3,312

See Notes to Consolidated Financial Statements

34

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3*	Total
Closed End Funds(a)	$697	$—	$—	$697
U.S. Treasury Obligations	—	172	—	172
Rights
Biotechnology	—	—	43	43
Food Products	—	—	18	18
Total Rights	—	—	61	61
Preferred Stocks(a)	46	—	—	46
Warrants(a)	39	—	—	39
Options Purchased
Diversified Telecommunication Services	20	—	—	20
Exchange Traded Funds	104	—	—	104
Leisure Products	2	—	—	2
Oil, Gas & Consumable Fuels	16	—	—	16
Total Options Purchased	142	—	—	142
Short-Term Investments	—	73,186	—	73,186
Total Long Positions	$96,883	$134,140	$2,409	$233,432

(a)  The Consolidated Schedule of Investments provides information on the industry categorization for the portfolio.

*  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 11/1/2017	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2018
Investments in Securities:
(000's omitted)
Common Stocks
Airlines(a)(b)	$19	$—	$(2)	$—	$—	$—	$—	$17	$(2)
Interactive Media & Services(a)	—	—	(84)	53	(4)	39	—	4	(76)
Media(a)	1	—	(1)	—	—	—	—	—	(1)
Loan Assignments
Commercial Services & Supplies(b)	464	—	3	212	(466)	214	—	427	—
Food Products	490	—	—	—	—	—	(490)	—	—
Household Durables(b)	60	—	(3)	—	(59)	114	—	112	(2)
Insurance(b)	—	24	(4)	422	(29)	1,190	—	1,603	(5)
Leisure Products(b)	235	—	(4)	—	(46)	—	—	185	(3)
See Notes to Consolidated Financial Statements

35

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Beginning balance as of 11/1/2017	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2018
(000's omitted)
Media	$274	$—	$(18)	$19	$(275)	$—	$—	$—	$—
Semiconductors & Semiconductor Equipment	3,504	(3)	(203)	295	(3,593)	—	—	—	—
Corporate Bonds
Banks	5,560	40	720	—	(6,320)	—	—	—	—
Capital Markets	8,030	42	824	—	(8,896)	—	—	—	—
Collateralized Mortgage Obligations	1,027	—	(7)	—	(1,020)	—	—	—	—
Rights
Biotechnology(a)	87	—	117	—	(161)	—	—	43	—
Food & Staples Retailing	60	—	40	—	(100)	—	—	—	—
Food Products(a)	—	—	18	—	—	—	—	18	18
Media(a)	—	—	—	4	(4)	—	—	—	—
Options Purchased
Oil, Gas & Consumable Fuels	—	—	(16)	16	—	—	—	—	(16)
Total	$19,811	$103	$1,380	$1,021	$(20,973)	$1,557	$(490)	$2,409	$(87)

(a)  As of the year ended October 31, 2018, these securities were fair valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(b)  As of the year ended October 31, 2018, these securities were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level (see Note A of Notes to Consolidated Financial Statements), of inputs used to value the Fund's investments as of October 31, 2018:

Liability Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3*	Total
Investments:
Common Stocks Sold Short(a)	$(19,325)	$—	$—	$(19,325)
Exchange Traded Funds Sold Short	(3,077)	—	—	(3,077)
Corporate Bonds Sold Short(a)	—	(2,093)	—	(2,093)
Master Limited Partnerships Sold Short(a)	(99)	—	—	(99)
Total Short Positions	$(22,501)	$(2,093)	$—	$(24,594)

See Notes to Consolidated Financial Statements

36

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

(a)  The Consolidated Schedule of Investments provides information on the industry categorization for the portfolio.

*  The following is a reconciliation between the beginning and ending balances of short investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 11/1/2017	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2018
Investments in Securities:
(000's omitted)
Common Stocks Sold Short
IT Services	$(61)	$—	$(204)	$—	$265	$—	$—	$—	$—
Preferred Stock Sold Short
IT Services	(121)	—	(52)	(23)	196	—	—	—	—
Total	$(182)	$—	$(256)	$(23)	$461	$—	$—	$—	$—

The following is a summary, categorized by Level (see Note A of Notes to Consolidated Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3*	Total
Futures(a)
Assets	$1,268	$—	$—	$1,268
Liabilities	(325)	—	—	(325)
Forward contracts(a)
Assets	—	2,314	—	2,314
Liabilities	—	(2,302)	—	(2,302)
Swaps(a)
Assets	—	1,915	1	1,916
Liabilities	—	(3,466)	—	(3,466)
Options written
Liabilities	(28)	—	—	(28)
Total	$915	$(1,539)	$1	$(623)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument. Equity swaps are reported at the cumulative unrealized appreciation/(depreciation) including financing costs and other receivables/payables. Credit default swaps are reported in the table at value.

See Notes to Consolidated Financial Statements

37

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

*  The following is a reconciliation between the beginning and ending balances of derivative investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 11/1/2017	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2018
Other Financial Instruments:
(000's omitted)
Equity Swaps
United Kingdom(a)	$—	$—	$1	$—	$—	$—	$—	$1	$1
United States	230	—	172	—	(402)	—	—	—	—
Total	$230	$—	$173	$—	$(402)	$—	$—	$1	$1

(a)  As of the year ended October 31, 2018, this investment was fair valued in accordance with procedures approved by the Board of Trustees. The Fund does not have access to unobservable inputs; however, this investment did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating a valuation is not presented.

See Notes to Consolidated Financial Statements

38

Consolidated Statement of Assets and Liabilities

Neuberger Berman Alternative Funds
(000's omitted, except per share amounts)

ABSOLUTE RETURN MULTI-MANAGER FUND
October 31, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$233,432
Cash	5,587
Cash collateral segregated for short sales (Note A)	25,627
Cash collateral segregated for swap contracts (Note A)	10,086
Cash collateral segregated for forward foreign currency contracts (Note A)	2,317
Dividends and interest receivable	931
Receivable for securities sold	1,707
Receivable for Fund shares sold	337
Deposits with brokers for futures contracts (Note A)	2,065
Receivable for variation margin on futures contracts (Note A)	309
Over the counter swap contracts, at value(f) (Note A)	1,916
Receivable for forward foreign currency contracts (Note A)	2,314
Prepaid expenses and other assets	23
Total Assets	286,651
Liabilities
Due to custodian, foreign currency(b)	6,047
Investments sold short, at value(c) (Note A)	24,594
Options contracts written, at value(d) (Note A)	28
Dividends and interest payable for short sales	75
Over the counter swap contracts, at value(e)(f) (Note A)	3,466
Payable to administrator—net (Note B)	7
Payable to investment manager (Note B)	364
Payable for securities purchased	2,866
Payable for Fund shares redeemed	302
Payable for forward foreign currency contracts (Note A)	2,302
Accrued expenses and other payables	452
Total Liabilities	40,503
Net Assets	$246,148
Net Assets consist of:
Paid-in capital	$357,088
Total distributable earnings/(losses)	(110,940)
Net Assets	$246,148
Net Assets
Institutional Class	$201,051
Class A	18,112
Class C	11,648
Class R6	15,337

See Notes to Consolidated Financial Statements

39

Consolidated Statement of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted, except per share amounts)

ABSOLUTE RETURN MULTI-MANAGER FUND
October 31, 2018
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	18,779
Class A	1,717
Class C	1,157
Class R6	1,432
Net Asset Value, offering and redemption price per share
Institutional Class	$10.71
Class R6	$10.71
Net Asset Value and redemption price per share
Class A	$10.55
Offering Price per share
Class A‡	$11.19
Net Asset Value and offering price per share
Class C^	$10.06
*Cost of Investments:
(a) Unaffiliated issuers	$234,851
(b) Total cost of foreign currency	$(6,049)
(c) Proceeds from investments sold short	$26,600
(d) Premium received from option contracts written	$27
(e) Unamortized upfront receipts on Over the counter swap contracts	$(279)
(f) Unamortized upfront payments on Over the counter swap contracts	$297

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Consolidated Financial Statements

40

Consolidated Statement of Operations

Neuberger Berman Alternative Funds
(000's omitted)

ABSOLUTE RETURN MULTI-MANAGER FUND
For the Year Ended October 31, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$4,206
Interest and other income—unaffiliated issuers	5,310
Foreign taxes withheld (Note A)	(38)
Total income	$9,478
Expenses:
Investment management fees (Note B)	5,024
Administration fees (Note B):
Institutional Class	372
Class A	49
Class C	37
Class R6	12
Distribution fees (Note B):
Class A	47
Class C	144
Shareholder servicing agent fees:
Institutional Class	5
Class A	6
Class C	2
Audit fees	145
Custodian and accounting fees	396
Insurance expense	12
Legal fees	170
Registration and filing fees	84
Shareholder reports	62
Trustees' fees and expenses	46
Dividend and interest expense on securities sold short (Note A)	1,061
Miscellaneous	22
Total expenses	7,696
Expenses reimbursed by Management (Note B)	(576)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(2)
Total net expenses	7,118
Net investment income/(loss)	$2,360

See Notes to Consolidated Financial Statements

41

Consolidated Statement of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted)

ABSOLUTE RETURN MULTI-MANAGER FUND
For the Year Ended October 31, 2018
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	9,044
Closed short positions of unaffiliated issuers	(4,746)
Settlement of forward foreign currency contracts	280
Settlement of foreign currency transactions	730
Expiration or closing of futures contracts	1,806
Expiration or closing of option contracts written	91
Expiration or closing of swap contracts	1,197
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(11,071)
Short positions of unaffiliated issuers	1,189
Forward foreign currency contracts	458
Foreign currency translations	(264)
Futures contracts	(50)
Option contracts written	(3)
Swap contracts	(1,886)
Net gain/(loss) on investments	(3,225)
Net increase/(decrease) in net assets resulting from operations	$(865)

See Notes to Consolidated Financial Statements

42

Consolidated Statements of Changes in Net Assets

Neuberger Berman Alternative Funds
(000's omitted)

	ABSOLUTE RETURN MULTI-MANAGER FUND
	Year Ended October 31, 2018	Year Ended October 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$2,360	$2,285
Net realized gain/(loss) on investments	8,402	3,423
Change in net unrealized appreciation/(depreciation) of investments	(11,627)	20,589
Net increase/(decrease) in net assets resulting from operations	(865)	26,297
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	65,360	109,581
Class A	10,453	4,382
Class C	458	503
Class R6	11,017	11,240
Payments for shares redeemed:
Institutional Class	(159,661)	(322,155)
Class A	(12,723)	(48,877)
Class C	(6,507)	(24,827)
Class R6	(8,232)	(2,275)
Net increase/(decrease) from Fund share transactions	(99,835)	(272,428)
Net Increase/(Decrease) in Net Assets	(100,700)	(246,131)
Net Assets:
Beginning of year	346,848	592,979
End of year	$246,148	$346,848

See Notes to Consolidated Financial Statements

43

Notes to Consolidated Financial Statements Absolute
Return Multi-Manager Fund

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Neuberger Berman Absolute Return Multi-Manager Fund ("Absolute Return Multi-Manager", or the "Fund") is a separate operating series of the Trust, and is diversified. The Fund offers Institutional Class shares, Class A shares, Class C shares and Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", either reflects a zero balance or a balance rounding to less than $1,000.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The Fund invests in commodity-related instruments through the Neuberger Berman ARMM Fund I Ltd. (the "Subsidiary"), which is organized under the laws of the Cayman Islands. The Fund is and expects to be the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of October 31, 2018, the value of the Fund's investment in the Subsidiary was as follows:

Investment in Subsidiary	Percentage of Net Assets
$25,037,663	10.2%

2  Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

44

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments (long and short positions) in equity securities, preferred stocks, exchange traded funds ("ETFs"), exchange traded options purchased and written, master limited partnerships, closed-end funds, rights, and warrants, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund's investments for long and short positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, respectively, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of equity swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated London Interbank Offered Rate ("LIBOR") or Federal Funds floating rate (generally Level 2 or Level 3 inputs).

45

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m. Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Pricing and Reference Data LLC ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which the Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which the Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which the Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

4  Foreign currency translations: The accounting records of the Fund and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statement of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded

46

at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlement of class action litigations in which the Fund participated as a class member. The amounts of such proceeds for the year ended October 31, 2018, was $12,659.

6  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2018, the Fund did not have any unrecognized tax positions.

The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, the Fund will include in its taxable income its share of the Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing the Fund's taxable income in the current period and also disregarded for all future periods.

At October 31, 2018 the cost of long security positions and short security positions for U.S. federal income tax purposes was $214,557,046. Gross unrealized appreciation of long security positions, short security positions and derivative instruments was $12,745,373 and gross unrealized depreciation of long security positions, short security positions and derivative instruments was $(19,199,072), resulting in net unrealized depreciation of $(6,453,699) based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2018, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of net operating loss written-off and book income earned by the subsidiary. For the year ended October 31, 2018, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Total Distributable Earnings/(Losses)
$455,484	$(455,484)

47

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 was as follows:

				Distributions Paid From:
Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
2018	2017	2018	2017	2018	2017	2018	2017	2018	2017
$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

As of October 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income/(Loss)	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$—	$(6,337,664)	$(103,407,762)	$(1,194,803)	$(110,940,229)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, straddles and unsettled short sales, nontaxable dividends, investments in subsidiary, constructive sales, capital loss carryover, timing differences of fund level distributions, mark-to-market adjustments on swaps, futures, forward and option contracts; late-year ordinary loss deferrals, unamortized organization expenses, and tax adjustments related to PFICs, partnerships, swap contracts and other investments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2018, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Long-Term	Short-Term
$38,537,476	$64,776,750

During the year ended October 31, 2018, the Fund utilized short-term capital loss carryforwards in the amount of $1,802,245 and long-term capital loss carryforwards in the amount of $4,570,833.

In accordance with U.S. Treasury regulations, the Fund has incurred and elected to defer $93,536 as qualified late year ordinary losses incurred after December 31, 2017. Such losses are treated as arising on November 1, 2018.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2018, there were no outstanding balances of accrued capital gains taxes for the Fund.

8  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2018, the Fund estimated these amounts for the period January 1, 2018 to October 31, 2018 within the financial statements because the 2018 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2018, the character of distributions paid to shareholders of the Fund disclosed within the Consolidated Statements of Changes in Net

48

Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to the Fund shareholders on IRS Form 1099-DIV.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Fund and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Consolidated Statement of Assets and Liabilities. The Fund is required to segregate an amount of cash or liquid securities in an amount at least equal to the current market value of the securities sold short (less any additional collateral pledged to the lender). The Fund is contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Fund may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Fund and are excluded from the contractual expense limitation. A net negative expense, if any, represents a gain to the Fund as the total cash rebates received exceeded the other costs related to short sales. The net amount of fees incurred are included in the "Dividend and interest expense on securities sold short" on the Consolidated Statement of Operations and were $105,042 for the year ended October 31, 2018.

49

At October 31, 2018, the Fund had cash pledged in the amount of $25,626,933 to JPMorgan Chase Bank, NA ("JPM"), as collateral for short sales. In addition, JPM has a perfected security interest in these assets. At October 31, 2018, the Fund had securities pledged in the amount of $8,868,180 to JPM to cover collateral requirements for borrowing in connection with securities sold short and options written.

12  Investment company securities, ETFs and exchange traded notes: The Fund may invest in shares of other registered investment companies, including exchange traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns. The Fund may also invest in exchange traded notes ("ETNs"). ETNs are senior, unsecured, unsubordinated debt securities that are linked to the performance of a particular market index or strategy. The issuer of the ETN pays the Fund an amount based on the returns of the underlying index or strategy, plus principal at maturity. The Fund will bear any applicable fees to the issuer upon redemption or maturity, which will increase expenses and decrease returns.

13  Derivative instruments: The Fund's use of derivatives during the year ended October 31, 2018, is described below. Please see the Consolidated Schedule of Investments for the Fund's open positions in derivatives, if any, at October 31, 2018. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Credit default swap contracts: During the year ended October 31, 2018, the Fund used credit default swaps as part of its investment strategies, to enhance returns and to hedge against unfavorable changes in the value of investments and to protect against adverse movements in interest rates or credit performance with counterparties.

Over the counter ("OTC") credit default swap contracts: When the Fund is the buyer of an OTC credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of an OTC credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of the swap. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the

50

agreement, and is generally determined based on limits and thresholds established as part of an International Swaps and Derivatives Association (ISDA) agreement between the Fund and the counterparty. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Futures contracts: During the year ended October 31, 2018, the Fund used futures for economic hedging purposes and to enhance returns.

At the time the Fund or Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund or Subsidiary as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

Equity swap contracts: During the year ended October 31, 2018, the Fund used equity swaps to provide investment exposure to certain investments, primarily foreign securities.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an ISDA agreement between the Fund and the counterparty. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Consolidated Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

Forward foreign currency contracts: During the year ended October 31, 2018, the Fund used forward foreign currency contracts to hedge foreign currency and to enhance returns.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange

51

rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on settlement of forward foreign currency contracts" in the Consolidated Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Options: For the year ended October 31, 2018, the Fund used options written to generate incremental returns. The Fund used purchased options to manage or adjust the risk profile and the investment exposure of the Fund to certain securities and to enhance returns.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

The Fund may write or purchase options on exchange traded futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific futures contract.

At October 31, 2018, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
(000's omitted)

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
OTC swaps	OTC swap contracts, at value(1)	$124	$—	$1,792	$—	$—	$1,916
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	837	196	149	86	1,268

52

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Forward contracts	Receivable for forward foreign currency contracts	$—	$2,314	$—	$—	$—	$2,314
Options purchased	Investments in securities, at value	—	—	142	—	—	142
Total Value—Assets		$124	$3,151	$2,130	$149	$86	$5,640

Liability Derivatives
(000's omitted)

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
OTC swaps	OTC swap contracts, at value(1)	$(493)	$—	$(2,973)	$—	$—	$(3,466)
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	(63)	(11)	(165)	(86)	(325)
Forward contracts	Payable for forward foreign currency contracts	—	(2,302)	—	—	—	(2,302)
Options written	Option contracts written, at value	—	—	(28)	—	—	(28)
Total Value—Liabilities		$(493)	$(2,365)	$(3,012)	$(165)	$(86)	$(6,121)

(1)  "OTC swap contracts" reflects the unrealized appreciation/(depreciation) of the OTC swap contracts plus accrued interest as of October 31, 2018, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "OTC swap contracts, at value."

(2)  "Futures" reflects the cumulative unrealized appreciation/(depreciation) of futures as of October 31, 2018, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Total distributable earnings/(losses)." The current day's variation margin as of October 31, 2018, if any, is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

The impact of the use of these derivative instruments on the Consolidated Statement of Operations during the fiscal year ended October 31, 2018, was as follows:

Realized Gain/(Loss)
(000's omitted)

Derivative Type	Consolidated Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Forward contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	$—	$280	$—	$—	$—	$280

53

Derivative Type	Consolidated Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$—	$2,151	$(27)	$(537)	$219	$1,806
Options	Net realized gain/(loss) on:	—	—	(265)	—	—	(265)
purchased	Transactions in investment securities of unaffiliated issuers
Options	Net realized gain/(loss) on:	—	—	91	—	—	91
written	Expiration or closing of option contracts written
Swaps	Net realized gain/(loss) on: Expiration or closing of swaps contracts	(923)	—	2,120	—	—	1,197
Total Realized Gain/(Loss)		$(923)	$2,431	$1,919	$(537)	$219	$3,109

Change in Appreciation/(Depreciation)

Derivative Type	Consolidated Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	$—	$458	$—	$—	$—	$458
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	—	(395)	652	(117)	(190)	(50)
Option contracts purchased	Change in net unrealized appreciation/(depreciation) in value of: Investment securities of unaffiliated issuers	—	—	168	—	—	168
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	—	—	(3)	—	—	(3)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	119	—	(2,005)	—	—	(1,886)
Total Change in Appreciation/ (Depreciation)		$119	$63	$(1,188)	$(117)	$(190)	$(1,313)

While the Fund may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

54

The Fund is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's derivative assets and liabilities at fair value by type are reported gross in the Consolidated Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of October 31, 2018.

Description (000's omitted)	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities
OTC swap contracts	$1,916	$—	$1,916
Forward contracts	2,314	—	2,314
Total	$4,230	$—	$4,230

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Societe Generale	$1,990	$(1,990)	$—	$—
JPMorgan Chase Bank, NA	1,620	(1,620)	—	—
Morgan Stanley Capital Services LLC	620	(620)	—	—
	$4,230	$(4,230)	$—	$—

Description (000's omitted)	Gross Amounts of Recognized Liabilites	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities
OTC swap contracts	$(3,466)	$—	$(3,466)
Forward contracts	(2,302)	—	(2,302)
Total	$(5,768)	$—	$(5,768)

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Liabilites Presented in the Consolidated Statement of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Societe Generale	$(2,132)	$1,990	$142	$—
JPMorgan Chase Bank, NA	(2,103)	1,620	483	—
Morgan Stanley Capital Services LLC	(1,533)	620	913	—
	$(5,768)	$4,230	$1,538	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2018, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of October 31, 2018.

55

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15  Unfunded loan commitments: The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. As of October 31, 2018, there were no outstanding unfunded loan commitments.

16  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2018, the impact of this arrangement was a reduction of expenses of $1,620.

17  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. Accordingly, for the year ended October 31, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.70% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Prior to July 1, 2017, the Fund paid Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. Additionally, the Institutional Class of the Fund paid Management an administration fee at the annual rate of 0.09% of its average daily net assets, Class A and Class C of the Fund paid Management an administration fee at the annual rate of 0.20% of its average daily net assets and Class R6 of the Fund paid Management an administration fee at the annual rate of 0.02% of its average daily net assets under this agreement. Effective July 1, 2017, the administration fee is only assessed at the Class level and each share class of the Fund, as applicable, pays Management an annual administration fee equal to the following: 0.15% for Institutional Class; 0.26% for each of, Class A and Class C; and 0.08% for Class R6 (effective December 6, 2018, the administration fee for Class R6 is 0.05%), each as a percentage of its average daily net assets. This did not result in an increase in the administration fee for any share class. Additionally, Management retains JPM as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion ("annual operating expenses")); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense. The expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund has agreed to share with the Subsidiary. For the year ended October 31, 2018, these Subsidiary expenses amounted to $92,060.

56

At October 31, 2018, contingent liabilities to Management under the agreements were as follows:

			Expenses Reimbursed in Year Ending, October 31,
				2016	2017	2018
			Subject to Repayment until October 31,
Contractual Expense	Limitation(1)		Expiration	2019	2020	2021
Institutional Class	1.97%		10/31/21	$377,847	$453,077	$477,171
Class A	2.33%		10/31/21	89,779	48,418	41,612
Class C	3.08%		10/31/21	40,256	33,125	29,237
Class R6	1.90	%(2)	10/31/21	1,667	1,142	28,071

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  Effective December 6, 2018, the contractual expense limitation for Class R6 is 1.87%.

At October 31, 2018, Management engaged BH-DG Systematic Trading LLP, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, Levin Capital Strategies, L.P. (effective December 14, 2018, Levin is no longer a subadviser to the Fund), P/E Global, LLC, Portland Hill Asset Management Limited, Sound Point Capital Management, L.P., and TPH Asset Management LP as subadvisers of the Fund to provide investment management services. Management compensates the subadvisers out of the investment advisory fees it receives from the Fund.

The Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, the Distributor receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of the Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

57

For the year ended October 31, 2018, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Class A	$710	$—	$—	$—
Class C	—	70	—	—

Note C—Securities Transactions:

During the year ended October 31, 2018, there were purchase and sale transactions of long-term securities (excluding swaps, forward contracts, futures and option contracts) as follows:

(000's omitted)	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short excluding U.S. Government and Agency Obligations
	—	$509,683	$65,556	—	$607,982	$107,544

During the year ended October 31, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the year ended October 31, 2018 and for the year ended October 31, 2017 was as follows:

	For the Year Ended October 31, 2018				For the Year Ended October 31, 2017
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Institutional Class	6,009	—	(14,689)	(8,680)	10,473	—	(30,747)	(20,274)
Class A	970	—	(1,186)	(216)	423	—	(4,717)	(4,294)
Class C	44	—	(633)	(589)	50	—	(2,485)	(2,435)
Class R6	1,017	—	(760)	257	1,058	—	(217)	841

Other: At October 31, 2018, there were no affiliated investors owning the Fund's outstanding shares.

Note E—Line of Credit:

At October 31, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum,

58

(b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2018. During the year ended October 31, 2018, the Fund did not utilize the Credit Facility.

Note F—Recent Accounting Pronouncements:

In March 2017, FASB issued Accounting Standards Update No. 2017-08, "Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

59

This page has been left blank intentionally

60

Financial Highlights

Absolute Return Multi-Manager Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of year	Net Investment Income/ (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of year	Total Return†	Net Assets, End of year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#	Ratio of Net Expenses to Average Net AssetsØ	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)Ø	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Institutional Class
10/31/2018ß	$10.77	$0.09	$(0.15)	$(0.06)	$—	$—	$—	$—	$10.71	(0.56)%[d]	$201.1	2.53%	2.16%	2.34%	1.97%	0.86%	194%		179%
10/31/2017ß	$10.18	$0.06	$0.53	$0.59	$—	$—	$—	$—	$10.77	5.80%	$295.7	2.69%	2.09%	2.57%	1.97%	0.61%	382%		357%
10/31/2016ß	$10.47	$0.02	$(0.18)	$(0.16)	$(0.03)	$(0.10)	$—	$(0.13)	$10.18	(1.57)%	$485.8	2.83%‡	2.02%‡	2.78%§‡	1.97%§‡	0.18%‡	485%		474%
10/31/2015	$11.00	$(0.04)	$(0.19)	$(0.23)	$(0.07)	$(0.23)	$—	$(0.30)	$10.47	(2.10)%	$1,343.3	2.71%	1.97%	2.71%§	1.97%§	(0.40)%	433%		452%
10/31/2014	$10.86	$(0.01)	$0.22	$0.21	$—	$(0.07)	$—	$(0.07)	$11.00	1.96%	$1,275.3	2.64%	2.13%	0.03%	0.02%	(0.10)%	329%		257%
Class A
10/31/2018ß	$10.65	$0.06	$(0.16)	$(0.10)	$—	$—	$—	$—	$10.55	(0.94)%[d]	$18.1	2.83%	2.55%	2.61%	2.33%	0.60%	194%		179%
10/31/2017ß	$10.10	$0.02	$0.53	$0.55	$—	$—	$—	$—	$10.65	5.45%	$20.6	3.13%	2.47%	2.99%	2.33%	0.17%	382%		357%
10/31/2016ß	$10.40	$(0.02)	$(0.18)	$(0.20)	$—	$(0.10)	$—	$(0.10)	$10.10	(1.91)%	$62.9	3.20%‡	2.40%‡	3.13%§‡	2.33%§‡	(0.16)%‡	485%		474%
10/31/2015	$10.92	$(0.08)	$(0.18)	$(0.26)	$(0.03)	$(0.23)	$—	$(0.26)	$10.40	(2.47)%	$210.6	3.06%	2.33%	3.06%§	2.33%§	(0.71)%	433%		452%
10/31/2014	$10.82	$(0.04)	$0.21	$0.17	$—	$(0.07)	$—	$(0.07)	$10.92	1.60%	$242.2	3.02%	2.49%	2.90%	2.38%	(0.40)%	329%		257%
Class C
10/31/2018ß	$10.24	$(0.03)	$(0.15)	$(0.18)	$—	$—	$—	$—	$10.06	(1.76)%[d]	$11.6	3.65%	3.28%	3.45%	3.08%	(0.24)%	194%		179%
10/31/2017ß	$9.78	$(0.05)	$0.51	$0.46	$—	$—	$—	$—	$10.24	4.70%	$17.9	3.82%	3.21%	3.69%	3.08%	(0.53)%	382%		357%
10/31/2016ß	$10.15	$(0.09)	$(0.18)	$(0.27)	$—	$(0.10)	$—	$(0.10)	$9.78	(2.66)%	$40.9	3.96%‡	3.15%‡	3.89%§‡	3.08%§‡	(0.96)%‡	485%		474%
10/31/2015	$10.72	$(0.16)	$(0.18)	$(0.34)	$—	$(0.23)	$—	$(0.23)	$10.15	(3.21)%	$87.1	3.81%	3.08%	3.81%§	3.08%§	(1.48)%	433%		452%
10/31/2014	$10.71	$(0.13)	$0.21	$0.08	$—	$(0.07)	$—	$(0.07)	$10.72	0.77%	$95.3	3.77%	3.26%	3.66%	3.15%	(1.18)%	329%		257%
Class R6
10/31/2018ß	$10.77	$0.10	$(0.16)	$(0.06)	$—	$—	$—	$—	$10.71	(0.56)%[d]	$15.3	2.45%	2.09%	2.26%	1.90%	0.93%	194%		179%
10/31/2017ß	$10.17	$0.05	$0.55	$0.60	$—	$—	$—	$—	$10.77	5.90%	$12.7	2.40%	1.93%	2.37%	1.90%	0.51%	382%		357%
10/31/2016ß	$10.47	$0.04	$(0.21)	$(0.17)	$(0.03)	$(0.10)	$—	$(0.13)	$10.17	(1.58)%	$3.4	2.71%‡	1.92%‡	2.69%§‡	1.90%§‡	0.37%‡	485%		474%
10/31/2015	$11.01	$(0.01)	$(0.22)	$(0.23)	$(0.08)	$(0.23)	$—	$(0.31)	$10.47	(2.14)%	$17.4	2.66%	1.90%	2.66%§	1.90%§	(0.08)%	433%		452%
Period from 12/31/2013^ to 10/31/2014	$10.99	$0.01	$0.01	$0.02	$—	$—	$—	$—	$11.01	0.18%**	$32.5	2.56%*	2.08%*	2.46%*	1.98%*	0.10%*	329	%ØØ	257	%ØØ

See Notes to Financial Highlights

61

62

Notes to Financial Highlights

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

d  The class action proceeds listed in Note A of the Notes to Consolidated Financial Statements, if any, had no impact on the Fund's total returns for the period ended October 31, 2018.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

**  Not annualized.

*  Annualized.

^  The date investment operations commenced.

ß  Consolidated financial highlights (see Note A in the Notes to Consolidated Financial Statements).

Ø  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales		Excluding Dividend and Interest Expense Relating to Short Sales
	Year Ended October 31, 2018		Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014
Institutional Class	2.33%	1.97%	2.57%	1.97%	2.78%	1.97%	2.71%	1.97%	2.55%		2.04%
Class A	2.61%	2.33%	2.99%	2.33%	3.13%	2.33%	3.06%	2.33%	2.90%		2.38%
Class C	3.45%	3.08%	3.69%	3.08%	3.89%	3.08%	3.81%	3.08%	3.66%		3.15%
Class R6	2.26%	1.90%	2.37%	1.90%	2.69%	1.90%	2.66%	1.90%	2.46	%(1)	1.98	%(1)

(1)  Period from December 31, 2013 (Commencement of Operations) to October 31, 2014.

ØØ  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2014 for the Fund.

63

Notes to Financial Highlights (cont'd)

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Year Ended October 31, 2016		Year Ended October 31, 2015
Institutional Class	2.77%	1.96%	2.64%	1.90%
Class A	3.13%	2.33%	3.02%	2.29%
Class C	3.88%	3.07%	3.75%	3.02%
Class R6	2.68%	1.89%	2.59%	1.83%

64

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Alternative Funds and Shareholders of
Neuberger Berman Absolute Return Multi-Manager Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Absolute Return Multi-Manager Fund (the "Trust"), one of the series constituting the Neuberger Berman Alternative Funds as of October 31, 2018, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Absolute Return Multi-Manager Fund, at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 21, 2018

65

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

BH-DG Systematic Trading LLP
10 Grosvenor Street
London W1K 4QB, United Kingdom

Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022

GAMCO Asset Management Inc.
One Corporate Center
Rye, NY 10580

Good Hill Partners LP
One Greenwich Office Park
Greenwich, CT 06831

Levin Capital Strategies, L.P.
(effective December 14, 2018, Levin is no longer a subadviser to the Fund)
595 Madison Avenue, 17th Floor
New York, NY 10022

P/E Global, LLC
75 State Street, 31st Floor
Boston, MA 02109

Portland Hill Asset Management Limited
21 Knightsbridge
London SW1X7LY, United Kingdom

Sound Point Capital Management, L.P.
375 Park Avenue
New York, NY 10152

TPH Asset Management, LP
Heritage Plaza
1111 Bagby, Suite 4920
Houston, Texas 77002

Custodian

J.P. Morgan Chase Bank, N.A.
14201 Dallas Parkway
Dallas, TX 75254

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 21989
Kansas City, MO 64105-1407

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas 22nd Floor
New York, NY 10104-0002
Intermediary Client Services 800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

66

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities). Each Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	57

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

67

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	57

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

68

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

			57

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	57

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

69

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	57

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	57

Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

70

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	57

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Commentator, NBC News, since 2015; Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	57

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, Utilidata Inc., since 2015; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation USA, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

71

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	57

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	57	None.
72

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

57

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

73

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Trustee since 2008; formerly, Chief Executive Officer and President 2008 to 2018	Formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	57	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until June 2018.

74

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

75

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

76

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Notice to Shareholders

In early 2019 you will receive information to be used in filing your 2018 tax returns, which will include a notice of the exact tax status of all distributions paid to you by a Fund during calendar year 2018. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2018, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each Funds distributions during the calendar year 2018 will be reported in conjunction with Form 1099-DIV.

77

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Alternative Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Management Agreement") and the separate sub-advisory agreements between Management and each sub-adviser (each a "Sub-Adviser") with respect to Neuberger Berman Absolute Return Multi-Manager Fund ("ARMM" or "Fund"). The Board considered the sub-advisory agreements between Management and each of the following Sub-Advisers: BH-DG Systematic Trading LLP, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, Levin Capital Strategies, L.P., P/E Global, LLC, Portland Hill Asset Management Limited, Sound Point Capital Management, L.P., and TPH Asset Management, LP (each a "Sub-Advisory Agreement"; collectively with the Management Agreement, the "Agreements"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 11, 2018, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements with respect to the Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management and each Sub-Adviser in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and (for the Sub-Advisers), by Management, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and each Sub-Adviser have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, including the use of derivatives if used as part of a Sub-Adviser's strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Each quarter, the Ethics and Compliance Committee received and reviewed a summary of the quarterly compliance questionnaire completed by each Sub-Adviser that was prepared by the Fund's Chief Compliance Officer, in addition to any other information provided between meetings. The Board also considered the size and staffing of certain Sub-Advisers, as warranted, particularly the staffing of the portfolio management and compliance functions. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management and the Sub-Advisers in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's and the Sub-Advisers' business models.

The Independent Fund Trustees received from Independent Counsel memoranda discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and the Sub-Advisers.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and Fund shareholders.

78

The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and each Sub-Adviser who perform services for the Fund.

The Board noted that Management and the Fund had obtained from the U.S. Securities and Exchange Commission an exemptive order that permitted Management to add or replace sub-advisers to the Fund without a shareholder vote, provided the Independent Fund Trustees approve the new sub-adviser and certain other steps are taken. In this context, the Board considered Management's responsibilities for designing an overall investment program for the Fund and then identifying the sub-advisers who will carry out the different portions of that program based on Management's due diligence of those sub-advisers. The Board noted that under the multi-manager arrangement, Management is continually assessing the need for new sub-advisers and the appropriateness of potential candidates, and noted the likelihood that Management would in the future have to conduct "due diligence" on additional sub-advisers. The Board noted that Management is responsible for making the investments for the portion of the portfolio that it manages, allocating the Fund's portfolio among the various Sub-Advisers and itself, and determining when and how to rebalance the allocations among the Sub-Advisers and itself in the wake of disparate growth and changes in the markets and the broader economy, and to make certain other investment decisions and to engage in transactions to hedge or balance risks in the Sub-Advisers' portfolios. The Board noted that Management is also responsible for coordinating and managing the flow of information and communications relating to the Fund among the Sub-Advisers, and coordinating responses to regulatory agency inquiries related to the operations of the Trust.

The Board further noted that Management is responsible for overseeing the Sub-Advisers pursuant to the Agreements and related sub-adviser oversight policies and procedures approved by the Board. Under these procedures, Management is responsible for overseeing the investment performance of the Sub-Advisers and evaluating the risk and return of each Sub-Adviser and the Fund as a whole, in addition to other significant oversight responsibilities. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission.

The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered the policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions of Management and each of the Sub-Advisers and noted that Management monitored the quality of the execution services provided by each Sub-Adviser. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management or the Sub-Advisers. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management and Sub-Adviser oversight services. It also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity

79

programs, among other matters. The Board noted Management's extensive activities in selecting and overseeing the Sub-Advisers, including questionnaires, site visits, analyses of performance, compliance monitoring, and evaluating third party reviews of potential sub-advisers, and the quarterly and annual reports that Management provides to the Board on the Sub-Advisers' performance and compliance. In addition, the Board considered the scope and compliance history of the compliance programs of Management and each Sub-Adviser, including the Fund's Chief Compliance Officer's and Management's assessment of the compliance programs of the Sub-Advisers. The Board discussed that Management's Chief Information Security Officer had evaluated the Sub-Advisers' responses on questions of cybersecurity, business continuity, and disaster recovery. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management.

In addition, the Board noted the positive compliance history of Management and each Sub-Adviser as no significant compliance problems were reported to the Board with respect to any of the firms. The Board also considered whether there were any pending lawsuits, enforcement proceedings, or regulatory investigations involving Management or any Sub-Adviser, and reviewed information regarding their financial condition, history of operations, and any conflicts of interests in managing the Fund. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

The Board considered that Management assumes significant ongoing risks with respect to the Fund, for which Management is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, litigation, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or class, and that some new funds and share classes have been liquidated without ever having been profitable to Management.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such a comparative group and determining which investment companies should be included in the comparative group.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, as applicable, net of the Fund's fees and expenses both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing, compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also considered information regarding each Sub-Adviser's performance. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

The broader universe of funds referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. In the case of underperformance for the periods reflected, the Board considered the magnitude of that underperformance relative to the broader universe and the benchmark (e.g., the amount by which the Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to

80

performance quintile rankings for the Fund compared to its broader universe ("Performance Universe"), the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Fund has more than one class of shares outstanding and information for Institutional Class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Fund, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for one Fund in the Trust in comparison to Expense Groups for those classes. The Board noted the effect of higher expenses on the performance of the other classes of shares.

The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was lower for the 1- and 3- year periods and higher for the 5-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-year period and in the fourth quintile for the 3- and 5-year periods. The Fund was launched in 2012 and therefore does not have 10-year performance.

The Board discussed with Management the Fund's performance, potential reasons for any underperformance, and steps that Management had taken, or intended to take, to improve performance, including its willingness to replace or terminate a Sub-Adviser. In considering the Fund's performance, the Board noted Management's representations that hedge fund strategies like those the various Sub-Advisers pursue have been out of favor in recent periods. The Board also considered the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2018. The Board also met with a member of the portfolio management team in June 2018 to discuss the Fund's performance and volatility. The Board considered Management's responsiveness with respect to the lagging performance as compared to the benchmark. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Board also considered the Fund's total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments. The information provided herein relating to the Fund's management fees is for the Fund's Institutional Class.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's peer group. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its peer group ("Expense Group"), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fourth quintile, the actual management fee net of fees waived by Management ranked in the fifth quintile, and the total expenses ranked in the fifth quintile. In determining to renew the Management Agreement, the Board took into account Management's representations regarding the effect that the composition of the Fund's Expense Group had on the Fund's fee and expense comparisons relative to its peers due to, among other matters, that a multi-manager fund requires oversight of numerous unaffiliated advisors, which is not the case for certain of the funds included in the Expense Group. The Board noted that the multi-manager structure, which is typically more expensive to manage, allows Management the ability to pursue a variety of different strategies and to seek out specialists in each strategy.

81

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated loss on the Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In 2017, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated loss was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment.

The Board also monitors throughout the year the potential effect on the profitability of Management resulting from changes in Sub-Advisers and/or their fees. The Board did not give substantial weight to estimated profitability data from the Sub-Advisers because the Board did not view this data as being a key factor to its deliberations given the arm's-length nature of the relationship between Management and the Sub-Advisers with respect to the negotiation of sub-advisory fee rates. To test its assumption of an arm's-length fee rate, the Board requested from Management information about any other business relationships it has with any of the Sub-Advisers. In addition, the Board noted that the Sub-Advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board also considered the expected effect on profitability of having Management manage a sleeve of the Fund.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of the Fund. In this regard, in prior years, the Board considered fees charged to an unregistered fund of funds managed by Management that uses some of the same strategies used by the Funds and noted differences that reduced the usefulness of the comparison. The Board also considered the fees the Sub-Advisers charge for products with investment objectives, policies, and strategies that were similar to those of the Fund, if any. The Board noted that in many cases, those products were hedge funds, which typically charge fees substantially higher than mutual funds.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the peer group. In addition, the Board considered the expense limitation and/or fee waiver arrangement that reduce the Fund's expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board considered that breakpoints in a Sub-Adviser's fee

82

schedule would inure to the benefit of Management, and evaluated that fact in light of Management's overall profitability on the Fund, a subject on which the Board receives quarterly reports. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Conclusions

In approving the continuation of the Agreements, the Board concluded that, in its business judgment, the terms of each Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and each Sub-Adviser could be expected to continue to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time, or, in the case of underperformance by a Sub-Adviser, that the Board retained confidence in Management's and each Sub-Adviser's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

83

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

M0257 12/18

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean.  Mr. Cosgrove, Ms. Goss and Ms. McLean are independent trustees as defined by Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Commodity Strategy Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, Neuberger Berman Multi-Style Premia Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund.  Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Commodity Strategy Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, Neuberger Berman Multi-Style Premia Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund commenced operations on May 15, 2012, August 27, 2012, December 29, 2010, April 12, 2017, June 29, 2015, March 27, 2015, May 16, 2018 and September 16, 2016, respectively.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Long Short Fund.  Neuberger Berman Long Short Fund commenced operations on December 29, 2011.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $377,700 and $433,950 for the fiscal years ended 2017 and 2018, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $29,755 and $30,650 for the fiscal years ended 2017 and 2018, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in

Audit Fees were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $119,200 and $111,890 for the fiscal years ended 2017 and 2018, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $6,095 and $6,280 for the fiscal years ended 2017 and 2018, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $119,200 and $111,890 for the fiscal years ended 2017 and 2018, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.
Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s applicable annual report included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Alternative Funds

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 4, 2019

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 4, 2019